FTI MUNICIPAL BOND FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Shareholders' Meeting scheduled for March 22, 2002 at 11:00 a.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 3 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).

                          TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.




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                             FTI MUNICIPAL BOND FUND
                             (A SERIES OF FTI FUNDS)
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906

Dear Shareholders:

      Enclosed is a Notice of Meeting for a Special Shareholders' Meeting ("Meeting") of FTI Municipal Bond Fund ("FTI Fund," or the "Fund"), which is a series of FTI Funds ("FTI Trust"). The Meeting is scheduled for March 22, 2002 at 11:00 a.m. Eastern time at 600 Fifth Avenue, New York, NY 10020. The accompanying materials describe an important proposal that may affect the future of FTI Fund. We ask you to give this your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                         RETURN THE ENCLOSED PROXY CARD

      This Meeting is very important. The Trustees of your Fund unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of FTI Fund being exchanged for those of a fund called Franklin Federal Tax-Free Income Fund ("Franklin Fund"). If the shareholders of your Fund approve the proposal, you will receive shares of Franklin Fund equal in value to your investment in FTI Fund. You will no longer be a shareholder of FTI Fund, and you will instead be a shareholder of Franklin Fund. FTI Fund will no longer exist after the reorganization is completed. You will be able to buy shares of Franklin Fund without a sales charge.

   The proposed transaction is intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

   The Trustees recommend this transaction because of the compatibility of the investment policies of FTI Fund and Franklin Fund, and Franklin Fund's lower fees and expenses. Also, Franklin Fund has a significantly larger asset base than FTI Fund. The greater asset size of Franklin Fund is expected to benefit the shareholders of FTI Fund through economies of scale which may continue to result in lower annual expense ratios and a more stable base for asset management. FTI Fund shareholders may also benefit from the ability to exchange their shares of Franklin Fund for other Franklin Templeton Funds. Franklin Advisers, Inc ("Advisers") manages Franklin Fund. Fiduciary International, Inc. ("Fiduciary International") manages FTI Fund. Franklin Fund has investment goals and investment policies that are similar to those of FTI Fund.

   Please take the time to review this document and vote now. THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

[ ] To ensure that your vote is counted, indicate your position on the enclosed proxy card.

[ ] Sign and return your card promptly.

[ ] You may also vote by telephone or over the Internet.

[ ] If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

                                               Sincerely,



                                               Gregory E. Johnson
                                               President






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                             FTI MUNICIPAL BOND FUND
                             (A SERIES OF FTI FUNDS)
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                          TO BE HELD ON MARCH 22, 2002

To the Shareholders of FTI Municipal Bond Fund:

      NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting ("Meeting") of FTI Municipal Bond Fund ("FTI Fund"), a series of FTI Funds ("FTI Trust"), will be held at 600 Fifth Avenue New York, New York 10020 on March 22, 2002 at 11:00 a.m. Eastern time. The Meeting is being called for the following purposes:

      1. To approve or disapprove an Agreement and Plan of Reorganization ("Plan") between FTI Trust on behalf of FTI Fund and Franklin Federal Tax-Free Income Fund ("Franklin Fund") that provides for (i) the acquisition of substantially all of the assets of FTI Fund by Franklin Fund in exchange for shares of Franklin Fund, (ii) the distribution of such shares to the shareholders of FTI Fund, and (iii) the complete liquidation and dissolution of FTI Fund. Shareholders of FTI Fund will receive Advisor Class shares of Franklin Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholder shares in FTI Fund.

      2. To transact any other business, not currently contemplated, that may properly come before the meeting.

      The Plan in the attached Prospectus/Proxy Statement describes the transaction more completely. A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

      Shareholders of record as of the close of business on February 15, 2002 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                    By Order of the Board of Trustees,



                                    Murray L. Simpson
                                    Secretary
San Mateo, California
February 25, 2002

YOU ARE INVITED TO ATTEND THE MEETING, BUT IF YOU CANNOT DO SO, THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED, AND THE COSTS OF FURTHER SOLICITATIONS AVOIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO FTI TRUST AT ANY TIME THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.






                         PROSPECTUS AND PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                                TABLE OF CONTENTS
                                                                    PAGE

COVER PAGE                                                         Cover

SUMMARY
      What proposal am I voting on? ..............................    2
      How will the shareholder voting be handled?.................    2

COMPARISONS OF SOME IMPORTANT FEATURES............................    3
      How do the investment goals and policies of the Funds compare?  3
      What are the risks of an investment in the Funds? ..........    4
      Who manages the Funds? .....................................    4
      What are the fees and expenses of each of the Funds and
      what might they be after the Transaction? .................     6
      How do the performance records of the Funds compare? ......     7
      Where can I find more financial information about the Funds?    7
      What are other key features of the Funds? ..................    8

REASONS FOR THE TRANSACTION ......................................   10

INFORMATION ABOUT THE TRANSACTION ................................   11
      How will the Transaction be carried out? ...................   11
      Who will pay the expenses of the Transaction? ..............   12
      What are the tax consequences of the Transaction? ..........   12
      What should I know about the shares of Franklin Fund? ......   13
      What are the capitalizations of the Funds and what might the
      capitalization be after the Transaction? ...................   13

COMPARISON OF INVESTMENT GOALS AND POLICIES ......................   14
      Are there any significant differences between the
      investment goals and strategies of the Funds? ..............   14
      How do the fundamental investment restrictions of
      the Funds differ? ..........................................   15
      What are the risk factors associated with investments in
      the Funds? .................................................   17

VOTING INFORMATION ...............................................   18
      How many votes are necessary to approve the Plan? ..........   18
      How do I ensure my vote is accurately recorded? ............   19
      Can I revoke my proxy?  ....................................   19
      What other matters will be voted upon at the Meeting?  .....   19
      Who is entitled to vote? ...................................   19
      What other solicitations will be made? .....................   19
      Are there dissenters' rights? ..............................   20

INFORMATION ABOUT FRANKLIN FUND ..................................   20

INFORMATION ABOUT FTI FUND .......................................   20

PRINCIPAL HOLDERS OF SHARES ......................................   21

GLOSSARY - USEFUL TERMS AND DEFINITIONS ..........................   21

EXHIBITS TO PROSPECTUS AND PROXY STATEMENT .......................   22

     EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
                 FTI FUNDS ON BEHALF OF FTI MUNICIPAL BOND FUND
                 AND FRANKLIN FEDERAL TAX-FREE INCOME FUND           A-1

     EXHIBIT B - ADDITIONAL INFORMATION STATEMENT REGARDING
                 FRANKLIN FEDERAL TAX-FREE INCOME FUND -
                 ADVISOR CLASS                                       B-1

     EXHIBIT C - PROSPECTUS OF FRANKLIN FEDERAL TAX-FREE
                 INCOME FUND - CLASS A, B & C DATED
                 SEPTEMBER 1, 2001 (ENCLOSED)

     EXHIBIT D - ANNUAL REPORT TO SHAREHOLDERS OF FRANKLIN
                 FEDERAL TAX-FREE INCOME FUND DATED
                 APRIL 30, 2001 (ENCLOSED)




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                         PROSPECTUS AND PROXY STATEMENT
                             DATED FEBRUARY 25, 2002
                          ACQUISITION OF THE ASSETS OF
                             FTI MUNICIPAL BOND FUND
                             (A SERIES OF FTI FUNDS)
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                                 (650) 312-2000

                        BY AND IN EXCHANGE FOR SHARES OF
                      FRANKLIN FEDERAL TAX-FREE INCOME FUND
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                                 (650) 312-2000

   This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of FTI Municipal Bond Fund ("FTI Fund," or the "Fund"), which is a series of the FTI Funds ("FTI Trust"), to approve or disapprove an Agreement and Plan of Reorganization (the "Plan"). If shareholders of FTI Fund vote to approve the Plan, substantially all of the assets of FTI Fund will be acquired by, and in exchange for, shares of Franklin Federal Tax-Free Income Fund ("Franklin Fund").

   The Meeting will be held at 600 Fifth Avenue New York, New York 10020 on March 22, 2002 at 11:00 a.m. Eastern time. The Board of Trustees of FTI Trust on behalf of FTI Fund is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about February 28, 2002.

   If FTI Fund shareholders vote to approve the Plan, you will receive shares of Franklin Fund equal in value to your investment in FTI Fund. FTI Fund will then be liquidated and dissolved.

   Both FTI Fund and Franklin Fund invest primarily in municipal securities. The investment goals of FTI Fund and Franklin Fund are similar, but not identical. Franklin Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. FTI Fund's investment goal is total return with emphasis on income. Fiduciary International, Inc. ("Fiduciary International") serves as investment adviser to FTI Fund. Franklin Advisers, Inc. ("Advisers") serves as investment adviser to Franklin Fund.

   This Prospectus/Proxy Statement gives the information about the proposed reorganization and Franklin Fund that you should know before voting on the Plan. You should retain it for future reference. Additional information about Franklin Fund and the proposed reorganization has been filed with the SEC and can be found in the following documents:

[ ]An Additional Information Statement Regarding Franklin Fund - Advisor Class contains more information about the Fund's Advisor Class shares, is attached to and considered a part of this Prospectus/Proxy Statement.

[ ]The Prospectus of Franklin Fund - Class A, B & C dated September 1, 2001 (the
   "Franklin Fund Prospectus"), is attached to and considered a part of this Prospectus/Proxy Statement.

[ ]The Annual Report to Shareholders of Franklin Fund dated April 30, 2001, which contains financial and performance information for Franklin Fund, is attached to and considered a part of this Prospectus/Proxy Statement.

[ A Statement of Additional Information dated February 25, 2002 relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

      You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN(R) or by writing to Franklin Fund or FTI Trust at P.O. Box 997151, Sacramento, CA 95899-9983.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.




                                     SUMMARY

      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit
A), additional information regarding Franklin Fund - Advisor Class (attached as Exhibit B), the Franklin Fund Prospectus (enclosed as Exhibit C) and the Annual Report to Shareholders of Franklin Fund (enclosed as Exhibit D).

WHAT PROPOSAL AM I VOTING ON?

      At a meeting held on January 16, 2002, the Board of Trustees of FTI Trust on behalf of FTI Fund considered a proposal to merge FTI Fund into Franklin Fund, approved the Plan and voted to recommend that shareholders of FTI Fund vote to approve the Plan. If shareholders of FTI Fund vote to approve the Plan, it will result in the transfer of substantially all of FTI Fund's assets to Franklin Fund, in exchange for shares of Franklin Fund of equal value. The shares of Franklin Fund will then be distributed to FTI Fund shareholders and FTI Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of FTI Fund and will become a shareholder of Franklin Fund. The exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

      Your shares of FTI Fund will be exchanged for shares of Franklin Fund of equal value.

      Advisers manages Franklin Fund. It has an investment goal and policies that are similar, but not identical, to those of FTI Fund. For the reasons set forth in the "Reasons for the Transaction" section of this Prospectus/Proxy Statement, the Board of Trustees of FTI Trust, on behalf of FTI Fund, has determined that the Transaction is in the best interests of the shareholders of FTI Fund. The Board of Trustees of FTI Trust and the Board of Directors of Franklin Fund also concluded that no dilution in value would result to the shareholders of FTI Fund or Franklin Fund as a result of the Transaction.

                   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                            VOTE TO APPROVE THE PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

    Shareholders who own shares at the close of business on February 15, 2002 will be entitled to vote at the Meeting, and will be entitled to one vote for each dollar (and a fractional vote for each fractional dollar thereof) of net asset value (computed as the number of shares owned times the net asset value per share) of shares. Approval of the Transaction requires the affirmative vote of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Affirmative Majority Vote").

    Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card or voting by telephone or over the Internet. If you vote by any of these three methods, the persons appointed as proxies will officially cast your votes at the Meeting.

    You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

                    COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

    Both FTI Fund and Franklin Fund invest primarily in municipal securities. FTI Fund and Franklin Fund's investment goals are similar, but not identical. The investment goal of Franklin Fund is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. FTI Fund's investment goal is total return with emphasis on income. Although both FTI Fund and Franklin Fund (the "Funds") focus on investments in municipal securities, there are differences in the strategies pursued by each Fund.

    The main differences between the strategies of FTI Fund and Franklin Fund are: (i) FTI Fund may invest in municipal securities that are subject to federal alternative minimum tax (AMT) without limit, while Franklin Fund limits its investments of securities subject to AMT and in securities that pay taxable interest to 20% of its total assets; (ii) Franklin Fund may invest in municipal lease obligations while FTI Fund does not invest in these obligations; (iii) Franklin Fund generally invests in municipal securities with longer maturities than FTI Fund, which invests in intermediate (5-10 year) maturity municipal securities (although Franklin Fund and FTI Fund typically have portfolios with similar durations); and, (iv) Franklin Fund only invests in municipal securities in the top four rating categories, while FTI Fund may invest up to 20% of its assets in securities rated as low as B.

    For more information about the investment goals and policies of FTI Fund and Franklin Fund, please see the section "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

      Investments in Franklin Fund and FTI Fund involve risks common to most mutual funds. There is no guarantee against losses resulting from an investment in either Fund, or that either Fund will achieve its investment goals. Both Funds are subject to the risks posed by investing in municipal securities.

      The risks associated with an investment in each Fund are similar and include interest rate, credit, income, municipal securities market, tax, when issued transactions, and state and territory economic conditions.

      For more information about the risks of the Funds, see the section "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

      The management of the business and affairs of the Funds is the responsibility of the Board of Trustees of FTI Trust (in the case of FTI Fund) and the Board of Directors of Franklin Fund. Each Fund is an open-end, registered management investment company, commonly referred to as a "mutual fund." Franklin Fund was organized as a California corporation on January 7, 1982 and is registered with the SEC. FTI Trust was organized as a Massachusetts business trust on October 18, 1995 and also is registered with the SEC.

    Fiduciary International is the investment manager of FTI Fund. Advisers manages the assets for Franklin Fund. Fiduciary International is an indirect, wholly owned subsidiary of Franklin Resources, Inc. ("Resources") and Advisers is a wholly owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Fiduciary International, Advisers and their respective affiliates serve as investment manager or administrator to 53 registered investment companies, with approximately 162 U.S.-based funds or series. They have over $264 billion in combined assets under management for more than 5 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.



The team responsible for Franklin Fund's day-to-day management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS Ms. Amoroso has been an analyst or portfolio manager of Franklin Fund since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, VICE PRESIDENT OF ADVISERS Mr. Rivera has been an analyst or portfolio manager of Franklin Fund since 1996. He joined Franklin Templeton Investments in 1994.

JOHN WILEY, VICE PRESIDENT OF ADVISERS Mr. Wiley has been an analyst or portfolio manager of Franklin Fund since 1991. He joined Franklin Templeton Investments in 1989.

FTI Fund's day-to-day management is the responsibility of:

RONALD SANCHEZ, SENIOR VICE PRESIDENT OF FIDUCIARY TRUST COMPANY
International Mr. Sanchez has been the manager of FTI Fund since its inception. He joined Fiduciary Trust Company International in 1993.

    Franklin Fund has a management agreement with Advisers under which Advisers receives a management fee based on the schedule below:


ANNUAL RATE     NET ASSETS
------------------------------------------------------
0.625%          First $100 million

0.500%          Over $100-250 million

0.450%          Over $250 million-10 billion

0.440%          Over $10-12.5 billion

0.420%          Over $12.5-15 billion

0.400%          Over $15-17.5 billion

0.380%          Over $17.5-20 billion

0.360%          Over $20 billion


    FTI Fund has a management agreement with Fiduciary International under which Fiduciary International receives a management fee based on the schedule below:


ANNUAL RATE     AVERAGE DAILY NET ASSETS
------------------------------------------------------
0.500%          All assets


    Advisers pays an administration fee to FT Services equal to:


ANNUAL RATE     AVERAGE DAILY NET ASSETS
------------------------------------------------------
0.150%          First $200 million

0.135%          Over $200-700 million

0.100%          Over $700 million-1.2 billion

0.075%          Over $1.2 billion



    FTI Trust pays a separate administration fee to FT Services equal to:


ANNUAL RATE     AVERAGE DAILY NET ASSETS
------------------------------------------------------
0.200%          All assets


WHAT ARE THE FEES AND EXPENSES OF EACH OF THE FUNDS AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

      The table below describes the fees and expenses of the Funds for the 12-month period ended October 31, 2001.

                                  FEE TABLE FOR
                           FTI FUND AND FRANKLIN FUND

                                          ACTUAL+                 PROJECTED++
                                          -----------------------------------

                                                                 FRANKLIN
                                                     FRANKLIN    FUND-
                                                     FUND-       ADVISOR CLASS
                                             FTI     ADVISOR     AFTER
                                            FUND     CLASS       TRANSACTION
-----------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES*
 Maximum Sales Charge
 (as a percentage of Offering Price)        None      None        None
   Paid at time of purchase                 None      None        None
   Paid at time of redemption               None      None        None
 Exchange Fee (per transaction)             None      None        None

ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
   Management Fees                          0.50%     0.45%       0.45%
   Distribution and service (12b-1) Fees    None/1    None        None
   Other Expenses                           0.35%/2   0.07%       0.07%
                                          -----------------------------------
 Total Annual Fund Operating Expenses       0.85%/2   0.52%       0.52%
                                          ------------------------------------

+ Information for FTI Fund is provided for the 12 month period ended October 31, 2001. Information for Franklin Fund Advisor Class shares is based on actual Franklin Fund Class A expenses for the 12 month period ended October 31, 2001 since Advisor Class is a new class of shares that has not been offered in the past.
++ Projected expenses based on anticipated Franklin Fund Advisor Class expenses.
* If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
1. FTI Fund did not pay or accrue the distribution and service (12b-1) fee during the fiscal year ended November 30, 2001. FTI Fund has no present intention of paying or accruing the distribution and service (12b-1) fee during the fiscal year ending November 30, 2002.
2. For the period ended October 31, 2001, FTI Fund's manager agreed to assume as its own certain operating expenses otherwise payable by the Fund. With this reduction, other expenses of the Fund equaled 0.30% and total operating expenses of the Fund equaled 0.80%.

EXAMPLE

   This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

[ ] You invest $10,000 for the periods shown;
[ ] Your investment has a 5% return each year;
[ ] The Fund's operating expenses remain the same; and
[ ] You sell your shares at the end of the periods shown.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS

FTI Fund                                 $87      $271      $471      $1,049
Franklin Fund - Advisor Class            $54      $170      $296        $665
Projected Franklin Fund - Advisor Class
(after  Transaction)                     $53      $167      $291        $653

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

     The performance of the Funds as of December 31, 2001, is shown below:

AVERAGE ANNUAL TOTAL RETURNS
                                  INCEPTION                         SINCE
                                    DATE      1 YEAR   3 YEARS    INCEPTION/2
                           --------------------------------------------------
FTI Fund                          12/11/98    4.66%     3.87%      3.82%
Franklin Fund - Class A/1         10/7/83     4.63%     3.86%      8.18%

1. The calculation for Franklin Fund - Class A assumes that there were no sales charges deducted from the initial purchase of shares.
2. The average annual total returns listed are based on the inception dates for FTI Fund and Franklin Fund, respectively. These dates are different, as noted in the table.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

      The Franklin Fund Prospectus (enclosed as Exhibit C) as well as the current Annual Report to Shareholders (enclosed as Exhibit D) contain additional financial information about Franklin Fund. The Annual Report to Shareholders of Franklin Fund also has discussions of Franklin Fund's performance during the fiscal year ended April 30, 2001. Also, the current Semi-Annual Report to Shareholders of Franklin Fund contains more financial information about Franklin Fund as well as discussion of Franklin Fund's performance during the six month period ended October 31, 2001.

      The FTI Fund Prospectus, as well as the Annual Report to Shareholders for FTI Fund, contain more financial information about FTI Fund. These documents are available free of charge upon request (see the section "Information About FTI Fund").


      The financial highlights for Franklin Fund have been audited by PricewaterhouseCoopers LLP for the five years ended April 30, 2001.

                              FINANCIAL HIGHLIGHTS
                      FRANKLIN FEDERAL TAX-FREE INCOME FUND


                         SIX MONTHS ENDED
                         OCTOBER 31, 2001             YEAR ENDED APRIL 30,
                                          -----------------------------------------------------------
CLASS A*                    (UNAUDITED)      2001       2000       1999         1998         1997
-----------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value,
beginning of period          $11.77         $11.41     $12.31      $12.25       $11.90       $11.83
                         ----------------------------------------------------------------------------
Income from investment
operations:
   Net investment income/a      .31            .65        .66         .67          .69          .71
   Net realized and unrealized
   gains (losses)               .27            .36       (.89)        .06          .35          .07
                         ---------------------------------------------------------------------------
Total from investment
operations                      .58           1.01       (.23)        .73         1.04          .78
                         ----------------------------------------------------------------------------
Less distributions
from:
   Net investment income       (.31)          (.65)      (.66)       (.67)        (.69)        (.71)
   Net realized gains           ---            ---       (.01)        ---          ---          ---
                         ----------------------------------------------------------------------------
Total distributions            (.31)          (.65)      (.67)       (.67)        (.69)        (.71)
                         ----------------------------------------------------------------------------
Net asset value, end
of period                    $12.04          $11.77     $11.41       $12.31      $12.25      $11.90
                         ----------------------------------------------------------------------------
Total return/b                 5.02%           9.07%     (1.87)%       6.10%       8.92%       6.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
period (000's)             $6,739,889    $6,431,800    $6,321,014   $7,170,226   $7,022,961   $6,905,488
Ratios to average net assets:
   Expenses                    .61%/c          .60%        .60%         .60%        .59%        .58%
   Net investment income      5.22%/c         5.54%       5.64%        5.41%       5.70%       6.00%
Portfolio turnover rate       4.25%           9.79%      16.63%        9.90%      14.54%      16.43%

* Advisor Class of the Fund is a new class of shares that has not been offered in the past.
a. Based on average shares outstanding effective year ended April 30, 1999.
b. Total return does not include sales commissions or the contingent deferred sales charge, and is not annualized.
c. Annualized.


WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

      CUSTODY SERVICES. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as the custodian of the securities and other assets of Franklin Fund. JPMorgan Chase Bank, MetroTech Center, Brooklyn, NY 11245, acts as the custodian of the securities and other assets of FTI Fund.

The Funds use the same service providers for the following services:

      TRANSFER AGENCY SERVICES. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for FTI Fund and Franklin Fund.

      ADMINISTRATIVE SERVICES. FT Services, a wholly owned subsidiary of Resources, provides certain administrative facilities and services to Franklin Fund and FTI Fund under the same terms and conditions. The fees paid by Franklin Fund are lower.

      DISTRIBUTION SERVICES. Distributors acts as the principal underwriter in the continuous public offering of the Funds' shares under the same terms and conditions for the Funds.

      DISTRIBUTION AND SERVICE (12B-1) FEES. Advisor Class of Franklin Fund has not adopted a Rule 12b-1 plan. FTI Trust has adopted a Rule 12b-1 plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of FTI Fund shares. FTI Trust has no present intention to activate the Rule 12b-1 plan and Distributors has no present intention to collect any fees pursuant to the Plan. If FTI Trust were to activate the Rule 12b-1 plan, it would be permitted to pay up to 0.25% of the average net assets of FTI Fund as a distribution fee to Distributors. Because 12b-1 fees would be paid out of FTI Fund's assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

      For more information regarding the distribution expenses of Advisor Class shares of Franklin Fund, please refer to Exhibit B.

    PURCHASES AND REDEMPTIONS. FTI Fund and Advisor Class shares of Franklin Fund do not impose sales charges, but restrict purchases to certain qualified investors.

    You may sell (redeem) your shares at any time. Shares of Franklin Fund also may be exchanged at NAV for shares of many of the other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectus of the respective Franklin Templeton Fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

    Shares of Franklin Fund and FTI Fund may be redeemed at NAV.

    Additional information and specific instructions explaining how to buy, sell, and exchange shares of Franklin Fund are outlined in the Additional Information Regarding Franklin Fund - Advisor Class found in Exhibit B. Similar information and instructions for FTI Fund are outlined in the FTI Trust Prospectus beginning with the section "How to Purchase Shares." The accompanying Franklin Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions." These instructions and phone numbers are the same for each Fund.

     DIVIDENDS AND DISTRIBUTIONS. Franklin Fund intends to pay an income dividend monthly from its net investment income. FTI Fund declares any dividends daily and pays them monthly to shareholders. Each Fund pays capital gains, if any, at least annually to its shareholders. The amount of any distributions will vary, and there is no guarantee a fund will pay either income dividends or capital gain distributions. Neither FTI Fund nor Franklin Fund pays "interest" or guarantees any amount of dividends or return on an investment in its shares.

    The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in Franklin Fund, see the attached Franklin Fund Prospectus under the heading "Distributions and Taxes." For more information about the tax implications of investments in FTI Fund, see the FTI Fund Prospectus under the heading "Account and Share Information-Tax Information."

                           REASONS FOR THE TRANSACTION

      The Board of Trustees of FTI Trust ("FTI Board") on behalf of FTI Fund has recommended the acquisition of substantially all of the assets of FTI Fund by Franklin Fund in exchange for shares of Franklin Fund and the distribution of such shares to the shareholders of FTI Fund in complete liquidation and dissolution of FTI Fund (the "Transaction") in order to combine FTI Fund with a larger fund that has similar goals and investment policies.

      Meetings of the FTI Board were held on September 12, 2001, November 14, 2001, and January 16, 2002 to consider the proposed Transaction. In addition, the independent Trustees held a separate meeting to consider this matter. The independent Trustees and the FTI Board have been advised on this matter by independent counsel to the Fund.

      The FTI Board requested and received from Advisers written materials containing relevant information about Franklin Fund and the proposed Reorganization, including fee and expense information on an actual and future estimated basis, and comparative performance data.

      The FTI Board considered the potential benefits and costs of the Transaction to shareholders of FTI Fund. The FTI Board reviewed detailed information about: (1) the investment objectives and policies of Franklin Fund,
(2) the portfolio management of Franklin Fund, (3) the financial and organizational strength of Advisers, (4) the comparability of the investment goals, policies, restrictions and investments of FTI Fund with those of Franklin Fund, (5) the comparative short-term and long-term investment performance of Franklin Fund and FTI Fund, (6) the current expense ratios of Franklin Fund and FTI Fund, (7) the expenses related to the transactions, (8) the tax consequences of the Transaction, and (9) the general characteristics of investors in FTI Fund.

      The FTI Board also considered that: (a) the investment advisory fee for Franklin Fund was significantly lower than such fee for FTI Fund; (b) the expenses for shareholders in the combined fund will be significantly lower even taking into account waivers of fees and assumption of expenses by Fiduciary International; (c) the relatively small asset size of FTI Fund had prevented it from realizing significant economies of scale in reducing its expense ratio (absent waivers of fees and assumption of expenses by Fiduciary International);
(d) based on FTI Fund's historical asset growth, its assets were unlikely to grow sufficiently in the foreseeable future to result in significant economies of scale; (e) FTI Fund shareholders would have the ability to invest current account assets in additional investment options, without a sales charge, through the exchange privilege into other Franklin Templeton Funds; (f) FTI Fund shareholders would have the ability in the future to purchase additional shares of many of the Franklin Templeton Funds without a sales charge; and (g) Franklin Fund offers more frequent shareholder reporting.

      Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the FTI Board, including all of the Trustees who are not interested persons of FTI Fund, concluded that the Transaction is in the best interests of the shareholders of FTI Fund and that no dilution of value would result to the shareholders of FTI Fund from the Transaction. It approved the Plan on January 16, 2002 and recommended that shareholders of FTI Fund vote to approve the Transaction.

      The Board of Directors of Franklin Fund also concluded that the Transaction is in the best interests of the shareholders of Franklin Fund and that no dilution of value would result to the shareholders of Franklin Fund from the Transaction.

      FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN.


                        INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

      If the shareholders of FTI Fund approve the Plan, the Transaction will take place after various conditions are satisfied by FTI Trust, on behalf of FTI Fund, and by Franklin Fund, including the preparation of certain documents. FTI Trust and Franklin Fund will determine a specific date, called the "closing date," for the actual Transaction to take place. If the shareholders of FTI Fund do not approve the Plan, the Transaction will not take place.

      Until the close of business on the day of the Meeting, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions. If shareholders of FTI Fund approve the Plan at the Meeting, shares of FTI Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans.

      If the shareholders of FTI Fund approve the Plan, FTI Fund will transfer substantially all of its assets on the closing date, which is scheduled for March 27, 2002 or such other later date as FTI Trust and Franklin Fund may agree, to Franklin Fund. In exchange, Franklin Fund will issue shares of Franklin Fund that have a value equal to the dollar value of the assets delivered to Franklin Fund. FTI Trust will distribute the Franklin Fund shares it receives to the shareholders of FTI Fund. Each shareholder of FTI Fund will receive a number of Franklin Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of FTI Fund. The stock transfer books of FTI Fund will be permanently closed as of 4:00 p.m. Eastern time on the closing date. FTI Fund will only accept requests for redemptions received in proper form before 4:00 p.m. Eastern time on the closing date. Requests received after that time will be considered requests to redeem shares of Franklin Fund. As soon as is reasonably practicable after the transfer of its assets, FTI Fund will pay or make provision for payment of all its liabilities. FTI Fund will then terminate its existence as a separate series of FTI Trust.

      To the extent permitted by law, FTI Trust and Franklin Fund may agree to amend the Plan without shareholder approval. If any amendment is made to the Plan which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

      Each of FTI Trust and Franklin Fund has made representations and warranties in the Plan that are customary in matters such as the Transaction. The obligations of FTI Trust and Franklin Fund under the Plan with respect to FTI Fund or Franklin Fund are subject to various conditions, including:

[ ] Franklin Fund's Registration Statement on Form N-14 under the Securities Act of 1933 shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

[ ]     the shareholders of FTI Fund shall have approved the Transaction;

[ ] FTI Trust and Franklin Fund shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for Federal income tax purposes for FTI Fund, Franklin Fund or their shareholders; and

[ ] the issuance of an order from the SEC, for which an application has been filed with the SEC and the parties believe will be issued, that the Transaction is exempt from Section 17(a) of the 1940 Act, which prohibits an affiliated person of a mutual fund, or any affiliated person of such person acting as principal, knowingly to sell any security or other property to the mutual fund or to purchase from the mutual fund any security or other property.

      If FTI Trust and Franklin Fund agree, the Plan may be terminated or abandoned at any time before or, to the extent permitted by law, after the approval of the shareholders of FTI Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

      The expenses resulting from the Transaction, including the costs of filing an exemptive order application with the SEC and the proxy solicitation, are estimated to be $36,681, of which FTI Fund, Franklin Fund, Fiduciary International and Advisers each will pay $9,170.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

      The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from FTI Trust, on behalf of FTI Fund, and Franklin Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to Franklin Fund, that shareholders of FTI Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of FTI Fund for shares of Franklin Fund and that neither Franklin Fund nor its shareholders will recognize any gain or loss upon Franklin Fund's receipt of the assets of FTI Fund.

      FTI Fund has capital loss carryovers. Capital losses can generally be carried forward to each of the eight (8) taxable years succeeding the loss year. Whether the Transaction will cause FTI Fund to lose the benefit of a capital loss carryover that would otherwise have been utilized if the Transaction had not taken place depends, in part, on the years remaining in the carryover period and the amount of an annual limitation, as well as on factors that cannot be determined at the time of the Transaction, such as future portfolio gains and losses.

      After the Transaction, you will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your particular circumstances. You should also consult your tax advisor regarding state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE SHARES OF FRANKLIN FUND?

      Advisor Class Shares of Franklin Fund will be distributed to shareholders of FTI Fund and generally will have the same legal characteristics as the shares of FTI Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability. FTI Fund is a series of FTI Trust. FTI Trust is organized as a Massachusetts business trust. Franklin Fund is organized as a California corporation. Former shareholders of FTI Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Franklin Fund until FTI Fund certificates have been returned.


WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

      The following table sets forth, as of December 31, 2001, the capitalization of FTI Fund and Franklin Fund. The table also shows the projected capitalization of Franklin Fund as adjusted to give effect to the proposed Transaction. The capitalization of Franklin Fund and its classes is likely to be different when the Transaction is consummated.


                                                                      FRANKLIN FUND -
                                                                         PROJECTED
                                 FTI FUND         FRANKLIN FUND       AFTER TRANSACTION
                                (UNAUDITED)       (UNAUDITED)            (UNAUDITED)
---------------------------------------------------------------------------------------
NET ASSETS
Class A                                           $6,576,438,244.51   $ 6,576,438,244.51
Class B                                             $188,611,844.08      $188,611,844.08
Class C                                             $295,474,314.91      $295,474,314.91
FTI Fund Class/
 Franklin Fund-Advisor Class*    $92,953,857.73                          $ 92,953,857.73

NET ASSET VALUE PER SHARE
Class A                                                      $11.76               $11.76
Class B                                                      $11.75               $11.75
Class C                                                      $11.75               $11.75
FTI Fund Class/
 Franklin Fund-Advisor Class*            $ 9.93              $11.76               $11.76

SHARES OUTSTANDING
Class A                                             559,393,280.291       559,393,280.291
Class B                                              16,054,135.803        16,054,135.803
Class C                                              25,145,877.830        25,145,877.830
FTI Fund Class/
 Franklin Fund-Advisor Class*     9,358,373.34                              7,904,239.603


*FTI Fund only offers one class of shares. Franklin Fund has four classes of shares, including Advisor Class. As of December 31, 2001, Franklin Fund offered three classes of shares.

                  COMPARISON OF INVESTMENT GOALS AND POLICIES

      This section describes the key differences between the investment policies of FTI Fund and Franklin Fund, and certain noteworthy differences between the investment goals and policies of these Funds. For a complete description of Franklin Fund's investment policies and risks, you should read the Franklin Fund Prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit C.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS AND STRATEGIES OF THE FUNDS?

    There are several important differences between the Funds.

      The investment goal of Franklin Fund is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. FTI Fund's investment goal is total return with emphasis on income. Although each of these Funds focuses on investments in municipal securities, there are differences in the strategies pursued by FTI Fund and Franklin Fund.

      Franklin Fund seeks to achieve its investment goal by investing, under normal market conditions, at least 80% of its total assets in investment grade municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax (AMT). Although Franklin Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be in tax-free securities that pay interest that may be subject to AMT and, although not anticipated, in securities that pay taxable interest. Franklin Fund only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). Advisers selects securities that it believes will provide the best balance between risk and return within Franklin Fund's range of allowable investments and typically uses a buy and hold strategy. This means Advisers holds securities in Franklin Fund's portfolio for income purposes, rather than trading securities for capital gains, although Advisers may sell a security at any time if it believes it could help Franklin Fund meet its goal. Franklin Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property.

      FTI Fund seeks to achieve its investment goal by investing in high quality municipal securities of intermediate duration (a 5-10 year maturity with a 4-7 year duration) and fixed income securities so that at least 80% of its annual interest income is exempt from federal regular income tax. (Federal regular income tax does not include the individual AMT or the AMT for corporations.) FTI Fund may invest in obligations subject to AMT without limit. Under normal market conditions, at least 80% of FTI Fund's assets are invested in investment grade securities or unrated securities deemed by Fiduciary International to be of comparable quality to investment grade securities. No more than 20% of the assets may be invested in securities rated as low as B. In selecting securities for FTI Fund, Fiduciary International assesses the impact of anticipated interest rates and market risks. Fiduciary International actively allocates the portfolio among different types of tax-exempt securities. To enhance after-tax total return, Fiduciary International may, from time to time, select taxable securities such as U.S. Treasury securities.

      The main differences between the strategies of FTI Fund and Franklin Fund are: (i) FTI Fund may invest in municipal securities that are subject to federal alternative minimum tax (AMT) without limit, while Franklin Fund limits its investments of securities subject to AMT and in securities that pay taxable interest to 20% of its total assets; (ii) Franklin Fund may invest in municipal lease obligations while FTI Fund does not invest in these obligations; (iii) Franklin Fund generally invests in municipal securities with longer maturities than FTI Fund, which invests in intermediate (5-10 year) maturity municipal securities (although Franklin Fund and FTI Fund typically have portfolios with similar durations); and, (iv) Franklin Fund only invests in municipal securities in the top four rating categories, while FTI Fund may invest up to 20% of its assets in securities rated as low as B.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

      Policies or restrictions that are deemed fundamental may not be changed by FTI Fund or Franklin Fund without the approval of an Affirmative Majority Vote of the applicable Fund's shareholders. Set forth below is a description of the differences between the Funds' fundamental investment policies or restrictions.

      BORROWING FTI Fund may borrow money, directly or indirectly, to the maximum extent permitted under the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff and any exemptive order or similar relief granted to FTI Fund (collectively, the "1940 Act Laws, Interpretations and Exemptions"). FTI Fund has a non-fundamental policy (which means it may be changed by the Board of Trustees without the approval of shareholders) that restricts the Fund from borrowing money in excess of 5% of the value of its net assets.

      Franklin Fund is restricted from borrowing money, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the total asset value.

      SENIOR SECURITIES FTI Fund may issue senior securities to the maximum extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

      Franklin Fund does not have a fundamental investment policy that restricts the issuance of senior securities, but generally is limited in issuing such securities under the 1940 Act Laws, Interpretations and Exemptions.

      COMMODITIES Neither Fund may purchase or sell physical commodities, except FTI Fund may purchase securities of companies that deal in commodities, financial futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash.

      Franklin Fund may not invest in commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs. Franklin Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by Franklin Fund and, therefore, there are no option transactions available for Franklin Fund.

      REAL ESTATE FTI Fund may not purchase or sell real estate, provided that this restriction does not prevent FTI Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. FTI Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      Franklin Fund may not acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.

      SECURITIES LENDING Franklin Fund may not lend its portfolio securities if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan. FTI Fund may not make loans, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

      MARGIN Franklin Fund may not buy any securities on margin. FTI Fund has a non-fundamental policy which restricts buying on margin, except that it may obtain short-term credits necessary for the clearance of purchases and sales of securities, and may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      SHORT SALES Franklin Fund may not sell securities short. FTI Fund has a non-fundamental policy that also restricts short sales of securities.

      INVESTMENT COMPANIES Franklin Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. Franklin Fund may, however, invest its uninvested daily cash balances in shares of Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the money market fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and (iii) aggregate investments by Franklin Fund in any such money market fund do not exceed (A) the greater of (i) 5% of its total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

      As a non-fundamental policy, FTI Fund limits investments in other investment companies to (i) no more than 3% of the total outstanding voting stock of any investment company, (ii) no more than 5% of its total assets in any one investment company, or (iii) no more than 10% of its total assets in investment companies in general (unless permitted to exceed these limits by action of the SEC). FTI Fund may only purchase securities of closed-end investment companies in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

      INVESTING FOR CONTROL Franklin Fund may not invest in companies for the purpose of exercising control or management. FTI Fund has a similar non-fundamental investment restriction.

      TRANSACTIONS WITH OFFICERS AND DIRECTORS Franklin Fund may not purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of Franklin Fund, one or more of the its officers, directors, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

      FTI Fund is not similarly restricted.

      VOTING SECURITIES Franklin Fund may not purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

      FTI Fund does not have a similar fundamental restriction, but is limited, as a diversified fund under the 1940 Act, in its ownership of the voting securities of a particular issuer.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

      Like all investments, an investment in either of the Funds involves risk. There is no assurance that the Funds will meet their investment goals. The achievement of the Funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills.

      INTEREST RATE Each Fund focuses on investments in debt securities. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

      INCOME Since each Fund can only distribute what it earns, a Fund's distributions to shareholders may decline when interest rates fall.

      CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

      Many of each Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent either Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in that Fund's portfolio may affect the value of the securities they insure, the Fund's share price and performance. Each Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

      LOWER-RATED SECURITIES. Securities rated below the top four ratings, sometimes called "junk bonds," generally have more credit risk than higher-rated securities. FTI Fund may invest in lower-rated securities, while Franklin Fund does not.

      The risk of default or price changes due to changes in the issuer's credit quality is greater with lower-rated securities. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers also are more likely to encounter financial difficulties and to be materially affected by these difficulties when they encounter them. The market price of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general or regional economic difficulty. Lower-rated securities also may be less liquid than higher-rated securities.

      MUNICIPAL MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

      Franklin Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

      TAX In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by a Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund buying the security assumes the risk that the value of the security at delivery may be more or less than the purchase price.

      STATE AND TERRITORY ECONOMIC CONDITIONS Each Fund's portfolio is widely diversified among issuers of municipal securities. However, from time to time, Franklin Fund may have a significant position in the municipal securities of a particular state or territory. Under these circumstances, changes in the economic conditions in that state or territory are likely to affect Franklin Fund's investments and performance.

      FTI Fund does not intend to purchase securities if, as a result of such purchase, more than 25% of the value of its total assets would be invested in the securities of governmental subdivisions located in any one state, territory or possession of the United States.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?

      An Affirmative Majority Vote of the shareholders entitled to vote is necessary to approve the Plan for the Fund. Each shareholder will be entitled to one vote for each dollar (and a fractional vote for each fractional dollar thereof) of net asset value (computed as the number of shares owned times the net asset value per share) of shares held at the close of business on February 15, 2002 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

      Under relevant state law and FTI Trust's governing documents, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

      You can vote in any one of four ways:

           o By mail, with the enclosed proxy card.

           o In person at the Meeting.

           o By telephone or through the Internet; a control number is provided on your proxy card and separate instructions are enclosed.

      A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

CAN I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by sending a written notice to FTI Trust expressly revoking your proxy, by signing and forwarding to FTI Trust a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

      The Board of Trustees of FTI Trust does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

      Shareholders of record of FTI Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 9,253,794.228 outstanding shares of FTI Fund.

WHAT OTHER SOLICITATIONS WILL BE MADE?

      FTI Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. FTI Trust may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of FTI Trust without extra pay, may conduct additional solicitations by telephone, personal interviews, and other means. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by FTI Fund, one-quarter by Franklin Fund, one-quarter by Fiduciary International, and one-quarter by Advisers.

ARE THERE DISSENTERS' RIGHTS?

      Shareholders of FTI Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your Franklin Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.

                         INFORMATION ABOUT FRANKLIN FUND

Information about Franklin Fund is included in the Franklin Fund Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Detailed information regarding the Advisor Class for Franklin Fund is attached as Exhibit B to this Prospectus/Proxy Statement. Additional information about Franklin Fund is included in its SAI dated September 1, 2001, which is incorporated into the applicable Prospectus and considered a part of this Prospectus/Proxy Statement. The Franklin Fund's Annual Report to Shareholders for the fiscal year ended April 30, 2001, is attached to and considered a part of this Prospectus/Proxy Statement. Also, the current Semi-Annual Report to Shareholders of Franklin Fund contains more financial information about Franklin Fund during the six month period ended October 31, 2001. You may request a free copy of the SAI and other information by calling 1-800/DIAL-BEN(R) or by writing to Franklin Fund at P.O. Box 997151, Sacramento, CA 95899-9983.

      Franklin Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

                             INFORMATION ABOUT FTI FUND

      Information about FTI Fund is included in the current FTI Fund Prospectus, as well as the FTI Fund SAI dated March 31, 2001, and in FTI Trust's Annual Report to Shareholders dated November 30, 2001. These documents have been filed with the SEC. You may request free copies of these documents and other information relating to FTI Fund by calling 1-800/DIAL BEN(R) or by writing to FTI Trust at P.O. Box 997151, Sacramento, CA 95899-9983. Reports and other information filed by FTI Trust can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.


                           PRINCIPAL HOLDERS OF SHARES

      As of the Record Date, the officers and trustees of FTI Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of FTI Fund. In addition, as of the Record Date, the officers and directors of Franklin Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of Franklin Fund - Advisor Class. From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. Except as listed below, as of the Record Date, no other person of record owned 5% or more of the outstanding shares of any class of Franklin Fund or FTI Fund.

NAME AND ADDRESS                    PERCENTAGE (%)
-----------------------------------------------------
FTI FUND                               99.30
Ellard & Co
c/o Fiduciary Trust Co Int'l
P.O. Box 3199
Church St. Station
New York, NY 10008-3199


                                    GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the investment manager for Franklin Fund

DISTRIBUTORS - Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for the Funds

FIDUCIARY INTERNATIONAL - Fiduciary International, Inc, 600 Fifth Avenue, New York, NY 10020, the investment manager for FTI Fund

FIDUCIARY TRUST COMPANY INTERNATIONAL - Fiduciary Trust Company International, Inc., 600 Fifth Avenue, New York, NY 10020, the parent company of Fiduciary International. Fiduciary Trust Company International is a wholly owned subsidiary of Resources.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

FRANKLIN TEMPLETON INVESTMENTS - All registered investment companies and other accounts managed by various subsidiaries of Franklin Resources, Inc., a publicly owned holding company

FT SERVICES - Franklin Templeton Services, LLC, the administrator for FTI Fund and Franklin Fund

INVESTOR SERVICES - Franklin Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, CA 94403-1906, the shareholder servicing and transfer agent to FTI Fund and Franklin Fund

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting a fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding. Advisor Class Shares of Franklin Fund are offered at the NAV.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States


                  EXHIBITS TO PROSPECTUS AND PROXY STATEMENT
EXHIBIT
-------------------------------------------------------------------------------

      A Agreement and Plan of Reorganization by FTI Funds on behalf of FTI Municipal Bond Fund and Franklin Federal Tax-Free Income Fund (attached)

      B   Additional Information Statement Regarding Franklin
          Federal Tax-Free Income Fund - Advisor Class (attached)

      C Prospectus of Franklin Federal Tax-Free Income Fund - Class A, B & C dated September 1, 2001 (enclosed)

      D Annual Report to Shareholders of Franklin Federal Tax-Free Income Fund dated April 30, 2001 (enclosed)








                                   EXHIBIT A

                  AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan"), is made as of this 25th day of February, 2002, by and between FTI Funds ("FTI Trust"), a business trust created under the laws of The Commonwealth of Massachusetts in 1995 with its principal place of business at One Franklin Parkway, San Mateo, California 94403, on beha1f of its series, FTI Municipal Bond Fund ("FTI Fund"), and Franklin Federal Tax-Free Income Fund ("Franklin Fund"), a corporation created under the laws of the State of California in 1982 with its principal place of business at One Franklin Parkway, San Mateo, California 94403.

                             PLAN OF REORGANIZATION

      The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by Franklin Fund, of substantially all of the property, assets and goodwill of FTI Fund in exchange solely for full and fractional shares of common stock, without par value, of Franklin Fund - Advisor Class ("Franklin Fund Shares"); (ii) the distribution of Franklin Fund Shares to the shareholders of FTI Fund ("FTI Fund Shares"), according to their respective interests in FTI Fund in complete liquidation of FTI Fund; and (iii) the dissolution of FTI Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                    AGREEMENT

      In order to consummate the Plan and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.  SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF FTI FUND.
      ----------------------------------------------------------------------

   (a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Franklin Fund herein contained, and in consideration of the delivery by Franklin Fund of the number of Franklin Fund Shares hereinafter provided, FTI Trust on behalf of FTI Fund agrees that it will convey, transfer and deliver to Franklin Fund at the Closing all of FTI Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on FTI Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (iii) pay such contingent liabilities as the Board of Trustees of FTI Trust shall reasonably deem to exist against FTI Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on FTI Fund's books (hereinafter "Net Assets"). Franklin Fund shall not assume any liability of FTI Fund and FTI Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. FTI Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

  (b) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of FTI Trust on behalf of FTI Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Franklin Fund agrees at the Closing to deliver to FTI Trust the number of Franklin Fund Shares, determined by dividing the net asset value per share of the FTI Fund Shares by the net asset value per share of Franklin Fund Shares, and multiplying the result thereof by the number of outstanding FTI Fund Shares, as of 4:00 p.m. Eastern time on the Closing Date. The number of Franklin Fund Shares delivered to FTI Trust shall have an aggregate net asset value equal to the value of the FTI Fund's Net Assets, all determined as provided in Section 2 of this Plan and as of the date and time specified therein.

  (c) Immediately following the Closing, FTI Trust shall dissolve FTI Fund and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Franklin Fund Shares received by FTI Fund pursuant to this
Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of FTI Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Franklin Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of FTI Fund shall be entitled to surrender the same to the transfer agent for Franklin Fund in exchange for the number of Franklin Fund Shares into which the FTI Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Franklin Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of FTI Fund shall be deemed for all Franklin Fund's purposes to evidence ownership of the number of Franklin Fund Shares into which the FTI Fund Shares (which prior to the Closing were represented thereby) have been converted.

  (d) At the Closing, each shareholder of record of FTI Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 8(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of FTI Fund that such person had on such Distribution Record Date.

  (e) All books and records relating to FTI Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to Franklin Fund from and after the date of this Agreement, and shall be turned over to Franklin Fund on or prior to the Closing.

2.    VALUATION.
      ---------

  (a) The value of Franklin Fund Shares and FTI Fund's Net Assets to be acquired by Franklin Fund hereunder shall in each case be computed as of 4:00 p.m. Eastern time on the Closing Date unless on such date (a) the New York Stock Exchange ("NYSE") is not open for unrestricted trading or (b) the reporting of trading on the NYSE or (c)elsewhere is disrupted or any other extraordinary financial event or market condition occurs (all such events described in (a), (b) or (c) are each referred to as a "Market Disruption"). The net asset value per share of the Franklin Fund Shares and the value of the FTI Fund's Net Assets shall be computed in accordance with the valuation procedures set forth in the respective prospectuses of Franklin Fund and FTI Fund.

  (b) In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value of Franklin Fund Shares or the value of FTI Fund's Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

  (c) All computations of value regarding the net asset value of the Franklin Fund Shares and the value of FTI Fund's Net Assets shall be made by the investment advisor to Franklin Fund; provided, however, that all computations of value shall be subject to review by FTI Fund.

3. CLOSING AND CLOSING DATE. The Closing Date shall be March 27, 2002, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of FTI Trust at 5:00 p.m., Eastern time, on the Closing Date. FTI Trust on behalf of FTI Fund shall have provided for delivery as of the Closing of those Net Assets of FTI Fund to be transferred to the account of Franklin Fund's custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286. Also, FTI Trust on behalf of FTI Fund shall deliver at the Closing a list of names and addresses of the shareholders of record of FTI Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m. Eastern time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. Franklin Fund shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of Franklin Fund to be delivered to the account of FTI Fund at said transfer agent registered in such manner as the officers of FTI Trust on behalf of FTI Fund may request, or provide evidence satisfactory to FTI Trust that such Franklin Fund Shares have been registered in an account on the books of Franklin Fund in such manner as the officers of FTI Trust on behalf of FTI Fund may request.

4.    REPRESENTATIONS AND WARRANTIES BY FRANKLIN FUND.
      -----------------------------------------------

      Franklin Fund represents and warrants to FTI Trust that:

  (a) Franklin Fund is a corporation created under the laws of the State of California on January 7, 1982, and is validly existing under the laws of that State. Franklin Fund is duly registered under the 1940 Act, as an open-end, management investment company and all of the Franklin Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital as required by the 1940 Act.

  (b) Franklin Fund is authorized to issue 10,000,000,000 shares of beneficial interest of Franklin Fund, without par value, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. Franklin Fund is further divided into four classes of shares of which Franklin Fund Shares is one, and 500,000,000 shares of beneficial interest, without par value, has been allocated and designated to Franklin Fund Shares. No shareholder of Franklin Fund shall have any option, warrant or preemptive right of subscription or purchase with respect to Franklin Fund Shares.

  (c) The financial statements appearing in the Franklin Fund's Annual Report to Shareholders for the fiscal year ended April 30, 2001, audited by PricewaterhouseCoopers LLP, and the financial statements for Franklin Fund for the six-month period ended October 31, 2001, copies of which have been delivered to FTI Trust, and any interim unaudited financial statements, copies of which may be furnished to FTI Trust, fairly present the financial position of Franklin Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

  (d) The books and records of Franklin Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Franklin Fund.

  (e) Franklin Fund has the power to own all of its properties and assets, to perform its obligations under this Plan and to consummate the transactions contemplated herein. Franklin Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. Franklin Fund has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct its business as such business is now being conducted and to consummate the transactions contemplated herein.

  (f) Franklin Fund is not a party to or obligated under any provision of its Articles of Incorporation, as amended ("Articles of Incorporation") or Amended and Restated By-laws ("By-laws"), or any contract or any other commitment or obligation, is not subject to any order or decree that would be violated by its execution of or performance under this Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Franklin Fund of the transactions contemplated by the Plan, except for the registration of the Franklin Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

  (g) Franklin Fund has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), Franklin Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

  (h) Franklin Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

  (i) Franklin Fund does not have any unamortized or unpaid organizational fees or expenses.

  (j) All information to be furnished by Franklin Fund to FTI Trust for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

  (k) Franklin Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as an investment company.

  (l) There is no intercorporate indebtedness existing between FTI Fund and Franklin Fund that was issued, acquired or will be settled at a discount.

  (m) Franklin Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any shares of FTI Fund.

  (n) Franklin Fund has no plan or intention to issue additional shares following the reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does Franklin Fund have any plan or intention to redeem or otherwise reacquire any shares issued pursuant to the reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act.

  (o) Following the Closing Date of the reorganization, Franklin Fund will actively continue FTI Fund's business in substantially the same manner that FTI Fund conducted that business immediately before the reorganization. Following the Closing Date of the reorganization, Franklin Fund will not dispose of assets acquired from FTI Fund in order to satisfy the investment objective of Franklin Fund or for any other reason, except for acquisitions and dispositions made in the ordinary course of its business as a RIC, and any proceeds from the disposition of securities will be invested in accordance with Franklin Fund's investment objective.

  (p) The Form N-14 Registration Statement referred to in Section 7(g) hereof (other than the portions of such documents based on information furnished by or on behalf of FTI Trust for inclusion or incorporation by reference therein), and any Prospectus or Statement of Additional Information of Franklin Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement on the date of the Special Meeting of FTI Fund shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

5.    REPRESENTATIONS AND WARRANTIES BY FTI TRUST ON BEHALF OF FTI FUND.
      -----------------------------------------------------------------

      FTI Trust, on behalf of FTI Fund, represents and warrants to Franklin Fund that:

  (a) FTI Fund is a series of FTI Trust, a business trust created under the laws of The Commonwealth of Massachusetts on October 18, 1995, and is validly existing under the laws of that Commonwealth. FTI Trust is duly registered under the 1940 Act as an open-end, management investment company and all of FTI Trust's FTI Fund Shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

  (b) FTI Trust is authorized to issue an unlimited number of shares of beneficial interest of FTI Fund, without par value, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights, and currently issues shares of seven (7) series, including FTI Fund. FTI Fund has one class of shares, and an unlimited number of shares of beneficial interest of FTI Trust, without par value, has been allocated and designated to this class of FTI Fund.

  (c) The financial statements appearing in the FTI Trust's Annual Report to Shareholders for the fiscal year ended November 30, 2001, audited by Ernst & Young LLP, copies of which have been delivered or will be delivered to Franklin Fund prior to the Closing Date, and any interim financial statements for FTI Trust which may be furnished to Franklin Fund, fairly present the financial position of FTI Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

  (d) The books and records of FTI Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of FTI Fund.

  (e) FTI Trust has the power to own all of its properties and assets, to perform its obligations under this Plan and to consummate the transactions contemplated herein. FTI Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. FTI Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct FTI Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

  (f) FTI Trust on behalf of FTI Fund is not a party to or obligated under any provision of its Declaration of Trust, as amended ("Declaration of Trust") or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan. FTI Trust has furnished Franklin Fund with copies or descriptions of all material agreements or other arrangements to which FTI Fund is a party. FTI Fund has no material contracts or other commitments (other than this Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Plan) which will not be terminated by FTI Fund in accordance with their terms at or prior to the Closing Date.

  (g) FTI Trust has elected to treat FTI Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, FTI Fund is a "fund" as defined in Section 851(g)(2) of the Code, FTI Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

  (h) FTI Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

  (i) FTI Fund does not have any unamortized or unpaid organization fees or expenses.

  (j) The Prospectus of FTI Fund, dated March 31, 2001, and the corresponding Statement of Additional Information, dated March 31, 2001, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new prospectus or statement of additional information of FTI Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to Franklin Fund promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

  (k) FTI Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 5(c) hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, FTI Trust shall advise Franklin Fund in writing of all FTI Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

  (l) Since November 30, 2001, there has not been any material adverse change in FTI Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

  (m) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by FTI Fund or FTI Trust of the transactions contemplated by this Plan, except as may be required under the federal or state securities laws or the rules and regulations thereunder.

  (n) The information to be furnished by FTI Trust or FTI Fund for use in preparing the Form N-14 Registration Statement referred to in Section 7(g) hereof, and the Combined Proxy Statement/Prospectus to be included in the Form N-14 Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

  (o) There has not been nor will there be any intercorporate indebtedness existing between FTI Fund and Franklin Fund that was issued, acquired or will be settled at a discount.

  (p) There is no plan or intention of FTI Fund shareholders who individually own 5% or more of shares of FTI Fund and, to the best knowledge of FTI Fund's management, there is no plan or intention of the remaining FTI Fund shareholders to sell, exchange or otherwise dispose of a number of shares of Franklin Fund received in the reorganization that would reduce the FTI Fund shareholders' ownership of Franklin Fund shares to a number of shares having a value, as of the closing date of the reorganization, of less than 50% of the value of all of the formerly outstanding FTI shares as of the same date. For purposes of this representation, FTI Fund shares exchanged for cash or other property will be treated as outstanding FTI Fund shares on the closing date of the reorganization. Moreover, FTI Fund shares and Franklin Fund shares held by FTI Fund shareholders sold, redeemed, or disposed of prior to or subsequent to the closing date of the reorganization will be considered in making this representation.

  (q) Prior to the Closing Date of the reorganization, FTI Fund will not dispose of and/or acquire any assets in order to satisfy the investment objective of Franklin Fund or for any other reason, or otherwise change its historic investment policies, except for acquisitions and dispositions made in the ordinary course of its business as a RIC.

  (r) As of the Closing Date, FTI Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of FTI Fund, except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the 1940 Act.

  (s) Throughout the five year period ending on the Closing Date, FTI Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code ("Treasury Regulations").

6.    REPRESENTATIONS AND WARRANTIES BY FTI TRUST AND FRANKLIN FUND.
      -------------------------------------------------------------

      FTI Trust, on behalf of FTI Fund, and Franklin Fund, each represents and warrants to the other that:

  (a) The statement of assets and liabilities to be furnished by it as of 4:00 p.m. Eastern time on the Closing Date for the purpose of determining the number of Franklin Fund Shares to be issued pursuant to Section 1 of this Plan, will accurately reflect each Fund's Net Assets and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

  (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

  (c) Except as disclosed in its currently effective prospectus relating to FTI Fund, in the case of FTI Trust, and Franklin Fund, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it. Neither Franklin Fund nor FTI Trust are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects Franklin Fund's or FTI Fund's business or their ability to consummate the transactions herein contemplated.

  (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

  (e) The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of its Board of Trustees, in the case of FTI Trust, and its Board of Directors, in the case of Franklin Fund, and this Plan, subject to the approval of FTI Fund's shareholders in the case of FTI Trust, constitutes a valid and binding obligation enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

  (f) It anticipates that consummation of this Plan will not cause FTI Fund, in the case of FTI Trust, and Franklin Fund, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation qualification as a RIC at the end of its fiscal year.

7.  COVENANTS OF FTI TRUST AND FRANKLIN FUND.
      ----------------------------------------

  (a) FTI Trust, on behalf of FTI Fund, and Franklin Fund each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise taxes.

  (b) FTI Trust, on behalf of FTI Fund, undertakes that it will not acquire Franklin Fund Shares for the purpose of making distributions thereof to anyone other than FTI Fund's shareholders.

  (c) FTI Trust, on behalf of FTI Fund, undertakes that, if this Plan is consummated, it will liquidate and dissolve FTI Fund.

  (d) FTI Trust, on behalf of FTI Fund, and Franklin Fund each agree that, by the Closing, all of their Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes, and to the best of their knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

  (e) At the Closing, FTI Trust, on behalf of FTI Fund, will provide Franklin Fund a copy of the shareholder ledger accounts, certified by FTI Fund's transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of FTI Fund Shares as of 4:00 p.m. Eastern time on the Closing Date who are to become shareholders of Franklin Fund as a result of the transfer of assets that is the subject of this Plan.

  (f) The Board of Trustees of FTI Trust shall call and FTI Trust shall hold, a Special Meeting of FTI Fund's shareholders to consider and vote upon this Plan (the "Special Meeting") and FTI Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. FTI Trust agrees to mail to each shareholder of record of FTI Fund entitled to vote at the Special Meeting at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

  (g) Franklin Fund will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to Franklin Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

  (h) Subject to the provisions of this Plan, Franklin Fund and FTI Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Plan.

  (i) FTI Trust shall furnish to Franklin Fund on the Closing Date a Statement of Assets and Liabilities of FTI Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by FTI Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case, within forty-five (45) days after the Closing Date, FTI Trust shall furnish to Franklin Fund, in such form as is reasonably satisfactory to Franklin Fund, a statement of the earnings and profits of FTI Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to Franklin Fund as a result of Section 381 of the Code, which statement shall be certified by FTI Fund's Treasurer or Assistant Treasurer. FTI Trust covenants that FTI Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code, or, if it has such earnings and profits, it shall distribute them to its shareholders prior to the Closing Date.

  (j) FTI Trust shall deliver to Franklin Fund at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of FTI Fund transferred to Franklin Fund in accordance with the terms of this Plan.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY FTI TRUST AND FRANKLIN FUND.
      ---------------------------------------------------------------------

      The consummation of this Plan hereunder shall be subject to the following respective conditions:

  (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

  (b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of its Board of Trustees, in the case of FTI Trust, and its Board of Directors, in the case of Franklin Fund, certified by its Secretary or equivalent officer of each of the Funds.

  (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

  (d) That this Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of FTI Fund at an annual or special meeting or any adjournment thereof.

  (e) That a distribution or distributions shall have been declared for FTI Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and
(ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

  (f) That all required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of FTI Fund or Franklin Fund.

  (g) That there shall be delivered to FTI Trust, on behalf of FTI Fund, and Franklin Fund an opinion, from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Franklin Fund, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of FTI Trust and Franklin Fund with regard to matters of fact:

        (1) The acquisition by Franklin Fund of substantially all the assets of FTI Fund as provided for herein in exchange for Franklin Fund Shares followed by the distribution by FTI Fund to its shareholders of Franklin Fund
Shares in complete liquidation of FTI Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and FTI Fund and Franklin Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

        (2) No gain or loss will be recognized by FTI Fund upon the transfer of substantially all of its assets to Franklin Fund in exchange solely for voting shares of Franklin Fund (Sections 361(a) and 357(a) of the Code).
No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to
Section 1276 of the Code;

        (3) No gain or loss will be recognized by Franklin Fund upon the receipt by it of substantially all of the assets of FTI Fund in exchange solely for voting shares of Franklin Fund (Section 1032(a) of the Code);

        (4) No gain or loss will be recognized by FTI Fund upon the distribution of Franklin Fund Shares to its shareholders in liquidation of FTI Fund (in pursuance of the Plan) (Section 361(c)(1) of the Code);

        (5) The basis of the assets of FTI Fund received by Franklin Fund will be the same as the basis of such assets to FTI Fund immediately prior to the exchange (Section 362(b) of the Code);

        (6) The holding period of the assets of FTI Fund received by Franklin Fund will include the period during which such assets were held by FTI Fund (Section 1223(2) of the Code);

        (7) No gain or loss will be recognized to the shareholders of FTI Fund upon the exchange of their shares in FTI Fund for voting shares of Franklin Fund including fractional shares to which they may be entitled (Section
354(a) of the Code);

        (8) The basis of Franklin Fund Shares received by the shareholders of FTI Fund shall be the same as the basis of the FTI Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

        (9) The holding period of Franklin Fund Shares received by shareholders of FTI Fund (including fractional shares to which they may be entitled) will include the holding period of the FTI Fund Shares surrendered in exchange therefor, provided that the FTI Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

        (10) Franklin Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of FTI Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

  (h) That there shall be delivered to Franklin Fund an opinion in form and substance satisfactory to it from Messrs. Ballard Spahr Andrews & Ingersoll, LLP, counsel to FTI Trust on behalf of FTI Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

        (1) FTI Fund is a series of FTI Trust and is a validly existing business trust in good standing under the laws of The Commonwealth of Massachusetts;

        (2) FTI Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of FTI Fund. One class of shares of FTI Fund has been designated as FTI Fund Shares, and an unlimited number of shares of beneficial interest of FTI Trust has been allocated to FTI Fund Shares. Assuming that the initial shares of beneficial interest of FTI Fund were issued in accordance with the 1940 Act and the Declaration of Trust and By-laws of FTI Trust, and that all other outstanding shares of FTI Fund were sold, issued and paid for in accordance with the terms of FTI Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

        (3) FTI Fund is an open-end investment company of the management type registered as such under the 1940 Act;

        (4) Except as disclosed in FTI Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against FTI Fund, the unfavorable outcome of which would materially and adversely affect FTI
Trust or FTI Fund;

        (5) The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FTI Trust on behalf of FTI Fund; and

        (6) Neither the execution, delivery, nor performance of this Plan by FTI Trust on behalf of FTI Fund violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument filed by FTI Trust as an exhibit to its Registration Statement on Form N-1A;
this Plan is the legal, valid and binding obligation of FTI Trust on behalf of FTI Fund and is enforceable against FTI Trust on behalf of FTI
Fund in accordance with its terms.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of FTI Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FTI Trust.

  (i) That there shall be delivered to FTI Trust on behalf of FTI Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Franklin Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

        (1) Franklin Fund is a validly existing corporation in good standing under the laws of the State of California;

        (2) Franklin Fund is authorized to issue 10,000,000,000 shares of beneficial interest, without par value. Franklin Fund is further divided into four (4) classes of shares of which Franklin Fund Shares is one, and 500,000,000 shares of beneficial interest, without par value, have been allocated and designated to Franklin Fund Shares. Assuming that the initial shares of beneficial interest of Franklin Fund were issued in accordance with the 1940 Act, and the Articles of Incorporation and the By-laws of Franklin Fund, and that all other outstanding shares of Franklin Fund were sold, issued and paid for in accordance with the terms of Franklin Fund's prospectus in effect at the time of such sales, each such outstanding share of Franklin Fund is fully paid, non-assessable, freely transferable and has full voting rights;

        (3) Franklin Fund is an open-end investment company of the management type registered as such under the 1940 Act;

        (4) Except as disclosed in Franklin Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Franklin Fund, the unfavorable outcome of which would materially and adversely affect
Franklin Fund;

        (5) Franklin Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Franklin Fund;

        (6) The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary company action on the part of Franklin Fund;

        (7) Neither the execution, delivery, nor performance of this Plan by Franklin Fund violates any provision of its Articles of Incorporation or By-laws, or the provisions of any agreement or other instrument filed by Franklin Fund as an exhibit to its Registration Statement on Form N-1A; this Plan is the legal, valid and binding obligation of Franklin Fund and is enforceable against Franklin Fund in accordance with its terms; and

        (8) The registration statement of Franklin Fund, of which the prospectus dated September 1, 2001 (the "Prospectus") is a part, is at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Franklin Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Franklin Fund.

  (j) That FTI Fund shall have received a certificate from the President and Secretary of Franklin Fund to the effect that the statements contained in the Prospectus, at the time the Prospectus became effective, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

  (k) That Franklin Fund's Registration Statement with respect to Franklin Fund Shares to be delivered to FTI Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

  (l) That Franklin Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Franklin Fund Shares lawfully to be delivered to each holder of FTI Fund Shares.

  (m) That, at the Closing, there shall be transferred to Franklin Fund, aggregate Net Assets of FTI Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of FTI Fund on the Closing Date.

  (n) That there be delivered to Franklin Fund information concerning the tax basis of FTI Fund in all securities transferred to Franklin Fund, together with shareholder information including the names, addresses, and taxpayer identification numbers of the shareholders of FTI Fund as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with FTI Fund respect to each shareholder.

9.    BROKERAGE FEES AND EXPENSES.
      ---------------------------

  (a) FTI Trust on behalf of FTI Fund and Franklin Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

  (b) The expenses of entering into and carrying out the provisions of this Plan shall be borne one-quarter by Franklin Fund, one-quarter by FTI Fund, and one-quarter by Franklin Advisers, Inc. and one-quarter by Fiduciary International, Inc.

10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.
      ----------------------------------------

  (a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of FTI Fund) prior to the Closing, or the Closing may be postponed as follows:

        (1) by mutual consent of FTI Trust on behalf of FTI Fund and of Franklin Fund;

        (2)   by Franklin Fund if any condition of its obligations set forth in
Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

        (3) by FTI Trust on behalf of FTI Fund if any conditions of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

      An election by Franklin Fund or FTI Trust to terminate this Plan and to abandon the Plan of Reorganization shall be exercised respectively, by the Board of Directors of Franklin Fund or the Board of Trustees of FTI Trust.

  (b) If the transactions contemplated by this Plan have not been consummated by November 30, 2002, the Plan shall automatically terminate on that date, unless a later date is agreed to by both Franklin Fund and FTI Trust.

  (c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither FTI Trust, FTI Fund nor Franklin Fund, nor their trustees, directors, officers, or agents or the shareholders of FTI Fund or Franklin Fund shall have any liability in respect of this Plan, but all expenses incidental to the preparation and carrying out of this Plan shall be paid as provided in Section 9(b) hereof.

  (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees, in the case of FTI Trust, or Board of Directors, in the case of Franklin Fund, if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

  (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither FTI Trust nor Franklin Fund, nor any of their officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of FTI Trust or Franklin Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

  (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of FTI Trust, on behalf of FTI Fund, or Franklin Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of FTI Fund, unless such terms and conditions shall result in a change in the method of computing the number of Franklin Fund Shares to be issued to FTI Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of FTI Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless FTI Trust shall promptly call a special meeting of the shareholders of FTI Fund at which such conditions so imposed shall be submitted for approval.

11.   INDEMNIFICATION.
      ---------------

  (a) Franklin Fund, shall indemnify, defend and hold harmless FTI Fund, FTI Trust, its Board of Trustees, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses (net of any insurance coverage or enforceable indemnification agreement for such amounts), including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of Franklin Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any application prepared by Franklin Fund with any state regulatory agency in connection with the transactions contemplated by this Plan under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Franklin Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about Franklin Fund or the transactions contemplated by this Plan made in the Form N-14 Registration Statement or any Application.

  (b) After the Closing Date, Franklin Fund shall also indemnify and hold harmless FTI Funds' Board of Trustees and officers (collectively, "Acquired Fund Covered Persons") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Covered Person, including amounts paid by any one or more of the Acquired Fund Covered Persons in a compromise or settlement of any such claim, suit, action or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of Franklin Fund, to the extent such Acquired Fund Covered Person is, or would have been, entitled to indemnification by FTI Trust prior to the Closing Date pursuant to FTI Trust's Declaration of Trust and By-Laws.

  (c) FTI Trust, on behalf of FTI Fund, until the time of FTI Fund's liquidation, shall indemnify, defend, and hold harmless Franklin Fund, its Board of Directors, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action, or proceeding, made with the consent of FTI Trust, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that FTI Trust and FTI Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about FTI Trust and/or FTI Fund or the transactions contemplated by this Plan made in the Form N-14 Registration Statement or any Application.

  (d) A party seeking indemnification hereunder is hereinafter called the "Indemnified Party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "Indemnifying Party." Each Indemnified Party shall notify the Indemnifying Party in writing within ten (10) days of the receipt by one or more of the Indemnified Parties of any notice of legal process of any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11, but the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under this
Section 11. The Indemnifying Party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
Section 11, or, if it so elects, to assume at its own expense, the defense thereof with counsel satisfactory to the Indemnified Parties; provided, however, if the defendants in any such action include both the Indemnifying Party and any Indemnified Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such Indemnified Party.

   Upon receipt of notice from the Indemnifying Party to the Indemnified
Parties of the election by the Indemnifying Party to assume the defense of such action, the Indemnifying Party shall not be liable to such Indemnified Parties under this Section 11 for any legal or other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof unless (i) the Indemnified Parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the Indemnifying Parties shall not be liable for the expenses of more than one separate counsel); (ii) the Indemnifying Parties do not employ counsel reasonably satisfactory to the Indemnified Parties to represent the Indemnified Parties within a reasonable amount of time after notice of commencement of the action; or (iii) the Indemnifying Parties have authorized the employment of counsel for the Indemnified Parties at its expense.

(e)   This Section 11 shall survive the termination of this Plan.

12.   LIABILITY OF FRANKLIN FUND AND FTI TRUST.
      ----------------------------------------

  (a) Each party acknowledges and agrees that all obligations of Franklin Fund under this Plan are binding only with respect to Franklin Fund itself; that any liability of Franklin Fund, or in connection with the transactions contemplated herein with respect to Franklin Fund, shall be discharged only out of the assets of Franklin Fund; and that neither FTI Trust nor FTI Fund shall seek satisfaction of any such obligation or liability from the shareholders of Franklin Fund, the directors, officers, employees or agents of Franklin Fund, or any of them.

  (b) Each party acknowledges and agrees that all obligations of FTI Trust under this Plan are binding only with respect to FTI Fund; that any liability of FTI Trust under this Plan with respect to FTI Fund, or in connection with the transactions contemplated herein with respect to FTI Fund, shall be discharged only out of the assets of FTI Fund; that no other series of FTI Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein; and that Franklin Fund shall not seek satisfaction of any such obligation or liability from the shareholders of FTI Trust, the trustees, officers, employees or agents of FTI Trust, or any of them.

13.   ENTIRE AGREEMENT AND AMENDMENTS.
      -------------------------------

      This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by mutual consent of the parties in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other party.

14.   COUNTERPARTS.
      ------------

      This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

15.   NOTICES.
      -------
      Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Federal Tax-Free Income Fund , at One Franklin Parkway, San Mateo, California 94403,
Attention: Secretary, or FTI Funds, at One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, as the case may be.

16.   GOVERNING LAW.
      -------------

      This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts.



IN WITNESS WHEREOF, FTI Trust, on behalf of FTI Fund, and Franklin Fund, have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                    FRANKLIN FEDERAL TAX-FREE INCOME FUND
Attest:
 /s/ Murray L. Simpson              By: /s/ David P. Goss
--------------------------              -------------------
Murray L. Simpson                       David P. Goss
Secretary                               Vice President


                                     FTI FUNDS,
                                     ON BEHALF OF
                                     FTI MUNICIPAL BOND FUND

Attest:
 /s/ Murray L. Simpson              By: /s/ David P. Goss
--------------------------              ------------------
Murray L. Simpson                       David P. Goss
Secretary                               Vice President








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                                    EXHIBIT B

                   ADDITIONAL INFORMATION STATEMENT REGARDING
                         FRANKLIN FUND - ADVISOR CLASS

Unless otherwise defined in this Exhibit B, all capitalized terms have the meanings set forth in the Prospectus/Proxy Statement.

FEES AND EXPENSES

The following table is designed to help you understand the costs of investing in Franklin Fund - Advisor Class. This table is based on Franklin Fund - Class A expenses for the 12 month period ended October 31, 2001. It is anticipated Franklin Fund - Advisor Class shares will first be offered for sale on March 20, 2002.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             ADVISOR CLASS
------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                  None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                            ADVISOR CLASS
------------------------------------------------------------------------------
Management fees                                                  0.45%
Distribution and service (12b-1) fees                            None
Other expenses                                                   0.07%
                                                       ----------------------
Total annual Fund operating expenses                             0.52%

EXAMPLE

This example can help you compare the cost of investing in Franklin Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $54      $170      $296     $665

QUALIFIED INVESTORS FOR ADVISOR CLASS SHARES

The following investors may qualify to buy Advisor Class shares of Franklin
Fund:

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton
   Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o  Each series of the Franklin Templeton Fund Allocator Series.
   Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

BUYING SHARES

BUYING SHARES
---------------------------------------------------------------------
                    OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------
THROUGH YOUR        Contact your           Contact your investment
INVESTMENT          investment             representative
REPRESENTATIVE      representative

---------------------------------------------------------------------
BY PHONE/ONLINE     If you have another    Before requesting a
                    Franklin Templeton     telephone or online
(Up to $100,000     fund account with      purchase into an
per shareholder     your bank account      existing account, please
per day)            information on file,   make sure we have your
                    you may open a new     bank account information
1-800/632-2301      account by phone. At   on file. If we do not
                    this time, a new       have this information,
franklintempleton   account may not be     you will need to send
..com                opened online.         written instructions
                                           with your bank's name
NOTE:  CERTAIN      To make a same day     and address, a voided
ACCOUNT TYPES ARE   investment, your       check or savings account
NOT AVAILABLE FOR   phone order must be    deposit slip, and a
ONLINE ACCOUNT      received and accepted  signature guarantee if
ACCESS              by us by 1:00 p.m.     the bank and Fund
                    Pacific time or the    accounts do not have at
                    close of the New York  least one common owner.
                    Stock Exchange,
                    whichever is earlier.  To make a same day
                                           investment, your phone or online
                                           order must be received and accepted
                                           by us by 1:00 p.m. Pacific time or
                                           the close of the New York Stock
                                           Exchange, whichever is earlier.

---------------------------------------------------------------------
BY MAIL            Make your check         Make your check payable
                   payable to Franklin     to Franklin Federal
                   Federal Tax-Free        Tax-Free Income Fund.
                   Income Fund.            Include your account
                                           number on the check.
                   Mail the check and
                   your signed             Fill out the deposit
                   application to          slip from your account
                   Investor Services.      statement. If you do not
                                           have a slip, include a note with your
                                           name, the Fund name, and your account
                                           number.

                                           Mail the check and deposit slip or
                                           note to Investor Services.

---------------------------------------------------------------------
BY WIRE             Call to receive a      Call to receive a wire
                    wire control number    control number and wire
1-800/632-2301      and wire               instructions.
(or 1-650/312-2000  instructions.
collect)                                   To make a same day wire
                    Wire the funds and     investment, please call
                    mail your signed       us by 1:00 p.m. Pacific
                    application to         time and make sure your
                    Investor Services.     wire arrives by 3:00
                    Please include the     p.m.
                    wire control number
                    or your new account
                    number on the
                    application.

                    To make a same day
                    wire investment,
                    please call us by
                    1:00 p.m. Pacific time
                    and make sure your
                    wire arrives by 3:00
                    p.m.

---------------------------------------------------------------------
BY EXCHANGE         Call Shareholder       Call Shareholder
                    Services, or send      Services, or send signed
Our Website         signed written         written instructions.
franklintempleton   instructions.   You    You also may place an
..com                also may place an      online exchange order.
                    online exchange
                    order.
---------------------------------------------------------------------

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund,you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund .

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply.

SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

SELLING SHARES
-------------------------------------------------------------------------------
                    TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------------
THROUGH YOUR        Contact your investment
INVESTMENT          representative
REPRESENTATIVE

-------------------------------------------------------------------------------
BY MAIL             Send written instructions and
                    endorsed share certificates (if you
                    hold share certificates) to Investor
                    Services.  Corporate, partnership or
                    trust accounts may need to send
                    additional documents.

                    Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                    A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

-------------------------------------------------------------------------------
BY PHONE/ONLINE     As long as your transaction is for
                    $100,000 or less, you do not hold
1-800/632-2301      share certificates and you have not
                    changed your address by phone or
franklintempleton   online within the last 15 days, you can sell your shares by
..com                phone or online.

                    A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

--------------------------------------------------------------------------------
BY ELECTRONIC FUNDS You can call, write, or visit us
TRANSFER (ACH)      online to have redemption proceeds
                    sent to a bank account. See the
                    policies above for selling shares by
                    mail, phone, or online.

                    Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                    If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

--------------------------------------------------------------------------------
BY EXCHANGE         Obtain a current prospectus for the fund you are
                    considering. Prospectuses are available online at franklintempleton.com.

                    Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies above for selling shares by mail, phone, or online.

                    If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
-------------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

ACCOUNT POLICIES

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1/800-632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o  The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.





                      This page intentionally left blank.







GOF STKAC

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED
                                     FUNDS:

         FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC. - CLASS A,B,C
                      FRANKLIN CALIFORNIA TAX-FREE TRUST Franklin California Insured Tax-Free Income Fund - Class A,B,C
          Franklin California Intermediate-Term Tax-Free Income Fund
                   Franklin California Tax-Exempt Money Fund
              FRANKLIN FEDERAL TAX-FREE INCOME FUND - CLASS A,B,C
                          FRANKLIN FLOATING RATE TRUST
                           FRANKLIN FEDERAL MONEY FUND
                             FRANKLIN GLOBAL TRUST
             Franklin Global Aggressive Growth Fund - Class A,B,C
                   Franklin Global Growth Fund- Class A,B,C
             FRANKLIN GOLD AND PRECIOUS METALS FUND - CLASS A,B,C
                      FRANKLIN INVESTORS SECURITIES TRUST
               Franklin Convertible Securities Fund - Class A,C
                   Franklin Equity Income Fund - Class A,B,C
            Franklin Floating Rate Daily Access Fund - Class A,B,C
          Franklin Short-Intermediate U.S. Government Securities Fund
                               FRANKLIN MONEY FUND
                      FRANKLIN MUNICIPAL SECURITIES TRUST
          Franklin California High Yield Municipal Fund - Class A,B,C
                    Franklin Tennessee Municipal Bond Fund
             FRANKLIN NEW YORK TAX-FREE INCOME FUND - CLASS A,B,C
                       FRANKLIN NEW YORK TAX-FREE TRUST Franklin New York Insured Tax-Free Income Fund - Class A,C
           Franklin New York Intermediate-Term Tax-Free Income Fund
                    Franklin New York Tax-Exempt Money Fund
              FRANKLIN REAL ESTATE SECURITIES TRUST - CLASS A,B,C
                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
                            FRANKLIN STRATEGIC SERIES
                          Franklin U.S. Long-Short Fund
                         FRANKLIN TAX-EXEMPT MONEY FUND
                            FRANKLIN TAX-FREE TRUST
               Franklin Alabama Tax-Free Income Fund - Class A,C
              Franklin Arizona Tax-Free Income Fund - Class A,B,C
              Franklin Colorado Tax-Free Income Fund - Class A,C
             Franklin Connecticut Tax-Free Income Fund - Class A,C
            Franklin Federal Intermediate-Term Tax-Free Income Fund
                    Franklin Florida Insured Tax-Free Income Fund
              Franklin Florida Tax-Free Income Fund - Class A,B,C
               Franklin Georgia Tax-Free Income Fund - Class A,C
            Franklin High Yield Tax-Free Income Fund - Class A,B,C
              Franklin Insured Tax-Free Income Fund - Class A,B,C
                    Franklin Kentucky Tax-Free Income Fund
              Franklin Louisiana Tax-Free Income Fund - Class A,C
              Franklin Maryland Tax-Free Income Fund - Class A,C
        Franklin Massachusetts Insured Tax-Free Income Fund - Class A,C Franklin
         Michigan Insured Tax-Free Income Fund - Class A,B,C Franklin Minnesota Insured Tax-Free Income Fund - Class A, C
              Franklin Missouri Tax-Free Income Fund - Class A,C
            Franklin New Jersey Tax-Free Income Fund - Class A,B,C
           Franklin North Carolina Tax-Free Income Fund - Class A,C
           Franklin Ohio Insured Tax-Free Income Fund - Class A,B,C
               Franklin Oregon Tax-Free Income Fund - Class A,C
           Franklin Pennsylvania Tax-Free Income Fund - Class A,B,C
               Franklin Double Tax-Free Income Fund - Class A,C
                Franklin Texas Tax-Free Income Fund - Class A,C
              Franklin Virginia Tax-Free Income Fund - Class A,C FRANKLIN TEMPLETON GLOBAL TRUST
                Franklin Templeton Hard Currency Fund - Class A FRANKLIN
                    TEMPLETON INTERNATIONAL TRUST
            Templeton Foreign Smaller Companies Fund - Class A,B,C
                 Templeton Global Long-Short Fund - Class A,B
                   Templeton Pacific Growth Fund - Class A,C
                        TEMPLETON GLOBAL INVESTMENT TRUST Templeton
          International (Ex EM) Fund - Class A,C, Advisor
               Templeton Latin America Fund - Class A,C, Advisor TEMPLETON
              GLOBAL OPPORTUNITIES TRUST - CLASS A,B,C
                       TEMPLETON INSTITUTIONAL FUNDS, INC.
            Foreign Equity Series - Primary Shares, Service Shares
                             Emerging Markets Series
                      Emerging Fixed Income Markets Series
                          INSTITUTIONAL FIDUCIARY TRUST
                            Money Market Portfolio
          Franklin U.S. Government Securities Money Market Portfolio
                           Franklin Cash Reserves Fund

The prospectus is amended as follows:

1. DEALER COMPENSATION

FOR ALL FUNDS, EXCEPT TEMPLETON INSTITUTIONAL FUNDS, INC. (FOREIGN EQUITY SERIES, EMERGING MARKETS SERIES, AND EMERGING FIXED INCOME MARKETS SERIES):

A. Effective February 1, 2002, the holding period for the deferred sales charge of 1% on new Class A purchases of $1 million or more will be extended to 18 months.

B. The section "Dealer Compensation" is replaced with the following: DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

THE FOLLOWING DEALER COMMISSIONS ARE APPLICABLE TO GLOBAL AGGRESSIVE GROWTH FUND, GLOBAL GROWTH FUND, GOLD AND PRECIOUS METALS FUND, CONVERTIBLE SECURITIES FUND, EQUITY INCOME FUND, REAL ESTATE SECURITIES FUND, U.S. LONG-SHORT FUND, TEMPLETON FOREIGN SMALLER COMPANIES FUND, TEMPLETON GLOBAL LONG-SHORT FUND, TEMPLETON PACIFIC GROWTH FUND, TEMPLETON INTERNATIONAL FUND (EX EM), TEMPLETON LATIN AMERICA FUND AND TEMPLETON GLOBAL OPPORTUNITIES TRUST:

                                Class A             Class B          Class C
------------------------------------------------------------------------------
 Commission (%)                   --                  4.00           2.00/3
 Investment under $50,000         5.00                 --              --
 $50,000 but under $100,000       3.75                 --              --
 $100,000 but under $250,000      2.80                 --              --
 $250,000 but under $500,000      2.00                 --              --
 $500,000 but under $1 million    1.60                 --              --
 $1 million or more             up to 1.00/1           --              --
 12b-1 FEE TO DEALER  [varies from 0.25 to 0.35/1]    0.25/2         1.00/4

 1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. The Global Aggressive Growth, Global Growth Fund and Templeton Global Long-Short Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.

 2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

 3. Commission includes advance of the first year's 0.25% 12b-1 service fee. 4. Dealers may be eligible to receive up to 0.25% at time of purchase and may be eligible to receive 1.00% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase.

 THE FOLLOWING DEALER COMMISSIONS ARE APPLICABLE TO CALIFORNIA TAX-FREE INCOME FUND, INC, CALIFORNIA INSURED TAX-FREE INCOME FUND, FEDERAL TAX-FREE INCOME FUND, CALIFORNIA HIGH YIELD MUNICIPAL FUND, TENNESSEE MUNICIPAL BOND FUND, NEW YORK TAX-FREE INCOME FUND, NEW YORK INSURED TAX-FREE INCOME FUND, ALABAMA TAX-FREE INCOME FUND, ARIZONA TAX-FREE INCOME FUND, COLORADO TAX-FREE INCOME FUND, CONNECTICUT TAX-FREE INCOME FUND, FLORIDA INSURED TAX-FREE INCOME FUND, FLORIDA TAX-FREE INCOME FUND, GEORGIA TAX-FREE INCOME FUND, HIGH YIELD TAX-FREE INCOME FUND, INSURED TAX-FREE INCOME FUND, KENTUCKY TAX-FREE INCOME FUND, LOUISIANA TAX-FREE INCOME FUND, MARYLAND TAX-FREE INCOME FUND, MASSACHUSETTS INSURED TAX-FREE INCOME FUND, MICHIGAN INSURED TAX-FREE INCOME FUND, MINNESOTA INSURED TAX-FREE INCOME FUND, MISSOURI TAX-FREE INCOME FUND, NEW JERSEY TAX-FREE INCOME FUND, NORTH CAROLINA TAX-FREE INCOME FUND, OHIO INSURED TAX-FREE INCOME FUND, OREGON TAX-FREE INCOME FUND, PENNSYLVANIA TAX-FREE INCOME FUND, DOUBLE TAX-FREE INCOME FUND, TEXAS TAX-FREE INCOME FUND AND VIRGINIA TAX-FREE INCOME FUND:
                                  Class A        Class B         Class C
-------------------------------------------------------------------------------
 Commission (%)                     --            3.00            2.00/3
 Investment under $100,000         4.00            --              --
 $100,000 but under $250,000       3.25            --              --
 $250,000 but under $500,000       2.25            --              --
 $500,000 but under $1 million     1.85            --              --
 $1 million or more             up to 0.75/1       --              --
 12b-1 FEE TO DEALER               0.10/1         0.15/2          0.65/4

 1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. 2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
 3. Commission includes advance of the first year's 0.15% 12b-1 service fee. 4. Dealers may be eligible to receive up to 0.15% at time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase.

 THE FOLLOWING DEALER COMMISSIONS ARE APPLICABLE TO CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND, SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND, NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND, FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND, HARD CURRENCY FUND AND FLOATING RATE DAILY ACCESS FUND:

                                Class A             Class B/2        Class C/2
----------------------------------------------------------------------------
 Commission (%)                   --                  4.00            1.00/4
 Investment under $100,000       2.00
 $100,000 but under $250,000     1.50
 $250,000 but under $500,000     1.00
 $500,000 but under $1 million   0.85
 $1 million or more          up to 0.75/1
 12b-1 FEE TO DEALER   [varies from 0.10 to 0.45/1]   0.25/3          0.65/5

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. The Hard Currency Fund may pay up to 0.45% to Distributors or others, out of which 0.20% generally will be retained by Distributors for its distribution expenses. 2. Applies to Floating Rate Daily Access Fund only.
 3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
 4. Commission includes advance of the first year's 0.15% 12b-1 service fee. 5. Dealers may be eligible to receive up to 0.15% at time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase.

 A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

 MARKET TIMERS. Please note that for Class A NAV purchases by Market Timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.

2. MARKET TIMERS

FOR TEMPLETON GLOBAL OPPORTUNITIES TRUST, TEMPLETON INTERNATIONAL (EX EM) FUND, TEMPLETON LATIN AMERICA FUND, AND TEMPLETON INSTITUTIONAL FUNDS, INC. (FOREIGN EQUITY SERIES, EMERGING MARKETS SERIES, AND EMERGING FIXED INCOME MARKETS SERIES) ONLY:

The first sentence of the section under "Account Policies - Market Timers" is replaced with the following:
 Effective March 1, 2002, the Fund does not allow investments by Market Timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below.

               Please keep this supplement for future reference.

January 1, 2002







Prospectus

Franklin Federal Tax-Free Income Fund

CLASS A, B & C


INVESTMENT STRATEGY TAX-FREE INCOME


SEPTEMBER 1, 2001





















[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

   2  Goal and Strategies

   4  Main Risks

   6  Performance

   8  Fees and Expenses

  10  Management

  11  Distributions and Taxes

  13  Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


  16  Sales Charges

  21  Buying Shares

  23  Investor Services

  27  Selling Shares

  29  Account Policies

  33  Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax. Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be in tax-free securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.


[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

The Fund only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.


The Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.


[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------
INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.


[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the Fund's distributions, the Fund's yield, and the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.


CALL A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.


MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

STATE AND TERRITORY ECONOMIC CONDITIONS The Fund's portfolio is widely diversified among issuers of municipal securities. However, from time to time, the Fund may have a significant position in the municipal securities of a particular state or territory. Under these circumstances, changes in the economic conditions in that state or territory are likely to affect the Fund's investments and performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


13.23% 9.55%  11.25%  -3.74%  15.10%  4.70%  8.97%  5.94%  -2.79%  10.14%
91      92     93       94      95     96     97     98      99      00
                                   YEAR


[Begin callout]
BEST QUARTER:
Q1 '95  5.86%

WORST QUARTER:
Q1 '94 -3.92%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000


                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Franklin Federal Tax-Free     5.42%       4.38%      6.60%
Income Fund - Class A/2
Lehman Brothers Municipal     11.68%      5.84%      7.32%
Bond Index/3

                                          SINCE
                                          INCEPTION
                                 1 YEAR   (1/1/99)
----------------------------------------------------------------
Franklin Federal Tax-Free     5.44%       1.01%
Income Fund - Class B/2
Lehman Brothers Municipal     11.68%      4.59%
Bond Index/3

                                                     SINCE
                                                     INCEPTION
                              1 YEAR      5 YEARS    (5/1/95)

Franklin Federal Tax-Free     7.30%       4.47%      5.34%
Income Fund - Class C/2
Lehman Brothers Municipal     11.68%      5.84%      6.85%
Bond Index/3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2001, the Fund's year-to-date return was 2.81% for Class A.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio


Insert graphic of percentage sign] FEES AND EXPENSES
                                   -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         4.25%        4.00%    1.99%
  Load imposed on purchases          4.25%        None     1.00%
  Maximum deferred sales charge      None/1       4.00%/2  0.99%/3
(load)


Please see "Choosing a Share Class" on page 16 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Management fees                      0.45%        0.45%    0.45%
Distribution and service
(12b-1) fees                         0.08%        0.64%    0.64%
Other expenses                       0.07%        0.07%    0.07%
                                     -------------------------------
Total annual Fund operating expenses 0.60%        1.16%    1.16%
                                     -------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 16).
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.


 EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown; o Your investment has a 5% return each year; and o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares
at the end of the period:

CLASS A                        $484/1     $609     $746      $1,143
CLASS B                        $518       $668     $838      $1,253/2
CLASS C                        $316       $465     $732      $1,495

If you do not sell your shares:

CLASS B                        $118       $368     $638      $1,253/2
CLASS C                        $217       $465     $732      $1,495

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $266 billion in assets.

The team responsible for the Fund's management is:


SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the Fund since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, VICE PRESIDENT of Advisers
Mr. Rivera has been an analyst or portfolio manager of the Fund since 1996. He joined Franklin Templeton Investments in 1994.


JOHN WILEY, VICE PRESIDENT of Advisers
Mr. Wiley has been an analyst or portfolio manager of the Fund since 1991. He joined Franklin Templeton Investments in 1989.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2001, the Fund paid 0.45% of its average net assets to the manager for its services.






[Insert graphic of dollar signs and stacks of coins]
DISTRIBUTIONS AND TAXES
-----------------------


2001 TAX ACT On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (the Tax Act). The Tax Act includes provisions that significantly reduce individual income tax rates and provide for additional savings incentives for individuals (generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs). If you have questions about how the Tax Act will affect your investment in the Fund, you should contact your personal tax advisor. For more information about enhanced retirement and educational savings opportunities, please call Retirement Services at 1-800/527-2020 or Customer Services at 1-800/DIAL BEN.

INCOME AND CAPITAL GAIN DISTRIBUTIONS
The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). Because of this tax exemption, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors.

In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your alternative minimum tax.

o TAXABLE INCOME DIVIDENDS The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income.

o CAPITAL GAIN DISTRIBUTIONS The Fund may also realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions will be taxable to you as long-term capital gains no matter how long you have owned your shares.

Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING
By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you: o provide your correct social security or taxpayer identification number, o certify that this number is correct, o certify that you are not subject to backup withholding, and o certify that you are a U.S. person (including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be as shown in this table:

                 PERIOD          WITHHOLDING RATE
          ------------------------------------------
          ------------------------------------------
          Before 8/7/01                 31%
          8/7/01 - 12/31/01            30.5%
          1/1/02 - 12/31/03             30%
          1/1/04 - 12/31/05             29%
          1/1/06 - 12/31/10             28%

When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.





[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                                         YEAR ENDED APRIL 30,
---------------------------------------------------------------------
                               2001    2000    1999/4   1998    1997
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             11.41    12.31   12.25   11.90   11.83
                            -----------------------------------------
  Net investment income/1       .65      .66     .67     .69     .71
  Net realized and unrealized
  gains (losses)                .36    (.89)     .06     .35     .07
                            -----------------------------------------
Total from investment
operations                     1.01    (.23)     .73    1.04     .78
                            -----------------------------------------
 Distributions from net       (.65)    (.66)   (.67)   (.69)   (.71)
  investment income
 Distributions from net
  realized gains                -      (.01)      -       -       -
                            -----------------------------------------
Total distributions           (.65)   (.67)    (.67)   (.69)   (.71)
                            -----------------------------------------
Net asset value, end of       11.77    11.41   12.31   12.25   11.90
year
                            -----------------------------------------

Total return (%)/2             9.07   (1.87)    6.10    8.92    6.81

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year       6,432    6,321   7,170   7,023   6,905
($ x 1 million)
Ratios to average net
assets: (%)
  Expenses                      .60      .60     .60     .59     .58
  Net investment income        5.54     5.64    5.41    5.70    6.00
Portfolio turnover rate (%)    9.79    16.63    9.90   14.54   16.43

CLASS B
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             11.41    12.30   12.39
                            -----------------------------------------
  Net investment income/1       .58      .59     .23
  Net realized and unrealized
   gains (losses)               .37    (.88)   (.11)
                            -----------------------------------------
Total from investment
operations                      .95    (.29)     .12
                            -----------------------------------------
  Distributions from net      (.59)    (.59)   (.21)
  investment income
  Net realized gains            --    (.01)      --
                            -----------------------------------------
Total distributions           (.59)    (.60)   (.21)
                            -----------------------------------------
Net asset value, end of       11.77    11.41   12.30
year
                            -----------------------------------------

Total return (%)/2             8.47   (2.35)    0.96

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year     120,639   66,158  27,988
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                     1.16     1.17   1.17/3
  Net investment income        4.96     5.10   4.86/3
Portfolio turnover rate (%)    9.79    16.63   9.90


CLASS C                                        YEAR ENDED APRIL 30,
                               2001     2000    1999    1998    1997
PER SHARE DATA ($)
Net asset value,
beginning of year             11.41    12.31   12.24   11.90   11.82
                            -----------------------------------------
  Net investment income/1       .58      .59     .60     .63     .66
  Net realized and unrealized
  gains(losses)                 .36    (.89)     .07     .33     .06
                            -----------------------------------------
Total from investment           .94    (.30)     .67     .96     .72
operations
  Distributions from net      (.58)    (.59)    (.60)   (.62)   (.64)
  investment income
  Distributions from net
  realized gains                  -  (.01)      -       -       -
                            -----------------------------------------
Total distributions           (.58)    (.60)   (.60)   (.62)   (.64)
                            -----------------------------------------
Net asset value, end of       11.77    11.41   12.31   12.24   11.90
year
                            -----------------------------------------

Total return (%)/2             8.46   (2.43)    5.58    8.22    6.28

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year     242,255  200,120   212,474  135,195  71,944
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                     1.16     1.17    1.17    1.17    1.16
  Net investment income        4.97     5.07    4.83    5.12    5.42
Portfolio turnover rate (%)    9.79    16.63    9.90   14.54   16.43

1. Based on average shares outstanding effective year ended April 30, 1999.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.
4. For the period January 1, 1999 (effective date) to April 30, 1999, for
Class B.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A               CLASS B              CLASS C
---------------------------------------------------------------
o  Initial sales      o  No initial        o  Initial
   charge of 4.25%       sales charge         sales charge of 1%
   or less

o  Deferred sales     o  Deferred          o  Deferred
   charge of 1% on       sales charge of      sales charge of
   purchases of $1       4% on shares you     1% on shares
   million or more       sell within the      you sell within
   sold within 12        first year,          18 months
   months                declining to 1%
                         within six years
                         and eliminated
                         after that

o  Lower annual       o  Higher annual     o  Higher
   expenses than         expenses than        annual expenses
   Class B or C due      Class A (same as     than Class A
   to lower              Class C) due to      (same as Class
   distribution fees     higher               B) due to
                         distribution         higher
                         fees. Automatic      distribution
                         conversion to        fees. No
                         Class A shares       conversion to
                         after eight          Class A shares,
                         years, reducing      so annual
                         future annual        expenses do not
                         expenses.            decrease.


SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %      WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING        % OF YOUR NET
                                   PRICE               INVESTMENT
--------------------------------------------------------------------
Under $100,000                      4.25                 4.44
$100,000 but under $250,000         3.50                 3.63
$250,000 but under $500,000         2.50                 2.56
$500,000 but under $1               2.00                 2.04
million


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 19), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 18).


DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED FROM YOUR
BUYING THEM                     PROCEEDS AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 18). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                               THE SALES CHARGE
                               MAKES UP THIS %        WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT    OF THE OFFERING          % OF YOUR NET
                               PRICE                     INVESTMENT
--------------------------------------------------------------------
Under $1 million                    1.00                    1.01

  WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
       IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A , B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 25 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.


QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
 [End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.


o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

                   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE
                APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------


MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50          $50
------------------------------------------------------------------
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
------------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                $100         $50
------------------------------------------------------------------

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 23). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT          ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment     Contact your investment
THROUGH YOUR       representative              representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic    If you have another         Before requesting a
of phone and       Franklin Templeton fund     telephone or online
computer]          account with your bank      purchase into an
                   account information on      existing account,
BY PHONE/ONLINE    file, you may open a new    please make sure we
                   account by phone. At        have your bank account
(Up to $100,000    this time, a new account    information on file. If
per shareholder    may not be opened online.   we do not have this
per day)                                       information, you will
                   To make a same day          need to send written
1-800/632-2301     investment, your phone      instructions with your
                   order must be received      bank's name and
franklintempleton  and accepted by us by       address, a voided check
..com               1:00 p.m. Pacific time      or savings account
                   or the close of the New     deposit slip, and a
NOTE:  CERTAIN     York Stock Exchange,        signature guarantee if
ACCOUNT TYPES ARE  whichever is earlier.       the bank and Fund
NOT AVAILABLE FOR                              accounts do not have at
ONLINE ACCOUNT                                 least one common owner.
ACCESS
                                               To make a same day investment,
                                               your phone or online order must
                                               be received and accepted by us by
                                               1:00 p.m. Pacific time or the
                                               close of the New York Stock
                                               Exchange, whichever is earlier.

----------------------------------------------------------------------
----------------------------------------------------------------------
                   Make your check payable     Make your check payable
[Insert graphic    to Franklin Federal         to Franklin Federal
of envelope]       Tax-Free Income Fund.       Tax-Free Income Fund.
                                               Include your account
BY MAIL            Mail the check and your     number on the check.
                   signed application to
                   Investor Services.          Fill out the deposit
                                               slip from your account
                                               statement. If you do
                                               not have a slip,
                                               include a note with
                                               your name, the Fund
                                               name, and your account
                                               number.

                                               Mail the check and deposit slip
                                               or note to Investor Services.
----------------------------------------------------------------------
[Insert graphic    Call to receive a wire      Call to receive a wire
of three           control number and wire     control number and wire
lightning bolts]   instructions.               instructions.

                   Wire the funds and mail     To make a same day wire
                   your signed application     investment, please call
BY WIRE            to Investor Services.       us by 1:00 p.m. Pacific
                   Please include the wire     time and make sure your
1-800/632-2301     control number or your      wire arrives by 3:00 p.m.
(or                new account number on
1-650/312-2000     the application.
collect)
                   To make a same day wire
                   investment, please call
                   us by 1:00 p.m. Pacific
                   time and make sure your
                   wire arrives by 3:00 p.m.
----------------------------------------------------------------------
[Insert graphic    Call Shareholder            Call Shareholder
of two             Services at the number      Services at the number
arrows pointing    below, or send signed       below or our automated
in opposite        written instructions.       TeleFACTS system, or
directions]        You also may place an       send signed written
                   online exchange order.      instructions. You also
BY EXCHANGE        The TeleFACTS system        may place an online
                   cannot be used to open a    exchange order.
TeleFACTS(R)       new account.
1-800/247-1753                                 (Please see page 25 for
(around-the-clock  (Please see page 25 for     information on
access)            information on              exchanges.)
                   exchanges.)
Our Website
franklintempleton
..com

----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.


TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

FRANKLIN TEMPLETON ONLINE You can visit us online at franklintempleton.com for around-the-clock viewing of information about most Franklin Templeton funds or to register to view your accounts online. You also may register for online transactions that will allow you to buy, sell, or exchange your shares and make certain changes to your account. Some account types may not be able to process any or all transactions online. You also may register online for Franklin Templeton's convenient electronic delivery of your important shareholder documents.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans). In addition, you may elect to receive your important shareholder documents online and discontinue receiving paper copies.

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.


[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.


If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 31).

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for shares of Class A and later decide they would like to exchange into another fund that offers Advisor Class may do so.


SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares o you want your proceeds paid to someone who is not a registered owner o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.


REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


SELLING SHARES
---------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed
envelope]             share certificates (if you hold share
                      certificates) to Investor Services.
BY MAIL               Corporate, partnership or trust accounts may need to
                      send additional documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
[Insert graphic of    As long as your transaction is for
phone and computer]   $100,000 or less, you do not hold share
                      certificates and you have not changed
BY PHONE/ONLINE       your address by phone or online within
                      the last 15 days, you can sell your
1-800/632-2301        shares by phone or online.

franklintempleton     A check will be mailed to the name(s) and address on the
..com                  account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

                      (Please see page 24 for more information.)
---------------------------------------------------------------
[Insert graphic of    You can call, write, or visit us online
three                 to have redemption proceeds sent to a
lightning bolts]      bank account. See the policies above
                      for selling shares by mail, phone, or
BY ELECTRONIC FUNDS   online.
TRANSFER (ACH)
                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time, proceeds sent by ACH
                      generally will be available within two to three business
                      days.
---------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the fund you are
two arrows pointing   considering. Prospectuses are available online at
in opposite           franklintempleton.com.
directions]

BY EXCHANGE           Call Shareholder Services at the number
                      below or our automated TeleFACTS
TeleFACTS(R)          system, or send signed written
1-800/247-1753        instructions. You also may place an
(around-the-clock     exchange order online.  See the
access)               policies above for selling shares by
                      mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You also can review these documents on our website if you have registered to view your account information online. If you are registered for online services, you may also enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Visit us online at franklintempleton.com for more information.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of important shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or
(iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o  The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


                             CLASS A        CLASS B      CLASS C
--------------------------------------------------------------------
COMMISSION (%)               ---             3.00         2.00
Investment under $100,000    4.00            ---          ---
$100,000 but under $250,000  3.25            ---          ---
$250,000 but under $500,000  2.25            ---          ---
$500,000 but under $1        1.85            ---          ---
million
$1 million or more           up to 0.75/1    ---          ---
12B-1 FEE TO DEALER          0.10           0.15/2       0.65/3

A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.


MARKET TIMERS. Please note that for Class A NAV purchases by Market Timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.


1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]
QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                           HOURS (PACIFIC TIME,
DEPARTMENT NAME         TELEPHONE NUMBER   MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services     1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                           6:30 a.m. to 2:30 p.m.
                                           (Saturday)
Fund Information         1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                           (Saturday)
Retirement Services      1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563    6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637    5:30 a.m. to 5:00 p.m.
TeleFACTS(R) (automated) 1-800/247-1753    (around-the-clock access)


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.





SHAREHOLDER LETTER



Your Fund's Goal: Franklin Federal Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a nationally diversified portfolio consisting of municipal securities.(1)


Dear Shareholder:

We are pleased to bring you Franklin Federal Tax-Free Income Fund's annual report, which covers the period ended April 30, 2001. The year under review showed clear signs of decelerating economic growth. Gross domestic product
(GDP), the country's broadest gauge of economic vibrancy, fell steadily in the last quarter of 2000 to a slow, 1.0% annualized pace but then increased to a 1.3% annual rate by the first quarter of 2001. Although the Federal Reserve Board (the Fed) had taken an aggressive stance toward mitigating inflationary pressures via interest rate hikes in the first half of 2000, it refrained from any such moves during the latter half of the year as personal consumption, trade and business expansion waned. By January 2001, consumer and business confidence had eroded considerably, exacerbated by high energy costs


1. These dividends are generally subject to state and local income taxes, if any. For investors subject to federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 23.


CONTENTS

Shareholder Letter .........................................................  1

Performance Summary ........................................................ 10

Special Feature:
Making Sense of Dividends .................................................. 14

Financial Highlights &
Statement of Investments ................................................... 20

Financial Statements ....................................................... 57

Notes to
Financial Statements ....................................................... 60

Independent
Auditors' Report ........................................................... 64

Tax Designation ............................................................ 65


FUND CATEGORY

[PYRAMID GRAPHIC]

"Municipal bond market performance was quite strong during the reporting period...."



that drained purchasing power and profit margins. Consequently, slower retail sales and appreciably weaker capital spending prompted manufacturing cutbacks and subsequent layoffs. The unemployment rate, which had hovered near a 30-year low of 3.9% during the reporting period, edged up to 4.5% by April 2001.(2) Noting these circumstances, in December the Fed signaled for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-long economic expansion. In an attempt to restore price stability and sustainable economic growth, the Fed assumed a new monetary policy stance and on four separate occasions cut the federal funds target rate one half percent, lowering it to 4.50% by April 30, 2001.

BOND MARKET OVERVIEW
Municipal bond market performance was quite strong during the reporting period, outpacing many other fixed income and equity asset classes. Third quarter 2000 expectations for further interest rate hikes diminished substantially, creating a more favorable bond pricing environment amid falling long-term interest rates. Equity markets, which entered a period of increased volatility and substantial decline, also provided support to bonds as investors grew cautious. As they turned away from plummeting stocks, investors began to show a preference for the relative safety of high-quality, tax-free municipal bonds, helping to drive up municipal bond prices in the face of increased




2. Source: Bureau of Labor Statistics, 5/4/01.

demand. Bond yields and prices move in an inverse relationship, so that as yields fall, prices rise. Overall, the yield on the 30-year Treasury bond fell from 5.99% at the beginning of the reporting period, to 5.79% on April 30, 2001, and the 10-year Treasury note declined from 6.28% to 5.34%. The municipal bond market also saw yields decrease, with the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, dropping from a yield of 6.04% to 5.49% for the same period.(3)

Lower supply also favorably impacted municipal bond prices during the reporting period. Municipal governments enjoyed one of their wealthiest periods in history during 2000. As windfall tax revenues and prudent fiscal management led to reduced use of municipal debt during the year under review, the nation's municipal bond supply declined 12.5% during calendar year 2000 compared to 1999 amid improving credit strength.(4) Compounding the drop in new-issue supply was the historical cycle of low new issuance during the months of December and January. This confluence of heightened investor demand and low supply for municipal debt made municipal bonds one of the best-performing asset classes during the year under review. However, it is rare for the bond markets to experience such strong price returns over successive years. Long-term, municipal bonds have had a 7.7% average annual total


3. Source: The Bond Buyer, 5/1/01. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

4.       Source: The Bond Buyer, 1/2/01.

WHAT DOES
"TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary.



* For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


return over the past 10 years and most of the return is a result of the income contribution, not price appreciation.(5) Historically, equities have been the strongest investments for achieving price appreciation, while bonds provided lower volatility, and municipal bonds provided the highest after-tax total return for fixed income investors. We do not expect these relationships to change over the long term. Although these asset classes may experience periods of extreme over- and under-performance, over the long term, each broad investment category achieves its primary objectives.

As the nation realized a large federal budget surplus, the U.S. Treasury initiated a buyback program for 30-year Treasury bonds, increasing their scarcity and price while lowering yields. This meant that, on a relative basis, long-term municipal bonds, as measured by the Bond Buyer 40, came to yield as much as 103% of a comparable Treasury bond's yield. (3) Historically, this ratio is about 90%. Since municipals are tax-exempt, generally they yield less than Treasuries, which are subject to federal income tax. When municipal bonds are yielding approximately the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost. Depending on your federal and state tax rates, a taxable investment of comparable credit



5. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

Looking forward, we view the municipal bond market positively. We saw an increase in demand over the past two quarters, which contributed to the solid performance over the one-year reporting period. Demand increased due to the favorable interest rate environment in 2000, as well as unfavorable equity market performance. We saw investors shift from a heavy focus on growth to a more traditional, diversified stock portfolio, bonds and cash, as an investment strategy. Although we experienced a U.S. economic slowdown, state and local government finances through 2000 were very strong, allowing them greater financial flexibility in times of slower growth. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. Predicting market cycles is very difficult, even for professional economists -- which is why we recommend investing for the long-term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the funds' total return performance. Overall, we believe our professionally managed portfolios can provide investors with high credit quality, and valuable tax-free income, for the long term.

CREDIT QUALITY BREAKDOWN*

Based on Total Long-Term Investments
4/30/01

[PIE CHART]

AAA                                                         43.1%
AA                                                          17.3%
A                                                           15.8%
BBB                                                         22.9%
Below Investment Grade                                       0.9%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.



PORTFOLIO NOTES

The decline in interest rates during the year under review contributed to the price appreciation of securities in your Fund's portfolio. Franklin Federal Tax-Free Income Fund's Class A share price, as measured by net asset value, rose to $11.77 on April 30, 2001, from $11.41 on April 30, 2000. The share price contributed 35% to the Fund's total return, and income contributed 65%. The Fund's share prices rise and fall with changes in interest rates; the income component and Fund's dividend distributions are based on the Fund's earnings from the interest paid on the securities. During the period, the Fund's earnings declined, causing us to lower the dividend distribution. For an in-depth discussion, please refer to the Special Feature, "Making Sense of Dividends," beginning on page 14.

During the year under review, we found value in high quality AA- and AAA-rated securities with favorable call protection. For example, we purchased Clark County (NV) School District GO Bonds and revenue bonds issued by Massachusetts Bay Transit Authority, Cleveland (OH) Airport System, De Kalb County (GA) Water and Sewer and New York City Municipal Water Finance Authority Water. Some bonds we sold during the period included Cuyahoga County (OH) Hospital - University Hospitals Health System Inc. and Henrico County (VA) Water and Sewer revenue bonds. We reduced our holdings in Jefferson County (AL) Sewer revenue bonds.

The most notable change in your Fund's portfolio was improved credit quality. A robust economy contributed to healthy revenue collections for state and local governments, resulting in record budget surpluses for many municipalities. New York State experienced budget surpluses for the past five years, resulting in upgrades of its general obligation and state appropriation bonds, which had a positive effect on your Fund's credit quality. As of April 30, 2001, New York securities represented 18.2% of the portfolio's total long-term investments. AAA- and AA-rated securities represented 60.4% of the Fund's total long-term investments on April 30, 2001, up from 51.7% on April 30, 2000.

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 10 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.10%, based on an annualization of April's 5.22 cent ($0.0522) per share dividend and the maximum offering price of $12.29 on April 30, 2001. An investor in the maximum federal income tax bracket of 39.6% would need to earn 8.44% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.



PORTFOLIO BREAKDOWN
4/30/01

                                                                  % OF TOTAL
                                                                   LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                           21.5%

Transportation                                                      14.6%

Prerefunded                                                         14.1%

Hospital & Health Care                                              11.2%

Housing                                                              9.9%

General Obligation                                                   9.1%

Corporate-Backed                                                     8.0%

Subject to Government
Appropriations                                                       5.6%

Tax-Supported                                                        2.5%

Other Revenue                                                        2.2%

Higher Education                                                     1.3%

DIVIDEND DISTRIBUTIONS
5/1/00 - 4/30/01


                                    DIVIDEND PER SHARE
                ----------------------------------------------------------------
MONTH           CLASS A                    CLASS B                     CLASS C
--------------------------------------------------------------------------------
May           5.45 cents                4.91 cents                4.91 cents

June          5.45 cents                4.91 cents                4.90 cents

July          5.45 cents                4.91 cents                4.90 cents

August        5.45 cents                4.91 cents                4.90 cents

September     5.45 cents                4.92 cents                4.91 cents

October       5.45 cents                4.92 cents                4.91 cents

November      5.45 cents                4.92 cents                4.91 cents

December      5.45 cents                4.91 cents                4.91 cents

January       5.45 cents                4.91 cents                4.91 cents

February      5.45 cents                4.91 cents                4.91 cents

March         5.22 cents                4.66 cents                4.66 cents

April         5.22 cents                4.66 cents                4.66 cents
--------------------------------------------------------------------------------
TOTAL         64.94 CENTS               58.45 CENTS               58.39 CENTS

Municipal securities should remain excellent providers of tax-free income, with relatively low risk amid varying interest rate cycles. Although we cannot predict interest rate cycles, we will continue to focus on providing shareholders with high credit quality, broad portfolio diversification and attractive, monthly tax-free income through our disciplined management approach.

Thank you for investing in Franklin Federal Tax-Free Income Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ Charles B. Johnson
    Charles B. Johnson

    Chairman
    Franklin Federal Tax-Free Income Fund

/s/Sheila Amoroso
   Sheila Amoroso


/s/ Rafael R. Costas Jr.
    Rafael R. Costas Jr.

    Senior Vice Presidents/Co-Directors
    Franklin Municipal Bond Department


This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                   CHANGE         4/30/01      4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.36        $11.77       $11.41
DISTRIBUTIONS (5/1/00 - 4/30/01)
Dividend Income                           $0.6494


CLASS B                                   CHANGE         4/30/01      4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.36        $11.77       $11.41
DISTRIBUTIONS (5/1/00 - 4/30/01)
Dividend Income                           $0.5845

CLASS C                                   CHANGE         4/30/01     4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.36        $11.77       $11.41
DISTRIBUTIONS (5/1/00 - 4/30/01)
Dividend Income                           $0.5839


PERFORMANCE

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                           +9.07%   +32.11%  +91.53%

Average Annual Total Return(2)                       +4.40%    +4.80%   +6.25%

Avg. Ann. Total Return (3/31/01)(3)                  +4.80%    +4.97%   +6.53%


Distribution Rate(4)                        5.10%

Taxable Equivalent Distribution Rate(5)     8.44%

30-Day Standardized Yield(6)                4.39%

Taxable Equivalent Yield(5)                 7.27%


                                                                       INCEPTION
CLASS B                                                1-YEAR          (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                             +8.47%          +6.93%

Average Annual Total Return(2)                         +4.47%          +1.73%

Avg. Ann. Total Return (3/31/01)(3)                    +4.84%          +2.15%


Distribution Rate(4)                        4.75%

Taxable Equivalent Distribution Rate(5)     7.86%

30-Day Standardized Yield(6)                4.03%

Taxable Equivalent Yield(5)                 6.67%

                                                                       INCEPTION
CLASS C                                           1-YEAR    5-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +8.46%   +28.51%    +37.08%

Average Annual Total Return(2)                     +6.34%    +4.93%     +5.22%

Avg. Ann. Total Return (3/31/01)(3)                +6.72%   +5.08%      +5.45%


Distribution Rate(4)                        4.70%

Taxable Equivalent Distribution Rate(5)     7.78%

30-Day Standardized Yield(6)                3.99%

Taxable Equivalent Yield(5)                 6.61%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April monthly dividend and the maximum offering price (NAV for Class B) per share on 4/30/01.

5. Taxable equivalent distribution rate and yield assume the 2001 maximum federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                 4/30/01
-------------------------------------------------------------------------------
1-Year                                                                  +4.40%

5-Year                                                                  +4.80%

10-Year                                                                 +6.25%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                                4/30/01
--------------------------------------------------------------------------------
1-Year                                                                 +4.47%

Since Inception (1/1/99)                                               +1.73%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

CLASS A(5/1/91-4/30/01)


    Date                    Franklin Federal Tax-Free       Lehman Brothers             CPI
                               Income Fund-Class A        Municipal Bond Index
   05/01/1991                     9,572                   10,000                      10,000
   05/31/1991                     9,640         0.89%     10,089       0.30%          10,030
   06/30/1991                     9,658        -0.10%     10,079       0.29%          10,059
   07/31/1991                     9,813         1.22%     10,202       0.15%          10,074
   08/31/1991                     9,908         1.32%     10,337       0.29%          10,103
   09/30/1991                    10,056         1.30%     10,471       0.44%          10,148
   10/31/1991                    10,118         0.90%     10,565       0.15%          10,163
   11/30/1991                    10,171         0.28%     10,595       0.29%          10,193
   12/31/1991                    10,374         2.15%     10,823       0.07%          10,200
   01/31/1992                    10,399         0.23%     10,847       0.15%          10,215
   02/29/1992                    10,407         0.03%     10,851       0.36%          10,252
   03/31/1992                    10,451         0.03%     10,854       0.51%          10,304
   04/30/1992                    10,550         0.89%     10,951       0.14%          10,318
   05/31/1992                    10,703         1.18%     11,080       0.14%          10,333
   06/30/1992                    10,858         1.68%     11,266       0.36%          10,370
   07/31/1992                    11,224         3.00%     11,604       0.21%          10,392
   08/31/1992                    11,075        -0.97%     11,491       0.28%          10,421
   09/30/1992                    11,084         0.65%     11,566       0.28%          10,450
   10/31/1992                    10,933        -0.98%     11,453       0.35%          10,487
   11/30/1992                    11,195         1.79%     11,658       0.14%          10,501
   12/31/1992                    11,364         1.02%     11,777      -0.07%          10,494
   01/31/1993                    11,503         1.16%     11,913       0.49%          10,545
   02/28/1993                    11,796         3.62%     12,344       0.35%          10,582
   03/31/1993                    11,744        -1.06%     12,214       0.35%          10,619
   04/30/1993                    11,837         1.01%     12,337       0.28%          10,649
   05/31/1993                    11,910         0.56%     12,406       0.14%          10,664
   06/30/1993                    12,102         1.67%     12,613       0.14%          10,679
   07/31/1993                    12,117         0.13%     12,630       0.00%          10,679
   08/31/1993                    12,321         2.08%     12,892       0.28%          10,709
   09/30/1993                    12,446         1.14%     13,039       0.21%          10,731
   10/31/1993                    12,471         0.19%     13,064       0.41%          10,775
   11/30/1993                    12,416        -0.88%     12,949       0.07%          10,783
   12/31/1993                    12,643         2.11%     13,222       0.00%          10,783
   01/31/1994                    12,749         1.14%     13,373       0.27%          10,812
   02/28/1994                    12,530        -2.59%     13,027       0.34%          10,849
   03/31/1994                    12,147        -4.07%     12,496       0.34%          10,886
   04/30/1994                    12,173         0.85%     12,603       0.14%          10,901
   05/31/1994                    12,261         0.87%     12,712       0.07%          10,909
   06/30/1994                    12,214        -0.61%     12,635       0.34%          10,946


   07/31/1994                    12,387         1.83%     12,866       0.27%          10,975
   08/31/1994                    12,434         0.35%     12,911       0.40%          11,019
   09/30/1994                    12,312        -1.47%     12,721       0.27%          11,049
   10/31/1994                    12,137        -1.78%     12,495       0.07%          11,057
   11/30/1994                    11,929        -1.81%     12,269       0.13%          11,071
   12/31/1994                    12,170         2.20%     12,539       0.00%          11,071
   01/31/1995                    12,479         2.86%     12,897       0.40%          11,115
   02/28/1995                    12,779         2.91%     13,272       0.40%          11,160
   03/31/1995                    12,883         1.15%     13,425       0.33%          11,197
   04/30/1995                    12,929         0.12%     13,441       0.33%          11,233
   05/31/1995                    13,231         3.19%     13,870       0.20%          11,256
   06/30/1995                    13,188        -0.87%     13,749       0.20%          11,278
   07/31/1995                    13,291         0.95%     13,880       0.00%          11,278
   08/31/1995                    13,417         1.27%     14,056       0.26%          11,308
   09/30/1995                    13,487         0.63%     14,145       0.20%          11,330
   10/31/1995                    13,660         1.45%     14,350       0.33%          11,368
   11/30/1995                    13,868         1.66%     14,588      -0.07%          11,360
   12/31/1995                    14,008         0.96%     14,728      -0.07%          11,352
   01/31/1996                    14,068         0.76%     14,840       0.59%          11,419
   02/29/1996                    14,012        -0.68%     14,739       0.32%          11,455
   03/31/1996                    13,886        -1.28%     14,550       0.52%          11,515
   04/30/1996                    13,877        -0.28%     14,510       0.39%          11,560
   05/31/1996                    13,891        -0.04%     14,504       0.19%          11,582
   06/30/1996                    14,035         1.09%     14,662       0.06%          11,589
   07/31/1996                    14,142         0.90%     14,794       0.19%          11,611
   08/31/1996                    14,152        -0.02%     14,791       0.19%          11,633
   09/30/1996                    14,331         1.40%     14,998       0.32%          11,670
   10/31/1996                    14,475         1.13%     15,168       0.32%          11,707
   11/30/1996                    14,693         1.83%     15,445       0.19%          11,730
   12/31/1996                    14,667        -0.42%     15,380       0.00%          11,730
   01/31/1997                    14,703         0.19%     15,410       0.32%          11,767
   02/28/1997                    14,837         0.92%     15,551       0.31%          11,804
   03/31/1997                    14,700        -1.33%     15,344       0.25%          11,833
   04/30/1997                    14,822         0.84%     15,473       0.12%          11,847
   05/31/1997                    15,007         1.51%     15,707      -0.06%          11,840
   06/30/1997                    15,155         1.07%     15,875       0.12%          11,855
   07/31/1997                    15,506         2.77%     16,315       0.12%          11,869
   08/31/1997                    15,415        -0.94%     16,161       0.19%          11,891
   09/30/1997                    15,591         1.19%     16,354       0.25%          11,921
   10/31/1997                    15,691         0.64%     16,458       0.25%          11,951
   11/30/1997                    15,779         0.59%     16,556      -0.06%          11,944
   12/31/1997                    15,983         1.46%     16,797      -0.12%          11,929
   01/31/1998                    16,108         1.03%     16,970       0.19%          11,952
   02/28/1998                    16,129         0.03%     16,975       0.19%          11,975
   03/31/1998                    16,163         0.09%     16,991       0.19%          11,997
   04/30/1998                    16,144        -0.45%     16,914       0.18%          12,019
   05/31/1998                    16,351         1.58%     17,181       0.18%          12,041
   06/30/1998                    16,425         0.39%     17,248       0.12%          12,055
   07/31/1998                    16,473         0.25%     17,292       0.12%          12,070
   08/31/1998                    16,669         1.55%     17,560       0.12%          12,084
   09/30/1998                    16,826         1.25%     17,779       0.12%          12,099
   10/31/1998                    16,820         0.00%     17,779       0.24%          12,128
   11/30/1998                    16,883         0.35%     17,841       0.00%          12,128
   12/31/1998                    16,932         0.25%     17,886      -0.06%          12,120
   01/31/1999                    17,077         1.19%     18,099       0.24%          12,149

   02/28/1999                    17,044        -0.44%     18,019       0.12%          12,164
   03/31/1999                    17,094         0.14%     18,044       0.30%          12,200
   04/30/1999                    17,129         0.25%     18,089       0.73%          12,290
   05/31/1999                    17,067        -0.58%     17,984       0.00%          12,290
   06/30/1999                    16,846        -1.44%     17,726       0.00%          12,290
   07/31/1999                    16,881         0.36%     17,789       0.30%          12,326
   08/31/1999                    16,704        -0.80%     17,647       0.24%          12,356
   09/30/1999                    16,697         0.04%     17,654       0.48%          12,415
   10/31/1999                    16,475        -1.08%     17,463       0.18%          12,438
   11/30/1999                    16,612         1.06%     17,649       0.06%          12,445
   12/31/1999                    16,459        -0.75%     17,516       0.00%          12,445
   01/31/2000                    16,350        -0.44%     17,439       0.30%          12,482
   02/29/2000                    16,546         1.16%     17,641       0.59%          12,556
   03/31/2000                    16,890         2.18%     18,026       0.82%          12,659
   04/30/2000                    16,808        -0.59%     17,920       0.06%          12,667
   05/31/2000                    16,726        -0.52%     17,826       0.12%          12,682
   06/30/2000                    17,104         2.65%     18,299       0.52%          12,748
   07/31/2000                    17,320         1.39%     18,553       0.23%          12,777
   08/31/2000                    17,567         1.54%     18,839       0.00%          12,777
   09/30/2000                    17,513        -0.52%     18,741       0.52%          12,844
   10/31/2000                    17,672         1.09%     18,945       0.17%          12,865
   11/30/2000                    17,785         0.76%     19,089       0.06%          12,873
   12/31/2000                    18,129         2.47%     19,561      -0.06%          12,865
   01/31/2001                    18,258         0.99%     19,754       0.57%          12,939
      2/29/01                    18,342         0.32%     19,818       0.40%          12,990
   03/31/2001                    18,485         0.90%     19,996       0.23%          13,020
   04/30/2001                    18,333        -1.08%     19,780       0.40%          13,072


Total Return                     83.33%                   97.80%                      30.72%

CLASS B (1/1/99 - 4/30/01)

      Date        Franklin Federal Tax-Free           Lehman Brothers           CPI
                      Income Fund-Class B           Municipal Bond Index
-------------     -------------------------         --------------------      ------
   01/01/1999        10,000                          10,000                   10,000
   01/31/1999        10,086          1.19%           10,119       0.24%       10,024
   02/28/1999        10,054         -0.44%           10,074       0.12%       10,036
   03/31/1999        10,079          0.14%           10,089       0.30%       10,066
   04/30/1999        10,096          0.25%           10,114       0.73%       10,140
   05/31/1999        10,055         -0.58%           10,055       0.00%       10,140
   06/30/1999         9,920         -1.44%            9,910       0.00%       10,140
   07/31/1999         9,935          0.36%            9,946       0.30%       10,170
   08/31/1999         9,826         -0.80%            9,866       0.24%       10,194
   09/30/1999         9,817          0.04%            9,870       0.48%       10,243
   10/31/1999         9,682         -1.08%            9,764       0.18%       10,262
   11/30/1999         9,766          1.06%            9,867       0.06%       10,268
   12/31/1999         9,672         -0.75%            9,793       0.00%       10,268
   01/31/2000         9,603         -0.44%            9,750       0.30%       10,299
   02/29/2000         9,706          1.16%            9,863       0.59%       10,360
   03/31/2000         9,903          2.18%           10,078       0.82%       10,444
   04/30/2000         9,859         -0.59%           10,019       0.06%       10,451
   05/31/2000         9,806         -0.52%            9,967       0.12%       10,463
   06/30/2000        10,014          2.65%           10,231       0.52%       10,518
   07/31/2000        10,136          1.39%           10,373       0.23%       10,542
   08/31/2000        10,276          1.54%           10,533       0.00%       10,542
   09/30/2000        10,240         -0.52%           10,478       0.52%       10,597
   10/31/2000        10,328          1.09%           10,592       0.17%       10,615
   11/30/2000        10,389          0.76%           10,673       0.06%       10,621
   12/31/2000        10,585          2.47%           10,936      -0.06%       10,615
   01/31/2001        10,656          0.99%           11,045       0.57%       10,675
   02/28/2001        10,700          0.32%           11,080       0.40%       10,718
   03/31/2001        10,778          0.90%           11,180       0.23%       10,743
   04/30/2001        10,408         -1.08%           11,059       0.40%       10,786


Total Return          4.08%                          10.59%                    7.86%

CLASS C(5/1/95-4/30/01)

    Date                     Franklin Federal Tax-Free      Lehman Brothers             CPI
                                Income Fund-Class C       Municipal Bond Index
   05/01/1995                       9,898                    10,000                           10,000
   05/31/1995                      10,127          3.19%     10,319       0.20%               10,020
   06/30/1995                      10,090         -0.87%     10,229       0.20%               10,040
   07/31/1995                      10,163          0.95%     10,326       0.00%               10,040
   08/31/1995                      10,254          1.27%     10,458       0.26%               10,066
   09/30/1995                      10,303          0.63%     10,523       0.20%               10,086
   10/31/1995                      10,430          1.45%     10,676       0.33%               10,120
   11/30/1995                      10,574          1.66%     10,853      -0.07%               10,112
   12/31/1995                      10,685          0.96%     10,957      -0.07%               10,105
   01/31/1996                      10,725          0.76%     11,041       0.59%               10,165
   02/29/1996                      10,677         -0.68%     10,966       0.32%               10,198
   03/31/1996                      10,576         -1.28%     10,825       0.52%               10,251
   04/30/1996                      10,557         -0.28%     10,795       0.39%               10,291
   05/31/1996                      10,563         -0.04%     10,791       0.19%               10,310
   06/30/1996                      10,667          1.09%     10,908       0.06%               10,316
   07/31/1996                      10,743          0.90%     11,006       0.19%               10,336
   08/31/1996                      10,745         -0.02%     11,004       0.19%               10,356
   09/30/1996                      10,885          1.40%     11,158       0.32%               10,389
   10/31/1996                      10,989          1.13%     11,284       0.32%               10,422
   11/30/1996                      11,140          1.83%     11,491       0.19%               10,442
   12/31/1996                      11,124         -0.42%     11,443       0.00%               10,442
   01/31/1997                      11,146          0.19%     11,464       0.32%               10,475
   02/28/1997                      11,233          0.92%     11,570       0.31%               10,508
   03/31/1997                      11,134         -1.33%     11,416       0.25%               10,534
   04/30/1997                      11,220          0.84%     11,512       0.12%               10,547
   05/31/1997                      11,355          1.51%     11,686      -0.06%               10,540
   06/30/1997                      11,461          1.07%     11,811       0.12%               10,553
   07/31/1997                      11,722          2.77%     12,138       0.12%               10,565
   08/31/1997                      11,648         -0.94%     12,024       0.19%               10,586
   09/30/1997                      11,766          1.19%     12,167       0.25%               10,612
   10/31/1997                      11,835          0.64%     12,245       0.25%               10,639
   11/30/1997                      11,905          0.59%     12,317      -0.06%               10,632
   12/31/1997                      12,044          1.46%     12,497      -0.12%               10,619
   01/31/1998                      12,142          1.03%     12,626       0.19%               10,640
   02/28/1998                      12,151          0.03%     12,629       0.19%               10,660
   03/31/1998                      12,171          0.09%     12,641       0.19%               10,680
   04/30/1998                      12,143         -0.45%     12,584       0.18%               10,699
   05/31/1998                      12,292          1.58%     12,783       0.18%               10,719
   06/30/1998                      12,352          0.39%     12,832       0.12%               10,731
   07/31/1998                      12,382          0.25%     12,865       0.12%               10,744
   08/31/1998                      12,513          1.55%     13,064       0.12%               10,757
   09/30/1998                      12,635          1.25%     13,227       0.12%               10,770
   10/31/1998                      12,625          0.00%     13,227       0.24%               10,796
   11/30/1998                      12,666          0.35%     13,274       0.00%               10,796
   12/31/1998                      12,697          0.25%     13,307      -0.06%               10,789
   01/31/1999                      12,800          1.19%     13,465       0.24%               10,815
   02/28/1999                      12,759         -0.44%     13,406       0.12%               10,828
   03/31/1999                      12,789          0.14%     13,425       0.30%               10,861
   04/30/1999                      12,820          0.25%     13,458       0.73%               10,940
   05/31/1999                      12,757         -0.58%     13,380       0.00%               10,940
   06/30/1999                      12,586         -1.44%     13,187       0.00%               10,940
   07/31/1999                      12,606          0.36%     13,235       0.30%               10,973
   08/31/1999                      12,468         -0.80%     13,129       0.24%               10,999
   09/30/1999                      12,467          0.04%     13,134       0.48%               11,052
   10/31/1999                      12,285         -1.08%     12,992       0.18%               11,072
   11/30/1999                      12,392          1.06%     13,130       0.06%               11,079
   12/31/1999                      12,272         -0.75%     13,032       0.00%               11,079
   01/31/2000                      12,185         -0.44%     12,974       0.30%               11,112
   02/29/2000                      12,315          1.16%     13,125       0.59%               11,177
   03/31/2000                      12,576          2.18%     13,411       0.82%               11,269
   04/30/2000                      12,509         -0.59%     13,332       0.06%               11,276
   05/31/2000                      12,442         -0.52%     13,263       0.12%               11,289
   06/30/2000                      12,706          2.65%     13,614       0.52%               11,348
   07/31/2000                      12,871          1.39%     13,803       0.23%               11,374
   08/31/2000                      13,037          1.54%     14,016       0.00%               11,374
   09/30/2000                      12,992         -0.52%     13,943       0.52%               11,433
   10/31/2000                      13,103          1.09%     14,095       0.17%               11,453
   11/30/2000                      13,181          0.76%     14,202       0.06%               11,460
   12/31/2000                      13,430          2.47%     14,553      -0.06%               11,453
   01/31/2001                      13,519          0.99%     14,697       0.57%               11,518
      2/29/01                      13,575          0.32%     14,744       0.40%               11,564
   03/31/2001                      13,686          0.90%     14,877       0.23%               11,591
   04/30/2001                      13,570         -1.08%     14,716       0.40%               11,637


Total Return                       35.70%                    47.16%                           16.37%




AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                                 4/30/01
--------------------------------------------------------------------------------
1-Year                                                                  +6.34%

5-Year                                                                  +4.93%

Since Inception (5/1/95)                                                +5.22%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS



Q&A


Frequently asked questions about the dividend policy of Franklin tax-free income funds.

         Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.

--------------------------------------------------------------------------------
             NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
--------------------------------------------------------------------------------

                       NOT PART OF THE SHAREHOLDER REPORT
14

         As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.

         Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

         Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.

* Alternative minimum taxes may apply.


                       NOT PART OF THE SHAREHOLDER REPORT                    15

Q.     WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

       Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

       Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.


16                                            NOT PART OF THE SHAREHOLDER REPORT

Q.     WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk. However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

       Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.


NOT PART OF THE SHAREHOLDER REPORT                                            17

       Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

       As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5-3/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

       Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


MONTHLY YIELDS OF BOND BUYER 40

                                  [LINE GRAPH]


Source: S&P Micropal (Bond Buyer 40, as of 4/30/01).
One cannot invest in an index; indexes are unmanaged.


18                                            NOT PART OF THE SHAREHOLDER REPORT

Q.     WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

       While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax
       (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

       In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.


NOT PART OF THE SHAREHOLDER REPORT                                            19

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights


                                                                                     CLASS A
                                                  ------------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                  ------------------------------------------------------------------------------
                                                     2001             2000             1999            1998              1997
                                                  ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $    11.41       $    12.31       $    12.25       $    11.90       $    11.83
                                                  ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)....................            .65              .66              .67              .69              .71
 Net realized and unrealized gains (losses) .            .36             (.89)             .06              .35              .07
                                                  ------------------------------------------------------------------------------
Total from investment operations ............           1.01             (.23)             .73             1.04              .78
                                                  ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.65)            (.66)            (.67)            (.69)            (.71)
 Net realized gains .........................             --             (.01)              --               --               --
                                                  ------------------------------------------------------------------------------
Total distributions .........................           (.65)            (.67)            (.67)            (.69)            (.71)
                                                  ------------------------------------------------------------------------------
Net asset value, end of year ................     $    11.77       $    11.41       $    12.31       $    12.25       $    11.90
                                                  ==============================================================================
Total return(b)..............................           9.07%           (1.87%)           6.10%            8.92%            6.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $6,431,800       $6,321,014       $7,170,226       $7,022,961       $6,905,488
Ratios to average net assets:
 Expenses ...................................            .60%             .60%             .60%             .59%             .58%
 Net investment income ......................           5.54%            5.64%            5.41%            5.70%            6.00%
Portfolio turnover rate .....................           9.79%           16.63%            9.90%           14.54%           16.43%

(a) Based on average shares outstanding effective year ended April 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (continued)


                                                                         CLASS B
                                                  ------------------------------------------------
                                                                YEAR ENDED APRIL 30,
                                                  ------------------------------------------------
                                                      2001              2000               1999(d)
                                                  ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $     11.41       $     12.30        $     12.39
                                                  ------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................             .58               .59                .23
 Net realized and unrealized gains (losses) .             .37              (.88)              (.11)
                                                  ------------------------------------------------
Total from investment operations ............             .95              (.29)               .12
                                                  ------------------------------------------------
Less distributions from:
 Net investment income ......................            (.59)             (.59)              (.21)
 Net realized gains .........................              --              (.01)                --
                                                  ------------------------------------------------
Total distributions .........................            (.59)             (.60)              (.21)
                                                  ------------------------------------------------
Net asset value, end of year ................     $     11.77       $     11.41        $     12.30
                                                  ================================================

Total return(b) .............................            8.47%            (2.35%)             0.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $   120,639       $    66,158        $    27,988
Ratios to average net assets:
 Expenses ...................................            1.16%             1.17%              1.17%(c)
 Net investment income ......................            4.96%             5.10%              4.86%(c)
Portfolio turnover rate .....................            9.79%            16.63%              9.90%

(a)  Based on average shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d) For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (continued)


                                                                               CLASS C
                                                  -------------------------------------------------------------------
                                                                          YEAR ENDED APRIL 30,
                                                  -------------------------------------------------------------------
                                                    2001           2000           1999           1998          1997
                                                  -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $  11.41       $  12.31       $  12.24       $  11.90       $ 11.82
                                                  -------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)....................          .58            .59            .60            .63           .66
 Net realized and unrealized gains (losses) .          .36           (.89)           .07            .33           .06
                                                  -------------------------------------------------------------------
Total from investment operations ............          .94           (.30)           .67            .96           .72
                                                  -------------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.58)          (.59)          (.60)          (.62)         (.64)
 Net realized gains .........................           --           (.01)            --             --            --
                                                  -------------------------------------------------------------------
Total distributions .........................         (.58)          (.60)          (.60)          (.62)         (.64)
                                                  -------------------------------------------------------------------
Net asset value, end of year ................     $  11.77       $  11.41       $  12.31       $  12.24       $ 11.90
                                                  ===================================================================

Total return(b)..............................         8.46%         (2.43%)         5.58%          8.22%         6.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $242,255       $200,120       $212,474       $135,195       $71,944
Ratios to average net assets:
 Expenses ...................................         1.16%          1.17%          1.17%          1.17%         1.16%
 Net investment income ......................         4.97%          5.07%          4.83%          5.12%         5.42%
Portfolio turnover rate .....................         9.79%         16.63%          9.90%         14.54%        16.43%


(a) Based on average shares outstanding effective year ended April 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 97.6%
     BONDS 93.8%
     ALABAMA .9%
     Alabama HFA, SFMR, Series D-2, GNMA Secured, 5.75%, 10/01/23 ...............................    $ 3,805,000    $    3,837,571
     Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.125%, 6/01/28 ...      7,000,000         6,604,080
     Courtland IDB,
         PCR, Champion International Corp. Project, Refunding, 6.15%, 6/01/19 ...................      5,000,000         5,007,200
         Solid Waste Disposal Revenue, Champion International Corp. Project, Refunding,
           6.00%, 8/01/29 .......................................................................     12,000,000        11,495,760
     Courtland IDBR,
         Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 .....................     12,000,000        12,596,400
         Solid Waste Disposal Revenue, Champion International Corp. Project, Refunding, Series A,
           6.70%, 11/01/29 ......................................................................      4,000,000         4,115,320
     Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
       5.45%, 9/01/14 ...........................................................................      1,445,000         1,321,785
     Jefferson County Sewer Revenue, Capital Improvement wts., Series A, FGIC Insured,
       5.375%, 2/01/36 ..........................................................................      9,700,000         9,482,720
     Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding, Series C,
       5.375%, 6/01/28 ..........................................................................      3,750,000         3,597,638
     University of Alabama, University Revenues Hospital, Series A, MBIA Insured,
       5.875%, 9/01/31 ..........................................................................      5,000,000         5,181,700
                                                                                                                     --------------
                                                                                                                        63,240,174
                                                                                                                     --------------
     ALASKA 1.0%
     Alaska Industrial Development and Export Authority, Revolving Fund, Series A, 7.95%, 4/01/10      1,775,000         1,816,393
     Alaska State HFC Revenue, Refunding, Series A, MBIA Insured,
         6.00%, 12/01/15 ........................................................................      2,695,000         2,821,180
         6.10%, 12/01/37 ........................................................................     29,000,000        29,628,140
     Alaska State HFC,
         Collateralized Home Mortgage, Series A-1, 6.75%, 12/01/32 ..............................      1,685,000         1,731,809
         Series A, Pre-Refunded, 6.60%, 12/01/23 ................................................      8,000,000         8,509,440
         Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25 ...............................     15,420,000        16,089,845
     Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project,
         Pre-Refunded, 6.75%, 12/01/08 ..........................................................      3,500,000         3,747,695
         Refunding, ETM, 6.50%, 12/01/02 ........................................................      1,725,000         1,757,982
                                                                                                                     --------------
                                                                                                                        66,102,484
                                                                                                                     --------------
     ARIZONA 1.0%
     Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ...................................      3,340,000         2,526,209
     Maricopa County IDA,
         Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A,
           5.00%, 7/01/16 .......................................................................     23,000,000        19,384,630
         Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .......................     20,000,000        19,276,600
     Mesa IDAR, Discovery Health System, Series A, MBIA Insured, 5.75%, 1/01/25 .................     22,500,000        23,238,900
     Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A, FSA Insured,
       5.00%, 7/01/25 ...........................................................................      6,000,000         5,708,880
                                                                                                                     --------------
                                                                                                                        70,135,219
                                                                                                                     --------------
     ARKANSAS 1.5%
     Arkansas GO, Waste Disposal and Pollution, Refunding, Series B, 6.25%, 7/01/20 .............        130,000           132,183
     Arkansas State Development Finance Authority HMR, Series B-1, GNMA Secured, 5.80%, 1/01/23 .        435,000           440,033
     Arkansas State Development Finance Authority Revenue, White River Medical Center Project,
       5.60%, 6/01/24 ...........................................................................      1,200,000         1,097,364
     Arkansas State Development Finance Authority SFMR, MBS Program,
         Series B, 6.10%, 1/01/29 ...............................................................        860,000           875,162
         Series D, 6.85%, 1/01/27 ...............................................................         80,000            84,038
     Arkansas State Development Finance Authority Wastewater System Revenue, Revolving Loan Fund,
       Series A, 5.85%, 12/01/19 ................................................................      1,000,000         1,032,730

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     ARKANSAS (CONT.)
     Arkansas State Student Loan Authority Revenue, Refunding, Sub Series B,
         6.25%, 6/01/10 .......................................................................    $   500,000    $      524,730
         5.60%, 6/01/14 .......................................................................        325,000           329,287
     Blytheville Solid Waste Recycling and Sewage Treatment Revenue, Nucor Corp. Project,
       6.375%, 1/01/23 ........................................................................        100,000           103,224
     Camden Environmental Improvement Revenue, International Paper Co. Project, Series A,
       7.625%, 11/01/18 .......................................................................        250,000           267,765
     Desha County Residential Housing Facilities Board SFMR, Refunding, 7.50%, 4/01/11 ........      1,275,000         1,325,605
     Fort Smith Water and Sewer Revenue, Refunding and Construction, MBIA Insured,
       6.00%, 10/01/12 ........................................................................        130,000           136,547
     Fouke School District No. 15 GO, Refunding and Construction, MBIA Insured, Pre-Refunded,
       6.60%, 4/01/19 .........................................................................        130,000           140,421
     Greenland School District No. 95, Washington County, Refunding and Construction, MBIA
       Insured, 6.50%, 5/01/13 ................................................................        115,000           116,404
     Jefferson County PCR,
         Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 ......................      1,865,000         1,899,670
         Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ............................      7,900,000         7,642,855
     Jonesboro City Water and Light Plant Public Utilities System Revenue, Refunding, AMBAC
       Insured, 5.25%, 12/01/13 ...............................................................        200,000           202,102
     Little River County Revenue, Georgia-Pacific Corp. Project, Refunding, 5.60%, 10/01/26 ...     13,150,000        12,099,184
     Little Rock GO, Capital Improvement, Refunding, 6.30%, 2/01/09 ...........................        140,000           140,266
     Little Rock Municipal Airport Revenue, Refunding, MBIA Insured, 6.00%, 11/01/14 ..........        130,000           132,977
     Pine Bluff Environmental Improvement Revenue, International Paper Co. Project, Series B,
       5.55%, 11/01/22 ........................................................................        500,000           463,940
     Pope County PCR,
         Arkansas Power and Light Co. Project, Refunding, 6.30%, 11/01/20 .....................     60,500,000        60,499,395
         Power and Light Co. Project, Refunding, 6.30%, 12/01/16 ..............................      2,600,000         2,672,410
     Pulaski County Health Facilities Board Revenue,
         Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ...............................      1,500,000         1,376,220
         Nazareth Sisters of Charity, St. Vincent's Infirmary, Refunding, MBIA Insured, ETM,
           6.05%, 11/01/09 ....................................................................        125,000           139,863
     Pulaski County Public Facilities Board MFR, South Oaks Apartments, Refunding, Series A,
       GNMA Secured, 6.50%, 10/20/29 ..........................................................        600,000           625,104
     Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 9/01/19 ............        700,000           734,804
     Saline County Retirement Housing and Healthcare Facilities Board Revenue, Refunding,
       AMBAC Insured, 5.80%, 6/01/11 ..........................................................        195,000           206,618
     University of Central Arkansas Academic Facilities Revenue,
           Series B, AMBAC Insured, 5.875%, 4/01/16 ...........................................        250,000           264,883
           Series C, AMBAC Insured, 6.00%, 4/01/21 ............................................      1,000,000         1,057,780
     University of Central Arkansas Athletic Facilities Revenue, Series C, AMBAC Insured,
           6.00%, 4/01/21 .....................................................................      1,000,000         1,057,780
           6.125%, 4/01/26 ....................................................................      1,200,000         1,272,972
     University of Central Arkansas Housing System Revenue, Refunding, Series A, AMBAC Insured,
       6.00%, 4/01/21 .........................................................................      1,000,000         1,057,780
                                                                                                                  --------------
                                                                                                                     100,152,096
                                                                                                                  --------------
     CALIFORNIA 3.8%
     Alhambra COP, Clubhouse Facility Project, 11.25%,
           1/01/08 ............................................................................        410,000           414,625
           1/01/09 ............................................................................        455,000           460,132
           1/01/10 ............................................................................        500,000           505,640
     Burbank RDA, Tax Allocation, Refunding, Series A, 6.25%, 12/01/24 ........................      5,070,000         5,221,796
     California Educational Facilities Authority Revenue,
           National University, Connie Lee Insured, 6.00%, 5/01/09 ............................      3,580,000         3,827,987
           Pooled College and University Projects, Series B, 6.00%, 12/01/20 ..................      6,025,000         6,129,293

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     CALIFORNIA (CONT.)
     California Health Facilities Financing Authority Revenue, St. Francis Medical Center,
       Refunding, Series H, AMBAC Insured, 6.30%, 10/01/15 ........................................    $ 2,800,000    $  3,043,152
     California State GO,
       5.90%, 5/01/08 .............................................................................        235,000         249,803
       6.00%, 5/01/18 .............................................................................        535,000         567,854
       6.00%, 5/01/20 .............................................................................        850,000         904,664
       5.90%, 4/01/23 .............................................................................      1,200,000       1,254,456
       Veterans Bonds, Series BD, BE, and BF, 6.55%, 2/01/25 ......................................      7,840,000       7,872,771
     Chino USD, COP, Refunding, FSA Insured, 5.90%, 9/01/15 .......................................      8,240,000       8,784,087
     Commerce Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%, 7/01/10 ..........        970,000       1,072,568
     Foothill/Eastern Corridor Agency Toll Road Revenue,
       Refunding, MBIA Insured, 5.75%, 1/15/40 ....................................................     20,000,000      19,483,800
       senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 ........................................     59,240,000      66,576,874
     Forty-Niner Shops Inc. Auxiliary Organization, California State Long Beach Project,
       Pre-Refunded, 6.875%,
       4/01/07 ....................................................................................      1,090,000       1,148,043
       4/01/12 ....................................................................................      1,565,000       1,648,336
     Los Angeles CRDA, Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%, 1/01/27 ........      3,180,000       3,335,566
     Los Angeles Regional Airports Improvement Corp. Lease Revenue,
       Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ....................     18,500,000      18,316,295
       United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ........................      8,400,000       8,706,852
     Metropolitan Water District Revenue, Southern California Waterworks, Series A, 5.00%,
       7/01/26 ....................................................................................     26,420,000      25,007,851
     Pomona PFA, Revenue, Series Q, MBIA Insured, 5.90%, 12/01/25 .................................      4,000,000       4,224,720
     San Francisco City and County RDA, Lease Revenue, George R. Moscone Center, FSA Insured,
       6.75%, 7/01/24 .............................................................................      7,075,000       7,765,025
     San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue,
       Redevelopment Projects, Pre-Refunded, 6.50%, 8/01/22 .......................................     12,680,000      14,097,117
     San Francisco City and County Sewer Revenue, Series A, FGIC Insured, 5.90%, 10/01/20 .........     10,380,000      10,882,392
     San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
       5.00%, 1/01/33 .............................................................................      5,000,000       4,455,800
       Pre-Refunded, 7.00%, 1/01/30 ...............................................................     16,785,000      18,089,195
     University of California Revenues, Research Facilities, Series B, Pre-Refunded, 6.55%, 9/01/24     11,780,000      12,840,318
     Windsor RDAR, Tax Allocation, Windsor Project, 7.00%, 9/01/24 ................................      2,405,000       2,537,443
                                                                                                                    --------------
                                                                                                                       259,424,455
                                                                                                                    --------------
     COLORADO 3.8%
     Colorado Health Facilities Authority Revenue,
       Catholic Health Initiatives, Series A, 5.00%, 12/01/28 .....................................      3,035,000       2,784,552
       Kaiser Permanente, Series A, 5.35%, 11/01/16 ...............................................     13,250,000      12,589,488
       Kaiser Permanente, Series B, 5.35%, 8/01/15 ................................................     20,200,000      19,745,702
     Colorado HFA, GO, Series A, Pre-Refunded, 7.50%, 5/01/29 .....................................      1,205,000       1,229,100
     Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A,
       MBIA Insured,  5.00%, 9/01/21 ..............................................................     12,715,000      12,366,228
     Denver City and County Airport Revenue,
       Refunding, Series E, MBIA Insured, 5.25%, 11/15/23 .........................................     43,000,000      42,495,180
       Series A, 8.875%, 11/15/12 .................................................................     12,130,000      12,646,374
       Series A, 7.50%, 11/15/23 ..................................................................     13,590,000      14,905,920
       Series A, 8.00%, 11/15/25 ..................................................................      1,480,000       1,504,997

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     COLORADO (CONT.)
     Denver City and County Airport Revenue, (cont.)
       Series A, Pre-Refunded, 7.50%, 11/15/12 .................................................     $11,200,000    $   12,114,032
       Series A, Pre-Refunded, 8.875%, 11/15/12 ................................................       4,515,000         4,736,145
       Series A, Pre-Refunded, 7.50%, 11/15/23 .................................................       2,930,000         3,336,538
       Series A, Pre-Refunded, 7.25%, 11/15/25 .................................................      24,525,000        26,435,743
       Series A, Pre-Refunded, 8.00%, 11/15/25 .................................................         520,000           532,860
       Series B, 7.25%, 11/15/23 ...............................................................       2,120,000         2,238,508
       Series B, Pre-Refunded, 7.25%, 11/15/23 .................................................         530,000           570,042
       Series D, 7.75%, 11/15/21 ...............................................................       8,950,000         9,273,274
       Series D, 7.00%, 11/15/25 ...............................................................       7,835,000         7,926,591
       Series D, Pre-Refunded, 7.75%, 11/15/21 .................................................       2,510,000         2,618,809
       Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
         Series A, 6.875%, 10/01/32 ............................................................      47,980,000        47,038,632
     Littleton MFHR, Riverpointe I, Refunding, Series A, FSA Insured, 5.95%, 4/01/29 ...........      11,400,000        11,743,368
     University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured, 5.00%, 11/15/29      11,000,000        10,378,390
                                                                                                                    --------------
                                                                                                                       259,210,473
                                                                                                                    --------------
     CONNECTICUT
     Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
       5.80%, 8/20/39 ..........................................................................       2,790,000         2,855,035
                                                                                                                    --------------

     DELAWARE
     Delaware State EDA Revenue, Water Development, Wilmington, Refunding, Series B,
       6.45%, 12/01/07 .........................................................................       1,160,000         1,298,713
     Delaware State Housing Authority MFMR, Refunding, Series D, 6.75%, 7/01/06 ................       2,000,000         2,144,180
                                                                                                                    --------------
                                                                                                                         3,442,893
                                                                                                                    --------------
     FLORIDA 1.5%
     Bay County Resource Recovery Revenue,
       Series A, MBIA Insured, Pre-Refunded, 6.50%, 7/01/07 ....................................       2,100,000         2,216,256
       Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/07 ....................................      11,020,000        11,630,067
     Callaway/Bay County Wastewater Systems Revenue, Series A, FGIC Insured, 6.00%, 9/01/26 ....         695,000           730,619
     Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Refunding,
       Series A-2, AMBAC Insured, 5.75%, 11/15/29 ..............................................      10,000,000        10,340,700
     Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
       5.75%, 6/01/22 ..........................................................................      10,000,000        10,426,700
       6.00%, 6/01/23 ..........................................................................      17,500,000        19,349,050
     Florida State Board of Education Capital Outlay, Public Education, Refunding, Series 1992,
       6.40%, 6/01/19 ..........................................................................      22,475,000        23,171,051
     Palm Beach County School Board COP, Series A, FGIC Insured, 6.00%, 8/01/23 ................       5,100,000         5,437,110
     St. Augustine Water and Sewer Revenue, Refunding, Series A, MBIA Insured, 6.20%,
       10/01/01 ................................................................................         890,000           901,178
       10/01/02 ................................................................................         940,000           977,779
       10/01/03 ................................................................................       1,005,000         1,066,466
       10/01/04 ................................................................................       1,065,000         1,150,253
       10/01/05 ................................................................................       1,130,000         1,238,186
       10/01/06 ................................................................................       1,200,000         1,328,988
       10/01/07 ................................................................................       1,275,000         1,402,220
       10/01/08 ................................................................................       1,355,000         1,482,709
       10/01/12 ................................................................................       6,300,000         6,822,144
                                                                                                                    --------------
                                                                                                                        99,671,476
                                                                                                                    --------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     GEORGIA 1.4%
     Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 ...       $18,295,000    $   18,514,357
     Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle,
       1st Series, 5.40%, 5/01/34 ............................................................        15,705,000        15,234,792
       Refunding, 2nd Series, AMBAC Insured, 5.25%, 5/01/34 ..................................        10,000,000         9,665,600

     De Kalb County Water and Sewer Revenue, 5.25%, 10/01/25 .................................        12,000,000        11,820,840
     Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc.
       Project, Refunding,
       6.85%, 11/01/07 .......................................................................         3,400,000         3,533,654
       6.95%, 11/01/12 .......................................................................         5,500,000         5,707,900
     Georgia Municipal Electric Authority Power Revenue,
       Series B, 6.375%, 1/01/16 .............................................................        14,000,000        14,603,400
       Series EE, 6.40%, 1/01/23 .............................................................         6,325,000         6,754,910
     Georgia State HFAR, Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ........         2,605,000         2,697,009
     Monroe County Development Authority PCR, Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19         4,300,000         4,438,589
                                                                                                                    --------------
                                                                                                                        92,971,051
                                                                                                                    --------------
     HAWAII 1.5%
     Hawaii State Airports System Revenue,
       FGIC Insured, 7.00%, 7/01/20 ..........................................................           940,000           961,836
       FGIC Insured, Pre-Refunded, 7.00%, 7/01/20 ............................................            60,000            61,547
       Refunding, Third Series 1994, AMBAC Insured, 5.75%, 7/01/09 ...........................           300,000           314,583
       Second Series, 7.00%, 7/01/07 .........................................................        12,000,000        12,292,080
       Second Series, 6.90%, 7/01/12 .........................................................           500,000           586,555
       Second Series, MBIA Insured, 6.75%, 7/01/21 ...........................................           170,000           173,769
       Second Series, MBIA Insured, Pre-Refunded, 6.75%, 7/01/21 .............................            30,000            30,762
       Second Series 1991, 7.00%, 7/01/18 ....................................................         4,350,000         4,450,746
       Second Series 1992, MBIA Insured, 6.90%, 7/01/12 ......................................           400,000           471,136
     Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
       Hawaiian Electric Co., Series A, MBIA Insured, 6.60%, 1/01/25 .........................         1,950,000         2,065,284
       Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 .................         3,425,000         3,558,233
       Kaiser Permanente, Refunding, Series A, 6.25%, 3/01/21 ................................         1,000,000         1,007,600
       Kapiolani Health Care System, Refunding, 6.40%, 7/01/13 ...............................           600,000           616,422
       Kapiolani Health Care System, Refunding, 6.00%, 7/01/19 ...............................         2,725,000         2,732,685
       St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ...................         1,100,000         1,137,422
       Wahiawa General Hospital Project, 7.50%, 7/01/12 ......................................           885,000           802,943
     Hawaii State Department of Budget and Finance Special Purpose Revenue,
       6.00%, 7/01/11 ........................................................................         1,000,000         1,019,700
       6.20%, 7/01/16 ........................................................................         2,000,000         2,044,980
       Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 ...............           500,000           513,645
       Kaiser Permanente, Series A, 5.15%, 3/01/15 ...........................................         4,000,000         3,876,640
       Kapiolani Health Obligation, 6.25%, 7/01/21 ...........................................         7,350,000         7,472,084
       Queens Health System, Refunding, Series A, 6.05%, 7/01/16 .............................         1,000,000         1,024,970
       Queens Health System, Refunding, Series A, 6.00%, 7/01/20 .............................           120,000           122,011
       Queens Health System, Refunding, Series A, 5.75%, 7/01/26 .............................         7,000,000         6,871,620
       Wilcox Memorial Hospital Projects, 5.25%, 7/01/13 .....................................           600,000           531,540
       Wilcox Memorial Hospital Projects, 5.35%, 7/01/18 .....................................         2,040,000         1,738,488
       Wilcox Memorial Hospital Projects, 5.50%, 7/01/28 .....................................         2,410,000         1,994,685

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     HAWAII (CONT.)
     Hawaii State Department of Transportation Special Facilities Revenue, Matson Terminals Inc.,
       Refunding, 5.75%, 3/01/13 ................................................................    $    75,000    $       75,504
     Hawaii State GO,
       Series BW, 6.375%, 3/01/11 ...............................................................        100,000           113,645
       Series CA, 6.00%, 1/01/09 ................................................................        100,000           109,487
       Series CT, FSA Insured, 5.875%, 9/01/19 ..................................................      5,000,000         5,313,700
     Hawaii State Harbor Capital Improvement Revenue,
       Refunding, Series 1994, FGIC Insured, 6.25%, 7/01/15 .....................................      1,000,000         1,055,570
       Refunding, Series 1994, FGIC Insured, 6.375%, 7/01/24 ....................................        500,000           522,805
       Series 1992, FGIC Insured, 6.50%, 7/01/19 ................................................        200,000           207,242
     Hawaii State Housing Finance and Development Corp. Revenue, Affordable Rental Housing
       Program, Series A,
       6.00%, 7/01/15 ...........................................................................      1,000,000         1,042,170
       6.05%, 7/01/22 ...........................................................................        750,000           771,638
       6.10%, 7/01/30 ...........................................................................        235,000           239,561
     Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue,
       Series A, 7.10%, 7/01/24 .................................................................      3,805,000         3,887,112
       Series A, 6.00%, 7/01/26 .................................................................        250,000           253,513
       Series A, FNMA Insured, 5.75%, 7/01/30 ...................................................      2,500,000         2,512,700
       Series B, 7.00%, 7/01/31 .................................................................      7,380,000         7,544,057
     Hawaii State SFMR, HFC,
       Series A, 7.00%, 7/01/11 .................................................................        230,000           235,166
       Series B, 6.90%, 7/01/16 .................................................................        230,000           235,127
     Honolulu City and County GO,
       Refunding, Series 1992, 6.00%, 12/01/14 ..................................................        150,000           166,215
       Series C, FGIC Insured, 5.00%, 7/01/20 ...................................................      6,250,000         5,982,125
     Honolulu City and County MFHR, Waipahu Towers Project, Series A,
       6.90%, 6/20/35 ...........................................................................      1,205,000         1,273,806
     Honolulu City and County Wastewater System Revenue, 2nd Bond Resolution,
       Junior Series, FGIC Insured, 5.00%, 7/01/23 ..............................................     10,000,000         9,412,100
     Honolulu City and County Water Supply Board Water System Revenue, 5.80%, 7/01/21 ...........      1,785,000         1,841,585
     Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 ........................        220,000           242,664
     Maui County GO,
       6.05%, 9/01/07 ...........................................................................         30,000            30,359
       6.10%, 9/01/08 ...........................................................................        170,000           171,987
                                                                                                                    --------------
                                                                                                                       101,713,804
                                                                                                                    --------------
     IDAHO .6%
     Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 ........................      1,845,000         1,920,147
     Idaho Housing Agency SFMR, Senior Bond, Series B-1, FGIC Insured,
       7.85%, 7/01/09 ...........................................................................        315,000           315,491
       7.90%, 1/01/21 ...........................................................................        495,000           495,772
     Power County Industrial Development Corp. Solid Waste Disposal Revenue, FMC Corp. Project,
       6.45%, 8/01/32 ...........................................................................     33,750,000        33,610,613
     Power County PCR, FMC Corp. Project, Refunding, 5.625%, 10/01/14 ...........................      2,200,000         2,152,304
                                                                                                                    --------------
                                                                                                                        38,494,327
                                                                                                                    --------------

28

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     ILLINOIS 6.1%
     Bryant PCR, Central Illinois Light Co. Project, Refunding,
       Series A, 6.50%, 2/01/18 ............................................................         $ 7,200,000    $    7,310,808
       Series C, 6.50%, 1/01/10 ............................................................           5,000,000         5,167,250
     Chicago Board of Education GO, Chicago School Reform, MBIA Insured, 6.00%, 12/01/16 ...           9,700,000        10,362,898
     Chicago COP, AMBAC Insured, 7.75%, 7/15/11 ............................................          17,500,000        20,376,650
     Chicago Gas Supply Revenue, The Peoples Gas Light, Refunding, Series A, 6.10%, 6/01/25           12,000,000        12,385,800
     Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured, 5.75%, 1/01/23 .....           8,955,000         9,469,733
     Chicago O'Hare International Airport Special Facilities Revenue, American Airlines Inc.
       Project, 8.20%, 12/01/24 ............................................................          11,720,000        12,955,522
     Chicago Sales Tax Revenue, FGIC Insured, 5.375%, 1/01/27 ..............................           3,060,000         3,028,237
     Chicago SFMR, Collateralized, Series A, GNMA Secured, 7.25%, 9/01/28 ..................           2,640,000         2,874,115
     Cook County GO, Capital Improvement, Refunding, FGIC Insured, 5.90%, 12/01/14 .........          10,000,000        10,603,500
     Cook County Tinley Park School District No.140, Refunding, Series A, AMBAC Insured,
       6.00%, 12/01/15 .....................................................................           8,750,000         9,383,500
     Illinois Development Finance Authority Hospital Revenue,
       Adventist Health System, Sunbelt Obligation, 5.65%, 11/15/24 ........................           6,030,000         5,405,774
       Adventist Health System, Sunbelt Obligation, 5.50%, 11/15/29 ........................          20,000,000        17,382,600
       Sisters of St. Francis Health Services, Refunding, MBIA Insured, 5.375%, 11/01/27 ...           5,000,000         4,859,050
     Illinois Development Finance Authority PCR,
       Central Illinois Public Service Co., Refunding, Series A, 6.375%, 1/01/28 ...........          15,200,000        15,542,456
       Commonwealth Edison Co. Project, Refunding, Series 1991, 7.25%, 6/01/11 .............           7,500,000         7,662,975
       Illinois Power Co. Project, Refunding, Series A, 7.375%, 7/01/21 ....................          26,550,000        28,883,745
     Illinois Development Finance Authority Revenue, Provena Health, Series A, MBIA Insured,
       5.50%, 5/15/21 ......................................................................          10,000,000         9,963,700
     Illinois HDA,
       MF Program, Lawndale Redevelopment Project, 7.10%, 12/01/34 .........................          20,000,000        21,573,600
       MF Program, Refunding, Series A, 7.10%, 7/01/26 .....................................          12,915,000        13,415,198
       MF Program, Series 1, 6.625%, 9/01/12 ...............................................          12,000,000        12,475,560
       MF Program, Series 1, 6.75%, 9/01/21 ................................................           7,550,000         7,826,557
       MF Program, Series C, 7.35%, 7/01/11 ................................................           2,265,000         2,315,804
       RMR, Series B, 7.25%, 8/01/17 .......................................................           7,065,000         7,227,919
     Illinois HDA Revenue, Homeowner Mortgage, Series A-1, 6.85%, 8/01/17 ..................           3,540,000         3,736,151
     Illinois Health Facilities Authority Revenue,
       Children's Memorial Hospital, Series A, AMBAC Insured, 5.75%, 8/15/25 ...............           9,120,000         9,383,021
       Edwards Hospital Project, Pre-Refunded, 7.00%, 2/15/22 ..............................           2,000,000         2,098,820
       Loyola University Health Systems, Refunding, Series A, MBIA Insured, 5.625%, 7/01/18            7,090,000         7,216,982
       Loyola University Health Systems, Series A, MBIA Insured, ETM, 5.625%, 7/01/18 ......           2,105,000         2,203,135
       Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 ..................           2,885,000         2,779,669
       Northwestern Medical Facility Foundation, Refunding, MBIA Insured,
         5.125%, 11/15/28 ..................................................................           7,500,000         7,002,750
       South Suburban Hospital, ETM, 7.00%, 2/15/18 ........................................           4,200,000         4,956,042
       South Suburban Hospital, Pre-Refunded, 7.00%, 2/15/18 ...............................           2,800,000         2,938,348
       Victory Health Services, Series A, 5.75%, 8/15/27 ...................................           8,015,000         7,035,166
     Illinois State COP, Department of Central Management, FSA Insured, Pre-Refunded,
       6.875%, 7/01/07 .....................................................................           2,600,000         2,754,934
     Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
       Expansion Project, Refunding, Series A, FGIC Insured, 5.25%, 12/15/28 ...............          38,080,000        36,629,152
       Series A, 6.50%, 6/15/22 ............................................................               5,000             5,264
       Series A, 6.50%, 6/15/27 ............................................................             555,000           583,205
       Series A, FGIC Insured, ETM, 6.50%, 6/15/07 .........................................               5,000             5,360

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     ILLINOIS (CONT.)
     Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
       Convention Center,
       ETM, 5.75%, 7/01/06 .....................................................................     $ 1,645,000    $    1,734,422
       ETM, 7.00%, 7/01/26 .....................................................................      12,000,000        14,640,480
       Pre-Refunded, 6.25%, 7/01/17 ............................................................       3,500,000         3,926,020
     Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 .............       4,350,000         4,551,840
     Regional Transportation Authority Revenue, Series A, AMBAC Insured, Pre-Refunded,
       6.125%, 6/01/22 .........................................................................       3,970,000         4,098,350
     Southwestern Illinois Development Authority IDR, Spectrulite Consortium Inc. Project,
       6.20%, 2/01/05 ..........................................................................       1,825,000         1,887,452
       6.625%, 2/01/10 .........................................................................       3,050,000         3,174,471
     Southwestern Illinois Development Authority Private Activity Revenue, Progressive Recovery
       Glenmark, 8.50%, 8/01/10 ................................................................       2,395,000         2,426,854
     Southwestern Illinois Development Authority Revenue, Anderson Hospital Project, Series A,
       Pre-Refunded, 7.00%, 8/15/22 ............................................................       6,200,000         6,600,334
     Southwestern Illinois Development Authority Solid Waste Disposal Revenue, LaCede Steel Co.
       Project,
       8.375%, 8/01/08 .........................................................................       4,025,000         4,119,749
       8.50%, 8/01/20 ..........................................................................       5,390,000         5,515,318
     Upper River Valley Development Authority Environmental Facilities Revenue, General Electric
       Co. Project, 5.45%, 2/01/23 .............................................................       3,600,000         3,572,496
     Will County Exempt Facilities Revenue, Mobil Oil Refining Corp. Project, 6.00%, 2/01/27 ...       7,130,000         7,299,694
                                                                                                                    --------------
                                                                                                                       411,328,430
                                                                                                                    --------------
     INDIANA 1.8%
     Beech Grove EDR, Westvaco Corp., 8.75%, 7/01/10 ...........................................          50,000            50,338
     Carmel EDR, Cool Creek Association, Refunding, 6.50%, 9/01/15 .............................       1,000,000         1,048,530
     Carmel Industrial RDA, County Option, Income Tax Lease, Rent Revenue, MBIA Insured,
       5.25%, 1/01/18 ..........................................................................       1,090,000         1,082,741
     Eastern Hancock Middle School Building Corp. First Mortgage, Pre-Refunded, 6.00%, 1/15/21 .       1,000,000         1,094,300
     Elkhart County Hospital Authority Revenue, Goshen Hospital Association Inc. Project,
       7.35%, 7/01/12 ..........................................................................       1,750,000         1,812,195
     Elwood Middle School Building Corp. First Mortgage, Refunding, 7.30%, 1/01/08 .............         500,000           510,710
     Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize-Products Co.,
       Project A, 8.00%, 12/01/24 ..............................................................      20,000,000        20,419,800
     Hammond Multi-School Building Corp. First Mortgage, Refunding, Series A, 6.20%, 7/10/15 ...       1,500,000         1,554,000
     Indiana Bond Bank Special Program, Series B, 6.20%, 2/01/23 ...............................       3,500,000         3,590,370
     Indiana Health Facility Financing Authority Hospital Revenue,
       Jackson County Schneck Memorial Hospital, Pre-Refunded, 7.50%, 2/15/22 ..................       1,835,000         1,931,227
       Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 .....................       1,200,000           979,104
       Methodist Hospital Inc., 6.75%, 9/15/09 .................................................       1,280,000         1,330,650
       Sisters of St. Francis Health, Series A, MBIA Insured, 5.00%, 11/01/29 ..................       1,000,000           905,850
       St. Anthony's Medical Center/Home Inc., Series A, Pre-Refunded, 7.00%, 10/01/17 .........       1,000,000         1,053,710
     Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project,
       Refunding, 5.625%, 5/15/28 ..............................................................       1,750,000         1,357,353
     Indiana State Development Financing Authority Environmental Revenue, 6.25%, 7/15/30 .......       2,000,000         1,885,040
     Indiana State Educational Facilities Authority Revenue,
       DePauw University Project, Refunding, 5.30%, 7/01/16 ....................................         600,000           602,550
       Manchester College Project, 6.85%, 10/01/18 .............................................       3,240,000         3,324,596
       Valparaiso University, AMBAC Insured, 5.125%, 10/01/23 ..................................       2,015,000         1,933,272

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     INDIANA (CONT.)
     Indiana State HFA, SFMR,
       GNMA Secured, 6.10%, 7/01/22 .............................................................    $   865,000    $      884,419
       Refunding, Series A, 6.75%, 1/01/10 ......................................................      2,940,000         3,048,192
       Refunding, Series A, 6.80%, 1/01/17 ......................................................     12,835,000        13,249,699
     Indiana State Office Building Commission Correctional Facilities Program Revenue,
       Pre-Refunded, 6.375%, 7/01/16 ............................................................      1,000,000         1,037,640
     Indiana Transportation Finance Authority Highway Revenue, 5.375%, 12/01/25 .................     15,000,000        14,827,950
     Indianapolis Airport Authority, Indianapolis International Airport Revenue, 6.50%, 11/15/31       1,460,000         1,378,912
     Indianapolis Local Public Improvement Bond, Series D, 6.75%, 2/01/20 .......................     15,375,000        16,115,614
     Jasper County EDR, Georgia-Pacific Corp. Project,
       5.625%, 12/01/27 .........................................................................      3,500,000         3,114,720
       Refunding, 6.70%, 4/01/29 ................................................................      3,000,000         3,065,070
     Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured,
       7.10%, 7/01/17 ...........................................................................        500,000           512,040
     Lake Central Industrial Multi-School Building Corp. First Mortgage, Refunding, MBIA Insured,
       6.50%, 1/15/14 ...........................................................................      2,100,000         2,193,975
     Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG Insured,
       8.00%, 1/01/14 ...........................................................................         95,000            95,390
     Marion County Convention and Recreational Facilities Authority Excise Tax Revenue, Lease
       Rental, Series A, AMBAC Insured, 7.00%, 6/01/21 ..........................................        250,000           255,455
     Muncies Edit Building Corp. First Mortgage, Series A, AMBAC Insured, 6.60%, 12/01/17 .......      4,000,000         4,283,400
     New Albany Floyd County School Building Corp. Revenue, First Mortgage, MBIA Insured,
       5.375%, 1/15/18 ..........................................................................      1,500,000         1,509,060
     New Prairie Unified School Building Corp. Revenue, First Mortgage, Refunding, FSA Insured,
       5.80%, 7/05/11 ...........................................................................      1,520,000         1,599,815
     Penn-Harris-Madison Multi-School Building Corp. First Mortgage, FSA Insured, Pre-Refunded,
       5.90%, 7/15/14 ...........................................................................      1,000,000         1,103,240
     Rochester Community Multi-School Building Corp. Revenue, First Mortgage, AMBAC Insured,
       5.20%, 1/15/18 ...........................................................................      1,000,000           987,840
     Sullivan Industrial PCR, Hoosier Energy, Merom Project, Refunding, 7.10%, 4/01/19 ..........        750,000           766,950
     Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ......      6,000,000         6,093,480
                                                                                                                    --------------
                                                                                                                       122,589,197
                                                                                                                    --------------
     IOWA .1%
     Iowa Finance Authority Mortgage Revenue, Abbey Health Care, Series A, GNMA Secured,
       5.90%, 5/20/20 ...........................................................................        500,000           519,800
       6.10%, 5/20/31 ...........................................................................      5,305,000         5,555,873
                                                                                                                    --------------
                                                                                                                         6,075,673
                                                                                                                    --------------
     KANSAS .1%
     Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
       Hospital, Series Z, Asset Guaranteed, 5.25%, 12/15/23 ....................................      2,500,000         2,422,650
     Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A,
       5.70%, 11/15/18 ..........................................................................      1,875,000         1,567,894
       5.75%, 11/15/24 ..........................................................................      1,500,000         1,221,705
                                                                                                                    --------------
                                                                                                                         5,212,249
                                                                                                                    --------------
     KENTUCKY 1.7%
     Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ...........................      3,900,000         4,044,378
     Henderson County Solid Waste Disposal Revenue, MacMillan Bloedel Project, 7.00%, 3/01/25 ...     10,000,000        10,390,100
     Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 ........      4,850,000         5,058,793
     Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
       Series A, 7.50%, 2/01/20 .................................................................     10,000,000        10,321,400
       Series A, 7.125%, 2/01/21 ................................................................      9,330,000         9,604,769
       Series B, 7.25%, 2/01/22 .................................................................      3,350,000         3,451,907

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     KENTUCKY (CONT.)
     Kentucky Development Finance Authority Hospital Revenue, Claire Medical Center Project,
       Pre-Refunded, 7.125%, 9/01/21 .............................................................    $   700,000    $      722,799
     Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
       Regional Health Center Facility, Refunding and Improvement,
       5.80%, 10/01/12 ...........................................................................      1,000,000           793,330
       5.85%, 10/01/17 ...........................................................................      5,615,000         4,155,044
     Kentucky HFC Revenue, Series B, 6.625%, 7/01/14 .............................................      4,910,000         5,073,699
     Mount Sterling Lease Revenue, Kentucky League Cities, Series A,
       6.10%, 3/01/08 ............................................................................     20,375,000        21,425,535
       6.20%, 3/01/18 ............................................................................     11,765,000        12,271,130
     Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing Trust,
       Series A, 6.50%, 3/01/19 ..................................................................     27,160,000        28,260,252
                                                                                                                     --------------
                                                                                                                        115,573,136
                                                                                                                     --------------
     LOUISIANA 1.2%
     Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 .....................      2,000,000         2,068,320
     Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%, 10/01/12     14,285,000        14,649,696
     Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
       Hospital Project, Series A, FSA Insured,
         6.375%, 12/01/12 ........................................................................      4,310,000         4,817,890
         6.50%, 12/01/18 .........................................................................      5,530,000         6,248,458
         6.65%, 12/01/21 .........................................................................      3,145,000         3,305,364
     Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding,
       Series A, 7.75%, 6/01/12 ..................................................................      1,240,000         1,277,932
       Series B, 6.375%, 11/01/02 ................................................................         80,000            81,796
       Series B, 6.875%, 11/01/12 ................................................................        355,000           370,634
     De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
       7.70%, 11/01/18 ...........................................................................      2,500,000         2,683,500
     East Baton Rouge Mortgage Finance Authority, SFM Purchase,
       Series A, 6.80%, 10/01/28 .................................................................      4,845,000         5,050,961
       Series C, 7.00%, 4/01/32 ..................................................................      1,230,000         1,266,949
       Series D, 7.10%, 4/01/32 ..................................................................        840,000           865,519
     Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2, GNMA Secured,
       5.55%, 6/01/32 ............................................................................      3,000,000         2,939,370
     Louisiana HFA, Mortgage Revenue, Refunding, 7.375%, 9/01/13 .................................        285,000           289,854
     Louisiana Public Facilities Authority Revenue, Alton Ochsner Medical Foundation Project,
       Refunding, Series B, MBIA Insured, 6.50%, 5/15/22 .........................................      3,500,000         3,636,675
     New Orleans GO, Refunding, AMBAC Insured,
       6.125%, 10/01/16 ..........................................................................     10,275,000        10,889,137
       6.20%, 10/01/21 ...........................................................................      8,050,000         8,485,908
     Office Facility Corp. Capital Facilities Bonds Revenue, 7.75%, 12/01/10 .....................      3,400,000         3,554,326
     Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
       Pre-Refunded, 7.50%, 7/01/21 ..............................................................      4,000,000         4,106,640
     Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ......      2,200,000         2,233,132
     West Feliciana Parish PCR, Gulf State Utility Co. Project,
       7.70%, 12/01/14 ...........................................................................      2,000,000         2,083,280
       7.00%, 11/01/15 ...........................................................................      3,050,000         3,140,829
                                                                                                                     --------------
                                                                                                                         84,046,170
                                                                                                                     --------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     MAINE 1.0%
     Bucksport Solid Waste Disposal Revenue, Champion International Corp. Project, 6.25%, 5/01/10     $ 5,000,000    $    5,127,150
     Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding, Series B,
       6.20%, 9/01/19 ............................................................................      8,000,000         7,930,000
     Maine Financial Authority Solid Waste Recycling Facilities Revenue, Great Northern Paper
       Co., Bowater Project, 7.75%, 10/01/22 .....................................................     29,300,000        30,650,730
     Maine State Health and Higher Educational Facilities Authority Revenue, Series B, FSA
       Insured, Pre-Refunded, 7.00%, 7/01/24 .....................................................      2,445,000         2,729,354
     Maine State Housing Authority Mortgage Purchase,
       Series A-5, 6.20%, 11/15/16 ...............................................................      2,500,000         2,576,125
       Series C, 6.55%, 11/15/12 .................................................................      3,700,000         3,834,532
       Series C, 6.65%, 11/15/24 .................................................................      3,500,000         3,624,600
       Series D, 6.45%, 11/15/07 .................................................................      3,540,000         3,655,015
       Series D, 6.70%, 11/15/15 .................................................................      5,800,000         6,149,682
     Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ........................      4,800,000         4,878,096
                                                                                                                     --------------
                                                                                                                         71,155,284
                                                                                                                     --------------
     MARYLAND 1.6%
     Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
       Improvement, FSA Insured, 6.00%, 9/01/21 ..................................................     10,110,000        10,618,331
       Series A, Pre-Refunded, 8.25%, 9/01/21 ....................................................     43,225,000        44,792,339
     Maryland State CDA,
       Department of Housing and Community Development, MFHR, Series G, Mortgage Insured,
         6.55%, 5/15/19 ..........................................................................      5,210,000         5,369,530
     Department of Housing and Community Development Revenue, SF Program, 3rd Series,
        7.25%, 4/01/27 ...........................................................................        930,000           950,795
     Montgomery County Housing Opportunities Commission SFMR, Refunding, Series B, 6.625%, 7/01/28      6,500,000         6,678,620
     Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project, Series A,
       Sub Series 1, 8.25%, 9/01/21 ..............................................................     20,125,000        20,669,180
       Sub Series 1, Pre-Refunded, 8.25%, 9/01/21 ................................................     10,930,000        11,326,322
       Sub Series 2, Pre-Refunded, 8.25%, 9/01/21 ................................................      5,000,000         5,179,600
                                                                                                                     --------------
                                                                                                                        105,584,717
                                                                                                                     --------------
     MASSACHUSETTS 4.7%
     Massachusetts Bay Transportation Authority Revenue, General Transportation System,
       Refunding, Series C, 5.00%, 3/01/24 .......................................................     14,675,000        13,835,590
       Series A, FGIC Insured, 5.00%, 3/01/23 ....................................................      4,700,000         4,448,785
     Massachusetts Bay Transportation Authority, Special Assessment, Series A, 5.25%, 7/01/30 ....     29,750,000        29,010,713
     Massachusetts State GO,
       Consolidated Loan, Series A, 7.50%, 6/01/04 ...............................................      7,500,000         8,084,775
       Refunding, Series B, ETM, 6.50%, 8/01/08 ..................................................      5,900,000         6,672,723
     Massachusetts State Health and Educational Facilities Authority Revenue,
       Melrose-Wakefield Hospital, Refunding, Series B, ETM, 6.35%, 7/01/06 ......................      1,100,000         1,155,528
       Notre Dame Health Care Center, Series A, 7.875%, 10/01/22 .................................      2,310,000         2,399,397
       Sisters Providence Health System, Series A, Pre-Refunded, 6.50%, 11/15/08 .................      1,000,000         1,093,660
       Sisters Providence Health System, Series A, Pre-Refunded, 6.625%, 11/15/22 ................     12,050,000        13,228,129
     Massachusetts State HFA,
       HDA, Series D, FGIC Insured, 6.875%, 11/15/21 .............................................      5,250,000         5,441,100
       Housing Projects, Refunding, Series A, 6.30%, 10/01/13 ....................................     25,635,000        26,595,543
       Housing Projects, Refunding, Series A, 6.375%, 4/01/21 ....................................     24,750,000        25,413,795

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     MASSACHUSETTS (CONT.)
     Massachusetts State HFA, (cont.)
       Housing Revenue, SF, Series 41, 6.30%, 12/01/14 ....................................          $ 6,080,000    $    6,418,960
       Housing Revenue, SF, Series 41, 6.35%, 6/01/17 .....................................            5,590,000         5,847,028
       Series C, FGIC Insured, 6.90%, 11/15/21 ............................................            9,715,000        10,098,062
       Series D, FGIC Insured, 6.80%, 11/15/12 ............................................              250,000           259,758
     Massachusetts State Industrial Finance Agency Health Care Facilities Revenue, Jewish
       Geriatric Services Inc., Series B, 5.375%, 5/15/17 .................................            1,965,000         1,924,678
       5.50%, 5/15/27 .....................................................................            5,000,000         4,838,750
       Pre-Refunded, 7.00%, 4/01/22 .......................................................            5,000,000         5,349,750
     Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
       5.65%, 10/01/17 ....................................................................            2,295,000         2,322,425
       5.70%, 10/01/27 ....................................................................            7,375,000         7,448,160
     Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project, MBIA
       Insured, 5.75%, 7/01/39 ............................................................           11,750,000        11,824,965
     Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
       Series A, MBIA Insured, 5.00%, 1/01/37 .............................................           77,130,000        70,233,035
       sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ......................           21,350,000        19,852,084
     Massachusetts State Water Pollution Abatement Trust Revenue, Water Revenue Authority
       Program, Refunding, Sub Series A, 5.75%, 8/01/29 ...................................            6,500,000         6,710,990
     Plymouth County COP, Series A, Pre-Refunded, 7.00%, 4/01/12 ..........................           10,000,000        10,699,500
     Route 3 North Transportation Improvement Association Massachusetts Lease Revenue, MBIA
       Insured, 5.375%, 6/15/29 ...........................................................           16,405,000        16,409,757
                                                                                                                    --------------
                                                                                                                       317,617,640
                                                                                                                    --------------
     MICHIGAN 1.3%
     Battle Creek Tax Increment Finance Authority, Pre-Refunded, 7.40%, 5/01/16 ...........            2,000,000         2,242,560
     Belding Area Schools GO, FGIC Insured,
       6.10%, 5/01/26 .....................................................................              810,000           853,076
       Pre-Refunded, 6.10%, 5/01/26 .......................................................            2,995,000         3,306,061
     Detroit GO,
       Refunding, Series B, 6.375%, 4/01/06 ...............................................            7,265,000         7,830,871
       Refunding, Series B, 6.25%, 4/01/09 ................................................              625,000           661,900
       Self-Insurance, Series A, 5.70%, 5/01/02 ...........................................            2,250,000         2,296,193
       Series A, Pre-Refunded, 6.70%, 4/01/10 .............................................            4,550,000         5,059,191
     Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 .........            4,235,000         4,135,308
     Jackson County Building Authority Revenue, AMBAC Insured, 5.60%, 5/01/30 .............            4,145,000         4,230,055
     Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding, Series A,
       6.25%, 5/15/27 .....................................................................            2,000,000         1,738,060
     Michigan State Building Authority Revenue, Series II, 6.25%, 10/01/20 ................           15,650,000        16,068,168
     Michigan State HDA,
       Limited Obligation Revenue, Fraser Woods Project, FSA Insured, 6.625%, 9/15/19 .....            2,500,000         2,610,700
       Rental Housing Revenue, Refunding, Series A, 6.60%, 4/01/12 ........................            4,730,000         4,920,477
       SFMR, Series A, 6.45%, 12/01/14 ....................................................            1,570,000         1,645,015
     Michigan State Hospital Finance Authority Revenue,
       Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 .......           18,000,000        18,948,420
       Henry Ford Health, Refunding, Series A, 5.25%, 11/15/25 ............................            4,000,000         3,694,240
       Presbyterian Villages Obligation Group, 5.80%, 1/01/02 .............................              355,000           354,354
       Presbyterian Villages Obligation Group, 5.90%, 1/01/03 .............................              325,000           323,603

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     MICHIGAN (CONT.)
     Michigan State Hospital Finance Authority Revenue, (cont.)
       Presbyterian Villages Obligation Group, 6.00%, 1/01/04 ...................................    $   390,000    $      387,227
       Presbyterian Villages Obligation Group, 6.375%, 1/01/15 ..................................        275,000           255,445
       Presbyterian Villages Obligation Group, 6.40%, 1/01/15 ...................................      1,000,000           931,040
       Presbyterian Villages Obligation Group, 6.50%, 1/01/25 ...................................      3,500,000         3,186,295
                                                                                                                    --------------
                                                                                                                        85,678,259
                                                                                                                    --------------
     MINNESOTA 2.1%
     Cloquet PCR, Potlach Corp. Projects, Refunding, 5.90%, 10/01/26 ............................      9,100,000         8,663,200
     Dakota County Housing RDA, Limited Annual Appropriation Tax and Revenue, Development Housing
       Facilities Project, 7.50%, 1/01/06 .......................................................      3,930,000         3,965,252
     Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29 ..........      6,000,000         5,468,160
     International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ...........      3,500,000         3,072,755
     Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Series A, FGIC
       Insured, 5.125%, 1/01/31 .................................................................     10,000,000         9,552,200
       5.75%, 1/01/32 ...........................................................................      5,000,000         5,214,100
     Minnesota Agriculture and Economic Development Board Revenue, Health Care System, Fairview
       Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 .............................     25,810,000        26,634,113
     Minnesota State HFA, SFM, Series D-1,
       6.45%, 7/01/11 ...........................................................................      2,920,000         3,037,384
       6.50%, 1/01/17 ...........................................................................      1,145,000         1,185,235
     Minnetonka MFHR, Ridgepointe II Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/33      11,075,000        11,430,397
     Red Wing Housing RDA, Jordan Tower II Project, Pre-Refunded, 7.00%, 1/01/19 ................      1,500,000         1,566,795
     Rochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 .......     21,500,000        21,605,780
     Roseville MFHR, Rosepointe I Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/33 ...      8,530,000         8,803,728
     St. Louis Park EDA, Tax Increment Revenue, FGIC Insured, Pre-Refunded, 8.40%, 9/01/09 ......      6,000,000         6,219,060
     St. Paul Port Authority IDR,
       Bandana Square, Series C, 7.70%, 12/01/01 ................................................        255,000           254,044
       Bandana Square, Series C, 7.70%, 12/01/02 ................................................        270,000           267,972
       Bandana Square, Series C, 7.70%, 12/01/07 ................................................      1,690,000         1,380,105
       Bandana Square, Series C, 7.80%, 12/01/12 ................................................      2,500,000         1,884,575
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/01 ....................................        550,000           546,816
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/02 ....................................        595,000           584,106
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/03 ....................................        640,000           620,858
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/04 ....................................        685,000           657,230
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/05 ....................................        740,000           705,879
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/06 ....................................        795,000           751,808
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/07 ....................................        855,000           802,101
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/08 ....................................        915,000           852,057
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ....................................        670,000           619,288
       Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/01 ..........        140,000           139,630
       Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/02 ..........        155,000           153,921
       Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/10 ..........      1,705,000         1,342,432
       Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/01 ....        105,000           104,600
       Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/02 ....        115,000           114,121
       Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/12 ....      1,790,000         1,349,660

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     MINNESOTA (CONT.)
     Washington County Housing and RDAR,
       Orleans Apartments Project, Series A, 8.25%, 7/01/21 ......................................    $ 3,000,000    $    3,043,050
       Pooled Housing and Redevelopment, Refunding, 7.20%, 1/01/22 ...............................      5,885,000         6,106,806
       Raymie Johnson Apartments Project, Pre-Refunded, 7.70%, 12/01/19 ..........................      5,210,000         5,446,795
                                                                                                                     --------------
                                                                                                                        144,146,013
                                                                                                                     --------------
     MISSISSIPPI 1.2%
     Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ..............     36,500,000        34,430,450
     Jackson County Environmental Improvement Revenue, International Paper Company Project,
       6.70%, 5/01/24 ............................................................................      3,500,000         3,626,700
     Mississippi Business Finance Corp. PCR,
       System Energy Resource Inc. Project, 5.875%, 4/01/22 ......................................     40,000,000        36,903,600
       System Energy Resource Inc. Project, Refunding, 5.90%, 5/01/22 ............................      8,250,000         7,633,973
     Mississippi State Educational Facilities Authority Revenue, Private Nonprofit Institutions
       of Higher Learning, Tougaloo College Project, Series A, 6.50%, 6/01/18 ....................      2,210,000         2,223,967
                                                                                                                     --------------
                                                                                                                         84,818,690
                                                                                                                     --------------
     MISSOURI .3%
     Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Health
       Midwest, Series B, MBIA Insured, 6.25%, 2/15/12 ...........................................      5,000,000         5,172,600
     Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
       Refunding, Series A, MBIA Insured, 5.00%, 6/01/22 .........................................      4,500,000         4,253,265
     St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 ........................      5,885,000         6,297,127
     Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association, 5.40%, 5/15/28      4,000,000         3,271,040
                                                                                                                     --------------
                                                                                                                         18,994,032
                                                                                                                     --------------
     MONTANA .7%
     Forsyth County PCR,
       Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 ....................     10,000,000        10,381,800
       The Montana Power Co. Colstrip Project, Refunding, Series A, 6.125%, 5/01/23 ..............      3,250,000         3,276,813
       The Montana Power Co., Refunding, Series B, MBIA Insured, 5.90%, 12/01/23 .................     20,385,000        20,992,065
     Montana State Board of Housing SFM, Refunding,
       Series A, 6.50%, 12/01/22 .................................................................      2,835,000         2,910,978
       Series B-1, 6.25%, 12/01/21 ...............................................................      6,720,000         6,975,898
     Montana State Health Facilities Authority Revenue, Montana Developmental Center Project,
       6.40%, 6/01/19 ............................................................................      2,000,000         2,058,200
                                                                                                                     --------------
                                                                                                                         46,595,754
                                                                                                                     --------------
     NEBRASKA .1%
     Nebraska Investment Finance Authority Revenue, ETM, 7.00%, 11/01/09 .........................      4,900,000         4,977,028
                                                                                                                     --------------
     NEVADA 4.0%
     Churchill County Health Care Facilities Revenue, Western Health Network, Series A, MBIA
       Insured, 6.25%, 1/01/14 ...................................................................      2,000,000         2,101,600
     Clark County IDR,
       Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 ............................     10,000,000         8,770,200
       Nevada Power Co. Project, Refunding, Series C, 7.20%, 10/01/22 ............................     12,500,000        12,949,750
       Nevada Power Co. Project, Series A, 5.90%, 11/01/32 .......................................      2,600,000         2,285,582
       Southwest Gas Corp., Series A, 7.30%, 9/01/27 .............................................     18,080,000        18,747,875
       Southwest Gas Corp., Series A, 6.50%, 12/01/33 ............................................     10,000,000         9,709,900
       Southwest Gas Corp., Series B, 7.50%, 9/01/32 .............................................     62,470,000        64,934,442

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEVADA (CONT.)
     Clark County School District GO, Building and Renovation, Series B, FGIC Insured,
       5.25%, 6/15/16 ...........................................................................    $12,750,000    $   12,831,983
     Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
       First Tier, AMBAC Insured, 5.625%,
       1/01/32................................... ...............................................     21,995,000        22,248,162
       1/01/34 ..................................................................................     15,000,000        15,112,350
     Henderson Health Care Facilities Revenue, Catholic Healthcare West, Series A, 5.25%, 7/01/18     23,685,000        20,039,168
     Humboldt County PCR, Sierra Pacific Power Co., Refunding, Series A, AMBAC Insured,
       6.30%, 7/01/22 ...........................................................................      4,500,000         4,656,555
     Nevada Housing Division,
       MFHR, Series B, FNMA Insured, 6.55%, 10/01/25 ............................................      5,405,000         5,698,870
       SF Program, FI/GML, Series A, 8.30%, 10/01/19 ............................................      1,325,000         1,378,451
       SF Program, FI/GML, Series A-2, 8.375%, 10/01/19 .........................................        650,000           655,701
       SF Program, Refunding, Series A-1, 6.25%, 10/01/26 .......................................      3,410,000         3,506,776
       SF Program, Refunding, Series C-2, FHA Insured, 6.75%, 10/01/26 ..........................      6,885,000         7,151,656
     Nevada State GO,
       Colorado River Commission Revenue, Series 1994, Pre-Refunded, 6.50%, 7/01/24 .............     15,915,000        17,378,703
       Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%, 12/01/17 ...................     10,275,000        10,776,112
     Reno RDA, Tax Allocation,
       Downtown Redevelopment Project, Series D, Pre-Refunded, 7.625%, 9/01/16 ..................      8,290,000         8,490,056
       Refunding, Series A, 6.20%, 6/01/18 ......................................................      3,000,000         3,014,010
     Sparks RDA, Tax Allocation Revenue, Refunding, Series A, Asset Guaranteed, 6.00%, 1/15/23 ..      5,000,000         5,073,550
     Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured, 6.30%, 12/01/14 ..      5,000,000         5,192,850
     Washoe County Hospital Facility Revenue, Washoe Medical Center Inc. Project, Series A, AMBAC
       Insured, 6.25%, 6/01/13 ..................................................................      9,295,000         9,836,620
                                                                                                                    --------------
                                                                                                                       272,540,922
                                                                                                                    --------------
     NEW HAMPSHIRE 1.4%
     Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%, 6/20/33 ..      6,028,000         6,284,612
     New Hampshire Higher Education and Health Facilities Authority Revenue,
       New Hampshire Catholic Charities, 5.80%, 8/01/22 .........................................      1,000,000           836,370
       Rivier College, 5.60%, 1/01/28 ...........................................................      4,590,000         4,160,881
       St. Joseph Hospital, 7.50%, 1/01/16 ......................................................      2,300,000         2,350,508
       The Hitchcock Clinic, MBIA Insured, 6.00%, 7/01/27 .......................................      4,275,000         4,444,974
     New Hampshire State HFA,
       MFHR, Series 1, 7.10%, 1/01/14 ...........................................................      4,920,000         5,029,273
       SFMR, Series E, 6.75%, 7/01/19 ...........................................................      4,490,000         4,684,103
       SFMR, Series E, 6.80%, 7/01/25 ...........................................................      3,455,000         3,609,197
     New Hampshire State IDAR, Pollution Control, Public Service Co. of New Hampshire Project,
       Series A, 7.65%, 5/01/21 .................................................................      6,870,000         7,043,948
       Series B, 7.50%, 5/01/21 .................................................................     50,690,000        51,961,812
       Series C, 7.65%, 5/01/21 .................................................................      7,450,000         7,638,634
                                                                                                                    --------------
                                                                                                                        98,044,312
                                                                                                                    --------------
     NEW JERSEY .6%
     Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
       Series 1, 6.00%, 1/01/19 .................................................................      2,100,000         2,024,568
       Series 1, 6.00%, 1/01/29 .................................................................      5,000,000         4,717,050

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEW JERSEY (CONT.)
     Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, (cont.)
       Series 2, 6.125%, 1/01/19 ................................................................    $ 2,000,000    $    1,927,780
       Series 2, 6.125%, 1/01/29 ................................................................      5,000,000         4,717,450
     New Jersey EDA, Lease Revenue, International Center for Public Health Project, University of
       Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ....................................      5,000,000         5,327,250
     New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
       5.60%, 1/01/22 ...........................................................................      7,500,000         7,732,875
       5.50%, 1/01/25 ...........................................................................     13,000,000        13,295,490
                                                                                                                    --------------
                                                                                                                        39,742,463
                                                                                                                    --------------
     NEW MEXICO .4%
     Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured,
       6.375%, 12/15/22 .........................................................................     10,435,000        10,814,104
     Lordsburg PCR, Phelps Dodge Corp. Project, Refunding, 6.50%, 4/01/13 .......................     17,000,000        17,410,040
                                                                                                                    --------------
                                                                                                                        28,224,144
                                                                                                                    --------------
     NEW YORK 18.2%
     Long Island Power Authority Electric System Revenue, Series A, MBIA Insured, 5.25%, 12/01/26     10,000,000         9,874,800
     MTA Commuter Facilities Revenue, Series A,
       5.25%, 7/01/28 ...........................................................................      5,000,000         4,879,500
       6.125%, 7/01/29 ..........................................................................     15,040,000        16,161,232
       FGIC Insured, 6.00%, 7/01/16 .............................................................      8,950,000         9,575,337
     MTA Dedicated Tax Fund Revenue, Series A,
       FGIC Insured, 6.00%, 4/01/30 .............................................................     12,500,000        13,426,500
       MBIA Insured, 5.25%, 4/01/26 .............................................................     11,125,000        11,032,774
     MTA Transit Facilities Revenue,
       Refunding, Series M, 6.00%, 7/01/14 ......................................................     18,210,000        18,955,882
       Series A, FSA Insured, 6.00%, 7/01/16 ....................................................      3,630,000         3,883,628
       Series A, FSA Insured, 5.625%, 7/01/27 ...................................................     10,800,000        10,929,384
       Service Contract, Refunding, Series 8, 5.375%, 7/01/21 ...................................     15,000,000        15,013,500
     MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/24 ............................      5,000,000         5,338,200
     Nassau County GO,
       Improvement, Series F, 6.625%, 3/01/08 ...................................................      7,325,000         8,067,975
       Water Utility Improvements, Series F, 6.625%, 3/01/07 ....................................      7,070,000         7,756,214
     Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
       5.75%, 8/01/29 ...........................................................................     10,000,000        10,375,300
     New Rochelle IDA, Civic Facilities Revenue, College of New Rochelle Project, Pre-Refunded,
       6.625%, 7/01/12 ..........................................................................      1,245,000         1,316,413
     New York City GO,
       Refunding, Series B, 6.20%, 8/15/06 ......................................................      1,500,000         1,636,320
       Refunding, Series E, 6.00%, 8/01/26 ......................................................      2,765,000         2,917,683
       Refunding, Series F, 6.00%, 8/01/13 ......................................................     14,000,000        14,980,420
       Refunding, Series H, 6.25%, 8/01/15 ......................................................     13,035,000        14,118,209
       Refunding, Series H, 6.125%, 8/01/25 .....................................................     65,785,000        70,116,942
       Refunding, Series J, 6.00%, 8/01/21 ......................................................     28,260,000        29,964,926
       Series A, 6.125%, 8/01/06 ................................................................     13,605,000        14,620,477
       Series A, 6.20%, 8/01/07 .................................................................     20,490,000        22,013,841
       Series A, 6.25%, 8/01/08 .................................................................      4,390,000         4,714,728
       Series A, 7.75%, 8/15/14 .................................................................         40,000            41,001

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEW YORK (CONT.)
     New York City GO, (cont.)
       Series A, 6.25%, 8/01/16 .................................................................    $ 3,275,000    $    3,380,521
       Series A, Pre-Refunded, 6.125%, 8/01/06 ..................................................        895,000           976,382
       Series A, Pre-Refunded, 6.20%, 8/01/07 ...................................................      1,320,000         1,443,037
       Series A, Pre-Refunded, 7.75%, 8/15/13 ...................................................      4,810,000         4,945,738
       Series A, Pre-Refunded, 7.75%, 8/15/14 ...................................................        205,000           210,785
       Series A, Pre-Refunded, 6.25%, 8/01/16 ...................................................      1,725,000         1,813,458
       Series A, Pre-Refunded, 7.75%, 8/15/17 ...................................................      3,285,000         3,377,703
       Series A, Pre-Refunded, 8.00%, 8/15/20 ...................................................          5,000             5,144
       Series B, 7.50%, 2/01/04 .................................................................     10,000,000        10,433,000
       Series B, 8.25%, 6/01/05 .................................................................      1,000,000         1,158,810
       Series B, 6.30%, 8/15/08 .................................................................     22,360,000        24,304,426
       Series B, 6.125%, 8/01/09 ................................................................     11,510,000        12,264,020
       Series B, 6.375%, 8/15/10 ................................................................     17,170,000        18,614,856
       Series B, 7.00%, 2/01/19 .................................................................      6,555,000         6,782,393
       Series B, 6.00%, 8/15/26 .................................................................      1,670,000         1,762,668
       Series B, ETM, 8.00%, 6/01/01 ............................................................      3,000,000         3,011,400
       Series B, Pre-Refunded, 8.25%, 6/01/02 ...................................................      4,500,000         4,585,320
       Series B, Pre-Refunded, 6.30%, 8/15/08 ...................................................      4,515,000         5,018,152
       Series B, Pre-Refunded, 6.375%, 8/15/10 ..................................................      4,570,000         5,092,717
       Series B, Pre-Refunded, 6.75%, 10/01/15 ..................................................         50,000            53,145
       Series B, Pre-Refunded, 6.75%, 10/01/17 ..................................................      1,300,000         1,382,706
       Series B, Pre-Refunded, 7.00%, 2/01/19 ...................................................      8,445,000         8,818,438
       Series B, Pre-Refunded, 6.00%, 8/15/26 ...................................................        330,000           367,316
       Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ...................................      3,000,000         3,347,580
       Series B-1, Pre-Refunded, 7.30%, 8/15/11 .................................................      8,000,000         8,987,440
       Series C, Pre-Refunded, 7.25%, 8/15/24 ...................................................      3,540,000         3,582,303
       Series C, Sub Series C-1, 7.00%, 8/01/18 .................................................         25,000            26,200
       Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 ...................................      1,930,000         2,047,691
       Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/18 ...................................      1,680,000         1,782,446
       Series D, 8.00%, 8/01/16 .................................................................          5,000             5,120
       Series D, 6.00%, 2/15/25 .................................................................     18,710,000        19,488,149
       Series D, Pre-Refunded, 8.25%, 8/01/11 ...................................................        160,000           164,397
       Series D, Pre-Refunded, 8.25%, 8/01/12 ...................................................     11,125,000        11,430,715
       Series D, Pre-Refunded, 8.25%, 8/01/13 ...................................................      7,750,000         7,962,970
       Series D, Pre-Refunded, 8.25%, 8/01/14 ...................................................      4,340,000         4,458,699
       Series D, Pre-Refunded, 7.625%, 2/01/15 ..................................................      9,000,000         9,442,440
       Series D, Pre-Refunded, 7.50%, 2/01/16 ...................................................      5,000,000         5,241,250
       Series D, Pre-Refunded, 8.00%, 8/01/16 ...................................................         45,000            46,210
       Series D, Pre-Refunded, 7.50%, 2/01/17 ...................................................     12,000,000        12,579,000
       Series D, Pre-Refunded, 8.00%, 8/01/17 ...................................................        100,000           102,688
       Series D, Pre-Refunded, 8.00%, 8/01/18 ...................................................         50,000            51,344
       Series D, Pre-Refunded, 8.00%, 8/01/19 ...................................................         30,000            30,806
       Series D, Pre-Refunded, 8.00%, 8/15/21 ...................................................         15,000            15,432
       Series D, Pre-Refunded, 6.00%, 2/15/25 ...................................................      1,920,000         2,089,037
       Series E, 5.75%, 2/15/09 .................................................................      5,295,000         5,582,360

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEW YORK (CONT.)
     New York City GO, (cont.)
       Series E, 6.50%, 12/01/12 ................................................................    $    20,000    $       20,038
       Series E, Pre-Refunded, 6.00%, 8/01/26 ...................................................        235,000           261,419
       Series F, 8.20%, 11/15/04 ................................................................         85,000            88,342
       Series F, Pre-Refunded, 8.20%, 11/15/04 ..................................................      5,250,000         5,470,763
       Series F, Pre-Refunded, 6.50%, 2/15/07 ...................................................      8,050,000         8,899,436
       Series F, Pre-Refunded, 6.50%, 2/15/08 ...................................................      7,540,000         8,335,621
       Series F, Pre-Refunded, 6.60%, 2/15/10 ...................................................     16,000,000        17,744,320
       Series F, Pre-Refunded, 8.25%, 11/15/15 ..................................................      2,000,000         2,084,640
       Series F, Pre-Refunded, 8.25%, 11/15/17 ..................................................      2,500,000         2,605,800
       Series G, 6.00%, 10/15/26 ................................................................     15,160,000        16,062,475
       Series G, Pre-Refunded, 6.00%, 10/15/26 ..................................................        175,000           195,970
       Series H, 7.10%, 2/01/12 .................................................................        135,000           139,913
       Series H, 7.00%, 2/01/16 .................................................................        215,000           222,426
       Series H, Pre-Refunded, 7.10%, 2/01/12 ...................................................      2,865,000         2,993,782
       Series H, Pre-Refunded, 7.20%, 2/01/14 ...................................................     10,000,000        10,456,800
       Series H, Pre-Refunded, 7.00%, 2/01/16 ...................................................      3,785,000         3,952,373
       Series H-1, 6.125%, 8/01/11 ..............................................................      4,900,000         5,191,942
       Series H-1, Pre-Refunded, 6.125%, 8/01/09 ................................................        240,000           261,823
       Series H-1, Pre-Refunded, 6.125%, 8/01/11 ................................................        100,000           109,093
       Series I, 6.25%, 4/15/13 .................................................................     12,450,000        13,549,086
       Series I, 6.25%, 4/15/27 .................................................................      2,925,000         3,126,650
       Series I, Pre-Refunded, 6.25%, 4/15/13 ...................................................     24,160,000        27,189,664
       Series I, Pre-Refunded, 6.25%, 4/15/27 ...................................................      4,075,000         4,586,005
     New York City IDA, IDR, Brooklyn Navy Yard Cogeneration Partners,
       5.65%, 10/01/28 ..........................................................................      5,000,000         4,566,800
       5.75%, 10/01/36 ..........................................................................      5,750,000         5,280,743
     New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Refunding, 5.50%, 6/15/33 ................................................................     55,000,000        55,634,700
       Refunding, Series A, 7.10%, 6/15/12 ......................................................        895,000           906,993
       Refunding, Series A, AMBAC Insured, 5.125%, 6/15/22 ......................................      7,350,000         7,187,271
       Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 ........................................      4,855,000         4,777,563
       Series A, 5.75%, 6/15/30 .................................................................      8,000,000         8,332,400
       Series A, FGIC Insured, 5.50%, 6/15/32 ...................................................     10,000,000        10,127,800
       Series A, Pre-Refunded, 7.10%, 6/15/12 ...................................................      1,560,000         1,582,932
       Series A, Pre-Refunded, 7.00%, 6/15/15 ...................................................      4,980,000         5,052,608
       Series B, 5.75%, 6/15/29 .................................................................     15,000,000        15,511,650
       Series B, AMBAC Insured, 5.25%, 6/15/29 ..................................................      8,000,000         7,872,400
       Series B, FSA Insured, 5.25%, 6/15/29 ....................................................      4,030,000         3,965,722
       Series B, MBIA Insured, 5.75%, 6/15/26 ...................................................      3,000,000         3,090,060
       (b) Series D, 5.25%, 6/15/25 .............................................................     10,000,000         9,864,800
     New York City Transitional Finance Authority Revenue, Future Tax Secured,
       Refunding, Series C, 5.50%, 11/01/20 .....................................................      5,000,000         5,128,600
       Refunding, Series C-A, 5.50%, 11/01/24 ...................................................      4,200,000         4,279,800
       Series B, 6.00%, 11/15/29 ................................................................     10,000,000        10,776,000

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEW YORK (CONT.)
     New York City Transportation Authority MTA, Triborough COP, Series A, AMBAC Insured,
       5.40%, 1/01/19 ...........................................................................    $15,000,000    $   15,213,000
     New York State Dormitory Authority Lease Revenue, Court Facilities, 6.00%, 5/15/39 .........     16,000,000        17,241,600
     New York State Dormitory Authority Revenue,
       City University General Resources, Series 2, MBIA Insured, Pre-Refunded, 6.25%, 7/01/19 ..      4,000,000         4,323,760
       City University System Consolidated, Third, Series 1, 5.25%, 7/01/25 .....................     10,000,000         9,784,900
       City University System, Third General, 6.00%, 7/01/20 ....................................     16,860,000        17,883,908
       City University System, Third General, Series 2, 6.00%, 7/01/26 ..........................      5,500,000         5,830,605
       City University System, Third General, Series 2, Pre-Refunded, 6.00%, 7/01/26 ............     14,150,000        15,743,856
       Interfaith Medical Center, Series D, 5.40%, 2/15/28 ......................................      8,000,000         7,898,880
       Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ..............................     18,000,000        19,147,140
       Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ..............................      5,000,000         5,151,150
       Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 .....................      5,000,000         4,959,800
       State University Educational Facilities, 5.125%, 5/15/21 .................................      9,000,000         8,731,260
       Upstate Community Colleges, Series A, 5.00%, 7/01/28 .....................................     10,000,000         9,405,700
     New York State Energy Research and Development Authority Electric Facilities Revenue,
       Consolidated Edison Project, Refunding, Series A, 6.10%, 8/15/20 .........................      8,500,000         8,966,820
       Long Island Light, Series A, Pre-Refunded, 7.15%, 2/01/22 ................................      1,500,000         1,589,940
       Series A, 7.15%, 6/01/20 .................................................................     12,885,000        13,446,657
       Series A, Pre-Refunded, 7.15%, 6/01/20 ...................................................      4,615,000         4,891,715
     New York State HFA, Service Contract Obligation Revenue,
       Refunding, Series C, 6.125%, 3/15/20 .....................................................     23,585,000        24,669,202
       Refunding, Series C, 5.50%, 9/15/22 ......................................................     17,505,000        17,576,771
       Series A, 6.375%, 9/15/14 ................................................................         25,000            26,619
       Series A, 6.375%, 9/15/16 ................................................................      3,785,000         4,027,694
       Series A, Pre-Refunded, 6.375%, 9/15/14 ..................................................      3,130,000         3,466,882
       Series A, Pre-Refunded, 6.50%, 3/15/25 ...................................................     10,000,000        11,298,000
       Series C, 5.875%, 9/15/14 ................................................................      3,950,000         4,085,367
       Series C, Pre-Refunded, 5.875%, 9/15/14 ..................................................        725,000           779,687
       Series C, Pre-Refunded, 6.125%, 3/15/20 ..................................................      1,915,000         2,070,249
     New York State HFAR,
       Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05 ....................     14,070,000        14,914,622
       Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15 ..............      5,475,000         5,780,505
       Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20 .............      4,230,000         4,411,679
     New York State Medical Care Facilities Finance Agency Revenue,
       Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.50%, 2/15/34 .......      6,545,000         6,849,604
       Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 .................      7,600,000         8,482,360
       The Hospital for Special Surgery Revenue, Series A, Pre-Refunded, 6.375%, 8/15/24 ........     12,500,000        13,819,625
     New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
       5.75%, 4/01/16 ...........................................................................     13,200,000        13,764,036
       Pre-Refunded, 6.25%, 4/01/14 .............................................................     11,600,000        12,877,508
     New York State Urban Development Corp. Revenue,
       Correctional Capital Facilities, Series 5, 6.10%, 1/01/12 ................................      7,685,000         8,196,206
       Youth Facilities, 6.00%, 4/01/17 .........................................................     11,720,000        12,477,464
     Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series B, 5.50%, 1/01/30 ..     15,000,000        15,194,700

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEW YORK (CONT.)
     TSASC Inc. New York Revenue, TFABS, Series 1, 6.25%,
       7/15/27 ..................................................................................    $19,630,000    $   20,421,089
       7/15/34 ..................................................................................     17,375,000        17,874,705
     Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
       Series A, 7.90%, 12/15/07 ................................................................      3,690,000         3,713,653
                                                                                                                    --------------
                                                                                                                     1,234,453,739
                                                                                                                    --------------
     NORTH CAROLINA 4.1%
     Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
       5.90%, 1/15/16 ...........................................................................      7,010,000         7,247,990
       Pre-Refunded, 5.90%, 1/15/16 .............................................................      2,890,000         3,170,937
     Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
       Refunding, 5.25%, 10/01/24 ...............................................................      6,000,000         5,508,120
     Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series D, 6.75%, 1/01/26 ......................................................      5,000,000         5,200,750
       Series D, 6.70%, 1/01/19 .................................................................      2,000,000         2,084,940
     North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series A, 6.50%, 1/01/17 ......................................................     25,700,000        25,996,578
       Refunding, Series A, 5.75%, 1/01/26 ......................................................     65,350,000        61,731,571
       Refunding, Series B, 6.25%, 1/01/12 ......................................................      6,875,000         7,009,063
       Refunding, Series B, 6.00%, 1/01/14 ......................................................     14,000,000        14,062,440
       Refunding, Series B, 6.00%, 1/01/22 ......................................................      1,250,000         1,235,300
       Refunding, Series B, 6.25%, 1/01/23 ......................................................     39,030,000        39,677,508
       Refunding, Series B, 5.75%, 1/01/24 ......................................................     35,140,000        33,348,211
       Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ........................................      4,000,000         4,141,720
       Refunding, Series B, MBIA Insured, 5.75%, 12/01/16 .......................................     14,420,000        14,029,218
       Series B, 6.00%, 1/01/05 .................................................................      1,355,000         1,409,363
       Series D, 5.875%, 1/01/13 ................................................................      5,790,000         5,799,843
     North Carolina Medical Care Commission Hospital Revenue, Mission St. Joseph's Health System
       Project, MBIA Insured, 5.125%, 10/01/28 ..................................................      5,000,000         4,749,450
     North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding,
       5.75%, 1/01/15 ...........................................................................     12,435,000        12,192,144
       6.25%, 1/01/17 ...........................................................................      9,720,000         9,775,696
     University Hospital Chapel Hill Revenue, Refunding, AMBAC Insured, 5.00%, 2/15/21 ..........      5,000,000         4,746,650
     Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co.,
       6.90%, 4/01/09 ...........................................................................      5,000,000         5,109,500
     Winston-Salem Water and Sewer System Revenue, Refunding, 5.125%, 6/01/28 ...................      9,000,000         8,661,960
                                                                                                                    --------------
                                                                                                                       276,888,952
                                                                                                                    --------------
     NORTH DAKOTA .1%
     Ellendale MFHR, Ellendale Manor Apartments Project, 9.75%, 7/01/16 .........................        238,000           238,355
     Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC Insured,
       6.05%, 1/01/19 ...........................................................................      9,130,000         9,523,777
     Wahpeton MFHR, Evergreen Apartments Project, 9.75%, 7/01/16 ................................        619,000           620,238
                                                                                                                    --------------
                                                                                                                        10,382,370
                                                                                                                    --------------
     OHIO 2.3%
     Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 ....................     20,000,000        18,794,000
     Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30 ...........     17,100,000        18,056,574

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     OHIO (CONT.)
     Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
       Refunding, Series A, 5.625%, 2/01/18 ......................................................    $ 6,000,000    $    5,434,320
       Series E, 6.05%, 10/01/09 .................................................................      4,000,000         4,023,280
       Series F, 6.05%, 10/01/09 .................................................................      2,750,000         2,766,005
     Franklin County Convention Facilities Authority Tax and Lease Revenue, Anticipation Bonds,
       MBIA Insured, 5.00%, 12/01/27 .............................................................      7,500,000         7,099,125
     Hamilton County Hospital Facilities Revenue, Children's Hospital Medical Center, Series G,
       MBIA Insured, 5.00%, 5/15/23 ..............................................................     10,000,000         9,426,600
     Montgomery County Health Systems Revenue,
       Franciscan Facility, Series B-2, 8.10%, 7/01/01 ...........................................        500,000           501,860
       Series B-2, Pre-Refunded, 8.10%, 7/01/18 ..................................................     12,000,000        14,248,468
     Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical Center,
       Pre-Refunded, 5.50%, 12/01/10 .............................................................      1,300,000         1,397,357
       5.60%, 12/01/11 ...........................................................................      1,000,000         1,081,960
       5.65%, 12/01/12 ...........................................................................        925,000         1,004,088
     Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
       5.375%, 12/01/20 ..........................................................................      4,275,000         4,328,138
       5.45%, 12/01/25 ...........................................................................      3,000,000         3,035,850
     Ohio State Air Quality Development Authority Revenue, Dayton Power and Light Co. Project,
       Refunding, 6.10%, 9/01/30 .................................................................     12,000,000        11,998,800
     Ohio State Solid Waste Disposal Revenue, USG Corp. Project, 5.65%, 3/01/33 ..................      5,330,000         2,398,500
     Ohio State Water Development Authority PCR, Facilities Revenue, Water Control Loan Fund,
       Water Quality Series, MBIA Insured, 5.125%, 6/01/19 .......................................     18,000,000        17,738,640
     Ohio State Water Development Authority Revenue, Dayton Power, Refunding, Series A,
       6.40%, 8/15/27 ............................................................................      3,250,000         3,355,885
     University of Akron General Receipts Revenue, FGIC Insured, 5.75%, 1/01/29 ..................     11,305,000        11,719,441
     University of Cincinnati COP,
       Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 ............................      4,000,000         3,844,240
       University Center Project, MBIA Insured, 5.125%, 6/01/24 ..................................     10,500,000        10,175,025
(b)    University of Cincinnati General Receipts Revenue, Series A, FGIC Insured, 5.25%, 6/01/24       5,000,000         4,920,950
                                                                                                                     --------------
                                                                                                                        157,349,106
                                                                                                                     --------------
     OKLAHOMA .9%
     Oklahoma State Turnpike Authority Turnpike Revenue, First Senior, 7.875%, 1/01/21 ...........        610,000           619,376
     Stillwater Medical Center Authority Revenue,
       Series A, 6.10%, 5/15/09 ..................................................................      3,440,000         3,405,566
       Series B, 6.35%, 5/15/12 ..................................................................      1,220,000         1,208,544
       Series B, 6.50%, 5/15/19 ..................................................................      3,390,000         3,261,316
     Tulsa County Home Finance Authority Mortgage Revenue, Series D, GNMA Secured, 6.95%, 12/01/22        285,000           293,453
     Tulsa County Municipal Airport Revenue, American Airlines Inc.,
       7.35%, 12/01/11 ...........................................................................      4,000,000         4,171,800
       6.25%, 6/01/20 ............................................................................     18,530,000        18,565,948
     Tulsa County Parking Authority, Series B,
       6.90%, 12/01/07 ...........................................................................      3,000,000         3,178,950
       7.00%, 12/01/14 ...........................................................................      5,500,000         5,750,085
     Tulsa Housing Assistance Corp. Revenue, First Lien, Refunding, 6.80%, 7/01/11 ...............      2,740,000         2,828,831

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     OKLAHOMA (CONT.)
     Tulsa Industrial Authority Hospital Revenue, St. John Medical Center Project, Series A,
       Pre-Refunded, 6.25%, 2/15/14 ..............................................................   $ 2,000,000    $    2,196,740
     Tulsa Municipal Airport Trust Revenue, Refunding, Series B, AMT, 6.00%, 6/01/35 .............    10,000,000        10,201,300
     Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
       6.00%, 8/15/14 ............................................................................     4,000,000         3,670,360
                                                                                                                    --------------
                                                                                                                        59,352,269
                                                                                                                    --------------
     OREGON .6%
     Jackson County School District No. 6 Central Point GO, FGIC Insured, 5.25%, 6/15/20 .........     4,000,000         3,975,920
     Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
       6.00%, 5/01/26 ............................................................................    10,000,000        11,198,000
     Oregon State EDR, Georgia Pacific Corp. Project,
       Refunding, Series 183, 5.70%, 12/01/25 ....................................................     3,500,000         3,218,600
       Series CLVII, 6.35%, 8/01/25 ..............................................................     5,500,000         5,499,340
     Salem-Keizer GO, School District No. 24J, 5.00%, 6/01/19 ....................................    15,055,000        14,567,218
                                                                                                                    --------------
                                                                                                                        38,459,078
                                                                                                                    --------------
     PENNSYLVANIA 4.0%
     Allegheny County Hospital Development Authority Revenue, Health System, Series A, MBIA
       Insured, 6.50%, 11/15/30 ..................................................................    10,000,000        10,827,700
     Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
       5.50%, 12/01/29 ...........................................................................    10,000,000         8,480,700
       Series A, 6.70%, 12/01/20 .................................................................     5,250,000         5,249,633
     Allegheny County Port Authority Special Revenue, Transportation, FGIC Insured, 5.00%, 3/01/29    10,000,000         9,399,300
     Berks County GO, AMBAC Insured, 5.00%, 11/15/25 .............................................     5,000,000         4,736,250
     Butler Area School District GO, FGIC Insured, 5.60%, 4/01/28 ................................     5,000,000         5,083,850
     Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding, Series
      B, Connie Lee Insured, Pre-Refunded,
       6.30%, 7/01/08 ............................................................................     9,600,000        10,098,432
       6.375%, 7/01/18 ...........................................................................    10,740,000        11,306,642
     Delaware County IDAR, Philadelphia Electric, Refunding, Series 1991, 7.375%, 4/01/21 ........     6,500,000         6,647,550
     Delaware River Port Authority Pennsylvania and New Jersey Delaware River Bridges Revenue,
       FSA Insured, 5.75%,
       1/01/22 ...................................................................................     8,500,000         8,943,020
       1/01/26 ...................................................................................    10,000,000        10,421,300
     Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC
       Insured, 5.60%, 7/01/17 ...................................................................     5,000,000         5,312,350
     Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A, MBIA
       Insured, 6.15%, 8/01/29 ...................................................................     4,000,000         4,195,680
     Montgomery County IDA, Retirement Community Revenue, Act Retirement-Life Communities,
       5.25%, 11/15/28 ...........................................................................     2,500,000         2,129,500
     Pennsylvania EDA,
       Financing Authority Revenue, MacMillan, LP Project, Pre-Refunded, 7.60%, 12/01/20 .........     5,000,000         5,811,050
       Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ..........    13,500,000        13,984,110
     Pennsylvania HFA,
       Rental Housing, Refunding, FGIC Insured, 6.40%, 7/01/12 ...................................    10,590,000        10,959,167
       SFM, Series 1991, 7.15%, 4/01/15 ..........................................................     3,635,000         3,727,583
     Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements Program,
       Refunding, 6.60%, 11/01/09 ................................................................    33,280,000        35,531,725

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     PENNSYLVANIA (CONT.)
     Philadelphia Gas Works Revenue,
       1st Series A, FSA Insured, 5.00%, 7/01/26 ................................................    $ 5,000,000    $    4,706,550
       13th Series, Pre-Refunded, 7.70%, 6/15/21 ................................................      2,850,000         2,921,735
       14th Series A, Pre-Refunded, 6.375%, 7/01/26 .............................................      1,210,000         1,302,868
       Refunding, 14th Series, 6.375%, 7/01/26 ..................................................      2,740,000         2,674,350
     Philadelphia GO, MBIA Insured, 5.00%, 5/15/25 ..............................................      5,000,000         4,706,800
     Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
       Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.30%, 1/01/18 .......      3,330,000         3,254,143
       Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.35%, 1/01/23 .......      5,780,000         5,613,594
       Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.375%, 1/01/28 ......      3,765,000         3,658,262
       Temple University Hospital, 5.875%, 11/15/23 .............................................      5,000,000         4,292,650
     Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%, 9/01/29 .......     15,000,000        14,547,300
     Philadelphia School District GO, Series A, 5.75%, 2/01/30 ..................................     14,050,000        14,633,637
     Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 .......................     10,040,000        10,842,497
     Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue, AMBAC Insured,
       5.125%, 2/01/35 ..........................................................................     15,000,000        14,183,700
     Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
       Tax, AMBAC Insured, 5.25%, 2/01/31 .......................................................      5,000,000         4,846,000
     Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
       AMBAC Insured, 6.15%, 12/01/29 ...........................................................      5,000,000         5,661,950
                                                                                                                    --------------
                                                                                                                       270,691,578
                                                                                                                    --------------
     RHODE ISLAND 1.4%
     Providence GO, Special Obligation Tax Increment, Series A, 7.65%, 6/01/16 ..................      9,900,000        10,690,317
     Rhode Island Clean Water Financing Agency Revenue, Safe Drinking Water Providence, Series A,
       AMBAC Insured, 6.70%, 1/01/15 ............................................................      2,200,000         2,378,706
     Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
       Series 10-A, 6.50%, 10/01/22 .............................................................     20,200,000        20,812,868
       Series 10-A, 6.50%, 4/01/27 ..............................................................     13,085,000        13,424,817
       Series 13, 6.70%, 10/01/15 ...............................................................      7,400,000         7,800,044
       Series 13, 6.85%, 4/01/27 ................................................................         70,000            70,342
       Series 15-A, 6.85%, 10/01/24 .............................................................     15,000,000        15,681,600
       Series 17-A, 6.25%, 4/01/17 ..............................................................      2,320,000         2,412,591
       Series 17-A, 6.375%, 10/01/26 ............................................................      2,720,000         2,819,144
     Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B, AMBAC
       Insured, Pre-Refunded, 6.75%, 6/01/25 ....................................................      3,000,000         3,320,130
     Rhode Island State Health and Educational Building Corp. Revenue,
       Health Facilities, Saint Antoine, Series B, 6.125%, 11/15/29 .............................      8,400,000         8,566,320
       Health Facilities, Tockwotton Home, Pre-Refunded, 7.25%, 4/15/17 .........................      3,000,000         3,173,880
       St. Antoine Residence, Pre-Refunded, 6.70%, 11/15/12 .....................................      2,320,000         2,540,934
       St. Antoine Residence, Pre-Refunded, 6.75%, 11/15/18 .....................................      2,750,000         3,015,210
                                                                                                                    --------------
                                                                                                                        96,706,903
                                                                                                                    --------------
     SOUTH CAROLINA .6%
     Berkeley County School District COP, Berkeley School Facilities Group Inc., AMBAC Insured,
       Pre-Refunded, 6.30%, 2/01/16 .............................................................      1,800,000         1,953,504
     Piedmont Municipal Power Agency Electric Revenue, Refunding,
       6.60%, 1/01/21 ...........................................................................     10,645,000        10,646,277
       Series A, 5.75%, 1/01/24 .................................................................      3,150,000         2,906,505

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     SOUTH CAROLINA (CONT.)
     Piedmont Municipal Power Agency Electric Revenue, Refunding, (cont.)
       Series A, AMBAC Insured, 6.55%, 1/01/16 ..................................................    $ 7,340,000    $    7,340,440
       Series A, AMBAC Insured, 5.75%, 1/01/24 ..................................................      5,050,000         5,053,434
     Richland County PCR, Union Camp Corp. Project, Refunding, Series C, 6.55%, 11/01/20 ........      3,000,000         3,040,020
     South Carolina Public Service Authority Revenue, Refunding, Series A, AMBAC Insured,
       6.375%, 7/01/21 ..........................................................................     12,765,000        13,196,202
                                                                                                                    --------------
                                                                                                                        44,136,382
                                                                                                                    --------------
     SOUTH DAKOTA .2%
     Lawrence County PCR, Black Hills Power and Light Co. Project, Refunding, 6.70%, 6/01/10 ....      5,000,000         5,185,900
     South Dakota HDA Revenue, Homeownership Mortgage,
       Series A, 6.30%, 5/01/17 .................................................................      1,260,000         1,312,189
       Series D, 6.65%, 5/01/14 .................................................................      3,045,000         3,205,167
       Series G, 7.125%, 5/01/14 ................................................................      3,405,000         3,595,340
                                                                                                                    --------------
                                                                                                                        13,298,596
                                                                                                                    --------------
     TENNESSEE .8%
     Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health
       Initiatives, Refunding,
       Series A, 5.00%, 12/01/18 ................................................................      2,150,000         2,002,252
     Hamilton County IDB, MFHR, Patten Towers Apartments, Series A,
       6.125%, 8/01/05 ..........................................................................      1,925,000         1,986,677
       6.30%, 8/01/07 ...........................................................................      1,000,000         1,043,300
     Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding, First
       Mortgage Mountain States Health, Series A, MBIA Insured, 6.00%, 7/01/21 ..................      7,000,000         7,363,720
     Knox County Health Educational and Housing Facilities Board MFHR, East Towne Village
       Project, GNMA Secured, 8.20%, 7/01/28 ....................................................      4,645,000         4,721,503
     Memphis GO, 5.00%, 4/01/17 .................................................................      3,000,000         2,938,620
     Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal
       Express Corp., 7.875%, 9/01/09 ...........................................................     14,690,000        15,248,661
       6.75%, 9/01/12 ...........................................................................      6,520,000         6,758,958
     Metropolitan Government of Nashville and Davidson County Health and Educational Facilities
       Board Revenue,
     Multi-Modal Health Facility, Asset Guaranty, 5.50%, 5/01/23 ................................        970,000           943,480
     (c)Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment Inc.,
      Refunding and Improvement, 6.00%, 5/01/03 .................................................      1,927,547           192,755
     Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 ...      1,940,000         1,986,056
     Shelby County Health Educational and Housing Facilities Board Hospital Revenue, MBIA
       Insured, 5.00%, 4/01/18 ..................................................................      5,000,000         4,806,600
     Tennessee HDA, Homeownership Program, Series 1992, 6.80%, 7/01/17 ..........................      1,820,000         1,878,804
     Tennessee State Local Development Authority Revenue, Community Provider Pooled Loan Program,
       Pre-Refunded, 6.45%, 10/01/14 ............................................................      2,275,000         2,512,283
                                                                                                                    --------------
                                                                                                                        54,383,669
                                                                                                                    --------------
     TEXAS 4.3%
     Austin Utility System Revenue,
       Refunding, FGIC Insured, 6.25%, 5/15/16 ..................................................      7,755,000         8,198,121
       Series A, Pre-Refunded, 8.00%, 11/15/16 ..................................................     18,100,000        18,126,969
     Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
       Refunding, FSA Insured, ETM,
       6.00%, 11/15/15 ..........................................................................      4,500,000         4,845,015
       6.10%, 11/15/23 ..........................................................................      8,300,000         9,041,854

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     TEXAS (CONT.)
     Bexar County HFC, MFHR, GO, American Opportunity Housing, Series A, MBIA Insured,
       5.80%, 1/01/31 ...........................................................................    $ 6,000,000    $    5,965,800
     Bexar County HFC, MFHR, Sunpark Apartments Project, 6.875%, 12/01/12 .......................      1,655,000         1,689,838
     Bexar Metropolitan Water District Water Works Systems Revenue, Refunding, MBIA Insured,
       5.875%, 5/01/22 ..........................................................................      2,860,000         2,942,025
     Brazos River Authority PCR, Texas Utilities Electric Co. Project, Collateralized, Refunding,
       Series C, 5.55%, 6/01/30 .................................................................     20,000,000        17,591,600
     Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue, American
       Airlines Inc., Refunding, 6.00%, 11/01/14 ................................................     29,400,000        29,698,410
       Series B, 6.05%, 5/01/29 .................................................................      5,000,000         5,115,350
       Series C, 6.15%, 5/01/29 .................................................................      6,100,000         6,297,274
     Fort Worth Higher Education Financial Corp. Higher Education Revenue, Texas Christian
       University Project, 5.00%, 3/15/27 .......................................................      4,000,000         3,720,240
     Grand Prairie Health Facilities Revenue, Dallas/Fort Worth Medical Center Project,
       Refunding, AMBAC Insured, 6.875%, 11/01/10 ...............................................      2,700,000         2,684,232
     Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, UXS Corp. Projects,
       Refunding, 5.50%, 9/01/17 ................................................................      3,250,000         2,895,620
     Harris County IDR, Marine Terminal Revenue, Refunding, 6.95%, 2/01/22 ......................     20,250,000        20,844,945
     Houston Water and Sewer System Revenue,
       Junior lien, Refunding, Series D, FGIC Insured, 5.00%, 12/01/25 ..........................      9,710,000         9,084,288
       Refunding, Series B, 6.375%, 12/01/14 ....................................................     21,000,000        21,951,090
     Joshua ISD, Refunding, Series B, 6.125%, 2/15/26 ...........................................         20,000            20,046
     Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%, 12/01/17 ........      1,000,000         1,042,250
     Matagorda County Navigation District No. 1 PCR,
       Central Power and Light Co. Project, Refunding, 6.00%, 7/01/28 ...........................     19,200,000        18,844,992
       Central Power and Light Co. Project, Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ...     16,500,000        16,673,085
     Matagorda County Navigation District No. 1 Revenue, PCR, Collateralized, Houston Lighting
       and Power Co., Refunding, Series A, AMBAC Insured, 6.70%, 3/01/27 ........................      5,500,000         5,704,655
     Mesquite HFC, SFMR, Series 1983, 10.75%, 9/01/14 ...........................................        240,000           240,881
     North Central Health Facility Development Corp. Revenue, Texas Health Resources System,
       Series B, MBIA Insured, 5.125%, 2/15/22 ..................................................      5,985,000         5,708,553
     Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
       Series A, 5.60%, 4/01/18 .................................................................      4,500,000         3,596,355
     Port Corpus Christi IDC Revenue, Valero, Refunding,
       Series B, 5.40%, 4/01/18 .................................................................      4,000,000         3,538,280
       Series C, 5.40%, 4/01/18 .................................................................      6,000,000         5,307,420
     Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22     13,000,000        11,555,830
     Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma,
       Central Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 .....................      5,000,000         5,231,100
     Sabine River Authority PCR,
       Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 .................      4,000,000         4,223,160
       Texas Utilities Electric Co. Project, Collateralized, Refunding, FGIC Insured,
       6.55%, 10/01/22 ..........................................................................      7,700,000         8,009,232
     San Antonio Water Revenue,
       MBIA Insured, 6.50%, 5/15/10 .............................................................      2,620,000         2,734,546
       MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 ...............................................        175,000           189,091
       senior lien, MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 ..................................      1,440,000         1,518,048
     Tarrant County Health Facilities Development Corp. Health Services Revenue, Health Resources
       System, Series A,
     MBIA Insured, 5.00%, 2/15/26 ...............................................................     10,000,000         8,942,200

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     TEXAS (CONT.)
     Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ................    $ 2,500,000    $    2,592,925
     Travis County HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 ..............................      3,250,000         3,424,623
     Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center
       Project, Series A, MBIA Insured, 5.50%, 11/01/17 .........................................      1,735,000         1,757,295
       Series D, FSA Insured, 5.375%, 11/01/27 ..................................................     14,400,000        14,052,384
                                                                                                                    --------------
                                                                                                                       295,599,622
                                                                                                                    --------------
     U.S. TERRITORIES 2.2%
     District of Columbia GO, Series A, FSA Insured, 5.375%, 6/01/24 ............................      5,000,000         4,950,850
     District of Columbia GO, Series E, MBIA Insured,
       6.00%, 6/01/13 ...........................................................................      3,845,000         4,015,641
       Pre-Refunded, 6.00%, 6/01/13 .............................................................        155,000           165,483
     District of Columbia HFA, MFHR, Refunding, Series A,
       7.10%, 9/01/12 ...........................................................................      1,830,000         1,882,942
       7.15%, 3/01/24 ...........................................................................      6,575,000         6,747,857
     District of Columbia Redevelopment Land Agency Washington D.C. Sports Arena Special Tax
       Revenue, 5.625%, 11/01/10 ................................................................        480,000           482,510
     District of Columbia Revenue, Catholic University of America, Connie Lee Insured,
       Pre-Refunded, 6.45%, 10/01/23 ............................................................      5,265,000         5,713,947
     District of Columbia Tobacco Settlement Financing Corp. Revenue, Asset Backed Bonds,
       6.50%, 5/15/33 ...........................................................................     35,000,000        35,140,000
     Guam Airport Authority Revenue, Series B,
         6.60%, 10/01/10 ........................................................................        325,000           344,715
     6.70%, 10/01/23 ............................................................................      1,000,000         1,051,430
     Guam Government Limited Obligation Highway Revenue, Refunding, Series A, FSA Insured,
       6.30%, 5/01/12 ...........................................................................        280,000           294,479
     Guam Power Authority Revenue, Series A, 5.25%, 10/01/23 ....................................        200,000           191,114
     Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
       6.60%, 3/15/28 ...........................................................................        980,000           971,376
     Puerto Rico Commonwealth GO,
       AMBAC Insured, 5.40%, 7/01/25 ............................................................        250,000           252,493
       Pre-Refunded, 6.50%, 7/01/23 .............................................................        250,000           274,893
       Public Improvement, Refunding, 5.75%, 7/01/17 ............................................        250,000           257,690
     Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
       Series A, 5.00%, 7/01/38 .................................................................      2,500,000         2,344,000
       Series Y, 5.50%, 7/01/26 .................................................................      1,150,000         1,161,420
       Series Y, 5.00%, 7/01/36 .................................................................     59,000,000        55,828,160
       Series Y, 5.50%, 7/01/36 .................................................................      7,000,000         7,129,430
     Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
       Refunding, 7.875%, 10/01/04 ..............................................................      2,445,000         2,478,374
     Puerto Rico Electric Power Authority Revenue,
       Series R, Pre-Refunded, 6.25%, 7/01/17 ...................................................        100,000           104,854
       Series T, 5.50%, 7/01/20 .................................................................        400,000           401,692
       Series X, 5.50%, 7/01/25 .................................................................        200,000           201,312
     Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage, First
       Portfolio, 6.25%, 4/01/29 ................................................................        130,000           134,856
     Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
       Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 .................................        350,000           366,160

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     U.S. TERRITORIES (CONT.)
     Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Industrial Revenue, Teacher's Retirement System Revenue, Series B,
       5.50%, 7/01/21 ...........................................................................    $   250,000    $      253,820
     Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ....................................        850,000           771,537
     Puerto Rico PBA Revenue, Public Education and Health Facilities, Refunding, Series M,
       5.75%, 7/01/15 ...........................................................................        900,000           918,576
     University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 .................        285,000           285,282
     Virgin Islands PFA Revenue,
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .......................      1,400,000         1,345,372
       senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ......................      1,900,000         1,788,356
       sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/01 .........................      1,755,000         1,766,162
       sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/02 .........................      1,700,000         1,723,851
       sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/03 .........................      1,850,000         1,879,064
     Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ....      6,485,000         6,089,156
     Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/18         500,000           456,125
                                                                                                                    --------------
                                                                                                                       150,164,979
                                                                                                                    --------------
     UTAH .7%
     Carbon County Solid Waste Disposal Revenue, Laidlaw Inc. Project, Refunding, Series A,
        7.50%, 2/01/10 ..........................................................................      5,050,000         5,010,964
     Intermountain Power Agency Power Supply Revenue,
       Refunding, ETM, 6.15%, 7/01/14 ...........................................................     16,225,000        17,663,346
       Series A, 6.15%, 7/01/14 .................................................................      8,775,000         9,410,047
     Salt Lake County College Revenue,
       Westminster College Project, 5.70%, 10/01/17 .............................................      1,000,000           963,840
       Westminster College Project, 5.75%, 10/01/27 .............................................      1,000,000           944,300
       Westminster College Project, 5.625%, 10/01/28 ............................................      3,305,000         3,041,063
     Utah State HFA,
       Refunding, Series A, FNMA Insured, 6.50%, 5/01/19 ........................................      2,945,000         3,021,217
       SFM, Refunding, 6.80%, 1/01/12 ...........................................................        300,000           310,242
       SFM, Series B, 6.55%, 7/01/19 ............................................................      1,065,000         1,112,126
       SFM, Series B, 6.55%, 7/01/26 ............................................................      2,170,000         2,252,243
       SFM, Series C-1, 6.80%, 7/01/12 ..........................................................        100,000           103,391
       SFM, Series E-1, 6.65%, 7/01/20 ..........................................................        775,000           808,147
                                                                                                                    --------------
                                                                                                                        44,640,926
                                                                                                                    --------------
     VERMONT .3%
     Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
       Series A, AMBAC Insured, 6.125%, 12/01/27 ................................................     13,000,000        13,762,060
     Vermont HFA, SFHR, Series 5, 7.00%, 11/01/27 ...............................................      8,120,000         8,445,287
                                                                                                                    --------------
                                                                                                                        22,207,347
                                                                                                                    --------------
     VIRGINIA .5%
     Danville IDA, Hospital Revenue,
       Danville Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/24 ............      5,840,000         6,420,671
       Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/19 .....................      5,885,000         6,470,146
     Henrico County IDA, Public Facilities Lease Revenue, Regional Jail Project, Pre-Refunded,
       6.00%, 8/01/15 ...........................................................................      7,250,000         7,851,533
     Medical College Hospital Authority Revenue, General Revenue Bonds, MBIA Insured,
       5.125%, 7/01/18 ..........................................................................      2,000,000         1,978,480

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     VIRGINIA (CONT.)
     Newport News GO, Series B, 5.00%, 3/01/19 ...................................................    $ 3,550,000    $    3,435,832
     Virginia State HDA, Commonwealth Mortgage, Series C, Sub Series C-6, 6.25%, 1/01/15 .........      5,120,000         5,246,464
                                                                                                                     --------------
                                                                                                                         31,403,126
                                                                                                                     --------------
     WASHINGTON 3.1%
     Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 ........................................        100,000           103,053
     Bellevue Water and Sewer Revenue, Refunding, 5.875%, 7/01/10 ................................        100,000           104,122
     Bellingham Housing Authority Revenue,
       Cascade Meadows Project, Pre-Refunded, 7.10%, 11/01/23 ....................................        200,000           221,822
       Pacific Rim and Cascade Meadows Project, Refunding, MBIA Insured, 5.20%, 11/01/27 .........        200,000           192,220
     Chelan County PUD No. 1,
       Chelan Hydro Consolidated System Revenue, Series A, 5.65%, 7/01/32 ........................      5,000,000         4,906,150
       Consolidated Revenue, Chelan Hydroelectric Division I Project, Series A, FSA Insured,
         5.25%, 7/01/33 ..........................................................................        200,000           187,064
     Clark County PUD No. 1 Generating Systems Revenue, FSA Insured, 5.50%, 1/01/25 ..............     15,015,000        14,993,979
     Clark County Sewer Revenue, MBIA Insured, 5.70%, 12/01/16 ...................................        200,000           216,944
     Conservation and Renewable Energy System Revenue, Washington Conservation Project,
       6.50%, 10/01/14 ...........................................................................        400,000           428,468
     Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 ............        100,000           105,244
     Federal Way GO, Refunding, 5.85%, 12/01/21 ..................................................        100,000           101,400
     Grant County PUD No. 2,
       Priest Rapids Hydroelectric Revenue, Second Series, Series B, MBIA Insured, 5.875%, 1/01/26        100,000           102,451
       Wanapum Hydroelectric Revenue, Refunding, Second Series, Series A, MBIA Insured,
         5.20%, 1/01/23 ..........................................................................        250,000           242,090
     King County GO,
       Sewer District, 5.875%, 1/01/15 ...........................................................        100,000           104,096
       Sewer, Refunding, Series C, 6.25%, 1/01/32 ................................................      8,715,000         9,274,329
     King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 ...............        175,000           180,408
     King County School District No. 400, Mercer Island, 5.90%, 12/01/15 .........................        100,000           104,124
     King County School District No. 412, Shoreline, Pre-Refunded, 6.10%, 6/01/13 ................        100,000           108,217
     King County School District No. 415, Kent, FSA Insured, 5.875%, 6/01/16 .....................        200,000           207,482
     Lewis County PUD No. 1, Cowlitz Falls Hydroelectric Project Revenue, 6.00%, 10/01/24 ........        200,000           200,784
     Pierce County EDC, Solid Waste Revenue,
       Occidental Petroleum Corp., 5.80%, 9/01/29 ................................................      4,375,000         3,942,050
       Steilacoom, Refunding, 6.60%, 8/01/22 .....................................................     32,480,000        33,571,328
     Pierce County Sewer Revenue, 5.70%, 2/01/17 .................................................        100,000           101,440
     Pilchuck Development Public Corp. Special Facilities Airport Revenue, Tramco Project, B.F ...
       Goodrich, 6.00%, 8/01/23 ..................................................................        800,000           770,472
     Port Moses Lake Public Corp., Union Carbide Corp.,
       7.50%, 8/01/04 ............................................................................      2,100,000         2,104,410
       7.875%, 8/01/06 ...........................................................................      1,000,000         1,016,950
     Port of Seattle Revenue, Series B,
       6.00%, 11/01/17 ...........................................................................        180,000           182,898
       Pre-Refunded, 6.00%, 11/01/17 .............................................................         20,000            20,731
     Seatac GO, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ......................................      3,210,000         3,502,335
     Seattle Housing Authority Low Income Housing Assistance Revenue, Kin On Project,
       7.40%, 11/20/36 ...........................................................................         99,000           111,000
     Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 ..................................     10,000,000         9,825,900
     Seattle Municipality Metropolitan Sewer Revenue, Refunding, Series V, 6.20%, 1/01/32 ........      9,880,000        10,134,114
     Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 .................................        300,000           285,243

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     WASHINGTON (CONT.)
     Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 .........................................    $   100,000    $      107,340
     Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 .........................        200,000           207,838
     Snohomish County PUD No. 1 Electric Revenue, Generation System, Refunding, FGIC Insured,
       6.00%, 1/01/18 ...........................................................................        200,000           211,698
     Snohomish County PUD No. 1 Water Revenue, 5.85%, 11/01/17 ..................................        100,000           100,361
     Snohomish County USD No. 6 GO, 6.50%, 12/01/11 .............................................      7,000,000         8,084,720
     Spokane County GO, Refunding, 6.00%, 12/01/14 ..............................................        130,000           137,744
     Spokane County Water District No. 3 Water Revenue, Refunding, 5.90%, 1/01/14 ...............        100,000           100,138
     Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 ................................................        100,000           104,223
     Tacoma Electric System Revenue, Refunding, FGIC Insured, 6.25%, 1/01/15 ....................        200,000           210,058
     Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ........................................        300,000           302,031
     Tacoma Refuse Utility Revenue, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/19 ................        100,000           112,750
     University of Washington Alumni Association Lease Revenue, Medical Center Roosevelt II, FSA
       Insured, 6.30%, 8/15/14 ..................................................................      4,500,000         4,740,885
     Washington State Health Care Facilities Authority Revenue,
       Children's Hospital and Regional Medical Center, FSA Insured, 5.00%, 10/01/28 ............        600,000           556,950
       Multicare Health Systems, MBIA Insured, 5.00%, 8/15/22 ...................................        250,000           235,310
       Providence Services, MBIA Insured, 5.50%, 12/01/26 .......................................      6,000,000         5,934,720
     Washington State Higher Education Facilities Authority Revenue, Pacific Lutheran University
       Project, Refunding, Connie Lee Insured, 5.70%, 11/01/26 ..................................        200,000           202,062
     Washington State Housing Finance Commission SF Program,
       Series 1A-1, GNMA Secured, 6.25%, 6/01/16 ................................................         95,000            99,013
       Series 1A-3, GNMA Secured, 6.15%, 12/01/15 ...............................................        200,000           207,644
       Series 2N, GNMA Secured, 6.05%, 12/01/16 .................................................         90,000            93,964
       Series 3A, GNMA Secured, 5.75%, 12/01/28 .................................................        180,000           180,913
     Washington State Housing Finance Commission SFMR, MBS Program, Series A, GNMA Secured,
       7.05%, 7/01/22 ...........................................................................         30,000            31,304
     Washington State Motor Vehicle Fuel Tax GO, Series D, 6.00%, 9/01/20 .......................        240,000           249,785
     Washington State Public Power Supply System Revenue,
       Nuclear Project No. 1, Refunding, Series A, 6.05%, 7/01/12 ...............................     35,355,000        37,096,234
       Nuclear Project No. 1, Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 .................     18,655,000        19,433,846
       Nuclear Project No. 2, Refunding, Series A, 6.00%, 7/01/09 ...............................     18,330,000        19,260,797
       Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 ...............................      7,700,000         8,667,120
       Nuclear Project No. 2, Series A, 6.25%, 7/01/12 ..........................................      3,200,000         3,324,320
     Washington State Public Power Supply System, Nuclear Project No 1, Refunding, Series A,
       MBIA Insured, 6.25%, 7/01/17 .............................................................      1,310,000         1,377,740
                                                                                                                    --------------
                                                                                                                       209,024,826
                                                                                                                    --------------
     WEST VIRGINIA .7%
     Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project,
       6.50%, 4/01/25 ...........................................................................      3,500,000         3,577,070
       Refunding, 5.40%, 5/01/25 ................................................................     10,000,000         9,097,100
     Putnam County PCR, FMC Corp. Project, Refunding, 5.625%, 10/01/13 ..........................      1,700,000         1,679,753
     Tyler County PCR, Union Carbide Corp., 7.625%, 8/01/05 .....................................      2,400,000         2,673,864
     West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 ............................     10,000,000         9,697,900
     West Virginia State Hospital Finance Authority Hospital Revenue, Logan General Hospital
       Project, Refunding and Improvement, 7.25%, 7/01/20 .......................................      7,000,000         4,257,890

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     WEST VIRGINIA (CONT.)
     West Virginia State Housing Development Fund, Housing Finance, Series D,
       7.00%, 5/01/17 ...........................................................................    $  6,000,000    $    6,193,140
       7.05%, 11/01/24 ..........................................................................       9,000,000         9,277,200
                                                                                                                      --------------
                                                                                                                         46,453,917
                                                                                                                      --------------
     WISCONSIN 1.2%
     Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 .................................       2,200,000         2,236,102
     Madison Industrial IDR, Madison Gas and Electric Co. Project, Series A,
       6.75%, 4/01/27 ...........................................................................       4,220,000         4,376,562
     Wisconsin Housing and EDA, Homeownership Revenue,
       Refunding, Series A, 6.10%, 11/01/10 .....................................................       9,190,000         9,684,790
       Series 1, 6.75%, 9/01/15 .................................................................      10,230,000        10,568,920
       Series 1, 6.75%, 9/01/17 .................................................................       3,000,000         3,097,320
       Series A, 6.90%, 3/01/16 .................................................................       1,985,000         2,098,879
       Series A, 6.45%, 3/01/17 .................................................................       5,500,000         5,718,405
       Series A, 7.10%, 3/01/23 .................................................................       3,605,000         3,709,509
       Series B, 7.05%, 11/01/22 ................................................................       3,000,000         3,098,760
     Wisconsin State Health and Educational Facilities Authority Revenue,
       Children's Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 ....................      21,050,000        20,710,464
       Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 ...................................       1,500,000         1,397,430
       Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 ...................................       1,000,000           902,980
       Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 ...............................       6,500,000         6,935,435
       Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 ...............................       7,500,000         7,879,425
                                                                                                                      --------------
                                                                                                                         82,414,981
                                                                                                                      --------------
     WYOMING .2%
     Wyoming CDA,
       Housing Revenue, Refunding, Series 6, 6.10%, 12/01/28 ....................................      11,540,000        11,848,695
       MFMR, Series A, 6.95%, 6/01/24 ...........................................................       3,460,000         3,565,841
       MFMR, Series A, Pre-Refunded, 6.90%, 6/01/12 .............................................       1,280,000         1,320,538
       SFMR, Series G, 7.25%, 6/01/21 ...........................................................         370,000           380,090
                                                                                                                      --------------
                                                                                                                         17,115,164
                                                                                                                      --------------
     TOTAL BONDS ................................................................................                      6,375,485,130
                                                                                                                      --------------
     ZERO COUPON/STEP-UP BONDS 3.8%
     Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
       Hospital Project, Series A, 12/01/22 .....................................................      11,040,000         8,554,565
     Chicago RMR, Refunding, Series B, MBIA Insured, 10/01/09 ...................................       2,780,000         1,549,683
     Coldwater Community Schools, MBIA Insured, Pre-Refunded, 5/01/18 ...........................       5,935,000         2,317,143
     Colorado Springs Airport Revenue, Series C,
       01/01/03 .................................................................................       1,660,000         1,544,730
       01/01/05 .................................................................................       1,610,000         1,356,731
       01/01/07 .................................................................................       1,675,000         1,256,719
       01/01/08 .................................................................................         800,000           564,264
       01/01/11 .................................................................................       1,450,000           848,830

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     ZERO COUPON/STEP-UP BONDS (CONT.)
     Cook County GO, Community Consolidated School District No. 54, Schaumburg Township, Series B,
      FGIC Insured, Pre-Refunded,
       01/01/07 ..................................................................................    $ 3,505,000    $    2,576,841
       01/01/08 ..................................................................................      4,800,000         3,302,208
       01/01/09 ..................................................................................      4,380,000         2,817,041
       01/01/10 ..................................................................................      5,760,000         3,471,667
     Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
       AMBAC Insured, 01/01/25 ...................................................................      3,080,000           805,420
       01/01/26 ..................................................................................      3,815,000           940,398
       01/01/27 ..................................................................................      3,000,000           698,670
       01/01/28 ..................................................................................     13,315,000         2,929,699
       01/01/29 ..................................................................................      8,410,000         1,743,645
     District of Columbia Revenue, Capital Appreciation, Georgetown University,
       MBIA Insured, 04/01/22 ....................................................................     12,870,000         3,655,981
       MBIA Insured, 04/01/23 ....................................................................     14,160,000         3,763,445
       Series A, MBIA Insured, 04/01/20 ..........................................................      8,860,000         2,880,740
     Florida State Mid-Bay Bridge Authority Revenue, Series A, senior lien, AMBAC Insured,
       10/01/23 ..................................................................................      5,000,000         1,388,300
       10/01/24 ..................................................................................      3,000,000           786,690
     Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, 01/15/24 .................................................     65,000,000        15,418,000
       Convertible Capital Appreciation, Refunding, 01/15/23 .....................................     35,000,000        20,366,850
     Harrison Community Schools GO, AMBAC Insured, 5/01/20 .......................................      6,000,000         1,979,100
(b)  Hays Consolidated ISD, Capital Appreciation,
       08/15/19 ..................................................................................      5,285,000         1,790,030
       08/15/21 ..................................................................................      8,420,000         2,493,751
       08/15/22 ..................................................................................      8,470,000         2,352,797
     Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A,
       08/15/07 ..................................................................................      1,640,000         1,235,396
       08/15/08 ..................................................................................      4,505,000         3,211,795
       08/15/09 ..................................................................................      4,580,000         3,094,431
       08/15/10 ..................................................................................      4,620,000         2,947,606
       08/15/13 ..................................................................................      6,825,000         3,619,844
       08/15/14 ..................................................................................      6,860,000         3,406,470
       08/15/16 ..................................................................................      7,005,000         3,056,842
       08/15/17 ..................................................................................      7,115,000         2,917,719
     Kentucky Economic Development Finance Authority Health System Revenue, Norton Healthcare
       Inc., Refunding, Series B, MBIA Insured, 10/01/18 .........................................     10,000,000         3,714,300
     Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc., Series C,
       MBIA Insured, zero cpn. to 10/01/05
       6.05% thereafter, 10/01/19 ................................................................     11,080,000         8,759,405
       6.10% thereafter, 10/01/21 ................................................................      8,925,000         7,032,543
       6.15% thereafter, 10/01/23 ................................................................     16,945,000        13,322,159

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     ZERO COUPON/STEP-UP BONDS (CONT.)
     Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
       Capital Appreciation, Series A, FGIC Insured, 06/15/09 ...................................    $  9,510,000    $    6,507,122
       Capital Appreciation, Series A, FGIC Insured, Pre-Refunded, ETM, 06/15/09 ................       1,490,000         1,025,195
       McCormick Place Expansion Project, Series A, FGIC Insured, 06/15/10 ......................       8,000,000         5,177,600
       McCormick Place Expansion Project, Series A, FGIC Insured, 06/15/11 ......................       9,690,000         5,920,299
       McCormick Place Expansion Project, Series A, FGIC Insured, 06/15/12 ......................         250,000           243,750
       McCormick Place Expansion Project, Series A, FGIC Insured, Pre-Refunded, 06/15/12 ........      11,550,000        11,544,687
       McCormick Place Exposition, Series A, FGIC Insured, 06/15/08 .............................       7,185,000         5,187,498
       McCormick Place Exposition, Series A, FGIC Insured, ETM, 06/15/08 ........................       1,315,000           954,716
     Miami-Dade County Special Obligation, sub. lien, Series B, MBIA Insured, 10/01/34 ..........       5,500,000           790,790
     Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured, 1/01/08 ...............       5,250,000         3,880,380
     San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Refunding, Series A, 01/15/21 ............................................................      50,000,000        33,380,000
       senior lien, ETM, 01/01/23 ...............................................................       7,000,000         2,120,510
     Shreveport Water and Sewer Revenue, Series B, FGIC Insured,
       12/01/07 .................................................................................         490,000           332,695
       12/01/08 .................................................................................       2,530,000         1,597,366
       12/01/09 .................................................................................       4,080,000         2,399,856
       12/01/10 .................................................................................       5,630,000         3,084,621
     University of Illinois Revenues, AMBAC Insured, 4/01/10 ....................................      14,250,000         9,313,515
     Washington State Public Power Supply System Revenue, Nuclear Project No. 3, Refunding,
       Series B,
       07/01/12 .................................................................................       6,400,000         3,604,736
       07/01/13 .................................................................................      11,000,000         5,829,560
       07/01/14 .................................................................................      15,000,000         7,439,198
                                                                                                                     --------------
     TOTAL ZERO COUPON/STEP-UP BONDS ............................................................                       260,806,542
                                                                                                                     --------------
     TOTAL LONG TERM INVESTMENTS (COST $6,426,708,392) ..........................................                     6,636,291,672
                                                                                                                     --------------
(a)  SHORT TERM INVESTMENTS 1.0%

     Idaho Health Facilities Authority Revenue, St. Lukes Medical Center Project, FSA Insured,
       Daily VRDN and Put, 1.80%, 7/01/30 .......................................................       6,200,000         6,200,000
     Long Island Power Authority Electric System Revenue,
       Series 6, Daily VRDN and Put, 4.50%, 5/01/33 .............................................       8,000,000         8,000,000
       Sub Series 5, Daily VRDN and Put, 3.35%, 5/01/33 .........................................      24,640,000        24,640,000
     Maricopa County Pollution Control Corp. PCR, Public Service Co. of Colorado, Refunding,
       Series D, Daily VRDN and Put, 4.10%, 5/01/29 .............................................       4,100,000         4,100,000
     Missouri State Health and Educational Facilities Authority Revenue, Christian Health
       Services, Series A, Weekly VRDN and Put, 3.70%, 11/01/19 .................................         400,000           400,000
     New York City Municipal Water Finance and Authority Water and Sewer System Revenue, Series
       G, Daily VRDN and Put, 3.33%, 6/15/24 ....................................................       3,600,000         3,600,000
     Ohio State Water Development Authority PCR, Facilities Revenue, Toledo Edison Co. Project,
       Refunding, Series A, Daily VRDN and Put, 4.10%, 4/01/24 ..................................       4,300,000         4,300,000
     Pinal County IDA, PCR, Magma-Copper Co., Newmont Mining Corp., Daily VRDN and Put,
       3.15%, 12/01/09 ..........................................................................       3,100,000         3,100,000

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a)  SHORT TERM INVESTMENTS (CONT.)
     Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly
       VRDN and Put, 3.65%, 12/01/15 ............................................................    $ 4,500,000    $    4,500,000
     Washington State Health Care Facilities Authority Revenue, Sisters of Providence, Series
       E, Daily VRDN and Put, 2.55%, 10/01/05 ...................................................      5,800,000         5,800,000
                                                                                                                    --------------
     TOTAL SHORT TERM INVESTMENTS (COST $64,640,000) ............................................                       64,640,000
                                                                                                                    --------------
     TOTAL INVESTMENTS (COST $6,491,348,392) 98.6% ..............................................                    6,700,931,672
     OTHER ASSETS, LESS LIABILITIES 1.4% ........................................................                       93,761,373
                                                                                                                    --------------
     NET ASSETS 100.0% ..........................................................................                   $6,794,693,045
                                                                                                                    ==============


See glossary of terms on page 56.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c)  See Note 6 regarding defaulted securities.


                       See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)




GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CDA      - Community Development Authority/Agency
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
EDA      - Economic Development Authority
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FI/GML   - Federally Insured or Guaranteed Mortgage Loans
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority/Agency Revenue
HFC      - Housing Finance Corp.
HMR      - Home Mortgage Revenue
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority/Agency Revenue
IDB      - Industrial Development Board
IDBR     - Industrial Development Board Revenue
IDC      - Industrial Development Corp.
IDR      - Industrial Development Revenue
ISD      - Independent School District
LP       - Limited Partnership
MBIA     - Municipal Bond Investors Assurance Corp.
MBS      - Mortgage Backed Securities
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Finance Authority
PFAR     - Public Finance Authority Revenue
PUD      - Public Utility District
RDA      - Redevelopment Authority/Agency
RDAR     - Redevelopment Authority/Agency Revenue
RMR      - Residential Mortgage Revenue
SF       - Single Family
SFHR     - Single Family Housing Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
USD      - Unified School District
VRDN     - Variable Rate Demand Notes

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001


Assets:
 Investments in securities:
Cost .....................................................................................................   $ 6,491,348,392
                                                                                                             ===============
Value ....................................................................................................     6,700,931,672
 Cash ....................................................................................................            69,226
 Receivables:
Investment securities sold ...............................................................................         1,939,550
Capital shares sold ......................................................................................         9,059,565
Interest .................................................................................................       118,049,659
                                                                                                             ---------------
Total assets .............................................................................................     6,830,049,672
                                                                                                             ---------------
Liabilities:
 Payables:
Investment securities purchased ..........................................................................        21,400,065
Capital shares redeemed ..................................................................................         6,695,324
Affiliates ...............................................................................................         3,467,488
Shareholders .............................................................................................         3,294,694
 Other liabilities .......................................................................................           499,056
                                                                                                             ---------------
Total liabilities ........................................................................................        35,356,627
                                                                                                             ---------------
 Net assets, at value ....................................................................................   $ 6,794,693,045
                                                                                                             ===============
 Net assets consist of:
 Undistributed net investment income .....................................................................   $       690,252
 Net unrealized appreciation .............................................................................       209,583,280
 Accumulated net realized loss ...........................................................................       (42,462,585)
 Capital shares ..........................................................................................     6,626,882,098
                                                                                                             ---------------
 Net assets, at value ....................................................................................   $ 6,794,693,045
                                                                                                             ===============
CLASS A:
 Net asset value per share ($6,431,799,540/546,326,445 shares outstanding)(a) ............................   $         11.77
                                                                                                             ===============
 Maximum offering price per share ($11.77/95.75%) ........................................................   $         12.29
                                                                                                             ===============
CLASS B:
 Net asset value and maximum offering price per share ($120,638,845/10,252,534 shares outstanding)(a) ....   $         11.77
                                                                                                             ===============
CLASS C:
 Net asset value per share ($242,254,660/20,585,075 shares outstanding)(a) ...............................   $         11.77
                                                                                                             ===============
 Maximum offering price per share ($11.77/99.00%) ........................................................   $         11.89
                                                                                                             ===============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                     57

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2001




Investment income:
 Interest ......................................................    $409,111,404
                                                                    ------------
Expenses:
 Management fees (Note 3) ......................................      30,299,506
 Distribution fees (Note 3)
Class A ........................................................       5,183,894
Class B ........................................................         566,147
Class C ........................................................       1,383,429
 Transfer agent fees (Note 3) ..................................       3,506,458
 Custodian fees ................................................          55,435
 Reports to shareholders .......................................         256,620
 Registration and filing fees ..................................         213,267
 Professional fees (Note 3) ....................................         163,459
 Directors' fees and expenses ..................................         131,646
 Other .........................................................         191,640
                                                                    ------------
Total expenses .................................................      41,951,501
                                                                    ------------
 Net investment income .........................................     367,159,903
                                                                    ------------
Realized and unrealized gains:
 Net realized gain from investments ............................       5,497,147
 Net unrealized appreciation on investments ....................     202,013,177
                                                                    ------------
Net realized and unrealized gain ...............................     207,510,324
                                                                    ------------
Net increase in net assets resulting from operations ...........    $574,670,227
                                                                    ============

58                     See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2001 AND 2000

                                                                             2001                    2000
                                                                       ---------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income .............................................    $   367,159,903         $   394,455,321
Net realized gain (loss) from investments .........................          5,497,147             (47,663,825)
Net unrealized appreciation (depreciation) on investments .........        202,013,177            (494,853,639)
                                                                       ---------------------------------------
Net increase (decrease) in net assets resulting from operations ...        574,670,227            (148,062,143)
 Distributions to shareholders from:
Net investment income:
 Class A ..........................................................       (354,181,418)           (382,450,278)
 Class B ..........................................................         (4,293,765)             (2,605,389)
 Class C ..........................................................        (10,689,979)            (10,680,321)
Net realized gains:
 Class A ..........................................................               --                (4,251,999)
 Class B ..........................................................               --                   (20,970)
 Class C ..........................................................               --                  (130,567)
                                                                       ---------------------------------------
 Total distributions to shareholders ..............................       (369,165,162)           (400,139,524)
 Capital share transactions: (Note 2)
 Class A ..........................................................        (86,183,707)           (320,895,503)
 Class B ..........................................................         52,201,052              41,612,034
 Class C ..........................................................         35,879,125               4,088,573
                                                                       ---------------------------------------
 Total capital share transactions .................................          1,896,470            (275,194,896)
Net increase (decrease) in net assets .............................        207,401,535            (823,396,563)
Net assets
 Beginning of year ................................................      6,587,291,510           7,410,688,073
                                                                       ---------------------------------------
 End of year ......................................................    $ 6,794,693,045         $ 6,587,291,510
                                                                       =======================================
Undistributed net investment income included in net assets:
 End of year ......................................................    $       690,252         $     2,695,511
                                                                       =======================================

                       See notes to financial statements.                     59

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of its investments by approximately $2,297,230.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 2001, there were ten billion shares of no par value stock authorized, of which three billion each were designated as Class A and Class C, and one hundred million were designated as Class B. Transactions in the Fund's shares were as follows:

                                                                               YEAR ENDED APRIL 30,
                                                    -----------------------------------------------------------------------------
                                                                  2001                                       2000
                                                    -----------------------------------------------------------------------------
                                                       SHARES              AMOUNT                 SHARES              AMOUNT
                                                    -----------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold                                         65,466,951       $   763,099,239           117,037,208       $ 1,368,319,268
 Shares issued on merger(a)                                  --                    --            12,219,274           145,466,596
 Shares issued in reinvestment of distributions      12,897,807           149,860,717            14,046,199           163,631,450
 Shares redeemed                                    (85,958,611)         (999,143,663)         (171,803,128)       (1,998,312,817)
                                                    -----------------------------------------------------------------------------
 Net decrease                                        (7,593,853)      $   (86,183,707)          (28,500,447)      $  (320,895,503)
                                                    =============================================================================

CLASS B SHARES:
 Shares sold                                          4,857,973       $    56,929,781             4,234,722       $    49,734,204
 Shares issued in reinvestment of distributions         197,540             2,300,308               131,183             1,519,166
 Shares redeemed                                       (603,114)           (7,029,037)             (840,415)           (9,641,336)
                                                    -----------------------------------------------------------------------------
 Net increase                                         4,452,399       $    52,201,052             3,525,490       $    41,612,034
                                                    =============================================================================

CLASS C SHARES:
 Shares sold                                          6,207,687       $    72,731,222             5,630,436       $    65,795,085
 Shares issued in reinvestment of distributions         540,022             6,278,549               564,964             6,580,822
 Shares redeemed                                     (3,705,832)          (43,130,646)           (5,917,220)          (68,287,334)
                                                    -----------------------------------------------------------------------------
 Net increase                                         3,041,877       $    35,879,125               278,180       $     4,088,573
                                                    =============================================================================

(a) On June 24, 1999, the Fund acquired the net assets of the Hawaii Municipal Bond Fund and the Indiana Tax-Free Income Fund in a tax-free exchange pursuant to a plan of reorganization approved by their shareholders. On August 26, 1999, the Fund acquired the net assets of the Arkansas Municipal Bond Fund and the Washington Municipal Bond Fund in a tax free exchange pursuant to a plan of reorganization approved by their shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, LLC. (Investor Services), and Franklin Templeton Services, LLC. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                   NET ASSETS
--------------------------------------------------------------------------------
   .625%                    First $100 million
   .500%                    Over $100 million, up to and including $250 million
   .450%                    Over $250 million, up to and including $10 billion

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10%, .65% and .65% per year of the average daily net assets of Class A, Class B and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the year of $2,683,502 and $276,836, respectively.

The Fund paid transfer agent fees of $3,506,458 of which $2,585,958 was paid to Investor Services.

Included in professional fees are legal fees of $24,295 that were paid to a law firm in which a partner was an officer of the Fund.


4. INCOME TAXES

At April 30, 2001, the Fund had tax basis capital losses of $42,455,672 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2003 ...........................................................    $    71,377
 2004 ...........................................................         99,997
 2007 ...........................................................        117,620
 2008 ...........................................................     19,007,810
 2009 ...........................................................     23,158,868
                                                                     -----------
                                                                     $42,455,672
                                                                     ===========

At April 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $6,491,355,305 was as follows:

 Unrealized appreciation                                           $286,134,152
 Unrealized depreciation                                            (76,557,785)
                                                                   ------------
 Net unrealized appreciation                                       $209,576,367
                                                                   ============

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2001 aggregated $637,660,485 and $701,986,797, respectively.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (continued)


6. DEFAULTED SECURITIES

At April 30, 2001, the Fund held defaulted securities with a value aggregating $192,755. For information as to the specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF FRANKLIN FEDERAL TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Federal Tax-Free Income Fund (the "Fund") at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 4, 2001

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Tax Designation


Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 2001.

This page intentionally left blank. This page intentionally left blank.

This page intentionally left blank.









              EVERY SHAREHOLDER'S VOTE IS IMPORTANT


























                PLEASE SIGN, DATE AND RETURN YOUR
                           PROXY TODAY




           Please detach at perforation before mailing.





PROXY                                                                    PROXY
                 SPECIAL SHAREHOLDERS' MEETING OF
                     FTI MUNICIPAL BOND FUND
                          MARCH 22, 2002

The undersigned hereby revokes all previous proxies for his or her shares and appoints Ruta M. Dragunas and Jassmine Braxton, and each of them, proxies of the undersigned with full power of substitution to vote all shares of FTI Municipal Bond Fund ("FTI Fund") that the undersigned is entitled to vote at the FTI Fund's Special Shareholders' Meeting to be held at 600 Fifth Avenue New York, New York 10020 at 11:00 a.m. Eastern time on March 22, 2002, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                              VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                              CONTROL NUMBER:

                              Note: Please sign exactly as your name
                              appears on the proxy. If signing for
                              estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.


                              -----------------------------------
                              Signature

                              -----------------------------------
                              Signature

                              -----------------------------------
                              Date

                     (Please see reverse side)




               EVERY SHAREHOLDER'S VOTE IS IMPORTANT


























                PLEASE SIGN, DATE AND RETURN YOUR
                            PROXY TODAY




           Please detach at perforation before mailing.





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FTI FUNDS ON BEHALF OF FTI FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF FTI FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN FEDERAL TAX-FREE INCOME FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

                                             FOR       AGAINST       ABSTAIN
1. To approve or  disapprove an Agreement
and Plan of  Reorganization  between  FTI    [  ]        [  ]          [  ]
Funds on behalf of FTI Fund and  Franklin
Tax-Free  Income Fund  ("Franklin  Fund")
that provides for (i) the  acquisition of
substantially all of the assets of FTI Fund
by Franklin Fund in exchange for shares of
Franklin Fund, (ii) the distribution of such
shares to the shareholders of FTI Fund and
(iii) the complete liquidation and
dissolution of FTI Fund. Shareholders of
FTI Fund will receive Advisor Class shares
of Franklin Fund with an aggregate net
asset value equal to the aggregate net
asset value of such shareholder shares in
FTI Fund.
                                             GRANT      WITHHOLD      ABSTAIN
2. To grant the proxyholders the
authority to transact any other              [  ]        [  ]          [   ]
business, not currently contemplated,
that may properly come before the
meeting.



           IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY...TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.  NO
POSTAGE REQUIRED IF MAILED IN THE U.S.







                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                      FRANKLIN FEDERAL TAX-FREE INCOME FUND
                             DATED FEBRUARY 25, 2002


                                 ACQUISITION OF
                                  THE ASSETS OF
                            FTI MUNICIPAL BOND FUND,
                              A SERIES OF FTI FUNDS

                      BY AND IN EXCHANGE FOR SHARES OF THE
                      FRANKLIN FEDERAL TAX-FREE INCOME FUND

      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of FTI Municipal Bond Fund for Advisor Class shares of Franklin Federal Tax-Free Income Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this
SAI:

           1. Statement of Additional Information of Franklin Federal Tax-Free Income Fund - Class A, B & C Class dated September 1, 2001.

           2.   Statement of Additional Information of FTI
                Municipal Bond Fund dated March 31, 2001.

           3.   Semi-Annual Report of Franklin Federal Tax-Free
                Income Fund for the period ended October 31, 2001.

           4. Annual Report of FTI Municipal Bond Fund for the year ended November 30, 2001.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated February 25, 2002, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Franklin Federal Tax-Free Income Fund, One Franklin Parkway, San Mateo, CA 94403-1906.

--------------------------------------------------------------



GOF SA-AC
                      SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                      STATEMENTS OF ADDITIONAL INFORMATION
                         OF EACH OF THE LISTED FUNDS:

         FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC. - CLASS A,B,C
                      FRANKLIN CALIFORNIA TAX-FREE TRUST Franklin California Insured Tax-Free Income Fund - Class A,B,C
          Franklin California Intermediate-Term Tax-Free Income Fund
                   Franklin California Tax-Exempt Money Fund
              FRANKLIN FEDERAL TAX-FREE INCOME FUND - CLASS A,B,C
                             FRANKLIN GLOBAL TRUST
             Franklin Global Aggressive Growth Fund - Class A,B,C
                   Franklin Global Growth Fund- Class A,B,C
             FRANKLIN GOLD AND PRECIOUS METALS FUND - CLASS A,B,C
                      FRANKLIN INVESTORS SECURITIES TRUST
               Franklin Convertible Securities Fund - Class A,C
                   Franklin Equity Income Fund - Class A,B,C
            Franklin Floating Rate Daily Access Fund - Class A,B,C
          Franklin Short-Intermediate U.S. Government Securities Fund
                      FRANKLIN MUNICIPAL SECURITIES TRUST
          Franklin California High Yield Municipal Fund - Class A,B,C
                    Franklin Tennessee Municipal Bond Fund
             FRANKLIN NEW YORK TAX-FREE INCOME FUND - CLASS A,B,C
                       FRANKLIN NEW YORK TAX-FREE TRUST Franklin New York Insured Tax-Free Income Fund - Class A,C
           Franklin New York Intermediate-Term Tax-Free Income Fund
                    Franklin New York Tax-Exempt Money Fund
              FRANKLIN REAL ESTATE SECURITIES TRUST - CLASS A,B,C
                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
                            FRANKLIN STRATEGIC SERIES
                          Franklin U.S. Long-Short Fund
                            FRANKLIN TAX-FREE TRUST
               Franklin Alabama Tax-Free Income Fund - Class A,C
              Franklin Arizona Tax-Free Income Fund - Class A,B,C
              Franklin Colorado Tax-Free Income Fund - Class A,C
                        Franklin Tax-Free Trust (cont.)
             Franklin Connecticut Tax-Free Income Fund - Class A,C
            Franklin Federal Intermediate-Term Tax-Free Income Fund
                 Franklin Florida Insured Tax-Free Income Fund
              Franklin Florida Tax-Free Income Fund - Class A,B,C
               Franklin Georgia Tax-Free Income Fund - Class A,C
            Franklin High Yield Tax-Free Income Fund - Class A,B,C
              Franklin Insured Tax-Free Income Fund - Class A,B,C
                    Franklin Kentucky Tax-Free Income Fund
              Franklin Louisiana Tax-Free Income Fund - Class A,C
              Franklin Maryland Tax-Free Income Fund - Class A,C
        Franklin Massachusetts Insured Tax-Free Income Fund - Class A,C
         Franklin Michigan Insured Tax-Free Income Fund - Class A,B,C
          Franklin Minnesota Insured Tax-Free Income Fund - Class A,C
              Franklin Missouri Tax-Free Income Fund - Class A,C
            Franklin New Jersey Tax-Free Income Fund - Class A,B,C Franklin North Carolina Tax-Free Income Fund - Class A,C Franklin Ohio Insured Tax-Free Income Fund - Class A,B,C
               Franklin Oregon Tax-Free Income Fund - Class A,C
           Franklin Pennsylvania Tax-Free Income Fund - Class A,B,C
               Franklin Double Tax-Free Income Fund - Class A,C
                Franklin Texas Tax-Free Income Fund - Class A,C
              Franklin Virginia Tax-Free Income Fund - Class A,C FRANKLIN TEMPLETON GLOBAL TRUST
                      Franklin Templeton Hard Currency Fund
                     FRANKLIN TEMPLETON INTERNATIONAL TRUST Templeton Foreign
            Smaller Companies Fund - Class A,B,C
                 Templeton Global Long-Short Fund - Class A,B
                   Templeton Pacific Growth Fund - Class A,C
                       TEMPLETON GLOBAL INVESTMENT TRUST Templeton International
               (Ex EM) Fund - Class A,C
                   Templeton Latin America Fund - Class A,C TEMPLETON GLOBAL
              OPPORTUNITIES TRUST - Class A,B,C

The Statement of Additional Information is amended as follows:

I. The first and second paragraphs under "Buying and Selling Shares - Retirement plans" are replaced with the following:

 Retirement plans. Effective January 1, 2002, (i) individual retirement accounts with investments of $1 million or more, (ii) Qualified Retirement Plans, ERISA covered 403(b)'s and certain non-qualified deferred compensation arrangements that operate in a similar manner to Qualified Retirement Plans, such as 457 plans and executive deferred compensation arrangements, with assets of $20 million or more, (iii) ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping with assets of $10 million or more and (iv) ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping with assets of less than $10 million if Class R shares are not offered on a particular fund are eligible to buy Class A shares without an initial sales charge.

 Retirement plans with assets invested in one or more Franklin Templeton funds on December 31, 2001, or in contract on December 31, 2001, to add one or more Franklin Templeton funds to the plan's investment options, and sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or (iii) that agreed to invest at least $500,000 in Franklin Templeton funds over a 13 month period may continue to buy Class A shares without an initial sales charge.

 A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

 Retirement plans that are not Qualified Retirement Plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
 Code) must meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

II. The second paragraph under the section "Buying and Selling Shares - Dealer compensation" is replaced with the following:

 Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more:

 Equity funds: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

 Fixed Income funds: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

III. The third paragraph under the section "Buying and Selling Shares - Dealer compensation" is deleted.

IV. The fourth paragraph under the section "Buying and Selling Shares - Dealer compensation" is replaced with the following:

 Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

V. The first paragraph under the section "Buying and Selling Shares - Contingent deferred sales charge (CDSC)" is replaced with the following:

 If you invest $1 million or more in Class A shares on or after February 1, 2002, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 18 months of purchase. For purchases made prior to February 1, 2002, a CDSC of 1% may apply to shares redeemed within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase.

               Please keep this supplement for future reference.

January 1, 2002





FRANKLIN FEDERAL TAX-FREE INCOME FUND

CLASS A, B & C


STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2001


[Insert Franklin Templeton Ben Head]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated September 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended April 30, 2001, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal, Strategies and Risks ................................................... 2
Officers and Directors ........................................................6
Management and Other Services .................................................9
Portfolio Transactions .......................................................10
Distributions and Taxes ......................................................10
Organization, Voting Rights and
 Principal Holders ...........................................................13
Buying and Selling Shares ....................................................13
Pricing Shares ...............................................................18
The Underwriter ..............................................................19
Performance ..................................................................20
Miscellaneous Information ....................................................23
Description of Ratings .......................................................23



MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S.
     GOVERNMENT;

o    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


GOAL, STRATEGIES AND RISKS

--------------------------------------------------------------------------------
Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.


The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Of course, there is no assurance that the Fund will meet its goal.

The Fund normally invests at least 80% of its total assets in securities that pay interest free from regular federal income taxes including the federal alternative minimum tax.


The Fund may not:


1. Borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the total asset value.


2. Buy any securities on "margin" or sell any securities "short."

3. Lend any funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning securities to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower provided such security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under federal securities laws in connection with the disposition of portfolio securities.


5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.


6. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of the its officers, directors, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.


7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.


8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund and, therefore, there are no option transactions available for the Fund.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and (iii) aggregate investments by the Fund in any such money market fund do not exceed
(A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.


11. Invest more than 25% of assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.


NON-FUNDAMENTAL INVESTMENT POLICIES

Although the Fund must invest at least 80% of its assets in securities that pay interest free from regular federal income taxes, including the federal alternative minimum tax, the Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT THE FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH THE FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes:

BOND ANTICIPATION NOTES are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION NOTES are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION NOTES are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS The Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower the Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for the Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. The Fund may invest in taxable commercial paper only for temporary defensive purposes.


CONVERTIBLE AND STEP COUPON BONDS The Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refunded), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. The Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The Fund may invest in municipal lease obligations, including certificates of participation. The board of directors reviews the Fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by the Fund's manager.


Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES The Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers the Fund's income when interest rates fall. Of course, the Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. The Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES The Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.


IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, THE FUND MAY ALSO BE SUBJECT TO CERTAIN OTHER CHARACTERISTICS AND RISKS, AND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH, ALONG WITH THESE RISKS, ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH THE FUND'S GOALS AND OBJECTIVES.


CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, the Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

DIVERSIFICATION The Fund is a diversified fund. As a fundamental policy, the Fund will not buy a security if, with respect to 75% of its total assets, more than 5% would be in the securities of any single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer.

The Fund intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, the Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from the less than one-year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.


PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for the Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the states and territories where the Fund invests.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) high quality commercial paper and obligations of U.S. banks (including commercial banks and savings and loan associations) with assets of $1 billion or more; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.


WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.


Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.


OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------

The Fund has a board of directors. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, and principal occupations during the past five years are shown below.


Frank H. Abbott, III (80)
1045 Sansome Street, San Francisco, CA 94111
DIRECTOR


President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).


Harris J. Ashton (69)
191 Clapboard Ridge Road, Greenwich, CT 06830
DIRECTOR

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (56)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND DIRECTOR

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Robert F. Carlson (73)
2120 Lambeth Way, Carmichael, CA 95608
DIRECTOR

Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); director or trustee, as the case may be, of 12 of the investment companies in Franklin Templeton Investments; and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals, member, Corporate Board, Blue Shield of California, and Chief Counsel, California Department of Transportation.

S. Joseph Fortunato (69)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
DIRECTOR


Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.


*Charles B. Johnson (68)
One Franklin Parkway, San Mateo, CA 94403-1906
CHAIRMAN OF THE BOARD AND DIRECTOR

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (61)
One Franklin Parkway, San Mateo, CA 94403-1906
PRESIDENT AND DIRECTOR

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (72)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
DIRECTOR

President, Las Olas (Asset Management); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital); General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (73)
8212 Burning Tree Road, Bethesda, MD 20817
DIRECTOR

Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); Director, Martek Biosciences Corporation, WorldCom, Inc.
(communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and formerly, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Sheila Amoroso (41)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT


Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.


Rafael R. Costas, Jr. (36)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT


Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.


Martin L. Flanagan (41)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President, Franklin Templeton Investor Services, LLC; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (54)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996), Franklin Select Realty Trust and Property Resources Equity Trust.

Barbara J. Green (53)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).

Edward V. McVey (64)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT


Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc.
and of 29 of the investment companies in Franklin Templeton Investments.


Kimberley Monasterio (37)
One Franklin Parkway, San Mateo, CA 94403-1906 TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, LLC; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (64)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).

Thomas Walsh (39)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT


Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

*This board member is considered an "interested person" under federal securities laws.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Fund pays noninterested board members $1,100 per month plus $1,050 per meeting attended. Board members who serve on the audit committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Fund and by Franklin Templeton Investments.


                              TOTAL FEES       TOTAL FEES RECEIVED     NUMBER OF BOARDS IN
                               RECEIVED           FROM FRANKLIN        FRANKLIN TEMPLETON
                            FROM THE FUND/1         TEMPLETON            INVESTMENTS ON
               NAME              ($)            INVESTMENTS/2 ($)      WHICH EACH SERVES/3
----------------------------------------------------------------------------------------------


Frank H. Abbott III             17,993               156,953                  28
Harris J. Ashton                18,009               359,404                  48
Robert F. Carlson               23,700                90,815                  11
S. Joseph Fortunato             18,420               359,629                  49
Frank W.T. LaHaye               19,043               165,529                  28
Gordon S. Macklin               19,736               359,504                  48


1. For the fiscal year ended April 30, 2001.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------


MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of net assets up to and including $100 million; o 1/24 of 1% of the value of net assets in excess of $100 million up to $250 million;
o 9/240 of 1% of the value of net assets in excess of $250 million up to $10 billion;
o 11/300 of 1% of the value of net assets in excess of $10 billion up to $12.5 billion;
o 7/200 of 1% of the value of net assets in excess of $12.5 billion up to $15 billion;
o 1/30 of 1% of the value of net assets in excess of $15 billion up to $17.5 billion;
o 19/600 of 1% of the value of net assets in excess of $17.5 billion up to $20 billion; and
o   3/100 of 1% of the value of net assets in excess of $20 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Fund paid the following management fees:


                                 MANAGEMENT FEES PAID ($)
------------------- ----------------------------------------------------
2001                                    30,299,506
2000                                    31,729,190
1999                                    33,328,560

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million; o 0.135% of average daily net assets over $200 million up to $700 million; o 0.10% of average daily net assets over $700 million up to $1.2 billion; and o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:


                                ADMINISTRATION FEES PAID ($)
  ------------------ ----------------------------------------------------
  2001                                    5,570,577
  2000                                    5,843,074
  1999                                    6,062,749

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.


For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Fund's Annual Report to Shareholders and reviews the Fund's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-----------------------------------------------------------------------------

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.

Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Fund does not buy securities in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


As of April 30, 2001, the Fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
2001 TAX ACT On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (Tax Act). The Tax Act includes provisions that significantly reduce individual income tax rates, provide for marriage penalty relief, eliminate current phase-outs of the standard deduction and personal exemptions, provide for additional savings incentives for individuals (generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs), and provide for limited estate, gift and generation-skipping tax relief. While these provisions have an important tax impact on individual investors in the Fund, their impact on the Fund itself are limited (as discussed in the paragraphs to follow).

INCOME AND CAPITAL GAIN DISTRIBUTIONS

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code(Code), the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

TAXABLE INCOME DIVIDENDS. The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income will be taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS
CAPITAL GAIN DISTRIBUTIONS. The Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.
o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.
o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (for example, the 25, 28, 33 or 35% brackets when these brackets are fully phased-in in the year 2006), capital gain distributions are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from the Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code(Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year; o 98% of its capital gain net income earned during the twelve month period ending October 31; and o 100% of any undistributed amounts of these categories of income or gain from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES
REDEMPTIONS. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

TAXATION OF FIVE YEAR GAINS.
o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.
o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (for example, the 25, 28, 33 or 35% brackets when these brackets are fully phased-in in the year 2006), gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, and held for more than five years will be subject to a maximum rate of tax of 18%. You may, however, elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares as of January 2, 2001, and to restart your holding period in the shares as of that date. The election does not apply to any Fund shares redeemed on or before January 2, 2002.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you redeem or exchange Fund shares held for six months or less: o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. If you redeem some or all of your shares in the Fund, and then reinvest the redemption proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the Fund's income is derived primarily from interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

The Fund is an open-end management investment company, commonly called a mutual fund. The Fund was organized as a California corporation on January 7, 1982, and is registered with the SEC.


The Fund currently offers three classes of shares, Class A, Class B, and Class
C. The Fund may offer additional classes of shares in the future. The full title of each class is:


o Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class A
o Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class B
o Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class C

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Fund has cumulative voting rights. For board member elections, this means the number of votes you will have is equal to the number of shares you own times the number of board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.

The Fund does not intend to hold annual shareholder meetings. The Fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.


As of August 3, 2001, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.


After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.


If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying Fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,


o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders of another Franklin Templeton fund who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.


o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

     If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

     If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:


o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.


o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies


o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer


o    Accounts managed by Franklin Templeton Investments


o Certain unit investment trusts and their holders reinvesting distributions from the trusts

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.


In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Class B shares, there is a CDSC if you sell your shares within 6 years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES
WITHIN THIS MANY YEARS AFTER               THIS % IS DEDUCTED FROM YOUR
BUYING THEM                                     PROCEEDS AS A CDSC
----------------------------------------------------------------------------
1 Year                                                 4
2 Years                                                4
3 Years                                                3
4 Years                                                3
5 Years                                                2
6 Years                                                1
7 Years                                                0


CDSC WAIVERS. The CDSC generally will be waived for:


o    Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.


REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC.] In the case of redemption requests [in excess of these amounts], the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.


Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.


There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------


Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:


                                                                            AMOUNT RECEIVED IN
                                                                             CONNECTION WITH
                    TOTAL COMMISSIONS        AMOUNT RETAINED BY              REDEMPTIONS AND
                       RECEIVED ($)           DISTRIBUTORS($)                REPURCHASES ($)
  -----------------------------------------------------------------------------------------------

  2001                  7,911,413                  509,462                       276,836
  2000                  8,017,453                  495,571                       439,402
  1999                 14,011,675                  919,576                       160,824


Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Fund may pay up to 0.10% per year of Class A's average daily net assets.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.


For the fiscal year ended April 30, 2001, the amounts paid by the Fund pursuant to the plan were:

                                                               ($)
----------------------------------------------------------------------------
Advertising                                                  188,773
Printing and mailing prospectuses
  other than to current shareholders                          61,646
Payments to underwriters                                      57,028
Payments to broker-dealers                                 4,590,735
Other                                                        326,972
                                                         ----------------
Total                                                      5,225,154
                                                         ----------------


THE CLASS B AND C PLANS. The Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2001, were:

                                                              ($)
----------------------------------------------------------------------------
Advertising                                                 11,749
Printing and mailing prospectuses
  other than to current shareholders                           872
Payments to underwriters                                     7,388
Payments to broker-dealers                                 535,437
Other                                                       13,673
                                                         ----------------
Total                                                      569,119
                                                         ----------------

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2001, were:

                                                               ($)
----------------------------------------------------------------------------
Advertising                                                   20,756
Printing and mailing prospectuses
  other than to current shareholders                           2,801
Payments to underwriters                                       9,736
Payments to broker-dealers                                 1,331,494
Other                                                         24,482
                                                         ----------------
Total                                                      1,389,269
                                                         ----------------

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-----------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns for the indicated periods ended April 30, 2001, were:

              1 YEAR (%)           5 YEARS (%)                 10 YEARS (%)
--------------------------------------------------------------------------------
Class A         4.40                  4.80                         6.25

                                 SINCE INCEPTION
              1 YEAR (%)            (1/1/99) (%)
----------------------------------------------------
Class B         4.47                  1.73

                                                                SINCE INCEPTION
               1 YEAR (%)           5 YEARS (%)                   (5/1/95) (%)
--------------------------------------------------------------------------------
Class C         6.34                  4.93                          5.22


The following SEC formula was used to calculate these figures:

P(1+T)/n  = ERV

where:

P       =  a hypothetical initial payment of $1,000
T       =  average annual total return
n       =  number of years
ERV     =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2001, were:

               1 YEAR (%)             5 YEARS (%)                   10 YEARS (%)
--------------------------------------------------------------------------------
Class A          4.40                   26.45                         83.33

                                      SINCE INCEPTION
               1 YEAR (%)               (1/1/99) (%)
----------------------------------------------------------
Class B          4.47                    4.08

                                                                 SINCE INCEPTION
               1 YEAR (%)              5 YEARS (%)                 (5/1/95) (%)
--------------------------------------------------------------------------------
Class C          6.34                   27.22                         35.70

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended April 30, 2001, were:

CLASS A (%)           CLASS B (%)          CLASS C (%)
-------------------------------------------------------
  4.39                  4.03                 3.99


The following SEC formula was used to calculate these figures:
                    6
Yield = 2 [(A-B + 1) - 1]
            cd

where:

a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD The Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable federal income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended April 30, 2001, were:

CLASS A (%)          CLASS B (%)          CLASS C (%)
---------------------------------------------------------------
  7.27                 6.67                  6.61

As of April 30, 2001, the federal income tax rate upon which the taxable-equivalent yield quotations were based was 39.6%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by the federal government. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended April 30, 2001, were:

CLASS A (%)           CLASS B (%)          CLASS C (%)
---------------------------------------------------------------
  5.10                  4.75                 4.70

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal tax rate available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended April 30, 2001 were:

CLASS A (%)           CLASS B (%)          CLASS C (%)
---------------------------------------------------------------
  8.44                  7.86                 7.78


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.


The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


o    Salomon Smith Barney Broad Investment Grade Index or its component indices
     - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.


o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.


o Lehman Brothers U.S. Universal Index is a composite index consisting of the Lehman U.S. Aggregate Index, the 144A Index, Non-ERISA CMBS Index, High Yield CMBS Index, U.S. High Yield Corporate Index and the dollar-denominated Emerging Markets Index.


o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.


o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan Chase & Co., Salomon
     Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $266 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $45 billion in municipal security assets for over three quarters of a million investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2001, taxes could cost $46 on every $100 earned from a fully taxable investment based on the combination of the new 39.1% federal tax rate and the highest state tax rate of 7.2% (after the federal tax deduction). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-----------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.


F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.


F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.





                      FTI LARGE CAPITALIZATION GROWTH FUND
                FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                          FTI INTERNATIONAL EQUITY FUND
                      FTI SMALL CAPITALIZATION EQUITY FUND
                       FTI EUROPEAN SMALLER COMPANIES FUND
                                  FTI BOND FUND
                             FTI MUNICIPAL BOND FUND

===============================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 31, 2001

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for FTI Funds (the "Trust") dated March 31, 2001.

This SAI incorporates by reference the Trust's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 888-FIDUCIARY (888-343-8242).


                  CONTENTS
                  Fund Organization                           1
                  Securities in which the Funds Invest        1
                  Investment Risks                           10
                  Investment Limitations                     11
                  Determining the Market Value of Securities 14
                  How the Funds are Sold                     15
                  Redemption in Kind                         15
                  Massachusetts Law                          16
                  Account and Share Information              16
                  Tax Information                            16
                  Fund Management and Service Providers      20
                  How the Funds Measure Performance          24
                  Financial Information                      29
                  Investment Ratings                         30
                  Addresses                                  33




CUSIP 302927702 CUSIP 302927801 CUSIP 302927207 CUSIP 302927108 CUSIP 302927884
CUSIP 302927603 CUSIP 302927504

G01548-05 (3/01)
811-7369


FUND ORGANIZATION
-------------------------------------------------------------------------------

The Funds are diversified portfolios of FTI Funds (Trust). The Trust is registered as an open-end, management investment company and was established under the laws of the Commonwealth of Massachusetts on October 18, 1995. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (Board) has established seven separate series of the Trust which are as follows: FTI Large Capitalization Growth Fund (Large Capitalization Growth Fund), FTI Large Capitalization Growth and Income Fund (Large Capitalization Growth and Income Fund), FTI International Equity Fund (International Equity Fund), FTI Small Capitalization Equity Fund (Small Capitalization Equity Fund), European Smaller Companies Fund (European Smaller Companies Fund), FTI Bond Fund (Bond Fund) and FTI Municipal Bond Fund (Municipal Bond Fund), The Funds' investment adviser is Fiduciary International, Inc.

SECURITIES IN WHICH THE FUNDS INVEST
-------------------------------------------------------------------------------

Permitted securities and investment techniques are set forth in the securities chart in the prospectus. Securities and techniques principally used by the Funds to meet their respective objectives are also described in the prospectus. Other securities and techniques used by the Funds to meet their respective objectives are described below.

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities because their value increases directly with the value of the issuer's business.

PREFERRED STOCKS

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

REAL ESTATE INVESTMENT TRUSTS (REITS)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

WARRANTS

Warrants give a Fund the option to buy an issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

CORPORATE DEBT SECURITIES

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper (which are discussed more fully below) are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, a Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing the initial investment.

COMMERCIAL PAPER

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and market risks for each CMO class.

           SEQUENTIAL CMOS

           In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

           PACS, TACS AND COMPANION CLASSES

           More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and repayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

           IOS AND POS

           CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or
           POs). Pos increase in value when prepayment rates increase. In contrast, Ios decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against market risks.

           FLOATERS AND INVERSE FLOATERS

           Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

           Z CLASSES AND RESIDUAL CLASSES

           CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET BACKED SECURITIES

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

BANK INSTRUMENTS

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

TAX-EXEMPT SECURITIES

Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment.

       PRIVATE ACTIVITY BONDS
       Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

       The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Fund may invest in bonds subject to AMT.

TAX INCREMENT FINANCING BONDS

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

MUNICIPAL NOTES

Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. A Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o  the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

FOREIGN EXCHANGE CONTRACTS

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, a Fund may enter into spot currency trades. In a spot trade, a Fund agrees to exchange one currency for another at the current exchange rate. A Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease a Fund's exposure to currency risks.

FOREIGN GOVERNMENT SECURITIES

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, a Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm a Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts. Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund's exposure to market and currency risks, and may also expose a Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

The Funds may trade in the following types of derivative contracts as set forth in the securities chart in the Funds' prospectus.

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

OPTIONS

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

To the extent that a Fund utilizes options, it would generally:

o Buy call options in anticipation of an increase in the value of the underlying asset;

o Buy put options in anticipation of a decrease in the value of the underlying asset; and

o Buy or write options to close out existing options positions.

A Fund may also write call options to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

A Fund may also write put options to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund's ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Bond Fund may use include.

       INTEREST RATE SWAPS

       Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

       CURRENCY SWAPS

       Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

       CAPS AND FLOORS

       Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

       TOTAL RETURN SWAPS

       Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater market risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a Fund to leverage risks or carry liquidity risks.

SPECIAL TRANSACTIONS

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

A Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. A Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create market risks for a Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

         TO BE ANNOUNCED SECURITIES (TBAS)

         As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by a Fund.

         DOLLAR ROLLS

         Dollar rolls are transactions where a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to market risks and credit risks.

SECURITIES LENDING

A Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to market risks and credit risks.

ASSET COVERAGE

In order to secure its obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction, or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

A Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. Any such investment by a Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Trust, on behalf of the Funds, believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

o  the frequency of trades and quotes for the security;

o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

o  dealer undertakings to make a market in the  security; and

o  the nature of the security and the nature of the marketplace  trades.

Notwithstanding the foregoing, securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent transaction shall be treated as illiquid securities by the Trustees.

When a Fund invests in certain restricted securities determined by the Trustees to be liquid, such investments could have the effect of increasing the level of Fund illiquidity to the extent that the buyers in the secondary market for such securities (whether in Rule 144A resales or other exempt transactions) become, for a time, uninterested in purchasing these securities.

INVESTMENT RISKS
-------------------------------------------------------------------------------

Risk factors associated with investing in each Fund are set forth in the risk chart in the prospectus. Principal risks factors associated with an investment in each Fund are also described in the prospectus. While not an exhaustive list, other risk factors include the following:

INTEREST RATE RISKS

o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. (If the bond were held to maturity, no loss or gain normally would be realized.)

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a fixed income security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS
o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

o Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

LIQUIDITY RISKS

o Trading opportunities are more limited for equity securities and fixed income securities that are not widely held. They are also more limited for fixed income securities that have not received any credit ratings or have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS ASSOCIATED WITH COMPLEX CMOS

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

FOREIGN MARKET RISKS

The European Smaller Companies Fund intends to invest in the securities of issuers domiciled in the Czech Republic, Hungary, Poland and Turkey ("Eastern European countries"). Investment in the securities of issuers in these countries involves certain additional risks not involved in investment in securities of issuers in more developed markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability (including the possibility that such countries could revert to a centralist planned government), increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies which may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack of developed legal structures governing private and foreign investment and private property.

Eastern European capital markets are emerging in a dynamic political and economic environment brought about by the recent events there that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that the Eastern Europe capital markets will continue to present viable investment opportunities of the Fund. There can be no assurance that expropriations of private property will not occur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected Eastern European markets.

INVESTMENT LIMITATIONS
-------------------------------------------------------------------------------

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time
o time by the SEC staff and any exemptive order or similar relief granted to the Funds (collectively, the "1940 Act Laws, Interpretations and Exemptions").


LENDING CASH OR SECURITIES

The Funds may not make loans, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests. This restriction will not prevent a Fund from lending to other FTI funds consistent with any exemptions the Funds might obtain or as permitted by the 1940 Act Laws, Interpretations and Exemptions.

INVESTING IN COMMODITIES

The Funds may not purchase or sell physical commodities, provided that a Fund may purchase securities of companies that deal in commodities.

INVESTING IN REAL ESTATE

The Funds may not purchase or sell real estate, provided that this restriction does not prevent a Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

DIVERSIFICATION OF INVESTMENTS

The Funds are each a "diversified company" within the meaning of the 1940 Act. The Funds will not purchase the securities of any issuer if, as a result, the Funds would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.

CONCENTRATION OF INVESTMENTS

The Funds will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of their investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Funds' investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

UNDERWRITING

The Funds may not underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933

THE ABOVE INVESTMENT LIMITATIONS CANNOT BE CHANGED WITH RESPECT TO THE FUNDS WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUNDS' OUTSTANDING SHARES. A VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SHARES MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (I) 67% OR MORE OF THE FUNDS' SHARES PRESENT AT A MEETING IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT IN PERSON OR REPRESENTED BY PROXY, OR (II) MORE THAN 50% OF THE FUNDS' OUTSTANDING SHARES.

THE FOLLOWING LIMITATIONS MAY BE CHANGED BY THE TRUSTEES WITHOUT SHAREHOLDER APPROVAL

INVESTING IN ILLIQUID SECURITIES

The Funds will not invest more than 15% of the value of their net assets in illiquid securities, including: repurchase agreements providing for settlement more than seven days after notice; over-the-counter options; and certain restricted securities not determined by the Trustees to be liquid.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds will limit their investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of their total assets in any one investment company, or invest more than 10% of their total assets in investment companies in general unless permitted to exceed these limits by action of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

INVESTING IN MINERALS

The Funds will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except they may purchase the securities of issuers that invest in or sponsor such programs.

ARBITRAGE TRANSACTIONS

The Funds will not enter into transactions for the purpose of engaging in arbitrage.

INVESTING IN PUTS AND CALLS

The Funds will (a) limit the aggregate value of the assets underlying covered call options or put options written by a Fund to not more than 25% of their net assets, (b) limit the premiums paid for options purchased by a Fund to 5% of their net assets, and (c) limit the margin deposits on futures contracts entered into by a Fund to 5% of their net assets.

PURCHASING SECURITIES TO EXERCISE CONTROL

The Funds will not purchase securities of a company for the purpose of exercising control or management.

INVESTING IN WARRANTS

The Funds will not invest more than 5% of their net assets in warrants. For purpose of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by a Fund in units with or attached to securities may be deemed to be without value.

LEVERAGING

The Funds will not engage in transactions for the purpose of leveraging.

INVESTING IN COMMODITIES

For purposes of the Funds' fundamental investment limitation concerning commodities, investments in transactions involving financial futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

CONCENTRATION OF INVESTMENTS

For the purposes of the Funds' fundamental investment limitation concerning concentration (a) investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investments in an industry, and (b) a Fund will classify companies by industry based on their primary Standard Industrial Classification (SIC Code) as listed by a company in their filings with the SEC.

BORROWING MONEY

The Funds will not borrow money or pledge securities in excess of 5% of the value of their respective net assets.

BUYING SECURITIES ON MARGIN

The Funds will not purchase securities on margin, provided that a Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and provided that a Fund may make margin deposits in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

PLEDGING ASSETS

The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

SELLING SHORT

The Funds will not engage in short sale transactions.


Except with respect to the Funds' policy of borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Funds have no present intention to borrow money or pledge securities in excess of 5% of the value of their net assets.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

DETERMINING THE MARKET VALUE OF SECURITIES
-------------------------------------------------------------------------------

The Funds' net asset value (NAV) per share fluctuates and is based on the market value of all securities and other assets of the Funds.

Market values of the Funds' portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
o for fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;
o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and
o for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities. When market quotations are not readily available for securities, a pricing committee established by the Board determines the fair value of the securities, pursuant to procedures established by the Board.

The Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

HOW THE FUNDS ARE SOLD
-------------------------------------------------------------------------------

Under the Distributor's Contract with the Fund, the Distributor, Edgewood Services, Inc., located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, offers shares on a continuous, best-efforts basis.

RULE 12B-1 PLAN

As a compensation type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of shares so that overall Fund assets are maintained or increased. This helps the Funds achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and share redemptions. Also, the Funds' service providers that receive asset-based fees benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will the Funds pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Funds may pay Federated Shareholder Services, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals (such as broker-dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor and/or Federated Shareholder Services (these fees do not come out of Fund assets). The Distributor and/or Federated Shareholder Services may be reimbursed by the Adviser or its affiliates Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts. These payments may be based upon such factors as the number or value of shares the investment professional sells or may sell; the value of client assets invested; and/or upon the type and nature of sales or marketing support furnished by the investment professional.

REDEMPTION IN KIND
-------------------------------------------------------------------------------

Although the Funds intend to pay redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, they are obligated to pay redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets of a Fund during any 90-day period.

Any redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as a Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS LAW
-------------------------------------------------------------------------------

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION
-------------------------------------------------------------------------------
VOTING AND OTHER RIGHTS
A shareholder of the Funds has "dollar-based" voting rights, which means that a shareholder has one vote for each dollar of net asset value of the shares of the Fund he or she owns. A fractional dollar of net asset value will entitle the shareholder to a corresponding fractional vote. The Declaration of Trust provides that it may not be amended without the consent of a majority of the voting securities if such amendment would adversely affect the rights of any shareholder. Each share of a Fund is entitled to participate equally in dividends and distributions declared by the Board of Trustees and, upon liquidation of a Fund, to participate proportionately in the net assets of a Fund remaining after satisfaction of outstanding liabilities of a Fund. Fund shares have no preemptive or conversion rights and have such exchange rights as are set forth in the Funds' prospectus.

As of March 1, 2001, Fiduciary Trust Company International, New York, New York, on behalf of certain underlying accounts, owned of record, beneficially, or both, 5% or more of the following Funds: Municipal Bond
Fund: Ellard & Co., New York, NY, owned approximately 8,023,462 Shares (100%); Bond Fund: Ellard & Co., New York, NY, owned approximately 12,171,942 Shares (91.91%) and Bank of New York, as Custodian for the Josiah Macy Jr. Foundation, New York, NY, owned approximately 1,048,836 Shares (7.92%); Large Capitalization Growth Fund: Ellard & Co., New York, NY, owned approximately 3,427,634 Shares (98.87%); Large Capitalization Growth and Income Fund: Ellard & Co., New York, NY, owned approximately 10,347,887 Shares (94.97%); Small Capitalization Equity Fund: Ellard & Co., New York, NY, owned approximately 3,541,575 Shares (71.88%) and Wolverhampton Borough Council, St. Peters Square Wolverhampton, England, owned approximately 596,184 Shares (12.10%); International Equity Fund: Ellard & Co., owned approximately 4,815,691 Shares (73.80%) and Key Trust Company, Cleveland, OH, owned approximately 670,293 Shares (10.27%); and European Smaller Companies Fund: Wendel & Co., owned approximately 302,724 Shares (17.81%) and Ellard & Co., owned approximately 1,227,560 Shares (72.24%). Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION
-------------------------------------------------------------------------------
FEDERAL INCOME TAX
The Funds expect to pay no federal income tax because they to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies and to receive the special tax treatment afforded such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will not be taken into account by the Funds for federal income tax purposes.

The Municipal Bond Fund, Bond Fund, Small Capitalization Equity Fund and International Equity Fund are entitled to a capital loss carry-forward, which may reduce the taxable income or gain that these Funds would realize, and to which the shareholder would be subject, in the future.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Except to the extent otherwise provided in future Treasury regulations, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a shareholder exercises the exchange privilege within 90 days of acquiring Fund shares, then any loss such shareholder recognizes on the exchange will be reduced (or any gain increased) to the extent the sales charge paid upon the purchase of the Fund shares reduces any charge such shareholder would have owed upon purchase of the shares of the replacement fund in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the shares of the replacement fund. In addition, any loss recognized on a sale or exchange will be disallowed to the extent that disposed Fund shares are replaced with new Fund shares within the 61-day period beginning 30 days before and ending 30 days after the disposition of the original Fund shares. In such a case, the basis of the Fund shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where Fund shares are automatically replaced under the dividend reinvestment plan.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

In order to qualify for tax treatment as a regulated investment company under the Code, the Funds are required, among other things, to derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"). Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, not be qualifying income for purposes of the Income Requirement.

At the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test"). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

FUND DISTRIBUTIONS

Under the Code, the Funds are exempt from U.S. federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and its net exempt-interest income (if any) for the year. Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares.

The Funds also intend to distribute to shareholders substantially all of the excess of their net long-term capital gain over net short-term capital loss as a capital gain dividend. Capital gain dividends are taxable to shareholders as a long-term capital gain, regardless of the length of time a shareholder has held his shares.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of their ordinary taxable income for the calendar year plus 98% of their "capital gain net income" (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, the Funds will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, the Funds are required to exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, to include such gains and losses in determining ordinary taxable income for the succeeding calendar year). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

INTERNATIONAL EQUITY FUND AND EUROPEAN SMALLER COMPANIES FUND ONLY:

FOREIGN INVESTMENTS
The International Equity Fund's and European Smaller Companies Fund's investment income from foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

FOREIGN FINANCIAL INSTRUMENTS
Gains or losses from certain foreign currency forward contracts will generally be treated as ordinary income or loss and will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increase or decrease the amount of a Fund's net capital gains. Additionally, if such foreign currency-related losses exceed other investment company taxable income during a taxable year, a Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares to an investor.

PFIC INVESTMENTS
The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). An "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds have held the PFIC stock. The Funds themselves will be subject to tax on the portion, if any, of the excess distribution that is allocated to a Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Funds distribute the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Funds may elect alternative tax treatment with respect to PFIC stock, in which case the special rules relating to the taxation of excess distributions by the PFIC would not be applicable. Under one such election (the "QEF Election"), the Funds generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. Under another such election (the "Section 1296 Election"), the Funds would be required to recognize ordinary income to the extent that the fair market value of the shares of PFIC stock that they hold at the close of any taxable year exceeds the shares' adjusted basis and would also recognize ordinary income with respect to dispositions of any shares of PFIC stock at a gain during a taxable year. If the Funds make the
Section 1296 Election, the Funds will recognize a deductible ordinary loss to the extent that the adjusted basis of the shares of PFIC stock that the Funds hold at the end of any taxable year exceeds their fair market value and with respect to dispositions of any shares of PFIC stock at a loss during a taxable year. However, the amount of any ordinary loss recognized by the Funds in connection with a Section 1296 Election for any shares of PFIC stock may not exceed the amount of ordinary income previously recognized by the Funds by reason of marking such shares of PFIC stock to market at the end of a taxable year. Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

FOREIGN INCOME TAXES

If (as anticipated) more than 50% of the value of the Funds' total assets at the close of any taxable year consists of the stock or securities of foreign corporations, the Funds intend to elect to "pass through" to the Funds' shareholders the amount of foreign income taxes paid by the Funds (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Funds that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use their pro share of such taxes (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

BACKUP WITHHOLDING
Under certain provisions of the Code, the Funds may be required to withhold 31% of reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. When establishing an account, an investor must provide his or her taxpayer identification number and certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

MISCELLANEOUS CONSIDERATIONS; EFFECT OF FUTURE LEGISLATION The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect at the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules affecting an investment in the Fund.

FUND MANAGEMENT AND SERVICE PROVIDERS
-------------------------------------------------------------------------------
BOARD OF TRUSTEES

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member and officer of the Trust is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years and positions held prior to the past five years, and total compensation received as a Trustee from the Trust for its most recent fiscal year. The Trust is composed of seven funds.

----------------------------------------------------------------------
NAME
BIRTH DATE                                             AGGREGATE
ADDRESS                    PRINCIPAL OCCUPATIONS       COMPENSATION
POSITION WITH TRUST        FOR PAST FIVE YEARS         FROM TRUST**
========================   =========================== ============
PETER A. ARON              Vice President, Lafayette      $15,000
Birth Date: May 26, 1946   (privately owned
Lafayette Enterprises,     Investment Advisory
Inc.                       Company); President, J.
126 East 56th Street  New  Aron  Charitable
York, NY  10022            Foundation, Inc.; Asset
TRUSTEE                    Manager and Trustee of
                           certain private
                           Enterprise, Inc.
                           trusts.

----------------------------------------------------------------------
JOSEPH A. CAJIGAL*         Senior Vice President and         $0
Birth Date: November 15,   Management Committee
1953                       member, Fiduciary Trust
Fiduciary Trust Company    Company, International.
International
Two World Trade
New York, NY  10048
TRUSTEE

----------------------------------------------------------------------
JAMES C. GOODFELLOW*       President, Fiduciary              $0
Birth date:  April 6, 1945 International, Inc., Vice
Fiduciary Trust Company    Chairman, Fiduciary Trust
International              Company International
Two World Trade
New York, NY  10048
TRUSTEE

----------------------------------------------------------------------
BURTON J. GREENWALD        Managing Director, B.J.        $18,000
Birth Date: December 6,    Greenwald Associates,
1929                       Management Consultants to
2009 Spruce Street         the Financial Services
Philadelphia, PA 19103     Industry; Director,
CHAIRMAN AND TRUSTEE       Fiduciary Emerging Markets
                            Bond Fund PLC; Director,
                           Fiduciary International
                           Ireland Limited.

----------------------------------------------------------------------
KEVIN J. O'DONNELL         Director/Shareholder,          $15,000
Birth Date: September 1,   Herold & Haines      PA (a
1948                       law firm) (June 2000 to
25 Independence Boulevard  present); previously,
Warren,  NJ                Partner, Pitney Hardin
07059-6747                 Kipp & Szuch LLP (a law
TRUSTEE                    firm) (prior to June 2000).

----------------------------------------------------------------------
PETER J. GERMAIN           Senior Vice President and         $0
Birth Date: September 3,   Director of Proprietary
1959                       Funds Services, Federated
Federated Investors        Services Company; formerly
Tower  1001 Liberty Avenue , Senior Corporate
Pittsburgh, PA             Counsel, Federated
PRESIDENT AND  TREASURER   Services Company.

----------------------------------------------------------------------
JEFFREY W. STERLING        Vice President and                $0
Birth Date: February 5,    Assistant Treasurer of
1947                       certain funds distributed
Federated Investors Tower  by Edgewood Services, Inc.
1001 Liberty Avenue        or its affiliates.
Pittsburgh, PA
VICE PRESIDENT AND
ASSISTANT TREASURER

----------------------------------------------------------------------
GEORGE M. POLATAS          Vice President and                $0
Birth Date: March 3, 1962  Assistant Treasurer of
Federated Investors Tower  certain funds distributed
1001 Liberty Avenue        by Edgewood Services, Inc.
Pittsburgh, PA             or its affiliates.
VICE PRESIDENT

----------------------------------------------------------------------
GAIL C. JONES              Corporate Counsel and Vice        $0
Birth Date: October 26,    President, Federated
1953                       Services Company.
Federated Investors
Towers
1001 Liberty Avenue
Pittsburgh, PA
SECRETARY

----------------------------------------------------------------------

*AN ASTERISK DENOTES A TRUSTEE WHO IS DEEMED TO BE AN INTERESTED PERSON AS DEFINED IN THE1940 ACT. **THE EUROPEAN SMALLER COMPANIES FUND HAS NOT
COMPLETED
ITS FIRST FULL FISCAL YEAR. THE AGGREGATE COMPENSATION DISCLOSED IN THIS TABLE IS BASED ON ESTIMATES OF FEES TO BE PAID BY THE TRUST IN THE FISCAL YEAR
ENDING
NOVEMBER 30, 2001.
===============================================================================

INVESTMENT ADVISER
The Funds' investment adviser is Fiduciary International, Inc. (the "Adviser" or "Fiduciary"). The Adviser conducts investment research and makes investment decisions for the Funds.

Under its contract with the Trust, the Adviser shall not be liable to the Trust, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Because of the internal controls maintained by the Adviser's affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge by the Adviser of its affiliates' lending relationships with an issuer.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING
As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer brokerage and research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Funds. The Adviser makes decisions on portfolio transactions and selects brokers and dealers, and its policies and procedures on these matters are subject to review by the Trust's' Board.

RESEARCH SERVICES
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit a Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR
Federated Administrative Services, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. Federated Administrative Services provides these at the following annual rate of the average aggregate daily net assets as specified below:


MAXIMUM ADMINISTRATIVE AVERAGE AGGREGATE DAILY NET ASSETS OF FEE THE TRUST 0.150 of 1% on the first $250 million 0.125 of 1% on the next $250 million 0.100 of 1% on the next $250 million 0.075 of 1% on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $75,000 per Fund. Federated Administrative Services may voluntarily waive a portion of its fee.

CUSTODIAN
Fiduciary Trust Company International, Two World Trade Center, New York, New York 10048-0772, is custodian for the securities and cash of the Funds. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by Chase Manhattan Bank under the supervision of Fiduciary International, Inc.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND PORTFOLIO ACCOUNTANT Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Funds pay the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS
The independent auditor for the Funds, Ernst & Young LLP, plans and performs its audit so that it may provide an opinion as to whether the Funds' financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUNDS FOR SERVICES
LARGE CAPITALIZATION GROWTH FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER 30, 1999
Advisory Fee Earned $278,533; $195,351
Advisory Fee Reduction $0; $0
Administrative Fee $75,001; $72,123
12b-1 Fee $0; $0
Shareholder Services Fee $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Large Capitalization Growth Fund paid $46,973 and $41,290, respectively, in brokerage commissions.

LARGE CAPITALIZATION GROWTH AND INCOME FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER 30, 1999
Advisory Fee Earned $713,281; $710,472
Advisory Fee Reduction $0; $0
Administrative Fee $128,569; $133,503
12b-1 Fee $0; $0
Shareholder Services Fee $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Large Capitalization Growth and Income Fund paid $130,299 and $155,149, respectively, in brokerage commissions.

INTERNATIONAL EQUITY FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000, 1999, 1998 Advisory Fee Earned $1,057,302; $761,149; $635,839 Advisory Fee Reduction $0; $0; $0 Administrative Fee $142,727; $107,308; $94,569 12b-1 Fee $0; $0; $0 Shareholder Services Fee $0;
$0; $0 For the fiscal year ended November 30, 1998, 1999 and 2000, International Equity Fund paid $240,556, $306,162 and $461,570, respectively, in brokerage commissions.

SMALL CAPITALIZATION EQUITY FUND FOR THE YEAR ENDED NOVEMBER 30, 2000, 1999, 1998 Advisory Fee Earned $1,134,203; $579,875; $448,146 Advisory Fee Reduction $0; $0; $0 Administrative Fee $152,995; $82,268; $75,000 12b-1 Fee $0; $0; $0
Shareholder Services Fee $0; $0; $0 For the fiscal year ended November 30,
1998,
1999 and 2000, Small Capitalization Equity Fund paid $107,043, $108,844 and $147,282, respectively, in brokerage commissions.

BOND FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER 30, 1999
Advisory Fee Earned $543,064; $363,052
Advisory Fee Reduction $0; $0
Administrative Fee $146,804; $101,621
12b-1 Fee $0; $0
Shareholder Services Fee  $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Bond Fund paid $0 and $0, respectively, in brokerage commissions.

MUNICIPAL BOND FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER, 1999
Advisory Fee Earned $358,797; $305,943
Advisory Fee Reduction $0; $48,858
Administrative Fee  $96,976; $85,862
12b-1 Fee $0; $0
Shareholder Services Fee $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Municipal Bond Fund paid $0 and $0, respectively, in brokerage commissions.

HOW THE FUNDS MEASURE PERFORMANCE
-------------------------------------------------------------------------------
The Funds may advertise share performance by using the SEC standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. Performance depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in a Fund's expenses; and various other factors.

Performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year and start of performance periods ended November 30, 2000. Yield is given for the 30-day period ended November 30, 2000.

FUND AVERAGE ANNUAL TOTAL RETURN YIELD
                                    START OF
                           1 YEAR PERFORMANCE* 30 DAY
                                                   YIELD
                         ------------------------------------
MUNICIPAL BOND FUND        5.21%       2.27%        4.23%

BOND FUND                  7.53%       3.91%        6.81%

LARGE CAPITALIZATION      -9.05%       3.60%         NA
GROWTH FUND

LARGE CAPITALIZATION      -1.98%       5.89%        0.39%
GROWTH AND INCOME FUND

SMALL CAPITALIZATION      10.22%      18.90%         NA
EQUITY FUND

INTERNATIONAL EQUITY       17.03%      8.61%         NA
FUND

*THE START OF PERFORMANCE OF MUNICIPAL BOND FUND, BOND FUND, LARGE CAPITALIZATION GROWTH FUND AND LARGE CAPITALIZATION GROWTH AND INCOME FUND IS DECEMBER 11, 1998. THE START OF PERFORMANCE OF SMALL CAPITALIZATION EQUITY FUND
AND INTERNATIONAL EQUITY FUND IS DECEMBER 22, 1995.

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all dividends and distributions. When a Fund has been in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD
Fund yield is calculated by dividing: (i) the net investment income per share earned by the shares over a 30-day period; by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of the Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares, the share performance is lower for shareholders paying those fees.

TAX-EQUIVALENT YIELD FOR MUNICIPAL BOND FUND
The tax-equivalent yield of the Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 28% tax and assuming that income is 100% tax-exempt. Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.

TAX EQUIVALENCY TABLE
TAXABLE YIELD EQUIVALENT FOR 2001 MULTI-STATE MUNICIPAL FUNDS

FEDERAL
INCOME TAX
BRACKET:       15.00%    28.00%      31.00%     36.00%     39.60%
Joint Return $1-45,200  $45,201    $109,251  $166,451     Over 297,300
                        -109,250   -166,450  -297,300
----------------------------------------------------------------------
Single       $1-27,050  $27,051    $65,551   $136,750     Over 297,300
Return        65,550    -65,550    -136,750  -297,300
----------------------------------------------------------------------
TAX EXEMPT YIELD:   TAXABLE YIELD EQUIVALENT:
   0.50%        0.59%      0.69%       0.72%      0.78%      0.83%
----------------------------------------------------------------------
   1.00%        1.18%      1.39%       1.45%      1.56%      1.66%
----------------------------------------------------------------------
   1.50%        1.76%      2.08%       2.17%      2.34%      2.48%
----------------------------------------------------------------------
   2.00%        2.35%      2.78%       2.90%      3.13%      3.31%
----------------------------------------------------------------------
   2.50%        2.94%      3.47%       3.62%      3.91%      4.14%
----------------------------------------------------------------------
   3.00%        3.53%      4.17%       4.35%      4.69%      4.97%
----------------------------------------------------------------------
   3.50%        4.12%      4.86%       5.07%      5.47%      5.79%
----------------------------------------------------------------------
   4.00%        4.71%      5.56%       5.80%      6.25%      6.62%
----------------------------------------------------------------------
   4.50%        5.29%      6.25%       6.52%      7.03%      7.45%
----------------------------------------------------------------------
   5.00%        5.88%      6.94%       7.25%      7.81       8.28%
----------------------------------------------------------------------
   5.50%        6.47%      7.64%       7.97%      8.59%      9.11%
----------------------------------------------------------------------
   6.00%        7.06%      8.33%       8.70%      9.38%      9.93%
----------------------------------------------------------------------
   6.50%        7.65%      9.03%       9.42%     10.16%     10.76%
----------------------------------------------------------------------
   7.00%        8.24%      9.72%      10.14%     10.94%     11.59%
----------------------------------------------------------------------
   7.50%        8.82%     10.42%      10.87%     11.72%     12.42%
----------------------------------------------------------------------
   8.00%        9.41%     11.11%      11.59%     12.50%     13.25%
----------------------------------------------------------------------
   8.50%       10.00%     11.81%      12.32%     13.28%     14.07%
----------------------------------------------------------------------
   9.00        10.59%     12.50%      13.04%     14.06%     14.90%
----------------------------------------------------------------------
   9.50%       11.18%     13.19%      13.77%     14.84%     15.73%
----------------------------------------------------------------------
  10.00%       11.76%     13.89%      14.49%     15.63%     16.56%
----------------------------------------------------------------------
  10.50%       12.35%     14.58%      15.22%     16.41%     17.38%
----------------------------------------------------------------------
  11.00%       12.94%     15.28%      15.94%     17.19%     18.21%
----------------------------------------------------------------------

NOTE: THE MAXIMUM MARGINAL TAX RATE FOR EACH BRACKET WAS USED IN CALCULATING THE TAXABLE YIELD EQUIVALENT.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:
o references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;
o charts, graphs and illustrations using the Funds' returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio managers' views on how such developments could impact the Funds; and
o information about the mutual fund industry from sources such as the Investment Company Institute.

The Funds may compare their performance, or performance for the types of securities in which they invest, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

LARGE CAPITALIZATION GROWTH FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX covers 500 industrial, utility, transportation, and financial companies in the United States market (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of all NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
o DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.
o RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index.
o RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LARGE CAPITALIZATION GROWTH AND INCOME FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX covers 500 industrial, utility, transportation, and financial companies in the United States market (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of all NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
o DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

INTERNATIONAL EQUITY FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund may quote its Lipper rating in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o  MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, AND FAR EAST INDEX
   (EAFE) is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency, and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Morgan Stanley Capital International, S.A., Geneva, Switzerland.
o FT-ACTUARIES EUROPE & PACIFIC INDEX is a subindex based on the FT-Actuaries World Index, excluding Canada, Mexico, South Africa and the United States. The subindex contains approximately 1,600 securities in 20 countries.

SMALL CAPITALIZATION EQUITY FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o RUSSELL 2000 INDEX is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization stocks.
o RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
o RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
o DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.
o STANDARD & POOR'S MIDCAP 400 INDEX is a diversified index consisting of 400 domestic stocks chosen for market size (median market capitalization of about $1.513 billion, as of July 1997), liquidity, and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.
o STANDARD & POOR'S SMALLCAP 600 INDEX is an index consisting of 600 domestic stocks chosen for market size (median market capitalization of $443 million, as of July 1997), liquidity, and industry group representation. It is a market-weighted index, with each stock affecting the index in proportion to its market value.
o STANDARD & PPOOR'S 500 COMPOSITE STOCK PRICE INDEX covers 500 industrial, utility, transportation, and financial companies in the United States market (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of all NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
o RUSSELL MIDCAP(TM) INDEX consists of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. This index captures the medium-sized universe of securities and represents approximately 35% of the Russell 1000 total market capitalization.
o SALOMON SMITH BARNEY EMERGING GROWTH INDEX is composed of companies that have between $100 million and $2 billion in market capitalization and all have earnings per share growth rates exceeding 20%; the Index is rebalanced at least once a year.

EUROPEAN SMALLER COMPANIES FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o HSBC SMALLER EUROPEAN INDEX is composed of about 1,500 companies in Europe which have market capitalizations in a similar range to that used by the Fund. The composition of the index is updated quarterly.

BOND FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Each of these indexes are rebalanced monthly by market capitalization.

MUNICIPAL BOND FUND

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o LEHMAN BROTHERS MUNICIPAL INDEX is a broad market performance benchmark for the tax-exempt bond market. As of December 1995, approximately 29,300 bonds were included in the Municipal Bond Index with a market value of $443 billion. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax.
o LEHMAN MUNICIPAL INDEX/7 YEAR is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, that were issued as part of an issuance of at least $50 million and have a maturity value of at least $3 million and a maturity range of 6-8 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

FINANCIAL INFORMATION
-------------------------------------------------------------------------------
The Financial Statements for the Fund for the fiscal year ended November 30, 2000 are incorporated herein by reference to the Annual Report to Shareholders of the Funds dated November 30, 2000.










INVESTMENT RATINGS
-------------------------------------------------------------------------------
STANDARD & POOR'S ("S&P") LONG-TERM DEBT RATING DEFINITIONS AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

STANDARD AND POOR'S MUNICIPAL BOND RATING DEFINITIONS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B--Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB "or "BB" rating.

MOODY'S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS AAA-Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities. A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated BAA are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

MOODY'S INVESTORS SERVICE MUNICIPAL BOND RATING DEFINITIONS AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

FITCH IBCA, INC. LONG-TERM DEBT RATINGS DEFINITIONS AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

STANDARD & POOR'S COMMERCIAL PAPER RATING DEFINITIONS A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree or safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATING DEFINITIONS P-1-Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

o  Leading market positions in well-established industries;
o  High rates of  return on funds employed;
o Conservative capitalization structures with moderate reliance on debt and ample asset protection;
o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


                      FTI LARGE CAPITALIZATION GROWTH FUND
                FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                          FTI INTERNATIONAL EQUITY FUND
                      FTI SMALL CAPITALIZATION EQUITY FUND
                       FTI EUROPEAN SMALLER COMPANIES FUND
                                  FTI BOND FUND
                             FTI MUNICIPAL BOND FUND


                                    FTI FUNDS
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010

ADDRESSES
-------------------------------------------------------------------------------

DISTRIBUTOR
-------------------------------------------------------------------------------
Edgewood Services, Inc.
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, Pennsylvania 15222-3779

INVESTMENT ADVISER
Fiduciary International, Inc.
Two World Trade Center
New York, New York 10048-0772

CUSTODIAN
Fiduciary Trust Company International
Two World Trade Center
New York, New York 10048-0772

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company
P.O. Box 8600
Boston, Massachusetts 02266-8600

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

LEGAL COUNSEL
Ballard Spahr Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, Pennsylvania 19103-7599

FTI Large Capitalization Growth Fund FTI Large Capitalization Growth and Income Fund FTI International Equity Fund FTI Small Capitalization Equity Fund FTI European Smaller Companies Fund FTI Bond Fund FTI Municipal Bond Fund







Cusip 302927702 LCGF Cusip 302927801 LCGIF Cusip 302927207 IEF Cusip 302927108
SCEF Cusip 302927884 ESCF Cusip 302927603 BF Cusip 302927504 MBF







SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Federal Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a nationally diversified portfolio consisting of municipal securities.(1)
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Franklin Federal Tax-Free Income Fund covers the period ended October 31, 2001. During the six months under review, the U.S. economy's slowdown worsened as gross domestic product grew at just 0.3% annualized in second quarter 2001 before contracting at a 1.1% annualized rate during the third quarter, the slowest rate since first quarter 1991. The downturn resulted largely from significant corporate spending cuts, sharply rising unemployment and slowing retail sales. Business investment and consumer confidence also reached multi-year lows during this time.

Since the beginning of 2001, the Federal Reserve Board (the Fed) has cut interest rates aggressively, seeking to lower borrowing costs and stimulate growth. Lower interest rates seemed to help prop up automobile and home sales throughout the summer months, although the economy continued to slow. The September 11 terrorist attacks on New York and


1. These dividends are generally subject to state and local income taxes, if any. For investors subject to federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
    The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 13.


CONTENTS



Shareholder Letter .............     1

Performance Summary ............     8

Financial Highlights &
Statement of Investments .......    10

Financial Statements ...........    48

Notes to
Financial Statements ...........    50


FUND CATEGORY
[PYRAMID GRAPHIC]

Washington, D.C., temporarily crippled the nation's financial center and set in motion a series of economic events that many believe pushed the domestic, and perhaps the world's, economy into contraction. The fallout from the tragedy, which rapidly began spreading across the globe, prompted the Fed to act forcefully during the period by slashing the federal funds target rate 200 basis points (2.0%) to 2.5%, the lowest target rate since 1962, with more monetary easing likely for the remainder of 2001. The federal government enacted its own monetary stimulus program through a $30 billion individual tax-rebate plan and a $70 billion stimulus package aimed at preventing a prolonged economic downturn.

BOND MARKET OVERVIEW

The municipal bond market ended the semiannual period on a firm note as interest rates declined and investors sought refuge from the volatile stock market. Short-term Treasury yields responded most to the Fed's interest rate reductions, and as of October 31, 2001, the 10-, 5- and 2-year Treasuries yielded 4.30%, 3.66% and 2.44%, all down substantially from a year earlier. The yield on the 30-year Treasury bond changed very little for most of the period, resulting in a steeper yield curve. Seeking to manage debt costs, on October 31, 2001, the federal government announced that it will no longer issue 30-year Treasuries. Consequently, 30-year Treasury bond prices rose dramatically. Bond prices and yields move in opposite directions, so 30-year yields fell to 4.89% at period-end, creating a flatter yield curve.

Municipal bond yields generally followed Treasuries and declined across the yield curve. During the six-month reporting period, the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, dropped from a yield of 5.49% at the beginning of the period to 5.20% at the end.(2)

Long-term municipal bonds, as measured by the Bond Buyer 40, yielded as much as 106.7% of a comparable-maturity Treasury bond's yield during the period. Historically, this ratio is about 91%.(2) Since municipals are tax-exempt, they generally yield less than Treasuries, which are subject to federal income tax. When municipal bonds are yielding approximately the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

Looking forward, our outlook for the municipal bond market remains positive. State and local governments entered the current economic slowdown in solid fiscal shape. Many recorded budget surpluses and built up rainy day funds over the past few years. However, due to revenue declines at state and local levels, we may see the independent rating agencies downgrade municipal issuers. Although the near-term effects of September 11's tragic events are negative, we believe that the Fed's and government's stimulus efforts should help the U.S. economy recover.


2. Source: The Bond Buyer, 11/1/01. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary.


* For investors subject to federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments
10/31/01

[PIE CHART]

AAA                                46.2%
AA                                 16.5%
A                                  14.8%
BBB                                19.3%
Below Investment Grade              3.2%

*Quality breakdown may include internal ratings for bonds not rated by and independent rating agency.



We expect demand for municipal bonds to remain strong as investors seek to diversify into relatively safer assets by increasing the fixed income portion of their portfolios. Perhaps most importantly, we believe municipal bonds will remain desirable due to the tax efficiencies they offer. Predicting market cycles is very difficult, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance. Overall, we believe our professionally managed portfolio can provide investors with high credit quality and valuable tax-free income for the long term.

PORTFOLIO NOTES

Franklin Federal Tax-Free Income Fund posted strong returns during the period under review as interest rates declined. The value of the portfolio's bonds increased and as a result, the Fund's Class A share price, as measured by net asset value, rose to $12.04 on October 31, 2001, from $11.77 on April 30, 2001. Also, income was consistent throughout the period with the monthly dividend remaining at 5.22 cents per share. The share price increase contributed 46% to the Fund's total return while income contributed 54%.

During the review period, we continued to purchase higher quality bonds, typically rated AAA and AA. Such securities represented 62.7% of the Fund's total long-term investments on October 31, 2001, up from 60.4% on April 30, 2001. Although these bonds offered less income than lower-rated securities, our analysts were not satisfied with the BBB sector's credit quality and prices. We spread our purchases geographically in such states as California, Michigan, North Carolina, Washington, Minnesota and Florida. In addition, we focused on leases, water and sewer, and state general obligation bonds. These essential

DIVIDEND DISTRIBUTIONS
5/1/01 - 10/31/01

                                             DIVIDEND PER SHARE
                             ---------------------------------------------------
MONTH                        CLASS A              CLASS B              CLASS C
--------------------------------------------------------------------------------
May                         5.22 cents           4.66 cents           4.66 cents

June                        5.22 cents           4.71 cents           4.69 cents

July                        5.22 cents           4.71 cents           4.69 cents

August                      5.22 cents           4.71 cents           4.69 cents

September                   5.22 cents           4.65 cents           4.67 cents

October                     5.22 cents           4.65 cents           4.67 cents
--------------------------------------------------------------------------------
TOTAL                      31.32 CENTS          28.09 CENTS          28.07 CENTS


services sectors provided the greatest relative value in the municipal bond market, in our opinion.

The Fund suffered minimally from its exposure to New York City general obligation bonds. Immediately following the September 11 terrorist acts, New York City debt experienced slight underperformance but returned to normal by the end of September. As of October 31, 2001, we were very comfortable with our position in New York City general obligation bonds, which represented 7.0% of total long-term investments. New York City ended its fiscal year on June 30, 2001, in excellent financial shape with an estimated budget surplus of $2.9 billion. Although the total costs to New York City associated with the tragic events of September 11 are still unknown, we expect federal emergency aid to provide significant financial relief to the city.

On the other hand, the Fund experienced a greater impact from its exposure to airline-backed securities. The airline sector underperformed all other sectors in September and prices are stabilizing at lower levels. All major rating agencies downgraded airline bonds to the BB level. The Federal Aviation Bill, passed in late September, will provide $5 billion cash grants

PORTFOLIO BREAKDOWN
10/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                  21.4%

Transportation                                                             14.5%

Prerefunded                                                                12.9%

Hospital & Health Care                                                     11.4%

General Obligation                                                         10.9%

Housing                                                                     8.9%

Corporate-Backed                                                            7.5%

Subject to Government
Appropriations                                                              6.1%

Tax-Supported                                                               2.4%

Other Revenue                                                               2.4%

Higher Education                                                            1.6%


and $10 billion loan guarantees to airlines, which should help them maintain liquidity through this difficult time. However, the sector's long-term health depends more on passenger traffic. It will take time and renewed confidence for passenger traffic, although up from mid-September lows, to return to normal levels. At period-end, we felt comfortable with our airline sector holdings, which represented 2.0% of total long-term investments. Our exposure was split among the three largest carriers, American Airlines, Delta Airlines and United Airlines.

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.98%, based on an annualization of October's 5.22 cent ($0.0522) per share dividend and the maximum offering price of $12.57 on October 31, 2001. An investor in the maximum federal income tax bracket of 39.1% would need to earn 8.18% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we do not expect the municipal bond market to experience the same dramatic moves as we saw in the Treasury market at period-end. The municipal bond market will continue to issue long-term debt, whereas the Treasury has suspended 30-year issuance. The Treasury market is global, and major purchasers are institutions. The municipal bond market is strictly a domestic market driven by retail buyers, including mutual funds. Although long-term municipal and Treasury bonds follow similar trends, historically municipal bonds are much less volatile.

Municipal securities should remain excellent providers of tax-free income, with relatively low risk amid varying interest rate cycles. Although we cannot predict interest rate cycles, we will continue to focus on providing shareholders with high credit quality, broad portfolio diversification and attractive, monthly tax-free income through our disciplined management approach.

Thank you for investing in Franklin Federal Tax-Free Income Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund


/s/ Sheila Amoroso
Sheila Amoroso


/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE         10/31/01        4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.27           $12.04         $11.77
DISTRIBUTIONS (5/1/01 - 10/31/01)
Dividend Income                         $0.3132

CLASS B                                  CHANGE          10/31/01        4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.26           $12.03         $11.77
DISTRIBUTIONS (5/1/01 - 10/31/01)
Dividend Income                         $0.2809

CLASS C                                  CHANGE          10/31/01        4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.26           $12.03         $11.77
DISTRIBUTIONS (5/1/01 - 10/31/01)
Dividend Income                         $0.2807

PERFORMANCE

CLASS A                                    6-MONTH    1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  +5.02%    +8.95%   +33.01%   +90.29%

Average Annual Total Return(2)              +0.58%    +4.30%    +4.96%    +6.18%

Avg. Ann. Total Return (9/30/01)(3)                   +4.24%    +4.97%    +6.14%

Distribution Rate(4)                             4.98%

Taxable Equivalent Distribution Rate(5)          8.18%

30-Day Standardized Yield(6)                     4.02%

Taxable Equivalent Yield(5)                      6.60%

                                                                       INCEPTION
CLASS B                                        6-MONTH       1-YEAR     (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                      +4.65%       +8.36%      +11.91%

Average Annual Total Return(2)                  +0.65%       +4.36%       +3.09%

Avg. Ann. Total Return (9/30/01)(3)                          +4.32%       +2.85%

Distribution Rate(4)                                 4.64%

Taxable Equivalent Distribution Rate(5)              7.62%

30-Day Standardized Yield(6)                         3.64%

Taxable Equivalent Yield(5)                          5.98%

                                                                       INCEPTION
CLASS C                                 6-MONTH     1-YEAR    5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +4.65%     +8.36%    +29.20%    +43.46%

Average Annual Total Return(2)           +2.60%     +6.26%     +5.05%     +5.54%

Avg. Ann. Total Return (9/30/01)(3)                 +6.22%     +5.06%     +5.47%

Distribution Rate(4)                          4.61%

Taxable Equivalent Distribution Rate(5)       7.57%

30-Day Standardized Yield(6)                  3.61%

Taxable Equivalent Yield(5)                   5.93%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Class B) per share on 10/31/01.

5. Taxable equivalent distribution rate and yield assume the 2001 maximum federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights


                                                                                       CLASS A
                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                        YEAR ENDED APRIL 30,
                                                  OCTOBER 31, 2001  ----------------------------------------------------------------
                                                    (UNAUDITED)        2001         2000          1999         1998          1997
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $11.77           $11.41       $12.31        $12.25       $11.90        $11.83
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ......................         .31              .65          .66           .67          .69           .71
 Net realized and unrealized gains (losses) ....         .27              .36         (.89)          .06          .35           .07
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............         .58             1.01         (.23)          .73         1.04           .78
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................        (.31)            (.65)        (.66)         (.67)        (.69)         (.71)
 Net realized gains ............................          --               --         (.01)           --           --            --
                                                  ----------------------------------------------------------------------------------
Total distributions ............................        (.31)            (.65)        (.67)         (.67)        (.69)         (.71)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................      $12.04           $11.77       $11.41        $12.31       $12.25        $11.90
                                                  ----------------------------------------------------------------------------------
Total return(b) ................................        5.02%            9.07%       (1.87)%        6.10%        8.92%         6.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $6,739,889       $6,431,800   $6,321,014    $7,170,226   $7,022,961    $6,905,488
Ratios to average net assets:
 Expenses ......................................         .61%(c)          .60%         .60%          .60%         .59%          .58%
 Net investment income .........................        5.22%(c)         5.54%        5.64%         5.41%        5.70%         6.00%
Portfolio turnover rate ........................        4.25%            9.79%       16.63%         9.90%       14.54%        16.43%


(a) Based on average shares outstanding effective year ended April 30, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (continued)

                                                                                               CLASS B
                                                               ---------------------------------------------------------------------
                                                               SIX MONTHS ENDED                    YEAR ENDED APRIL 30,
                                                               OCTOBER 31, 2001       ----------------------------------------------
                                                                  (UNAUDITED)           2001              2000              1999(d)
                                                               ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................         $11.77              $11.41           $12.30            $12.39
                                                               ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................            .28                 .58              .59               .23
 Net realized and unrealized gains (losses) ..............            .26                 .37             (.88)             (.11)
                                                               ---------------------------------------------------------------------
Total from investment operations .........................            .54                 .95             (.29)              .12
                                                               ---------------------------------------------------------------------
Less distributions from:
 Net investment income ...................................           (.28)               (.59)            (.59)             (.21)
 Net realized gains ......................................             --                  --             (.01)               --
                                                               ---------------------------------------------------------------------
Total distributions ......................................           (.28)               (.59)            (.60)             (.21)
                                                               ---------------------------------------------------------------------
Net asset value, end of period ...........................         $12.03              $11.77           $11.41            $12.30
                                                               =====================================================================

Total return(b) ..........................................           4.65%               8.47%           (2.35)%             .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................        $180,607            $120,639          $66,158           $27,988
Ratios to average net assets:
 Expenses ................................................           1.18%(c)            1.16%            1.17%             1.17%(c)
 Net investment income ...................................           4.64%(c)            4.96%            5.10%             4.86%(c)
Portfolio turnover rate ..................................           4.25%               9.79%           16.63%             9.90%

(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (continued)

                                                                                       CLASS C
                                                   ---------------------------------------------------------------------------------
                                                       SIX
                                                      MONTHS
                                                       ENDED
                                                      OCTOBER                            YEAR ENDED APRIL 30,
                                                     31, 2001     ------------------------------------------------------------------
                                                    (UNAUDITED)      2001        2000           1999            1998          1997
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......          $11.77         $11.41       $12.31         $12.24          $11.90       $11.82
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .................             .28            .58          .59            .60             .63          .66
 Net realized and unrealized gains (losses)             .26            .36         (.89)           .07             .33          .06
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..........             .54            .94         (.30)           .67             .96          .72
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................            (.28)          (.58)        (.59)          (.60)           (.62)        (.64)
 Net realized gains .......................              --             --         (.01)            --              --           --
                                                   ---------------------------------------------------------------------------------
Total distributions .......................            (.28)          (.58)        (.60)          (.60)           (.62)        (.64)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ............          $12.03         $11.77       $11.41         $12.31          $12.24       $11.90
                                                   =================================================================================

Total return(b) ...........................            4.65%          8.46%       (2.43)%         5.58%           8.22%        6.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........        $291,132       $242,255     $200,120       $212,474        $135,195      $71,944
Ratios to average net assets:
 Expenses .................................            1.18%(c)       1.16%        1.17%          1.17%           1.17%        1.16%
 Net investment income ....................            4.65%(c)       4.97%        5.07%          4.83%           5.12%        5.42%
Portfolio turnover rate ...................            4.25%          9.79%       16.63%          9.90%          14.54%       16.43%


(a) Based on average shares outstanding effective year ended April 30, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


12                       See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.2%
BONDS 93.2%
ALABAMA .9%
Alabama HFA, SFMR, Series D-2, GNMA Secured, 5.75%, 10/01/23 .............................       $ 3,690,000         $ 3,815,165
Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured,
   5.125%, 6/01/28 .......................................................................         7,000,000           7,031,080
Courtland IDB,
    PCR, Champion International Corp. Project, Refunding, 6.15%, 6/01/19 .................         5,000,000           5,137,050
    Solid Waste Disposal Revenue, Champion International Corp. Project, Refunding,
     6.00%, 8/01/29 ......................................................................        12,000,000          12,255,960
Courtland IDBR,
    Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ...................        12,000,000          12,549,240
    Solid Waste Disposal Revenue, Champion International Corp. Project,
     Refunding, Series A, 6.70%, 11/01/29 ................................................         4,000,000           4,276,680
Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project,
     Refunding, 5.45%, 9/01/14 ...........................................................         1,445,000           1,435,665
Jefferson County Sewer Revenue, Capital Improvement wts., Series A,
     FGIC Insured, 5.375%, 2/01/36 .......................................................         9,700,000           9,922,518
Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty,
     Refunding, Series C, 5.375%, 6/01/28 ................................................         3,750,000           3,766,463
University of Alabama, University Revenues Hospital, Series A,
     MBIA Insured, 5.875%, 9/01/31 .......................................................         5,000,000           5,355,950
                                                                                                                     -----------
                                                                                                                      65,545,771
                                                                                                                     -----------
ALASKA .9%
Alaska Industrial Development and Export Authority Revenue, Revolving Fund,
     Series A, 7.95%, 4/01/10 ............................................................         1,775,000           1,804,217
Alaska State HFC,
    Collateralized Home Mortgage, Series A-1, 6.75%, 12/01/32 ............................         1,450,000           1,489,179
    Series A, Pre-Refunded, 6.60%, 12/01/23 ..............................................         8,000,000           8,501,360
    Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25 .............................        15,420,000          16,193,159
Alaska State HFC Revenue, Refunding, Series A, MBIA Insured,
    6.00%, 12/01/15 ......................................................................         2,460,000           2,607,920
    6.10%, 12/01/37 ......................................................................        29,000,000          30,283,250
Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project,
    Pre-Refunded, 6.75%, 12/01/08 ........................................................         3,500,000           3,743,950
    Refunding, ETM, 6.50%, 12/01/02 ......................................................         1,725,000           1,739,318
                                                                                                                     -----------
                                                                                                                      66,362,353
                                                                                                                     -----------
ARIZONA 1.0%
Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 .................................         3,340,000           1,845,150
Maricopa County IDA,
    Health Facilities Revenue, Catholic Healthcare West Project, Refunding,
     Series A, 5.00%, 7/01/16 ............................................................        23,000,000          21,124,580
    Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .....................        20,000,000          20,205,000
Mesa IDAR, Discovery Health System, Series A, MBIA Insured, 5.75%, 1/01/25 ...............        22,500,000          23,998,275
Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A,
    FSA Insured, 5.00%, 7/01/25 ..........................................................         6,000,000           6,028,920
                                                                                                                     -----------
                                                                                                                      73,201,925
                                                                                                                     -----------
ARKANSAS 1.4%
Arkansas GO, Waste Disposal and Pollution, Refunding, Series B, 6.25%, 7/01/20 ...........           130,000             133,102
Arkansas State Development Finance Authority HMR, Series B-1, GNMA Secured, 5.80%, 1/01/23           435,000             450,721
Arkansas State Development Finance Authority Revenue, White River Medical Center Project,
     5.60%, 6/01/24 ......................................................................         1,200,000           1,184,808
Arkansas State Development Finance Authority SFMR, MBS Program,
    Series B, 6.10%, 1/01/29 .............................................................           860,000             893,712
    Series D, 6.85%, 1/01/27 .............................................................            75,000              79,586
Arkansas State Development Finance Authority Wastewater System Revenue,
    Revolving Loan Fund, Series A,  5.85%, 12/01/19 ......................................         1,000,000           1,125,510

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
ARKANSAS (CONT.)
 Arkansas State Student Loan Authority Revenue, Refunding, Sub Series B,
     6.25%, 6/01/10 ......................................................................       $   500,000         $   537,485
     5.60%, 6/01/14 ......................................................................           325,000             338,549
 Blytheville Solid Waste Recycling and Sewage Treatment Revenue, Nucor Corp. .............
     Project, 6.375%, 1/01/23 ............................................................           100,000             103,566
 Camden Environmental Improvement Revenue, International Paper Co. .......................
     Project, Series A, 7.625%, 11/01/18 .................................................           250,000             272,033
 Desha County Residential Housing Facilities Board SFMR,
     Refunding, 7.50%, 4/01/11 ...........................................................         1,160,000           1,213,279
 Fort Smith Water and Sewer Revenue, Refunding and Construction,
     MBIA Insured, 6.00%, 10/01/12 .......................................................           130,000             140,066
 Fouke School District No. 15 GO, Refunding and Construction, MBIA Insured,
     Pre-Refunded, 6.60%, 4/01/19 ........................................................           130,000             142,364
 Jefferson County PCR,
     Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 .....................         1,865,000           1,938,220
     Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ...........................         7,900,000           7,952,219
 Jonesboro City Water and Light Plant Public Utilities System Revenue,
     Refunding, AMBAC Insured,  5.25%, 12/01/13 ..........................................           200,000             204,278
 Little River County Revenue, Georgia-Pacific Corp. Project, Refunding,
     5.60%, 10/01/26 .....................................................................        12,150,000          11,753,546
 Little Rock Municipal Airport Revenue, Refunding, MBIA Insured, 6.00%, 11/01/14 .........           130,000             134,029
 Pine Bluff Environmental Improvement Revenue, International Paper Co. ...................
     Project, Series B, 5.55%, 11/01/22 ..................................................           500,000             501,595
 Pope County PCR,
     Arkansas Power and Light Co. Project, Refunding, 6.30%, 11/01/20 ....................        60,500,000          60,803,105
     Power and Light Co. Project, Refunding, 6.30%, 12/01/16 .............................         2,600,000           2,721,160
 Pulaski County Health Facilities Board Revenue, Nazareth Sisters of Charity,
     St. Vincent's Infirmary, Refunding, MBIA Insured, ETM, 6.05%, 11/01/09 ..............           125,000             145,438
 Pulaski County Public Facilities Board MFR, South Oaks Apartments,
     Refunding, Series A, GNMA Secured,  6.50%, 10/20/29 .................................           600,000             630,750
 Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 9/01/19 ...........           700,000             766,122
 Saline County Retirement Housing and Healthcare Facilities Board Revenue,
     Refunding, AMBAC Insured,  5.80%, 6/01/11 ...........................................           195,000             210,159
 University of Central Arkansas Academic Facilities Revenue,
     Series B, AMBAC Insured, 5.875%, 4/01/16 ............................................           250,000             272,103
     Series C, AMBAC Insured, 6.00%, 4/01/21 .............................................         1,000,000           1,094,680
 University of Central Arkansas Athletic Facilities Revenue, Series C,
     AMBAC Insured,
     6.00%, 4/01/21 ......................................................................         1,000,000           1,094,680
     6.125%, 4/01/26 .....................................................................         1,200,000           1,317,048
 University of Central Arkansas Housing System Revenue, Refunding, Series A,
     AMBAC Insured, 6.00%, 4/01/21 .......................................................         1,000,000           1,094,680
                                                                                                                     -----------
                                                                                                                      99,248,593
                                                                                                                     -----------
CALIFORNIA 4.3%
Alhambra COP, Clubhouse Facility Project, 11.25%,
     1/01/08 .............................................................................           410,000             415,310
     1/01/09 .............................................................................           455,000             460,892
     1/01/10 .............................................................................           500,000             506,600
 Burbank RDA, Tax Allocation, Refunding, Series A, 6.25%, 12/01/24 .......................         5,070,000           5,319,444
 California Educational Facilities Authority Revenue,
     National University, Connie Lee Insured, 6.00%, 5/01/09 .............................         3,580,000           3,902,200
     Pooled College and University Projects, Series B, 6.00%, 12/01/20 ...................         6,025,000           6,353,061
 California Health Facilities Financing Authority Revenue, St. Francis
     Medical Center, Refunding, Series H, AMBAC Insured, 6.30%, 10/01/15 .................         2,800,000           3,155,712

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
 California State GO,
     5.90%, 5/01/08 ......................................................................       $   235,000        $    253,111
     6.00%, 5/01/18 ......................................................................           535,000             580,448
     6.00%, 5/01/20 ......................................................................           850,000             924,783
     5.90%, 4/01/23 ......................................................................         1,200,000           1,264,704
     Refunding, 5.125%, 6/01/25 ..........................................................        25,000,000          25,027,000
     Refunding, 5.125%, 6/01/31 ..........................................................        25,000,000          25,008,250
     Veterans Bonds, Series BD, BE, and BF, 6.55%, 2/01/25 ...............................         7,840,000           7,874,731
 Chino USD, COP, Refunding, FSA Insured, 5.90%, 9/01/15 ..................................         8,240,000           9,063,753
 Commerce Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%,
     7/01/10 .............................................................................           920,000           1,023,739
 Foothill/Eastern Corridor Agency Toll Road Revenue,
     Refunding, MBIA Insured, 5.75%, 1/15/40 .............................................        20,000,000          20,668,200
     senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 .................................        59,240,000          69,350,491
 Forty-Niner Shops Inc. Auxiliary Organization, California State Long Beach Project,
     Pre-Refunded, 6.875%,
     4/01/07 .............................................................................         1,090,000           1,133,033
     4/01/12 .............................................................................         1,565,000           1,626,786
 Los Angeles CRDA, Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%, 1/01/27 ...         3,180,000           3,350,957
 Los Angeles Regional Airports Improvement Corp. Lease Revenue,
     Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 .............        18,500,000          15,367,210
     United Airlines, International Airport, Refunding, 6.875%, 11/15/12 .................         8,400,000           6,669,516
 Metropolitan Water District Revenue, Southern California Waterworks,
     Series A, 5.00%, 7/01/26 ............................................................        26,420,000          26,704,015
 Pomona PFA, Revenue, Series Q, MBIA Insured, 5.90%, 12/01/25 ............................         4,000,000           4,339,920
 San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
     FSA Insured, 6.75%, 7/01/24 .........................................................         7,075,000           7,887,422
 San Francisco City and County Redevelopment Financing Authority Tax Allocation
     Revenue, Redevelopment Projects, Pre-Refunded, 6.50%, 8/01/22 .......................        12,680,000          14,449,874
 San Francisco City and County Sewer Revenue, Series A, FGIC Insured,
     5.90%, 10/01/20 .....................................................................        10,380,000          11,079,197
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
     5.00%, 1/01/33 ......................................................................         5,000,000           4,692,550
     Pre-Refunded, 7.00%, 1/01/30 ........................................................        16,785,000          18,070,395
 University of California Revenues, Research Facilities, Series B,
     Pre-Refunded, 6.55%, 9/01/24 ........................................................        11,780,000          12,965,657
 Windsor RDAR, Tax Allocation, Windsor Project, 7.00%, 9/01/24 ...........................         2,405,000           2,580,325
                                                                                                                     -----------
                                                                                                                     312,069,286
                                                                                                                     -----------
 COLORADO 3.4%
 Colorado Health Facilities Authority Revenue,
     Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ..............................         3,035,000           2,908,987
     Kaiser Permanente, Series A, 5.35%, 11/01/16 ........................................        13,250,000          13,441,463
     Kaiser Permanente, Series B, 5.35%, 8/01/15 .........................................        20,200,000          20,633,492
 Colorado Public Highway Authority Revenue, Highway E-470, Refunding,
     Senior Series A, MBIA Insured, 5.00%, 9/01/21 .......................................        12,715,000          12,812,397
 Denver City and County Airport Revenue,
     Refunding, Series E, MBIA Insured, 5.25%, 11/15/23 ..................................        43,000,000          43,731,430
     Series A, 8.875%, 11/15/12 ..........................................................        12,130,000          12,394,677
     Series A, 7.50%, 11/15/23 ...........................................................        13,590,000          14,851,832
     Series A, 8.00%, 11/15/25 ...........................................................         1,480,000           1,482,353
     Series A, Pre-Refunded, 7.50%, 11/15/12 .............................................        11,200,000          12,051,312

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 COLORADO (CONT.)
 Denver City and County Airport Revenue, (cont.)
     Series A, Pre-Refunded, 8.875%, 11/15/12 ............................................       $ 4,515,000       $   4,613,608
     Series A, Pre-Refunded, 7.50%, 11/15/23 .............................................         2,930,000           3,391,182
     Series A, Pre-Refunded, 7.25%, 11/15/25 .............................................        24,525,000          26,327,097
     Series A, Pre-Refunded, 8.00%, 11/15/25 .............................................           520,000             520,837
     Series B, 7.25%, 11/15/23 ...........................................................         2,120,000           2,220,785
     Series B, Pre-Refunded, 7.25%, 11/15/23 .............................................           530,000             568,091
     Series D, 7.75%, 11/15/21 ...........................................................         8,950,000           9,142,694
     Series D, 7.00%, 11/15/25 ...........................................................         7,835,000           7,845,421
     Series D, Pre-Refunded, 7.75%, 11/15/21 .............................................         2,510,000           2,564,065
 Denver City and County Special Facilities Airport Revenue, United Airlines Inc. .........
      Project, Series A, 6.875%, 10/01/32 ................................................        47,980,000          32,894,608
 Littleton MFHR, Riverpointe I, Refunding, Series A, FSA Insured, 5.95%, 4/01/29 .........        11,400,000          12,037,716
 University of Colorado Hospital Authority Revenue, Series A, AMBAC
     Insured, 5.00%, 11/15/29 ............................................................        11,000,000          10,917,830
                                                                                                                    ------------
                                                                                                                     247,351,877
                                                                                                                    ------------
 CONNECTICUT
 Meriden Housing Authority MFR, Connecticut Baptist Housing Project,
     GNMA Secured, 5.80%, 8/20/39 ........................................................         2,780,000         2,957,21253
                                                                                                                    ------------
 DELAWARE
 Delaware State EDA Revenue, Water Development, Wilmington, Refunding,
     Series B, 6.45%, 12/01/07 ...........................................................         1,160,000           1,334,754
 Delaware State Housing Authority MFMR, Refunding, Series D, 6.75%, 7/01/06 ..............         2,000,000           2,180,820
                                                                                                                    ------------
                                                                                                                       3,515,574
                                                                                                                    ------------
 FLORIDA 2.7%
 Bay County Resource Recovery Revenue,
     Series A, MBIA Insured, Pre-Refunded, 6.50%, 7/01/07 ................................         2,100,000           2,203,614
     Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/07 ................................        11,020,000          11,563,727
 Broward County School Board COP, Series A, FSA Insured, 5.25%, 7/01/24 ..................        25,000,000          25,613,500
 Callaway/Bay County Wastewater Systems Revenue, Series A, FGIC Insured,
     6.00%, 9/01/26 ......................................................................           695,000             759,468
 Escambia County Health Facilities Authority Revenue, Ascension Health Credit,
     Refunding, Series A-2, AMBAC Insured, 5.75%, 11/15/29 ...............................        10,000,000          10,734,700
 Florida State Board of Education Capital Outlay, Public Education,
     Refunding, Series 1992, 6.40%, 6/01/19 ..............................................        22,475,000          23,197,571
 Florida State Board of Education Capital Outlay GO, Public Education,
     Refunding, Series D,
     5.75%, 6/01/22 ......................................................................        10,000,000          10,881,800
     6.00%, 6/01/23 ......................................................................        17,500,000          20,301,750
 Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/26 ..........................        20,000,000          20,030,000
 Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/31 ......................         5,000,000           4,992,050
 Miami-Dade County School Board COP, Series A, MBIA Insured, 5.125%, 5/01/26 .............        17,625,000          17,803,013
 Orlando Utilities Commission Water and Electric Revenue, Refunding,
     5.00%, 10/01/22 .....................................................................         7,500,000           7,537,275
 Palm Beach County School Board COP, Series A, FGIC Insured, 6.00%, 8/01/23 ..............         5,100,000           5,984,850
 St. Augustine Water and Sewer Revenue, Refunding, Series A, MBIA Insured, 6.20%,
     10/01/02 ............................................................................           940,000             974,977
     10/01/03 ............................................................................         1,005,000           1,078,425
     10/01/04 ............................................................................         1,065,000           1,171,596
     10/01/05 ............................................................................         1,130,000           1,267,159
     10/01/06 ............................................................................         1,200,000           1,353,288

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   FLORIDA (CONT.)
   St. Augustine Water and Sewer Revenue, Refunding, Series A, MBIA Insured,
     6.20%, (cont.)
     10/01/07 ............................................................................       $ 1,275,000       $   1,436,364
     10/01/08 ............................................................................         1,355,000           1,523,819
     10/01/12 ............................................................................         6,300,000           7,042,896
(b)Tampa Bay Water Utility System Revenue, Series B, FGIC Insured, 5.00%,
     10/01/26 ............................................................................        10,000,000           9,999,500
     10/01/31 ............................................................................        10,000,000          10,030,500
                                                                                                                   -------------
                                                                                                                     197,481,842
                                                                                                                   -------------
   GEORGIA 1.2%
   Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured,
     5.50%, 1/01/26 ......................................................................        18,295,000          19,223,288
   Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle,
     1st Series, 5.40%, 5/01/34 ..........................................................        15,705,000          15,885,608
     Refunding, 2nd Series, AMBAC Insured, 5.25%, 5/01/34 ................................         3,250,000           3,283,573
   De Kalb County Water and Sewer Revenue, 5.25%, 10/01/25 ...............................        12,000,000          12,278,640
   Fulton County Development Authority Special Facilities Revenue,
     Delta Airlines Inc. Project, Refunding,
     6.85%, 11/01/07 .....................................................................         3,400,000           3,338,052
     6.95%, 11/01/12 .....................................................................         5,500,000           5,015,615
   Georgia Municipal Electric Authority Power Revenue,
     Series B, 6.375%, 1/01/16 ...........................................................        14,000,000          14,605,920
     Series EE, 6.40%, 1/01/23 ...........................................................         6,325,000           6,883,371
   Georgia State HFAR, Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ......         2,415,000           2,498,994
                                                                                                                   -------------
                                                                                                                      83,013,061
                                                                                                                   -------------
   HAWAII 1.3%
   Hawaii State Airports System Revenue,
     Refunding, Third Series 1994, AMBAC Insured, 5.75%, 7/01/09 .........................           300,000             328,791
     Second Series, 6.90%, 7/01/12 .......................................................           500,000             603,225
     Second Series 1992, MBIA Insured, 6.90%, 7/01/12 ....................................           400,000             482,580
   Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
     Hawaiian Electric Co., Series A, MBIA Insured, 6.60%, 1/01/25 .......................         1,950,000           2,121,425
     Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 ...............         3,425,000           3,629,164
     Kaiser Permanente, Refunding, Series A, 6.25%, 3/01/21 ..............................         1,000,000           1,020,760
     Kapiolani Health Care System, Refunding, 6.40%, 7/01/13 .............................           600,000             623,808
     Kapiolani Health Care System, Refunding, 6.00%, 7/01/19 .............................         2,725,000           2,781,081
     St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 .................         1,100,000           1,149,654
     Wahiawa General Hospital Project, 7.50%, 7/01/12 ....................................           820,000             746,585
   Hawaii State Department of Budget and Finance Special Purpose Revenue,
     6.00%, 7/01/11 ......................................................................         1,000,000           1,067,230
     6.20%, 7/01/16 ......................................................................         2,000,000           2,107,700
     Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 .............           500,000             529,435
     Kaiser Permanente, Series A, 5.15%, 3/01/15 .........................................         4,000,000           4,032,120
     Kapiolani Health Obligation, 6.25%, 7/01/21 .........................................         7,350,000           7,690,599
     Queens Health System, Refunding, Series A, 6.05%, 7/01/16 ...........................         1,000,000           1,053,540
     Queens Health System, Refunding, Series A, 6.00%, 7/01/20 ...........................           120,000             125,128
     Queens Health System, Refunding, Series A, 5.75%, 7/01/26 ...........................         7,000,000           7,162,330

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 HAWAII (CONT.)
 Hawaii State Department of Budget and Finance Special Purpose Revenue, (cont.)
     Wilcox Memorial Hospital Projects, 5.25%, 7/01/13 ...................................       $   600,000       $     602,028
     Wilcox Memorial Hospital Projects, 5.35%, 7/01/18 ...................................         2,040,000           1,989,367
     Wilcox Memorial Hospital Projects, 5.50%, 7/01/28 ...................................         2,410,000           2,353,823
 Hawaii State Department of Transportation Special Facilities Revenue,
     Matson Terminals Inc., Refunding, 5.75%, 3/01/13 ....................................            75,000              76,858
 Hawaii State GO,
     Series BW, 6.375%, 3/01/11 ..........................................................           100,000             118,323
     Series CA, 6.00%, 1/01/09 ...........................................................           100,000             113,330
     Series CT, FSA Insured, 5.875%, 9/01/19 .............................................         5,000,000           5,781,100
 Hawaii State Harbor Capital Improvement Revenue,
     Refunding, Series 1994, FGIC Insured, 6.25%, 7/01/15 ................................         1,000,000           1,086,010
     Refunding, Series 1994, FGIC Insured, 6.375%, 7/01/24 ...............................           500,000             543,240
     Series 1992, FGIC Insured, 6.50%, 7/01/19 ...........................................           200,000             208,760
 Hawaii State Housing Finance and Development Corp. Revenue, Affordable Rental
     Housing Program, Series A,
     6.00%, 7/01/15 ......................................................................         1,000,000           1,056,540
     6.05%, 7/01/22 ......................................................................           750,000             784,193
     6.10%, 7/01/30 ......................................................................           235,000             243,368
 Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue,
     Series A, 7.10%, 7/01/24 ............................................................         3,805,000           3,878,589
     Series A, 6.00%, 7/01/26 ............................................................           250,000             257,115
     Series A, FNMA Insured, 5.75%, 7/01/30 ..............................................         2,495,000           2,566,282
     Series B, 7.00%, 7/01/31 ............................................................         7,380,000           7,543,467
 Hawaii State SFMR, HFC,
     Series A, 7.00%, 7/01/11 ............................................................           230,000             235,147
     Series B, 6.90%, 7/01/16 ............................................................           230,000             235,108
 Honolulu City and County GO,
     Refunding, Series 1992, 6.00%, 12/01/14 .............................................           150,000             175,457
     Series C, FGIC Insured, 5.00%, 7/01/20 ..............................................         5,250,000           5,285,648
 Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 .........         1,205,000           1,283,554
 Honolulu City and County Wastewater System Revenue,
     2nd Bond Resolution, Junior Series, FGIC Insured, 5.00%, 7/01/23 ....................        10,000,000           9,973,100
     First Bond Resolution, Series SR, AMBAC Insured, 5.125%, 7/01/31 ....................         8,000,000           8,038,800
 Honolulu City and County Water Supply Board Water System Revenue, 5.80%, 7/01/21 ........         1,785,000           2,008,661
 Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 .....................           220,000             252,234
 Maui County GO,
     6.05%, 9/01/07 ......................................................................            30,000              30,225
     6.10%, 9/01/08 ......................................................................           170,000             171,292
                                                                                                                     -----------
                                                                                                                      94,146,774
                                                                                                                     -----------
 IDAHO .5%
 Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 .....................         1,800,000           1,888,686
 Idaho Housing Agency SFMR, Senior Bond, Series B-1, FGIC Insured,
     7.85%, 7/01/09 ......................................................................           260,000             260,390
     7.90%, 1/01/21 ......................................................................           410,000             410,615
 Power County IDC, Solid Waste Disposal Revenue, FMC Corp. Project, 6.45%, 8/01/32 .......        33,750,000          34,979,850
                                                                                                                     -----------
                                                                                                                      37,539,541
                                                                                                                     -----------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 ILLINOIS 6.0%
 Bryant PCR, Central Illinois Light Co. Project, Refunding,
     Series A, 6.50%, 2/01/18 ............................................................       $ 7,200,000       $   7,360,488
     Series C, 6.50%, 1/01/10 ............................................................         5,000,000           5,161,600
 Chicago Board of Education GO, Chicago School Reform, MBIA Insured,
     6.00%, 12/01/16 .....................................................................         9,700,000          10,836,064
 Chicago COP, AMBAC Insured, 7.75%, 7/15/11 ..............................................        17,000,000          20,526,140
 Chicago Gas Supply Revenue, The Peoples Gas Light, Refunding, Series A,
     6.10%, 6/01/25 ......................................................................        12,000,000          12,651,840
 Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured,
     5.75%, 1/01/23 ......................................................................         8,955,000           9,899,663
 Chicago O'Hare International Airport Special Facilities Revenue,
     American Airlines Inc. Project, 8.20%, 12/01/24 .....................................        11,720,000          11,834,387
 Chicago Sales Tax Revenue, FGIC Insured, 5.375%, 1/01/27 ................................         3,060,000           3,127,657
 Chicago SFMR, Collateralized, Series A, GNMA Secured, 7.25%, 9/01/28 ....................         2,075,000           2,227,533
 Cook County GO, Capital Improvement, Refunding, FGIC Insured, 5.90%, 12/01/14 ...........        10,000,000          10,771,400
 Cook County Tinley Park School District No.140, Refunding,
     Series A, AMBAC Insured, 6.00%, 12/01/15 ............................................         8,750,000           9,740,413
 Illinois Development Finance Authority Hospital Revenue,
     Adventist Health System, Sunbelt Obligation, 5.65%, 11/15/24 ........................         6,030,000           5,976,212
     Adventist Health System, Sunbelt Obligation, 5.50%, 11/15/29 ........................        20,000,000          19,253,800
     Sisters of St. Francis Health Services, Refunding,
     MBIA Insured, 5.375%, 11/01/27 ......................................................         5,000,000           5,066,350
 Illinois Development Finance Authority PCR,
     Central Illinois Public Service Co., Refunding, Series A, 6.375%, 1/01/28 ...........        15,200,000          15,533,336
     Commonwealth Edison Co. Project, Refunding, Series 1991, 7.25%, 6/01/11 .............         7,500,000           7,681,125
     Illinois Power Co. Project, Refunding, Series A, 7.375%, 7/01/21 ....................        26,550,000          30,249,743
 Illinois Development Finance Authority Revenue, Provena Health,
     Series A, MBIA Insured, 5.50%, 5/15/21 ..............................................        10,000,000          10,329,500
 Illinois HDA, MF Program,
     Lawndale Redevelopment Project, 7.10%, 12/01/34 .....................................        20,000,000          21,732,800
     Refunding, Series A, 7.10%, 7/01/26 .................................................        12,915,000          13,344,295
     Series 1, 6.625%, 9/01/12 ...........................................................        12,000,000          12,473,400
     Series 1, 6.75%, 9/01/21 ............................................................         7,550,000           7,831,162
     Series C, 7.35%, 7/01/11 ............................................................         2,265,000           2,317,254
 Illinois HDA Revenue, Homeowner Mortgage, Series A-1, 6.85%, 8/01/17 ....................         3,350,000           3,520,984
 Illinois Health Facilities Authority Revenue,
     Children's Memorial Hospital, Series A, AMBAC Insured, 5.75%, 8/15/25 ...............         9,120,000           9,684,254
     Edwards Hospital Project, Pre-Refunded, 7.00%, 2/15/22 ..............................         2,000,000           2,067,240
     Loyola University Health Systems, Refunding, Series A,
     MBIA Insured, 5.625%, 7/01/18 .......................................................         7,090,000           7,408,908
     Loyola University Health Systems, Series A, MBIA Insured,
     ETM, 5.625%, 7/01/18 ................................................................         2,105,000           2,322,889
     Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 ..................         2,885,000           2,907,503
     Northwestern Medical Facility Foundation, Refunding,
     MBIA Insured, 5.125%, 11/15/28 ......................................................         7,500,000           7,397,250
     South Suburban Hospital, ETM, 7.00%, 2/15/18 ........................................         4,200,000           5,217,534
     South Suburban Hospital, Pre-Refunded, 7.00%, 2/15/18 ...............................         2,800,000           2,894,136
     Victory Health Services, Series A, 5.75%, 8/15/27 ...................................         8,015,000           8,049,865
 Illinois State COP, Department of Central Management, FSA Insured,
     Pre-Refunded, 6.875%, 7/01/07 .......................................................         2,600,000           2,734,264
 Illinois University Revenues, Auxiliary Facilities, Series A,
     AMBAC Insured, 5.00%, 4/01/30 .......................................................         5,000,000           4,888,500
 Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
     McCormick Place Expansion Project,
     Refunding, Series A, FGIC Insured, 5.25%, 12/15/28 ..................................        39,580,000          40,011,026
     Series A, 6.50%, 6/15/22 ............................................................             5,000               5,395
     Series A, 6.50%, 6/15/27 ............................................................           555,000             598,828
     Series A, FGIC Insured, ETM, 6.50%, 6/15/07 .........................................             5,000               5,367

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 ILLINOIS (CONT.)
 Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
     McCormick Place Convention Center,
     ETM, 5.75%, 7/01/06 .................................................................       $ 1,645,000       $   1,765,069
     ETM, 7.00%, 7/01/26 .................................................................        12,000,000          15,630,000
     Pre-Refunded, 6.25%, 7/01/17 ........................................................         3,500,000           4,036,690
 Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 ...........         4,350,000           4,543,923
 Regional Transportation Authority Revenue, Series A, AMBAC Insured,
     Pre-Refunded, 6.125%, 6/01/22 .......................................................         3,970,000           4,063,771
 Southwestern Illinois Development Authority IDR, Spectrulite
     Consortium Inc. Project,
     6.20%, 2/01/05 ......................................................................         1,825,000           1,935,449
     6.625%, 2/01/10 .....................................................................         3,050,000           3,229,706
 Southwestern Illinois Development Authority Revenue, Anderson Hospital
     Project, Series A, Pre-Refunded,
     7.00%, 8/15/22 ......................................................................         6,200,000           6,559,910
 Southwestern Illinois Development Authority Solid Waste Disposal Revenue,
     LaCede Steel Co. Project,
     8.375%, 8/01/08 .....................................................................         3,645,000           3,732,480
     8.50%, 8/01/20 ......................................................................         5,390,000           5,520,438
 University of Illinois University Revenue, Auxiliary Facilities System,
     Refunding, Series B, FGIC Insured,
     5.125%, 4/01/26 .....................................................................        12,000,000          12,012,720
 Upper River Valley Development Authority Environmental Facilities Revenue,
     General Electric Co. Project, 5.45%, 2/01/23 ........................................         3,600,000           3,712,896
 Will County Exempt Facilities Revenue, Mobil Oil Refining Corp.
     Project, 6.00%, 2/01/27 .............................................................         7,130,000           7,491,848
                                                                                                                   -------------
                                                                                                                     429,875,005
                                                                                                                   -------------
 INDIANA 2.0%
 Beech Grove EDR, Westvaco Corp., 8.75%, 7/01/10 .........................................            50,000              50,383
 Carmel EDR, Cool Creek Association, Refunding, 6.50%, 9/01/15 ...........................         1,000,000           1,057,210
 Carmel Industrial RDA, County Option, Income Tax Lease, Rent Revenue,
     MBIA Insured, 5.25%, 1/01/18 ........................................................         1,090,000           1,116,967
 Eastern Hancock Middle School Building Corp. First Mortgage, Pre-Refunded,
     6.00%, 1/15/21 ......................................................................         1,000,000           1,123,920
 Elkhart County Hospital Authority Revenue, Goshen Hospital Association Inc.
     Project, 7.35%, 7/01/12 .............................................................         1,750,000           1,844,553
 Hammond Industrial Sewer and Solid Waste Disposal Revenue,
     American Maize-Products Co., Project A,
     8.00%, 12/01/24 .....................................................................        20,000,000          20,985,200
 Hammond Multi-School Building Corp. First Mortgage, Refunding,
     Series A, 6.20%, 7/10/15 ............................................................         1,500,000           1,554,705
 Indiana Bond Bank Special Program, Series B, 6.20%, 2/01/23 .............................         3,500,000           3,691,310
 Indiana Health Facility Financing Authority Hospital Revenue,
     Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/21 ...................        17,500,000          17,199,175
     Jackson County Schneck Memorial Hospital, Pre-Refunded, 7.50%, 2/15/22 ..............         1,835,000           1,898,950
     Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 .................         1,200,000           1,076,208
     Methodist Hospital Inc., 6.75%, 9/15/09 .............................................         1,280,000           1,336,064
     St. Anthony's Medical Center/Home Inc., Series A, Pre-Refunded,
     7.00%, 10/01/17 .....................................................................         1,000,000           1,039,900
 Indiana Health Facility Financing Authority Revenue, Greenwood
     Village South Project, Refunding,
      5.625%, 5/15/28 ....................................................................         1,750,000           1,443,523
 Indiana State Development Financing Authority Environmental
     Revenue, 6.25%, 7/15/30 .............................................................         2,000,000           2,032,140
 Indiana State Educational Facilities Authority Revenue,
     DePauw University Project, Refunding, 5.30%, 7/01/16 ................................           600,000             624,456
     Manchester College Project, 6.85%, 10/01/18 .........................................         3,240,000           3,337,265
     Valparaiso University, AMBAC Insured, 5.125%, 10/01/23 ..............................         2,015,000           2,033,619

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   INDIANA (CONT.)
   Indiana State HFA, SFMR,
     GNMA Secured, 6.10%, 7/01/22 ........................................................       $   860,000         $   900,007
     Refunding, Series A, 6.75%, 1/01/10 .................................................         2,940,000           3,026,936
     Refunding, Series A, 6.80%, 1/01/17 .................................................        12,835,000          13,181,545
   Indiana State Office Building Commission Correctional Facilities
     Program Revenue, Pre-Refunded, 6.375%, 7/01/16 ......................................         1,000,000           1,023,090
   Indiana Transportation Finance Authority Highway Revenue, 5.375%, 12/01/25 ............        15,000,000          15,328,800
   Indianapolis Airport Authority, Indianapolis International Airport
     Revenue, 6.50%, 11/15/31 ............................................................         1,460,000             929,494
   Indianapolis Local Public Improvement Bond, Series D, 6.75%, 2/01/20 ..................        15,375,000          16,433,108
   Jasper County EDR, Georgia-Pacific Corp. Project,
     5.625%, 12/01/27 ....................................................................         3,500,000           3,266,900
     Refunding, 6.70%, 4/01/29 ...........................................................         3,000,000           3,140,280
   Jasper County PCR, Northern Indiana Public Service Co., Refunding,
     MBIA Insured, 7.10%, 7/01/17 ........................................................           500,000             513,560
   Lake Central Industrial Multi-School Building Corp. First Mortgage,
     Refunding, MBIA Insured, 6.50%, 1/15/14 .............................................         2,100,000           2,199,414
   Madison County Authority Anderson Hospital Revenue, Refunding, Series A,
     BIG Insured, 8.00%, 1/01/14 .........................................................            95,000              95,390
   Muncies Edit Building Corp. First Mortgage, Series A, AMBAC Insured,
     6.60%, 12/01/17 .....................................................................         4,000,000           4,428,960
   New Albany Floyd County School Building Corp. Revenue, First Mortgage,
     MBIA Insured, 5.375%, 1/15/18 .......................................................         1,500,000           1,561,695
   New Prairie Unified School Building Corp. Revenue, First Mortgage,
     Refunding, FSA Insured, 5.80%, 7/05/11 ..............................................         1,520,000           1,622,281
   Penn-Harris-Madison Multi-School Building Corp. First Mortgage,
     FSA Insured, Pre-Refunded, 5.90%, 7/15/14 ...........................................         1,000,000           1,138,450
   Petersburg PCR, 5.75%, 8/01/21 ........................................................         5,000,000           5,119,600
   Rochester Community Multi-School Building Corp. Revenue, First Mortgage,
     AMBAC Insured, 5.20%, 1/15/18 .......................................................         1,000,000           1,024,720
   Sullivan Industrial PCR, Hoosier Energy, Merom Project, Refunding,
     7.10%, 4/01/19 ......................................................................           750,000             766,950
   Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C,
     5.95%, 5/01/09 ......................................................................         6,000,000           6,243,300
                                                                                                                   -------------
                                                                                                                     145,390,028
                                                                                                                   -------------
   IOWA .1%
   Iowa Finance Authority Mortgage Revenue, Abbey Health Care, Series A,
     GNMA Secured,
     5.90%, 5/20/20 ......................................................................           500,000             540,535
     6.10%, 5/20/31 ......................................................................         5,305,000           5,722,291
                                                                                                                   -------------
                                                                                                                       6,262,826
                                                                                                                   -------------
   KANSAS .2%
   Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen
     Memorial Hospital, Series Z, Asset Guaranteed, 5.25%, 12/15/23 ......................         2,500,000           2,525,250
   Kansas State Development Finance Authority Revenue, Water Pollution
     Control Revolving Fund, Series II, 5.125%, 11/01/18 .................................         5,000,000           5,147,750
   Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A,
     5.70%, 11/15/18 .....................................................................         1,875,000           1,665,319
     5.75%, 11/15/24 .....................................................................         1,500,000           1,305,480
(b)Shawnee County USD No. 437, Auburn-Washburn GO, Refunding, FSA Insured,
     5.00%, 9/01/20 ......................................................................         2,500,000           2,530,325
                                                                                                                   -------------
                                                                                                                      13,174,124
                                                                                                                   -------------
   KENTUCKY 1.6%
   Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ......................         3,900,000           4,038,567
   Henderson County Solid Waste Disposal Revenue, MacMillan Bloedel Project,
     7.00%, 3/01/25 ......................................................................        10,000,000          10,540,800
   Jefferson County MFHR, Watterson Park Apartments Project, Series A,
     6.35%, 11/15/11 .....................................................................         4,850,000           5,077,805

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 KENTUCKY (CONT.)
 Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
     Series A, 7.50%, 2/01/20 ............................................................       $10,000,000       $   9,842,400
     Series A, 7.125%, 2/01/21 ...........................................................         9,330,000           8,830,285
     Series B, 7.25%, 2/01/22 ............................................................         3,350,000           3,225,916
 Kentucky Economic Development Finance Authority Hospital System Revenue,
     Appalachian Regional Health Center Facility, Refunding and Improvement,
     5.80%, 10/01/12 .....................................................................         1,000,000             840,530
     5.85%, 10/01/17 .....................................................................         5,615,000           4,466,171
 Kentucky HFC Revenue, Series B, 6.625%, 7/01/14 .........................................         4,910,000           5,057,742
 Mount Sterling Lease Revenue, Kentucky League Cities, Series A,
     6.10%, 3/01/08 ......................................................................        20,375,000          21,672,276
     6.20%, 3/01/18 ......................................................................        11,765,000          12,513,254
 Pendleton County Multi-County Lease Revenue, Kentucky Association of
     Counties Leasing Trust, Series A, 6.50%, 3/01/19 ....................................        27,160,000          28,273,832
                                                                                                                    ------------
                                                                                                                     114,379,578
                                                                                                                    ------------
 LOUISIANA 1.3%
 Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 .................         2,000,000           2,057,900
 Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project,
     Refunding, 6.75%, 10/01/12 ..........................................................        14,285,000          14,688,551
 Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles
     Parish Memorial Hospital Project, Series A, FSA Insured,
     6.375%, 12/01/12 ....................................................................         4,310,000           5,041,321
     6.50%, 12/01/18 .....................................................................         5,530,000           6,616,811
     6.65%, 12/01/21 .....................................................................         3,145,000           3,341,688
 Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding,
     Series A, 7.75%, 6/01/12 ............................................................         1,035,000           1,063,152
     Series B, 6.375%, 11/01/02 ..........................................................            60,000              61,409
     Series B, 6.875%, 11/01/12 ..........................................................           315,000             327,414
 De Soto Parish Environmental Improvement Revenue, International Paper Co.
     Project, Series A, 7.70%, 11/01/18 ..................................................         2,500,000           2,718,175
 East Baton Rouge Mortgage Finance Authority, SFM Purchase,
     Series A, 6.80%, 10/01/28 ...........................................................         4,435,000           4,664,556
     Series C, 7.00%, 4/01/32 ............................................................         1,090,000           1,118,318
     Series D, 7.10%, 4/01/32 ............................................................           135,000             138,528
 Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2,
     GNMA Secured, 5.55%, 6/01/32 ........................................................         3,000,000           3,062,070
 Louisiana HFA, Mortgage Revenue, Refunding, 7.375%, 9/01/13 .............................           140,000             142,052
 Louisiana Local Government Environmental Facilities CRDA, Jefferson
     Parking Garage Project, AMBAC Insured, 5.00%, 9/01/31 ...............................         4,305,000           4,314,643
 Louisiana Public Facilities Authority Revenue, Alton Ochsner Medical
     Foundation Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/22 ...............         3,500,000           3,641,050
 Louisiana State GO, Series A, FGIC Insured, 5.00%, 11/15/19 .............................         9,000,000           9,110,700
 New Orleans GO, Refunding, AMBAC Insured,
     6.125%, 10/01/16 ....................................................................        10,275,000          11,265,921
     6.20%, 10/01/21 .....................................................................         8,050,000           8,841,959
 Office Facility Corp. Capital Facilities Bonds Revenue, 7.75%, 12/01/10 .................         3,400,000           3,510,330
 Pointe Coupee Parish PCR, Gulf States Utilities Co. Project,
     Refunding, 6.70%, 3/01/13 ...........................................................         2,200,000           2,254,230

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 LOUISIANA (CONT.)
 West Feliciana Parish PCR, Gulf State Utility Co. Project,
     7.70%, 12/01/14 .....................................................................       $ 2,000,000       $   2,063,360
     7.00%, 11/01/15 .....................................................................         3,050,000           3,170,231
                                                                                                                    ------------
                                                                                                                      93,214,369
                                                                                                                    ------------
 MAINE 1.0%
 Bucksport Solid Waste Disposal Revenue, Champion International Corp.
     Project, 6.25%, 5/01/10 .............................................................         5,000,000           5,152,000
 Jay Solid Waste Disposal Revenue, International Paper Co. Project,
     Refunding, Series B, 6.20%, 9/01/19 .................................................         8,000,000           8,278,640
 Maine Financial Authority Solid Waste Recycling Facilities Revenue,
     Great Northern Paper Co., Bowater Project,
     7.75%, 10/01/22 .....................................................................        29,300,000          30,858,467
 Maine State Health and Higher Educational Facilities Authority Revenue,
     Series B, FSA Insured, Pre-Refunded,
     7.00%, 7/01/24 ......................................................................         2,445,000           2,767,569
 Maine State Housing Authority Mortgage Purchase,
     Series A-5, 6.20%, 11/15/16 .........................................................         2,500,000           2,592,175
     Series C, 6.55%, 11/15/12 ...........................................................         3,700,000           3,812,702
     Series C, 6.65%, 11/15/24 ...........................................................         3,500,000           3,605,280
     Series D, 6.45%, 11/15/07 ...........................................................         3,540,000           3,642,802
     Series D, 6.70%, 11/15/15 ...........................................................         5,800,000           6,179,320
 Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ....................         4,800,000           4,943,904
                                                                                                                    ------------
                                                                                                                      71,832,859
                                                                                                                    ------------
 MARYLAND .6%
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital,
     Refunding and Improvement,
     FSA Insured, 6.00%, 9/01/21 .........................................................        10,110,000          11,064,991
 Maryland State CDA, Department of Housing and Community Development, MFHR,
     Series G, Mortgage Insured,
     6.55%, 5/15/19 ......................................................................         5,060,000           5,199,909
 Montgomery County Housing Opportunities Commission SFMR, Refunding,
     Series B, 6.625%, 7/01/28 ...........................................................         6,500,000           6,680,635
 Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project,
     Series A, Sub Series 1,
     8.25%, 9/01/21 ......................................................................        20,125,000          20,552,656
                                                                                                                    ------------
                                                                                                                      43,498,191
                                                                                                                    ------------
 MASSACHUSETTS 4.5%
 Massachusetts Bay Transportation Authority, Special Assessment, Series A,
     5.25%, 7/01/30 ......................................................................        29,750,000          30,244,445
 Massachusetts Bay Transportation Authority Revenue, General Transportation System,
     Refunding, Series C, 5.00%, 3/01/24 .................................................        14,675,000          14,634,791
     Series A, FGIC Insured, 5.00%, 3/01/23 ..............................................         4,000,000           3,999,720
 Massachusetts State GO,
     Consolidated Loan, Series A, 7.50%, 6/01/04 .........................................         7,500,000           8,060,175
     Refunding, Series B, ETM, 6.50%, 8/01/08 ............................................         5,900,000           6,946,247
 Massachusetts State Health and Educational Facilities Authority Revenue,
     Melrose-Wakefield Hospital, Refunding, Series B, ETM, 6.35%, 7/01/06 ................         1,100,000           1,150,523
     Sisters Providence Health System, Series A, Pre-Refunded, 6.50%, 11/15/08 ...........         1,000,000           1,058,550
     Sisters Providence Health System, Series A, Pre-Refunded, 6.625%, 11/15/22 ..........        12,050,000          12,802,643
 Massachusetts State HFA,
     HDA, Series D, FGIC Insured, 6.875%, 11/15/21 .......................................         5,250,000           5,411,175
     Housing Projects, Refunding, Series A, 6.30%, 10/01/13 ..............................        25,635,000          26,619,640
     Housing Projects, Refunding, Series A, 6.375%, 4/01/21 ..............................        24,750,000          25,595,213

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MASSACHUSETTS (CONT.)
   Massachusetts State HFA, (cont.)
     Housing Revenue, SF, Series 41, 6.30%, 12/01/14 .....................................       $ 5,655,000       $   6,019,861
     Housing Revenue, SF, Series 41, 6.35%, 6/01/17 ......................................         5,255,000           5,558,161
   Massachusetts State HFA, (cont.)
     Series C, FGIC Insured, 6.90%, 11/15/21 .............................................         9,715,000          10,028,503
     Series D, FGIC Insured, 6.80%, 11/15/12 .............................................           250,000             258,015
   Massachusetts State Industrial Finance Agency Health Care Facilities Revenue,
     Jewish Geriatric Services Inc., Series B,
     5.375%, 5/15/17 .....................................................................         1,965,000           2,004,555
     5.50%, 5/15/27 ......................................................................         5,000,000           5,079,900
     Pre-Refunded, 7.00%, 4/01/22 ........................................................         5,000,000           5,327,000
   Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
     5.65%, 10/01/17 .....................................................................         2,295,000           2,398,941
     5.70%, 10/01/27 .....................................................................         7,375,000           7,683,865
   Massachusetts State Port Authority Revenue, Special Facilities,
     Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 .......................................        11,750,000          12,122,945
   Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
     Series A, MBIA Insured, 5.00%, 1/01/37 ..............................................        77,130,000          75,746,288
     sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 .......................        21,350,000          21,380,104
   Massachusetts State Water Pollution Abatement Trust Revenue,
     Water Revenue Authority Program, Refunding,
     Sub Series A, 5.75%, 8/01/29 ........................................................         6,500,000           7,005,310
   Plymouth County COP, Series A, Pre-Refunded, 7.00%, 4/01/12 ...........................        10,000,000          10,654,000
   Route 3 North Transportation Improvement Association Massachusetts
     Lease Revenue, MBIA Insured,
     5.375%, 6/15/29 .....................................................................        16,405,000          16,957,849
                                                                                                                   -------------
                                                                                                                     324,748,419
                                                                                                                   -------------
   MICHIGAN 2.4%
   Battle Creek Tax Increment Finance Authority, Pre-Refunded, 7.40%, 5/01/16 ............         2,000,000           2,271,080
   Belding Area Schools GO, FGIC Insured,
     6.10%, 5/01/26 ......................................................................           810,000             879,085
     Pre-Refunded, 6.10%, 5/01/26 ........................................................         2,995,000           3,398,936
   Detroit City School District GO, Series A, FSA Insured, 5.125%, 5/01/31 ...............        14,925,000          14,979,029
   Detroit GO,
     Refunding, Series B, 6.375%, 4/01/06 ................................................         7,265,000           8,019,034
     Refunding, Series B, 6.25%, 4/01/09 .................................................           625,000             677,288
     Self-Insurance, Series A, 5.70%, 5/01/02 ............................................         2,250,000           2,285,303
     Series A, Pre-Refunded, 6.70%, 4/01/10 ..............................................         4,550,000           5,159,063
   Detroit Sewage Disposal Revenue,
     Refunding, senior lien, Series A, FGIC Insured, 5.125%, 7/01/31 .....................        10,000,000          10,033,300
     Series A, MBIA Insured, 5.00%, 7/01/27 ..............................................        15,000,000          14,934,600
   Detroit Water Supply System Revenue,
     second lien, Series B, FGIC Insured, 5.50%, 7/01/33 .................................         5,000,000           5,239,900
     senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 .................................         7,575,000           7,528,793
   Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ..........         8,625,000           8,712,199
   Jackson County Building Authority Revenue, AMBAC Insured, 5.60%, 5/01/30 ..............         4,145,000           4,341,556
   Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding,
     Series A, 6.25%, 5/15/27 ............................................................         2,000,000           1,844,880
   Michigan State Building Authority Revenue, Series I, 5.00%, 10/15/24 ..................        16,350,000          16,283,129

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MICHIGAN (CONT.)
 Michigan State HDA,
     Limited Obligation Revenue, Fraser Woods Project, FSA Insured, 6.625%, 9/15/19 ......       $ 2,500,000       $   2,606,575
     Rental Housing Revenue, Refunding, Series A, 6.60%, 4/01/12 .........................         4,730,000           4,957,702
     SFMR, Series A, 6.45%, 12/01/14 .....................................................         1,145,000           1,205,571
 Michigan State Hospital Finance Authority Revenue,
     Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 ........        18,000,000          19,240,740
     Henry Ford Health, Refunding, Series A, 5.25%, 11/15/25 .............................         4,000,000           3,924,960
     Presbyterian Villages Obligation Group, 5.80%, 1/01/02 ..............................           355,000             355,064
     Presbyterian Villages Obligation Group, 5.90%, 1/01/03 ..............................           325,000             325,796
     Presbyterian Villages Obligation Group, 6.00%, 1/01/04 ..............................           390,000             391,603
     Presbyterian Villages Obligation Group, 6.375%, 1/01/15 .............................           275,000             267,234
     Presbyterian Villages Obligation Group, 6.40%, 1/01/15 ..............................         1,000,000             973,930
     Presbyterian Villages Obligation Group, 6.50%, 1/01/25 ..............................         3,500,000           3,374,070
 Michigan State Trunk Line Revenue, Series A, FSA Insured, 5.00%, 11/01/25 ...............         5,000,000           5,007,750
 Michigan State Trunk Line, Revenue, Series A, FSA Insured, 5.25%, 11/01/30 ..............        10,000,000          10,155,300
 Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital,
     Series M, MBIA Insured, 5.25%, 11/15/31 .............................................        10,000,000          10,066,300
 Southgate Community School District GO, FGIC Insured, 5.00%, 5/01/25 ....................         5,500,000           5,506,765
                                                                                                                   -------------
                                                                                                                     174,946,535
                                                                                                                   -------------
 MINNESOTA 2.3%
 Cloquet PCR, Potlach Corp. Projects, Refunding, 5.90%, 10/01/26 .........................         9,100,000           8,612,149
 Dakota County Housing RDA, Limited Annual Appropriation Tax and Revenue,
     Development Housing Facilities Project, 7.50%, 1/01/06 ..............................         3,930,000           3,954,798
 Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29 .......         6,000,000           5,948,880
 International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ........         3,500,000           3,310,440
 Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
     Series A, FGIC Insured, 5.125%, 1/01/31 .............................................        10,000,000           9,976,800
     Series A, FGIC Insured, 5.25%, 1/01/32 ..............................................        13,000,000          13,102,440
     Series A, FGIC Insured, 5.75%, 1/01/32 ..............................................         5,000,000           5,287,500
     Series C, FGIC Insured, 5.25%, 1/01/26 ..............................................        14,000,000          14,130,760
 Minneapolis Art Center Facilities Revenue, Walker Art Center Project,
     5.125%, 7/01/21 .....................................................................         3,000,000           3,016,830
 Minnesota Agriculture and Economic Development Board Revenue,
     Health Care System, Fairview Hospital,
 Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ......................................        25,810,000          27,286,332
 Minnesota State HFA, SFM, Series D-1,
     6.45%, 7/01/11 ......................................................................         2,860,000           2,971,283
     6.50%, 1/01/17 ......................................................................         1,115,000           1,153,880
 Minnetonka MFHR, Ridgepointe II Project, Refunding, Series A,
     GNMA Secured, 5.95%, 10/20/33 .......................................................        11,075,000          11,704,171
 Red Wing Housing RDA, Jordan Tower II Project, Pre-Refunded, 7.00%, 1/01/19 .............         1,500,000           1,541,355
 Rochester Health Care Facilities Revenue, Mayo Foundation,
     Series A, 5.50%, 11/15/27 ...........................................................        21,500,000          22,308,615
 Roseville MFHR, Rosepointe I Project, Refunding,
     Series A, GNMA Secured, 5.95%, 10/20/33 .............................................         8,490,000           8,972,317
 St. Paul Port Authority IDR,
     Bandana Square, Series C, 7.70%, 12/01/01 ...........................................           255,000             254,918
     Bandana Square, Series C, 7.70%, 12/01/02 ...........................................           270,000             269,868
     Bandana Square, Series C, 7.70%, 12/01/07 ...........................................         1,690,000           1,411,826
     Bandana Square, Series C, 7.80%, 12/01/12 ...........................................         1,000,000             794,180

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MINNESOTA (CONT.)
 St. Paul Port Authority IDR, (cont.)
     Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/02 ...............................       $   595,000       $     590,151
     Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/03 ...............................           640,000             629,536
     Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/04 ...............................           685,000             668,629
     Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/05 ...............................           740,000             715,277
     Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/06 ...............................           795,000             762,938
     Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/07 ...............................           855,000             815,072
     Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/08 ...............................           915,000             866,917
     Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ...............................           670,000             630,818
     Common Bond Fund, Fort Road Medical Center, Refunding,
       Series C, 7.95%, 9/01/02 ..........................................................           155,000             154,876
     Common Bond Fund, Fort Road Medical Center, Refunding,
       Series C, 7.95%, 9/01/10 ..........................................................         1,455,000           1,190,699
     Common Bond Fund, Ideal Security Hardware Corp., Refunding,
       Series F, 8.00%, 12/01/01 .........................................................           105,000             104,963
     Common Bond Fund, Ideal Security Hardware Corp., Refunding,
       Series F, 8.00%, 12/01/02 .........................................................           115,000             114,931
     Common Bond Fund, Ideal Security Hardware Corp., Refunding,
       Series F, 8.00%, 12/01/12 .........................................................         1,540,000           1,222,729
 Washington County Housing and RDAR,
     Orleans Apartments Project, Series A, 8.25%, 7/01/21 ................................         2,970,000           3,020,163
     Pooled Housing and Redevelopment, Refunding, 7.20%, 1/01/22 .........................         5,885,000           6,101,509
     Raymie Johnson Apartments Project, Pre-Refunded, 7.70%, 12/01/19 ....................         5,210,000           5,335,301
                                                                                                                   -------------
                                                                                                                     168,933,851
                                                                                                                   -------------
 MISSISSIPPI 1.2%
 Claiborne County PCR, Systems Energy Resources Inc.,
     Refunding, 6.20%, 2/01/26 ...........................................................        36,500,000          36,134,635
 Jackson County Environmental Improvement Revenue, International Paper
     Company Project, 6.70%, 5/01/24 .....................................................         3,500,000           3,757,110
 Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project,
     5.875%, 4/01/22 .....................................................................        40,000,000          39,413,600
     Refunding, 5.90%, 5/01/22 ...........................................................         8,250,000           8,153,393
 Mississippi State Educational Facilities Authority Revenue, Private
     Nonprofit Institutions of Higher Learning,
 Tougaloo College Project, Series A, 6.50%, 6/01/18 ......................................         2,145,000           2,184,404
                                                                                                                   -------------
                                                                                                                      89,643,142
                                                                                                                   -------------
 MISSOURI .7%
 Missouri State Health and Educational Facilities Authority Health
     Facilities Revenue, Health Midwest,
       Series B, MBIA Insured, 6.25%, 2/15/12 ............................................         5,000,000           5,149,850
 Missouri State Health and Educational Facilities Authority Revenue,
     SSM Health Care, Refunding, Series A,
      MBIA Insured, 5.00%, 6/01/22 .......................................................         4,500,000           4,476,960
 Missouri State Health and Educational Facilities Revenue, SSM Healthcare,
     Series A, AMBAC Insured, 5.25%, 6/01/21 .............................................        17,500,000          17,768,975
 St. Louis Airport Revenue,
     Airport Development Project, Series A, MBIA Insured, 5.00%, 7/01/20 .................         5,000,000           5,060,800
     Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/21 .................         7,250,000           7,332,578
 St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 ....................         5,885,000           6,295,538
 Taney County IDA, Hospital Revenue, The Skaggs Community Hospital
     Association, 5.40%, 5/15/28 .........................................................         4,000,000           3,789,760
                                                                                                                   -------------
                                                                                                                      49,874,461
                                                                                                                   -------------
 MONTANA .7%
 Forsyth County PCR,
     The Montana Power Co. Colstrip Project, Refunding, Series A, 6.125%, 5/01/23 ........         3,250,000           3,317,795

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MONTANA (CONT.)
Forsyth County PCR, (cont.)
     The Montana Power Co., Refunding, Series B, MBIA Insured, 5.90%, 12/01/23 ...........       $20,385,000       $  21,857,001
     Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 ..............        10,000,000          10,336,600
 Montana State Board of Housing SFM, Refunding,
     Series A, 6.50%, 12/01/22 ...........................................................         2,835,000           2,924,671
     Series B-1, 6.25%, 12/01/21 .........................................................         6,550,000           6,920,337
 Montana State Health Facilities Authority Revenue, Montana Developmental
     Center Project, 6.40%, 6/01/19 ......................................................         2,000,000           2,093,020
                                                                                                                   -------------
                                                                                                                      47,449,424
                                                                                                                   -------------
 NEBRASKA .1%
 Nebraska Investment Finance Authority Revenue, ETM, 7.00%, 11/01/09 .....................         4,900,000           5,005,497
                                                                                                                   -------------
 NEVADA 4.1%
 Churchill County Health Care Facilities Revenue, Western Health Network,
     Series A, MBIA Insured, 6.25%, 1/01/14 ..............................................         2,000,000           2,165,960
 Clark County Apartment Improvement Revenue, sub lien, Series B,
     FGIC Insured, 5.25%, 7/01/31 ........................................................        20,000,000          20,240,400
 Clark County IDR,
     Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 ......................        10,000,000           9,521,000
     Nevada Power Co. Project, Refunding, Series C, 7.20%, 10/01/22 ......................        12,500,000          12,940,375
     Nevada Power Co. Project, Series A, 5.90%, 11/01/32 .................................         2,600,000           2,472,600
     Southwest Gas Corp., Series A, 7.30%, 9/01/27 .......................................        18,080,000          18,811,698
     Southwest Gas Corp., Series A, 6.50%, 12/01/33 ......................................        10,000,000          10,109,500
     Southwest Gas Corp., Series B, 7.50%, 9/01/32 .......................................        62,470,000          65,019,401
 Clark County School District GO, Building and Renovation, Series B,
     FGIC Insured, 5.25%, 6/15/16 ........................................................        12,750,000          13,187,835
 Director of State Department of Business and Industry Revenue,
     Las Vegas Monorail Project, First Tier, AMBAC Insured, 5.625%,
       1/01/32 ...........................................................................        21,995,000          22,935,286
       1/01/34 ...........................................................................        15,000,000          15,604,950
 Henderson Health Care Facilities Revenue, Catholic Healthcare
     West, Series A, 5.25%, 7/01/18 ......................................................        23,685,000          21,889,677
 Humboldt County PCR, Sierra Pacific Power Co., Refunding, Series A,
     AMBAC Insured, 6.30%, 7/01/22 .......................................................         4,500,000           4,700,385
 Nevada Housing Division,
     MFHR, Series B, FNMA Insured, 6.55%, 10/01/25 .......................................         5,405,000           5,753,947
     SF Program, FI/GML, Series A, 8.30%, 10/01/19 .......................................         1,070,000           1,112,607
     SF Program, FI/GML, Series A-2, 8.375%, 10/01/19 ....................................           430,000             433,724
     SF Program, Refunding, Series A-1, 6.25%, 10/01/26 ..................................         3,000,000           3,122,430
     SF Program, Refunding, Series C-2, FHA Insured, 6.75%, 10/01/26 .....................         6,110,000           6,393,810
 Nevada State GO,
     Colorado River Commission Revenue, Series 1994, Pre-Refunded, 6.50%, 7/01/24 ........        15,915,000          17,662,944
     Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%, 12/01/17 ..............        10,275,000          10,791,216
 Reno RDA, Tax Allocation, Refunding, Series A, 6.20%, 6/01/18 ...........................         3,000,000           3,060,210
 Sparks RDA, Tax Allocation Revenue, Refunding, Series A, Asset
     Guaranteed, 6.00%, 1/15/23 ..........................................................         5,000,000           5,223,150
 Washoe County Gas and Water Facilities Revenue, Refunding,
     AMBAC Insured, 6.30%, 12/01/14 ......................................................         5,000,000           5,233,950
 Washoe County GO, Reno Sparks Convention, Refunding, Series A,
     FGIC Insured, 5.00%, 7/01/24 ........................................................         5,000,000           4,986,250
 Washoe County Hospital Facility Revenue, Washoe Medical Center Inc.
     Project, Series A, AMBAC Insured, 6.25%, 6/01/13 ....................................         9,295,000          10,175,329
                                                                                                                   -------------
                                                                                                                     293,548,634
                                                                                                                   -------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW HAMPSHIRE 1.3%
Nashua Housing Authority MFR, Clocktower Project, Refunding,
    GNMA Secured, 6.25%, 6/20/33 .........................................................       $ 6,001,000       $   6,381,403
New Hampshire Higher Education and Health Facilities Authority Revenue,
    The Hitchcock Clinic, MBIA Insured, 6.00%, 7/01/27 ...................................         4,275,000           4,609,220
    New Hampshire Catholic Charities, 5.80%, 8/01/22 .....................................         1,000,000             885,520
    Rivier College, 5.60%, 1/01/28 .......................................................         4,590,000           4,430,911
    St. Joseph Hospital, 7.50%, 1/01/16 ..................................................         2,300,000           2,353,820
New Hampshire State HFA, SFMR, Series E,
    6.75%, 7/01/19 .......................................................................         3,875,000           4,029,651
    6.80%, 7/01/25 .......................................................................         3,015,000           3,179,438
New Hampshire State IDAR, Pollution Control, Public Service Co. of
    New Hampshire Project,
    Series A, 7.65%, 5/01/21 .............................................................         6,870,000           7,023,132
    Series B, 7.50%, 5/01/21 .............................................................        50,690,000          51,808,221
    Series C, 7.65%, 5/01/21 .............................................................         7,450,000           7,616,061
                                                                                                                   -------------
                                                                                                                      92,317,377
                                                                                                                   -------------
NEW JERSEY .6%
    Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
    Series 1, 6.00%, 1/01/19 .............................................................         2,100,000           2,082,045
    Series 1, 6.00%, 1/01/29 .............................................................         5,000,000           4,881,750
    Series 2, 6.125%, 1/01/19 ............................................................         2,000,000           2,005,520
    Series 2, 6.125%, 1/01/29 ............................................................         5,000,000           4,963,500
New Jersey EDA, Lease Revenue, International Center for Public Health Project,
    University of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ..................         5,000,000           5,491,100
New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
    5.60%, 1/01/22 .......................................................................         7,500,000           8,004,750
    5.50%, 1/01/25 .......................................................................        13,000,000          13,733,070
                                                                                                                   -------------
                                                                                                                      41,161,735
                                                                                                                   -------------
NEW MEXICO .4%
Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A,
    AMBAC Insured, 6.375%, 12/15/22 ......................................................        10,435,000          11,084,057
Lordsburg PCR, Phelps Dodge Corp. Project, Refunding, 6.50%, 4/01/13 .....................        17,000,000          17,499,120
                                                                                                                   -------------
                                                                                                                      28,583,177
                                                                                                                   -------------
NEW YORK 17.0%
Long Island Power Authority Electric System Revenue, Series A,
    MBIA Insured, 5.25%, 12/01/26 ........................................................        10,000,000          10,158,200
MTA Commuter Facilities Revenue, Series A,
    5.25%, 7/01/28 .......................................................................         5,000,000           5,058,600
    6.125%, 7/01/29 ......................................................................        15,040,000          16,263,053
    FGIC Insured, 6.00%, 7/01/16 .........................................................         8,950,000           9,912,394
MTA Dedicated Tax Fund Revenue, Series A,
    FGIC Insured, 6.00%, 4/01/30 .........................................................        12,500,000          13,671,500
    MBIA Insured, 5.25%, 4/01/26 .........................................................        11,125,000          11,343,050
MTA Transit Facilities Revenue,
    Refunding, Series M, 6.00%, 7/01/14 ..................................................        18,210,000          19,403,301
    Series A, 6.00%, 7/01/24 .............................................................         5,000,000           5,376,950
    Series A, 5.625%, 7/01/27 ............................................................        10,800,000          11,209,860
    Series A, FSA Insured, 6.00%, 7/01/16 ................................................         3,630,000           4,020,334
    Service Contract, Refunding, Series 8, 5.375%, 7/01/21 ...............................        15,000,000          15,343,500

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
Nassau County GO,
    Improvement, Series F, 6.625%, 3/01/08 ...............................................       $ 7,325,000       $   8,267,142
    Water Utility Improvements, Series F, 6.625%, 3/01/07 ................................         7,070,000           7,929,641
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
    FSA Insured, 5.75%, 8/01/29 ..........................................................        10,000,000          10,635,300
New Rochelle IDA, Civic Facilities Revenue, College of New Rochelle
    Project, Pre-Refunded, 6.625%, 7/01/12 ...............................................         1,245,000           1,306,852
New York City GO,
    Refunding, Series B, 6.20%, 8/15/06 ..................................................         1,500,000           1,655,775
    Refunding, Series E, 6.00%, 8/01/26 ..................................................         2,765,000           2,997,039
    Refunding, Series F, 6.00%, 8/01/13 ..................................................        14,000,000          15,434,720
    Refunding, Series H, 6.25%, 8/01/15 ..................................................        13,035,000          14,215,189
    Refunding, Series H, 6.125%, 8/01/25 .................................................        65,785,000          70,130,757
    Refunding, Series J, 6.00%, 8/01/21 ..................................................        28,260,000          30,024,837
    Series A, 6.125%, 8/01/06 ............................................................        13,605,000          14,718,433
    Series A, 6.20%, 8/01/07 .............................................................        20,490,000          22,263,000
    Series A, 6.25%, 8/01/08 .............................................................         4,390,000           4,775,530
    Series A, 7.75%, 8/15/14 .............................................................            40,000              41,142
    Series A, 6.25%, 8/01/16 .............................................................         3,275,000           3,405,018
    Series A, Pre-Refunded, 6.125%, 8/01/06 ..............................................           895,000             995,401
    Series A, Pre-Refunded, 6.20%, 8/01/07 ...............................................         1,320,000           1,470,691
    Series A, Pre-Refunded, 6.25%, 8/01/16 ...............................................         1,725,000           1,804,592
    Series B, 7.50%, 2/01/04 .............................................................        10,000,000          10,258,200
    Series B, 8.25%, 6/01/05 .............................................................         1,000,000           1,165,480
    Series B, 6.30%, 8/15/08 .............................................................        22,360,000          24,743,800
    Series B, 6.125%, 8/01/09 ............................................................        11,510,000          12,467,747
    Series B, 6.375%, 8/15/10 ............................................................        17,170,000          19,007,018
    Series B, 7.00%, 2/01/19 .............................................................         6,555,000           6,893,304
    Series B, 6.00%, 8/15/26 .............................................................         1,670,000           1,814,772
    Series B, Pre-Refunded, 6.30%, 8/15/08 ...............................................         4,515,000           5,163,670
    Series B, Pre-Refunded, 6.375%, 8/15/10 ..............................................         4,570,000           5,238,865
    Series B, Pre-Refunded, 6.75%, 10/01/15 ..............................................            50,000              52,903
    Series B, Pre-Refunded, 6.75%, 10/01/17 ..............................................         1,300,000           1,375,478
    Series B, Pre-Refunded, 7.00%, 2/01/19 ...............................................         8,445,000           8,672,846
    Series B, Pre-Refunded, 6.00%, 8/15/26 ...............................................           330,000             380,434
    Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ...............................         3,000,000           3,400,980
    Series B-1, Pre-Refunded, 7.30%, 8/15/11 .............................................         8,000,000           9,121,760
    Series C, Sub Series C-1, 7.00%, 8/01/18 .............................................            25,000              26,138
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 ...............................         1,930,000           2,030,360
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/18 ...............................         1,680,000           1,767,360
    Series D, 8.00%, 8/01/16 .............................................................             5,000               5,136
    Series D, 6.00%, 2/15/25 .............................................................        18,710,000          19,999,867
    Series D, Pre-Refunded, 7.625%, 2/01/15 ..............................................         9,000,000           9,256,140
    Series D, Pre-Refunded, 7.50%, 2/01/16 ...............................................         5,000,000           5,140,800
    Series D, Pre-Refunded, 7.50%, 2/01/17 ...............................................        12,000,000          12,337,920
    Series D, Pre-Refunded, 6.00%, 2/15/25 ...............................................         1,920,000           2,142,029
    Series E, 5.75%, 2/15/09 .............................................................         5,295,000           5,614,765
    Series E, 6.50%, 12/01/12 ............................................................            20,000              20,052

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
New York City GO, (cont.)
    Series E, Pre-Refunded, 6.00%, 8/01/26 ...............................................       $   235,000         $   270,668
    Series F, 8.20%, 11/15/04 ............................................................            85,000              86,398
    Series F, Pre-Refunded, 8.20%, 11/15/04 ..............................................         5,250,000           5,337,728
    Series F, Pre-Refunded, 6.50%, 2/15/07 ...............................................         8,050,000           9,120,248
    Series F, Pre-Refunded, 6.50%, 2/15/08 ...............................................         7,540,000           8,529,700
    Series F, Pre-Refunded, 6.60%, 2/15/10 ...............................................        16,000,000          18,177,120
    Series F, Pre-Refunded, 8.25%, 11/15/15 ..............................................         2,000,000           2,033,440
    Series F, Pre-Refunded, 8.25%, 11/15/17 ..............................................         2,500,000           2,541,800
    Series G, 6.00%, 10/15/26 ............................................................        15,160,000          16,092,037
    Series G, Pre-Refunded, 6.00%, 10/15/26 ..............................................           175,000             204,332
    Series H, 7.10%, 2/01/12 .............................................................           135,000             138,389
    Series H, 7.00%, 2/01/16 .............................................................           215,000             220,347
    Series H, Pre-Refunded, 7.10%, 2/01/12 ...............................................         2,865,000           2,942,613
    Series H, Pre-Refunded, 7.20%, 2/01/14 ...............................................        10,000,000          10,273,300
    Series H, Pre-Refunded, 7.00%, 2/01/16 ...............................................         3,785,000           3,886,627
    Series H-1, 6.125%, 8/01/11 ..........................................................         4,900,000           5,307,729
    Series H-1, Pre-Refunded, 6.125%, 8/01/09 ............................................           240,000             266,923
    Series H-1, Pre-Refunded, 6.125%, 8/01/11 ............................................           100,000             111,218
    Series I, 6.25%, 4/15/13 .............................................................        12,450,000          13,626,899
    Series I, 6.25%, 4/15/27 .............................................................         2,925,000           3,128,288
    Series I, Pre-Refunded, 6.25%, 4/15/13 ...............................................        24,160,000          28,149,541
    Series I, Pre-Refunded, 6.25%, 4/15/27 ...............................................         4,075,000           4,759,070
New York City IDA, IDR, Brooklyn Navy Yard Cogeneration Partners,
    5.65%, 10/01/28 ......................................................................         5,000,000           5,027,500
    5.75%, 10/01/36 ......................................................................         5,750,000           5,809,513
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Refunding, 5.50%, 6/15/33 ............................................................        55,000,000          57,373,800
    Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 ....................................         4,855,000           4,914,182
    Series A, 5.75%, 6/15/30 .............................................................         8,000,000           8,546,000
    Series A, FGIC Insured, 5.50%, 6/15/32 ...............................................        10,000,000          10,401,300
    Series B, 5.75%, 6/15/29 .............................................................        15,000,000          15,824,250
    Series B, AMBAC Insured, 5.25%, 6/15/29 ..............................................         8,000,000           8,097,520
    Series B, FSA Insured, 5.25%, 6/15/29 ................................................         4,030,000           4,079,126
    Series B, MBIA Insured, 5.75%, 6/15/26 ...............................................         3,000,000           3,186,600
    Series D, 5.25%, 6/15/25 .............................................................        10,000,000          10,186,900
    Series G, FSA Insured, 5.125%, 6/15/32 ...............................................        24,215,000          24,259,313
New York City Transitional Finance Authority Revenue, Future Tax Secured,
    Refunding, Series C, 5.50%, 11/01/20 .................................................         5,000,000           5,235,900
    Refunding, Series C-A, 5.50%, 11/01/24 ...............................................         4,200,000           4,366,278
    Series B, 6.00%, 11/15/29 ............................................................        10,000,000          10,869,000
New York City Transportation Authority MTA, Triborough COP, Series A,
    AMBAC Insured, 5.40%, 1/01/19 ........................................................        15,000,000          15,591,900
New York State Dormitory Authority Lease Revenue, Court Facilities,
    6.00%, 5/15/39 .......................................................................        16,000,000          17,308,800
New York State Dormitory Authority Revenue,
    City University General Resources, Series 2, MBIA Insured,
    Pre-Refunded, 6.25%, 7/01/19 .........................................................         4,000,000           4,399,160
    City University System Consolidated, Third, Series 1, 5.25%, 7/01/25 .................        10,000,000          10,124,200

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
New York State Dormitory Authority Revenue, (cont.)
    City University System, Series 2, 6.00%, 7/01/26 .....................................       $ 5,500,000      $    5,990,325
    City University System, Third General, 6.00%, 7/01/20 ................................        16,860,000          18,513,460
    City University System, Third General, Series 2, Pre-Refunded, 6.00%, 7/01/26 ........        14,150,000          16,327,968
    Interfaith Medical Center, Series D, 5.40%, 2/15/28 ..................................         8,000,000           8,235,920
    Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ..........................        18,000,000          19,636,920
    Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ..........................         5,000,000           5,241,550
    Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 .................         5,000,000           5,179,100
    State University Educational Facilities, 5.125%, 5/15/21 .............................         9,000,000           9,064,080
    Upstate Community Colleges, Series A, 5.00%, 7/01/28 .................................        10,000,000           9,840,100
New York State Energy Research and Development Authority Electric Facilities Revenue,
    Consolidated Edison Project, Refunding, Series A, 6.10%, 8/15/20 .....................         8,500,000           9,091,600
    Long Island Light, Series A, Pre-Refunded, 7.15%, 2/01/22 ............................         1,500,000           1,574,850
    Series A, 7.15%, 6/01/20 .............................................................        12,885,000          13,348,087
    Series A, Pre-Refunded, 7.15%, 6/01/20 ...............................................         4,615,000           4,845,289
New York State HFA, Service Contract Obligation Revenue,
    Refunding, Series C, 6.125%, 3/15/20 .................................................        23,585,000          25,372,507
    Refunding, Series C, 5.50%, 9/15/22 ..................................................        17,505,000          18,047,655
    Series A, 6.375%, 9/15/14 ............................................................            25,000              27,653
    Series A, 6.375%, 9/15/16 ............................................................         3,785,000           4,181,100
    Series A, Pre-Refunded, 6.375%, 9/15/14 ..............................................         3,130,000           3,535,085
    Series A, Pre-Refunded, 6.50%, 3/15/25 ...............................................        10,000,000          11,628,700
    Series C, 5.875%, 9/15/14 ............................................................         3,950,000           4,204,064
    Series C, Pre-Refunded, 5.875%, 9/15/14 ..............................................           725,000             789,184
    Series C, Pre-Refunded, 6.125%, 3/15/20 ..............................................         1,915,000           2,093,229
New York State HFAR,
    Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05 ................        14,070,000          15,407,072
    Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15 ..........         5,475,000           5,917,106
    Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20 .........         4,230,000           4,570,430
New York State Medical Care Facilities Finance Agency Revenue,
    Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.50%, 2/15/34 ...         6,455,000           6,837,523
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 .............         7,600,000           8,680,340
    The Hospital for Special Surgery Revenue, Series A, Pre-Refunded, 6.375%, 8/15/24 ....        12,500,000          14,079,000
New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
    5.75%, 4/01/16 .......................................................................        13,200,000          14,052,720
    Pre-Refunded, 6.25%, 4/01/14 .........................................................        11,600,000          13,208,108
New York State Urban Development Corp. Revenue,
    Correctional Capital Facilities, Series 5, 6.10%, 1/01/12 ............................         7,685,000           8,397,400
    Youth Facilities, 6.00%, 4/01/17 .....................................................        11,720,000          12,804,100
Triborough Bridge and Tunnel Authority Revenue, General Purpose,
    Series B, 5.50%, 1/01/30 .............................................................        15,000,000          15,567,450
TSASC Inc. New York Revenue, TFABS, Series 1, 6.25%,
    7/15/27 ..............................................................................        19,630,000          21,353,121
    7/15/34 ..............................................................................        17,375,000          18,715,481
Warren and Washington Counties IDAR, Adirondack Resource Recovery Project,
    Refunding, Series A, 7.90%, 12/15/07 .................................................         3,690,000           3,713,247
                                                                                                                  --------------
                                                                                                                   1,222,806,806
                                                                                                                  --------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
                                                                                                             AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NORTH CAROLINA 4.3%
Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
    5.90%, 1/15/16 .....................................................................................  $  7,010,000  $  7,430,670
    Pre-Refunded, 5.90%, 1/15/16 .......................................................................     2,890,000     3,254,198
Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc., Refunding,
 5.25%, 10/01/24 .......................................................................................     6,000,000     5,905,440
North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series A, 6.50%, 1/01/17 ................................................................    25,700,000    26,288,273
    Refunding, Series A, 5.75%, 1/01/26 ................................................................    65,350,000    66,085,841
    Refunding, Series B, 6.25%, 1/01/12 ................................................................     6,875,000     7,182,106
    Refunding, Series B, 6.00%, 1/01/14 ................................................................    14,000,000    14,542,500
    Refunding, Series B, 5.75%, 12/01/16 ...............................................................    14,420,000    14,869,471
    Refunding, Series B, 6.00%, 1/01/22 ................................................................     1,250,000     1,327,038
    Refunding, Series B, 6.25%, 1/01/23 ................................................................    39,030,000    42,608,270
    Refunding, Series B, 5.75%, 1/01/24 ................................................................    35,140,000    35,435,527
    Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ..................................................     4,000,000     4,231,720
    Refunding, Series D, 6.75%, 1/01/26 ................................................................     5,000,000     5,431,100
    Series B, 6.00%, 1/01/05 ...........................................................................     1,355,000     1,419,159
    Series D, 5.875%, 1/01/13 ..........................................................................     5,790,000     6,012,278
    Series D, 6.70%, 1/01/19 ...........................................................................     2,000,000     2,185,220
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding,
    5.75%, 1/01/15 .....................................................................................    12,435,000    12,622,644
    6.25%, 1/01/17 .....................................................................................     9,720,000    10,083,334
North Carolina State GO, Public Improvement, Series A, 5.10%, 9/01/17 ..................................    21,365,000    22,401,203
University Hospital Chapel Hill Revenue, Refunding, AMBAC Insured, 5.00%, 2/15/21 ......................     5,000,000     5,014,350
Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co., 6.90%, 4/01/09 .......     5,000,000     5,109,450
Winston-Salem Water and Sewer System Revenue, Refunding, 5.125%, 6/01/28 ...............................    11,000,000    11,111,430
                                                                                                                         -----------
                                                                                                                         310,551,222
                                                                                                                         -----------
NORTH DAKOTA .1%
Ellendale MFHR, Ellendale Manor Apartments Project, 9.75%, 7/01/16 .....................................       232,000       232,473
Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC Insured, 6.05%, 1/01/19 .     9,130,000     9,894,181
Wahpeton MFHR, Evergreen Apartments Project, 9.75%, 7/01/16 ............................................       565,000       565,706
                                                                                                                         -----------
                                                                                                                          10,692,360
                                                                                                                         -----------
OHIO 2.5%
Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 ................................    20,000,000    19,786,600
Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30 .......................    17,100,000    19,022,895
Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc., Refunding,
    Series A, 5.625%, 2/01/18 ..........................................................................     6,000,000     4,348,440
    Series E, 6.05%, 10/01/09 ..........................................................................     4,000,000     3,406,720
    Series F, 6.05%, 10/01/09 ..........................................................................     2,750,000     2,342,120
Franklin County Convention Facilities Authority Tax and Lease Revenue, Anticipation Bonds, MBIA Insured,
5.00%, 12/01/27 ........................................................................................     7,500,000     7,504,650
Hamilton County Hospital Facilities Revenue, Children's Hospital Medical Center, Series G, MBIA Insured,
5.00%, 5/15/23 .........................................................................................    10,000,000     9,960,700
Hamilton County Sales Tax, Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 ......................    10,000,000    10,202,100

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                            PRINCIPAL
                                                                                                             AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
OHIO (CONT.)
Montgomery County Health Systems Revenue, Series B-2, Pre-Refunded, 8.10%, 7/01/18 .....................  $ 12,000,000  $ 14,526,106
Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical Center, Pre-Refunded,
    5.50%, 12/01/10 ....................................................................................     1,300,000     1,457,157
    5.60%, 12/01/11 ....................................................................................     1,000,000     1,127,800
    5.65%, 12/01/12 ....................................................................................       925,000     1,046,406
Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
    5.375%, 12/01/20 ...................................................................................     4,275,000     4,475,284
    5.45%, 12/01/25 ....................................................................................     3,000,000     3,131,760
Ohio State Air Quality Development Authority Revenue, Dayton Power and Light Co. Project, Refunding,
 6.10%, 9/01/30 ........................................................................................    12,000,000    12,311,400
Ohio State Water Development Authority PCR, Facilities Revenue, Water Control Loan Fund, Water Quality
 Series, MBIA Insured, 5.125%, 6/01/19 .................................................................    18,000,000    18,374,940
Ohio State Water Development Authority Revenue, Dayton Power, Refunding, Series A, 6.40%, 8/15/27 ......     3,250,000     3,353,350
(b)Pickerington Local School District GO, School Facilities Construction and Improvement, FGIC Insured,
   5.00%, 12/01/28 .....................................................................................    10,000,000     9,970,200
University of Akron General Receipts Revenue, FGIC Insured, 5.75%, 1/01/29 .............................    11,305,000    12,144,396
University of Cincinnati COP,
    Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 .....................................     4,000,000     4,035,960
    University Center Project, MBIA Insured, 5.125%, 6/01/24 ...........................................    10,500,000    10,583,055
University of Cincinnati General Receipts Revenue, Series A, FGIC Insured, 5.25%, 6/01/24 ..............     5,000,000     5,118,000
                                                                                                                         -----------
                                                                                                                         178,230,039
                                                                                                                         -----------
OKLAHOMA .8%
Oklahoma State Turnpike Authority Turnpike Revenue, First Senior, 7.875%, 1/01/21 ......................       610,000       616,741
Stillwater Medical Center Authority Revenue,
   Series A, 6.10%, 5/15/09 ............................................................................     3,440,000     3,570,032
   Series B, 6.35%, 5/15/12 ............................................................................     1,200,000     1,230,948
   Series B, 6.50%, 5/15/19 ............................................................................     3,390,000     3,417,968
Tulsa County Home Finance Authority Mortgage Revenue, Series D, GNMA Secured, 6.95%, 12/01/22 ..........       285,000       291,279
Tulsa County Municipal Airport Revenue, American Airlines Inc.,
   7.35%, 12/01/11 .....................................................................................     4,000,000     3,982,840
   6.25%, 6/01/20 ......................................................................................    18,530,000    16,044,386
Tulsa County Parking Authority, Series B,
   6.90%, 12/01/07 .....................................................................................     3,000,000     3,198,810
   7.00%, 12/01/14 .....................................................................................     5,500,000     5,873,340
Tulsa Housing Assistance Corp. Revenue, First Lien, Refunding, 6.80%, 7/01/11 ..........................     2,740,000     2,822,255
Tulsa Industrial Authority Hospital Revenue, St. John Medical Center Project, Series A, Pre-Refunded,
 6.25%, 2/15/14 ........................................................................................     2,000,000     2,253,020
Tulsa Municipal Airport Trust Revenue, Refunding, Series B, 6.00%, 6/01/35 .............................    10,000,000     9,414,500
Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding, 6.00%, 8/15/14 .     4,000,000     3,929,640
                                                                                                                         -----------
                                                                                                                          56,645,759
                                                                                                                         -----------
OREGON .6%
Jackson County School District No. 6 Central Point GO, FGIC Insured, 5.25%, 6/15/20 ....................     4,000,000     4,111,320
Oregon State Department of Administrative Services COP, Series A, AMBAC Insured, 6.00%, 5/01/26 ........    10,000,000    11,679,900

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                             PRINCIPAL
                                                                                                               AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
OREGON (CONT.)
Oregon State EDR, Georgia Pacific Corp. Project,
   Refunding, Series 183, 5.70%, 12/01/25 ................................................................  $ 3,500,000  $ 3,432,485
   Series CLVII, 6.35%, 8/01/25 ..........................................................................    5,500,000    5,611,650
Salem-Keizer GO, School District No. 24J, 5.00%, 6/01/19 .................................................   15,055,000   15,224,670
                                                                                                                          ----------
                                                                                                                          40,060,025
                                                                                                                          ----------
PENNSYLVANIA 3.8%
Allegheny County Hospital Development Authority Revenue, Health System, Series A, MBIA Insured,
 6.50%, 11/15/30 .........................................................................................   10,000,000   11,371,700
Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
   5.50%, 12/01/29 .......................................................................................   10,000,000    9,428,000
   Series A, 6.70%, 12/01/20 .............................................................................    5,250,000    5,432,858
Allegheny County Port Authority Special Revenue, Transportation, FGIC Insured, 5.00%, 3/01/29 ............   10,000,000    9,955,000
Berks County GO, AMBAC Insured, 5.00%, 11/15/25 ..........................................................    5,000,000    5,002,850
Butler Area School District GO, FGIC Insured, 5.60%, 4/01/28 .............................................    5,000,000    5,245,550
Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding, Series B,
  Connie Lee Insured, Pre-Refunded,
   6.30%, 7/01/08 ........................................................................................    9,600,000   10,054,752
   6.375%, 7/01/18 .......................................................................................   10,740,000   11,254,016
Delaware County Authority University Revenue, Villanova University, Series A, MBIA Insured, 5.00%,
  12/01/18 ...............................................................................................    7,090,000    7,212,232
Delaware River Port Authority Pennsylvania and New Jersey Delaware River Bridges Revenue, FSA
  Insured, 5.75%,
   1/01/22 ...............................................................................................    8,500,000    9,163,935
   1/01/26 ...............................................................................................   10,000,000   10,774,000
Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC Insured, 5.60%,
  7/01/17 ................................................................................................    5,000,000    5,589,000
Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A, MBIA Insured,
 6.15%, 8/01/29 ..........................................................................................    4,000,000    4,411,720
Montgomery County IDA, Retirement Community Revenue, Act Retirement-Life Communities, 5.25%, 11/15/28 ....    2,500,000    2,368,850
Pennsylvania EDA,
   Financing Authority Revenue, MacMillan, LP Project, Pre-Refunded, 7.60%, 12/01/20 .....................    5,000,000    5,946,850
   Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ......................   13,500,000   14,257,620
Pennsylvania HFA, Rental Housing, Refunding, FGIC Insured, 6.40%, 7/01/12 ................................   10,590,000   10,920,620
Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements Program, Refunding,
 6.60%, 11/01/09 .........................................................................................   33,280,000   36,081,843
Philadelphia Gas Works Revenue,
   1st Series A, FSA Insured, 5.00%, 7/01/26 .............................................................    5,000,000    4,943,800
   14th Series A, Pre-Refunded, 6.375%, 7/01/26 ..........................................................    1,210,000    1,315,403
   Refunding, 14th Series, 6.375%, 7/01/26 ...............................................................    2,740,000    2,757,837
Philadelphia GO, MBIA Insured, 5.00%, 5/15/25 ............................................................    5,000,000    5,002,700
Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
   Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.30%, 1/01/18 ....................    3,275,000    3,379,112
   Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.35%, 1/01/23 ....................    5,690,000    5,872,421
   Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.375%, 1/01/28 ...................    3,700,000    3,818,622
   Temple University Hospital, 5.875%, 11/15/23 ..........................................................    5,000,000    4,846,900
Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%, 9/01/29 .....................   15,000,000   15,217,350
Philadelphia School District GO, Series A, FSA Insured, 5.75%, 2/01/30 ...................................   14,050,000   15,100,659
Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 .....................................    9,410,000   10,253,418

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
                                                                                                             AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
PENNSYLVANIA (CONT.)
Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue, AMBAC Insured, 5.125%, 2/01/35 ...  $ 15,000,000  $ 15,088,050
Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales Tax, AMBAC
   Insured, 5.25%, 2/01/31 .............................................................................     5,000,000     5,069,550
Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding, AMBAC Insured,
   6.15%, 12/01/29 .....................................................................................     5,000,000     5,999,600
                                                                                                                         -----------
                                                                                                                         273,136,818
                                                                                                                         -----------
RHODE ISLAND 1.3%
Providence GO, Special Obligation Tax Increment, Series A, 7.65%, 6/01/16 ..............................     9,900,000    10,828,719
Rhode Island Clean Water Financing Agency Revenue, Safe Drinking Water Providence, Series A, AMBAC
   Insured, 6.70%, 1/01/15 .............................................................................     2,200,000     2,450,712
Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
   Series 10-A, 6.50%, 10/01/22 ........................................................................    20,200,000    20,830,038
   Series 10-A, 6.50%, 4/01/27 .........................................................................    13,085,000    13,474,279
   Series 13, 6.70%, 10/01/15 ..........................................................................     6,925,000     7,346,386
   Series 15-A, 6.85%, 10/01/24 ........................................................................    15,000,000    15,750,900
   Series 17-A, 6.25%, 4/01/17 .........................................................................     2,320,000     2,442,890
   Series 17-A, 6.375%, 10/01/26 .......................................................................     2,720,000     2,858,856
Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B, AMBAC Insured,
   Pre-Refunded, 6.75%, 6/01/25 ........................................................................     3,000,000     3,367,110
Rhode Island State Health and Educational Building Corp. Revenue,
   Health Facilities, Saint Antoine, Series B, 6.125%, 11/15/29 ........................................     8,400,000     8,863,932
   Health Facilities, Tockwotton Home, Pre-Refunded, 7.25%, 4/15/17 ....................................     3,000,000     3,128,760
   St. Antoine Residence, Pre-Refunded, 6.70%, 11/15/12 ................................................     2,320,000     2,570,305
   St. Antoine Residence, Pre-Refunded, 6.75%, 11/15/18 ................................................     2,750,000     3,049,420
                                                                                                                         -----------
                                                                                                                          96,962,307
                                                                                                                         -----------
SOUTH CAROLINA .6%
Berkeley County School District COP, Berkeley School Facilities Group Inc., AMBAC Insured, Pre-Refunded,
   6.30%, 2/01/16 ......................................................................................     1,800,000     1,980,756
Piedmont Municipal Power Agency Electric Revenue, Refunding,
   6.60%, 1/01/21 ......................................................................................    10,645,000    10,655,326
   Series A, 6.55%, 1/01/16 ............................................................................     7,340,000     7,347,487
   Series A, 5.75%, 1/01/24 ............................................................................     3,150,000     3,057,642
   Series A, AMBAC Insured, 5.75%, 1/01/24 .............................................................     5,050,000     5,061,110
Richland County PCR, Union Camp Corp. Project, Refunding, Series C, 6.55%, 11/01/20 ....................     3,000,000     3,099,960
South Carolina Public Service Authority Revenue, Refunding, Series A, AMBAC Insured, 6.375%, 7/01/21 ...    12,765,000    13,384,485
                                                                                                                         -----------
                                                                                                                          44,586,766
                                                                                                                         -----------
SOUTH DAKOTA .1%
Lawrence County PCR, Black Hills Power and Light Co. Project, Refunding, 6.70%, 6/01/10 ................     5,000,000     5,166,500
South Dakota HDA Revenue, Homeownership Mortgage,
   Series A, 6.30%, 5/01/17 ............................................................................       645,000       680,056
   Series D, 6.65%, 5/01/14 ............................................................................     2,760,000     2,916,133
   Series G, 7.125%, 5/01/14 ...........................................................................       695,000       729,924
                                                                                                                         -----------
                                                                                                                           9,492,613
                                                                                                                         -----------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                             PRINCIPAL
                                                                                                               AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
TENNESSEE .6%
Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health Initiatives,
  Refunding, Series A, 5.00%, 12/01/18 ...................................................................  $ 2,150,000  $ 2,120,782
Hamilton County IDB, MFHR, Patten Towers Apartments, Series A,
   6.125%, 8/01/05 .......................................................................................    1,735,000    1,824,179
   6.30%, 8/01/07 ........................................................................................    1,000,000    1,061,780
Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding, First Mortgage
   Mountain States Health, Series A, MBIA Insured, 6.00%, 7/01/21 ........................................    7,000,000    7,614,390
Memphis GO, 5.00%, 4/01/17 ...............................................................................    3,000,000    3,065,940
Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal Express Corp.,
   7.875%, 9/01/09 .......................................................................................   14,690,000   15,151,413
   6.75%, 9/01/12 ........................................................................................    6,520,000    6,724,663
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board
  Revenue, Multi-Modal Health Facility, Asset Guaranteed, 5.50%, 5/01/23 .................................      950,000      967,547
(c) Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment Inc., Refunding
  and Improvement, 6.00%, 5/01/03 ........................................................................    1,859,300      706,534
Tennessee HDA, Homeownership Program, Series 1992, 6.80%, 7/01/17 ........................................    1,265,000    1,299,155
Tennessee State Local Development Authority Revenue, Community Provider Pooled Loan Program,
  Pre-Refunded, 6.45%, 10/01/14 ..........................................................................    2,275,000    2,556,622
                                                                                                                          ----------
                                                                                                                          43,093,005
                                                                                                                          ----------
TEXAS 3.9%
Austin Utility System Revenue, Refunding, FGIC Insured, 6.25%, 5/15/16 ...................................    7,755,000    8,599,442
Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services, Refunding,
 FSA Insured, ETM,
   6.00%, 11/15/15 .......................................................................................    4,500,000    4,941,495
   6.10%, 11/15/23 .......................................................................................    8,300,000    9,174,903
Bexar County HFC MFHR, GO, American Opportunity Housing, Series A, MBIA Insured, 5.80%, 1/01/31 ..........    6,000,000    6,158,160
Bexar Metropolitan Water District Water Works Systems Revenue, Refunding, MBIA Insured, 5.875%, 5/01/22 ..    2,860,000    3,011,809
Brazos River Authority PCR, Texas Utilities Electric Co. Project, Collateralized, Refunding, Series C,
  5.55%, 6/01/30 .........................................................................................   20,000,000   19,441,000
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue, American Airlines Inc.,
   Refunding,
   6.00%, 11/01/14 .......................................................................................   29,400,000   25,757,046
   Series B, 6.05%, 5/01/29 ..............................................................................    5,000,000    4,865,750
   Series C, 6.15%, 5/01/29 ..............................................................................    6,100,000    5,826,903
Fort Worth Higher Education Financial Corp. Higher Education Revenue, Texas Christian University Project,
   5.00%, 3/15/27 ........................................................................................    4,000,000    3,937,600
Grand Prairie Health Facilities Revenue, Dallas/Fort Worth Medical Center Project, Refunding, AMBAC
  Insured, 6.875%, 11/01/10 ..............................................................................    2,700,000    2,765,556
Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, UXS Corp. Projects, Refunding,
  5.50%, 9/01/17 .........................................................................................    3,250,000    3,236,155
Harris County IDR, Marine Terminal Revenue, Refunding, 6.95%, 2/01/22 ....................................   20,250,000   20,777,513
Houston Water and Sewer System Revenue, Refunding
   Junior lien, Refunding, Series D, FGIC Insured, 5.00%, 12/01/25 .......................................    9,710,000    9,602,413
   Series B, 6.375%, 12/01/14 ............................................................................   21,000,000   21,954,240
Joshua ISD, Refunding, Series B, 6.125%, 2/15/26 .........................................................       20,000       20,058
Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%, 12/01/17 ......................      915,000      973,258

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
TEXAS (CONT.)
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project, Refunding,
   Series E, MBIA Insured, 6.10%, 7/01/28 ............................................................  $ 16,500,000   $ 16,872,240
   6.00%, 7/01/28 ....................................................................................    19,200,000     19,449,024
Matagorda County Navigation District No. 1 Revenue, PCR, Collateralized, Houston Lighting and
Power Co., Refunding, Series A, AMBAC Insured, 6.70%, 3/01/27 ........................................     5,500,000      5,683,370
Mesquite HFC, SFMR, Series 1983, 10.75%, 9/01/14 .....................................................       180,000        180,648
North Central Health Facility Development Corp. Revenue, Texas Health Resources System,
 Series B, MBIA Insured, 5.125%, 2/15/22 .............................................................     5,985,000      5,994,516
Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
 Series A, 5.60%, 4/01/18 ............................................................................     4,500,000      2,737,755
Port Corpus Christi IDC Revenue, Valero, Refunding,
   Series B, 5.40%, 4/01/18 ..........................................................................     4,000,000      3,991,160
   Series C, 5.40%, 4/01/18 ..........................................................................     6,000,000      5,986,740
Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 .........    13,000,000     12,671,360
Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma,
 Central Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 ................................     5,000,000      5,453,400
Sabine River Authority PCR,
   Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 ..........................     4,000,000      4,394,680
   Texas Utilities Electric Co. Project, Collateralized, Refunding, FGIC Insured, 6.55%, 10/01/22 ....     7,700,000      8,131,431
San Antonio Water Revenue,
   MBIA Insured, 6.50%, 5/15/10 ......................................................................     2,620,000      2,726,293
   MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 ........................................................       175,000        192,042
   senior lien, MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 ...........................................     1,440,000      1,502,726
Tarrant County Health Facilities Development Corp. Health Services Revenue, Health Resources
 System, Series A, MBIA Insured, 5.00%, 2/15/26 ......................................................    10,000,000      9,435,800
Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ..........................     2,500,000      2,609,800
Travis County HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 ........................................     3,175,000      3,362,262
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
   Series A, MBIA Insured, 5.50%, 11/01/17 ...........................................................     1,735,000      1,814,793
   Series D, FSA Insured, 5.375%, 11/01/27 ...........................................................    14,400,000     14,592,960
                                                                                                                        -----------
                                                                                                                        278,826,301
                                                                                                                        -----------
US TERRITORIES 2.2%
District of Columbia GO,
   Series A, FSA Insured, 5.375%, 6/01/24 ............................................................     5,000,000      5,129,600
   Series E, MBIA Insured, 6.00%, 6/01/13 ............................................................     3,585,000      3,814,673
   Series E, MBIA Insured, Pre-Refunded, 6.00%, 6/01/13 ..............................................       415,000        447,590
District of Columbia HFA, MFHR, Refunding, Series A,
   7.10%, 9/01/12 ....................................................................................     1,830,000      1,877,928
   7.15%, 3/01/24 ....................................................................................     6,575,000      6,731,880
District of Columbia Redevelopment Land Agency Washington D.C. Sports Arena Special Tax Revenue,
  5.625%, 11/01/10 ...................................................................................       480,000        480,000
District of Columbia Revenue, Catholic University of America, Connie Lee Insured, Pre-Refunded,
  6.45%, 10/01/23 ....................................................................................     5,265,000      5,781,181
District of Columbia Tobacco Settlement Financing Corp. Revenue, Asset Backed Bonds, 6.50%, 5/15/33 ..    35,000,000     39,243,750

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
US TERRITORIES (CONT.)
Guam Airport Authority Revenue, Series B,
   6.60%, 10/01/10 ..................................................................................  $    325,000  $    339,268
   6.70%, 10/01/23 ..................................................................................     1,000,000     1,038,840
Guam Government Limited Obligation Highway Revenue, Refunding, Series A, FSA Insured, 6.30%,
  5/01/12 ...........................................................................................       280,000       291,332
Guam Power Authority Revenue, Series A, 5.25%, 10/01/23 .............................................       200,000       201,040
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%, 3/15/28 .....       980,000       953,677
Puerto Rico Commonwealth GO,
   AMBAC Insured, 5.40%, 7/01/25 ....................................................................       250,000       258,875
   Pre-Refunded, 6.50%, 7/01/23 .....................................................................       250,000       280,558
   Public Improvement, Refunding, 5.75%, 7/01/17 ....................................................       250,000       287,828
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series A, 5.00%, 7/01/38 .........................................................................     2,500,000     2,466,725
   Series Y, 5.50%, 7/01/26 .........................................................................     1,150,000     1,189,365
   Series Y, 5.00%, 7/01/36 .........................................................................    59,000,000    59,300,900
   Series Y, 5.50%, 7/01/36 .........................................................................     7,000,000     7,397,390
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation, Refunding,
 7.875%, 10/01/04 ...................................................................................     1,735,000     1,746,295
Puerto Rico Electric Power Authority Revenue,
   Series R, Pre-Refunded, 6.25%, 7/01/17 ...........................................................       100,000       104,245
   Series T, 5.50%, 7/01/20 .........................................................................       400,000       407,676
   Series X, 5.50%, 7/01/25 .........................................................................       200,000       204,092
Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage, First Portfolio,
6.25%, 4/01/29 ......................................................................................       130,000       136,635
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing Authority
 Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 .....................................................       350,000       366,580
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Industrial Revenue,
   Guaynabo Warehouse, Series A, 5.15%, 7/01/19 .....................................................       850,000       826,889
   Teacher's Retirement System Revenue Series B, 5.50%, 7/01/21 .....................................       250,000       260,720
Puerto Rico PBA Revenue, Public Education and Health Facilities, Refunding, Series M, 5.75%, 7/01/15        900,000       941,427
University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ..........................       285,000       291,196
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
   5.50%, 10/01/18 ..................................................................................     1,400,000     1,450,764
   5.50%, 10/01/22 ..................................................................................     6,485,000     6,584,999
   5.625%, 10/01/25 .................................................................................     1,900,000     1,948,697
Virgin Islands PFA Revenue, sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%,
   10/01/02 .........................................................................................     1,700,000     1,735,343
   10/01/03 .........................................................................................     1,850,000     1,918,950
Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/18 .........       500,000       498,865
                                                                                                                      -----------
                                                                                                                      156,935,773
                                                                                                                      -----------
UTAH .6%
Carbon County Solid Waste Disposal Revenue, Laidlaw Inc. Project, Refunding, Series A, 7.50%, 2/01/10     5,050,000     5,243,314
Intermountain Power Agency Power Supply Revenue,
   Refunding, ETM, 6.15%, 7/01/14 ...................................................................    16,225,000    18,161,129
   Series A, 6.15%, 7/01/14 .........................................................................     8,775,000     9,577,211

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
UTAH (CONT.)
Salt Lake County College Revenue, Westminster College Project,
   5.70%, 10/01/17 ...............................................................................      $ 1,000,000      $ 1,035,090
   5.75%, 10/01/27 ...............................................................................        1,000,000        1,019,320
   5.625%, 10/01/28 ..............................................................................        3,305,000        3,342,875
Utah State HFA,
   Refunding, Series A, FNMA Insured, 6.50%, 5/01/19 .............................................        2,945,000        3,035,353
   SFM, Refunding, 6.80%, 1/01/12 ................................................................          215,000          221,031
   SFM, Series B, 6.55%, 7/01/19 .................................................................          920,000          967,113
   SFM, Series B, 6.55%, 7/01/26 .................................................................        2,065,000        2,163,397
   SFM, Series C-1, 6.80%, 7/01/12 ...............................................................          100,000          102,792
   SFM, Series E-1, 6.65%, 7/01/20 ...............................................................          650,000          683,222
                                                                                                                          ----------
                                                                                                                          45,551,847
                                                                                                                          ----------
VERMONT .3%
Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher
  Allen Health, Series A, AMBAC Insured, 6.125%, 12/01/27 ........................................       13,000,000       14,208,350
Vermont HFA, SFHR, Series 5, 7.00%, 11/01/27 .....................................................        7,715,000        8,106,536
                                                                                                                          ----------
                                                                                                                          22,314,886
                                                                                                                          ----------
VIRGINIA .4%
Danville IDA, Hospital Revenue,
   Danville Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/24 .................        5,840,000        6,537,938
   Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/19 ..........................        5,885,000        6,588,316
Henrico County IDA, Public Facilities Lease Revenue, Regional Jail Project,
  Pre-Refunded, 6.00%, 8/01/15 ...................................................................        7,250,000        8,045,978
Medical College Hospital Authority Revenue, General Revenue Bonds, MBIA Insured,
  5.125%, 7/01/18 ................................................................................        2,000,000        2,055,460
Virginia State HDA, Commonwealth Mortgage, Series C, Sub Series C-6, 6.25%, 1/01/15 ..............        5,120,000        5,231,770
                                                                                                                          ----------
                                                                                                                          28,459,462
                                                                                                                          ----------
WASHINGTON 3.3%
Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 .............................................          100,000          107,252
Bellevue Water and Sewer Revenue, Refunding, 5.875%, 7/01/10 .....................................          100,000          106,046
Bellingham Housing Authority Revenue,
   Cascade Meadows Project, Pre-Refunded, 7.10%, 11/01/23 ........................................          200,000          225,658
   Pacific Rim and Cascade Meadows Project, Refunding, MBIA Insured, 5.20%, 11/01/27 .............          200,000          200,928
Chelan County PUD No. 1,
   Cheland Hydro Consolidated System Revenue, Series A, 5.65%, 7/01/32 ...........................        5,000,000        5,052,150
   Consolidated Revenue, Chelan Hydroelectric Division I Project, Series A, FSA Insured,
    5.25%, 7/01/33 ...............................................................................          200,000          199,068
Clark County PUD No. 1 Generating Systems Revenue, FSA Insured, 5.50%, 1/01/25 ...................       15,015,000       15,482,117
Clark County Sewer Revenue, MBIA Insured, 5.70%, 12/01/16 ........................................          200,000          224,328
Conservation and Renewable Energy System Revenue, Washington Conservation Project,
  6.50%, 10/01/14 ................................................................................          400,000          445,524
Douglas County PUD No. 1 Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 ..................          100,000          108,535
Federal Way GO, Refunding, 5.85%, 12/01/21 .......................................................          100,000          102,679
Grant County PUD No. 2,
   Priest Rapids Hydroelectric Revenue, Second Series, Series B, MBIA Insured,
    5.875%, 1/01/26 ..............................................................................          100,000          105,283
   Wanapum Hydroelectric Revenue, Refunding, Second Series, Series A, MBIA Insured,
   5.20%, 1/01/23 ................................................................................          250,000          252,465

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
WASHINGTON (CONT.)
King County GO,
   Sewer District, 5.875%, 1/01/15 ...............................................................      $   100,000      $   106,949
   Sewer, Refunding, Series C, 6.25%, 1/01/32 ....................................................        8,715,000        9,467,889
King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 ....................          175,000          181,979
King County School District No. 400, Mercer Island, 5.90%, 12/01/15 ..............................          100,000          111,893
King County School District No. 412, Shoreline, Pre-Refunded, 6.10%, 6/01/13 .....................          100,000          110,782
King County School District No. 415, Kent, FSA Insured, 5.875%, 6/01/16 ..........................          200,000          223,576
Lewis County PUD No. 1, Cowlitz Falls Hydroelectric Project Revenue, 6.00%, 10/01/24 .............          200,000          200,366
Pierce County EDC, Solid Waste Revenue,
   Occidental Petroleum Corp., 5.80%, 9/01/29 ....................................................        4,375,000        4,356,625
   Steilacoom, Refunding, 6.60%, 8/01/22 .........................................................       32,480,000       33,516,437
Pierce County Sewer Revenue, 5.70%, 2/01/17 ......................................................          100,000          103,136
Pilchuck Development Public Corp. Special Facilities Airport Revenue, Tramco Project,
   B.F. Goodrich, 6.00%, 8/01/23 .................................................................          800,000          808,432
Port Moses Lake Public Corp., Union Carbide Corp.,
   7.50%, 8/01/04 ................................................................................        2,100,000        2,103,171
   7.875%, 8/01/06 ...............................................................................        1,000,000        1,001,570
Port of Seattle Revenue, Series B,
   6.00%, 11/01/17 ...............................................................................          180,000          186,835
   Pre-Refunded, 6.00%, 11/01/17 .................................................................           20,000           20,759
Port Seattle Revenue, Refunding, Series A, FGIC Insured, 5.00%, 4/01/31 ..........................       15,000,000       14,772,000
Seatac GO, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ...........................................        3,210,000        3,549,393
Seattle Housing Authority Low Income Housing Assistance Revenue, Kin On Project,
   7.40%, 11/20/36 ...............................................................................           99,000          111,931
Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 .......................................       10,000,000       10,150,000
Seattle Municipality Metropolitan Sewer Revenue, Refunding, Series V, 6.20%, 1/01/32 .............        9,880,000       10,131,051
Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 ......................................          300,000          300,414
Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 ...............................................          100,000          109,806
Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ...............................          200,000          210,478
Snohomish County PUD No. 1 Electric Revenue, Generation System, Refunding, FGIC Insured,
  6.00%, 1/01/18 .................................................................................          200,000          212,638
Snohomish County PUD No. 1 Water Revenue, 5.85%, 11/01/17 ........................................          100,000          100,620
Snohomish County USD No. 6 GO, 6.50%, 12/01/11 ...................................................        7,000,000        8,432,410
Spokane County GO, Refunding, 6.00%, 12/01/14 ....................................................          130,000          143,077
Spokane County Water District No. 3 Water Revenue, Refunding, 5.90%, 1/01/14 .....................          100,000          100,242
Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 ......................................................          100,000          110,393
Tacoma Electric System Revenue, Refunding, FGIC Insured, 6.25%, 1/01/15 ..........................          200,000          219,426
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ..............................................          300,000          308,913
Tacoma Refuse Utility Revenue, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/19 ......................          100,000          114,885
University of Washington Alumni Association Lease Revenue, Medical Center Roosevelt II,
   FSA Insured, 6.30%, 8/15/14 ...................................................................        4,500,000        4,935,375
Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ......................       10,120,000       10,310,762
Washington State Health Care Facilities Authority Revenue,
   Children's Hospital and Regional Medical Center, FSA Insured, 5.00%, 10/01/28 .................          600,000          589,518
   Multicare Health Systems, MBIA Insured, 5.00%, 8/15/22 ........................................          250,000          246,800
   Providence Services, MBIA Insured, 5.50%, 12/01/26 ............................................        6,000,000        6,154,800
Washington State Higher Education Facilities Authority Revenue, Pacific Lutheran
  University Project, Refunding, Connie Lee Insured, 5.70%, 11/01/26 .............................          200,000          207,098

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
                                                                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
WASHINGTON (CONT.)
Washington State Housing Finance Commission SF Program,
   Series 1A-1, GNMA Secured, 6.25%, 6/01/16 ...................................................      $     95,000      $    100,870
   Series 1A-3, GNMA Secured, 6.15%, 12/01/15 ..................................................           200,000           211,478
   Series 2N, GNMA Secured, 6.05%, 12/01/16 ....................................................            90,000            96,091
   Series 3A, GNMA Secured, 5.75%, 12/01/28 ....................................................           175,000           179,961
Washington State Housing Finance Commission SFMR, MBS Program, Series A, GNMA Secured,
   7.05%, 7/01/22 ..............................................................................            20,000            20,785
Washington State Motor Vehicle Fuel Tax GO, Series D, 6.00%, 9/01/20 ...........................           240,000           258,960
Washington State Public Power Supply System Revenue,
   Nuclear Project No. 1, Refunding, Series A, 6.05%, 7/01/12 ..................................        35,355,000        38,267,191
   Nuclear Project No. 1, Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 ....................        19,965,000        20,838,950
   Nuclear Project No. 2, Refunding, Series A, 6.00%, 7/01/09 ..................................        18,330,000        19,784,450
   Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 ..................................         7,700,000         8,983,282
   Nuclear Project No. 2, Series A, 6.25%, 7/01/12 .............................................         3,200,000         3,341,472
                                                                                                                         -----------
                                                                                                                         238,717,952
                                                                                                                         -----------
WEST VIRGINIA .7%
   Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project,
   6.50%, 4/01/25 ..............................................................................         3,500,000         3,668,175
   Refunding, 5.40%, 5/01/25 ...................................................................        10,000,000         9,664,400
Putnam County PCR, FMC Corp. Project, Refunding, 5.625%, 10/01/13 ..............................         1,700,000         1,726,435
Tyler County PCR, Union Carbide Corp., 7.625%, 8/01/05 .........................................         2,400,000         2,732,208
West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 ................................        10,000,000        10,181,700
West Virginia State Hospital Finance Authority Hospital Revenue, Logan General
Hospital Project, Refunding and Improvement, 7.25%, 7/01/20 ....................................         7,000,000         4,257,890
West Virginia State Housing Development Fund, Housing Finance, Series D,
   7.00%, 5/01/17 ..............................................................................         6,000,000         6,212,100
   7.05%, 11/01/24 .............................................................................         9,000,000         9,305,370
                                                                                                                         -----------
                                                                                                                          47,748,278
                                                                                                                         -----------
WISCONSIN 1.1%
Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 .....................................         2,200,000         2,258,476
Madison Industrial IDR, Madison Gas and Electric Co. Project, Series A, 6.75%, 4/01/27 .........         4,220,000         4,345,798
Wisconsin Housing and EDA, Homeownership Revenue,
   Refunding, Series A, 6.10%, 11/01/10 ........................................................         9,190,000         9,787,901
   Series 1, 6.75%, 9/01/15 ....................................................................         9,680,000         9,945,910
   Series 1, 6.75%, 9/01/17 ....................................................................         2,825,000         2,901,501
   Series A, 6.90%, 3/01/16 ....................................................................         1,985,000         2,089,490
   Series A, 6.45%, 3/01/17 ....................................................................         5,500,000         5,754,320
   Series A, 7.10%, 3/01/23 ....................................................................         2,845,000         2,911,516
   Series B, 7.05%, 11/01/22 ...................................................................         3,000,000         3,082,230
Wisconsin State Health and Educational Facilities Authority Revenue,
   Children's Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 .......................        21,050,000        21,383,643
   Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 ......................................         1,500,000         1,493,475
   Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 ......................................         1,000,000           975,490
   Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 ..................................         6,500,000         7,158,905
   Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 ..................................         7,500,000         8,235,075
                                                                                                                         -----------
                                                                                                                          82,323,730
                                                                                                                         -----------

FRANKLIN FEDERAL TAX-FREE INCOME FUND


                                                                                                      PRINCIPAL
                                                                                                        AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
WYOMING .2%
Wyoming CDA,
   Housing Revenue, Refunding, Series 6, 6.10%, 12/01/28 .......................................    $   11,540,000    $   12,091,958
   MFMR, Series A, 6.95%, 6/01/24 ..............................................................         3,460,000         3,556,534
   MFMR, Series A, Pre-Refunded, 6.90%, 6/01/12 ................................................         1,240,000         1,275,538
   SFMR, Series G, 7.25%, 6/01/21 ..............................................................           175,000           179,110
                                                                                                                       -------------
                                                                                                                          17,103,140
                                                                                                                       -------------
TOTAL BONDS ....................................................................................                       6,720,512,171
                                                                                                                       -------------
ZERO COUPON/STEP-UP BONDS 4.0%
Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish
Memorial Hospital Project, Series A, Connie Lee Insured, 12/01/22 ..............................        11,040,000         9,184,507
Chicago RMR, Refunding, Series B, MBIA Insured, 10/01/09 .......................................         2,075,000         1,195,304
Coldwater Community Schools, MBIA Insured, Pre-Refunded, 5/01/18 ...............................         5,935,000         2,489,258
Colorado Springs Airport Revenue, Series C,
   01/01/03 ....................................................................................         1,660,000         1,602,215
   01/01/05 ....................................................................................         1,610,000         1,428,344
   01/01/07 ....................................................................................         1,675,000         1,336,315
   01/01/08 ....................................................................................           800,000           602,120
   01/01/11 ....................................................................................         1,450,000           919,286
Cook County GO, Community Consolidated School District No. 54, Schaumburg Township,
Series B, FGIC Insured, Pre-Refunded,
   01/01/07 ....................................................................................         3,505,000         2,663,309
   01/01/08 ....................................................................................         4,800,000         3,413,040
   01/01/09 ....................................................................................         4,380,000         2,911,561
   01/01/10 ....................................................................................         5,760,000         3,588,192
Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
  AMBAC Insured, 01/01/25 ......................................................................         3,080,000           900,869
   01/01/26 ....................................................................................         3,815,000         1,058,167
   01/01/27 ....................................................................................         3,000,000           789,090
   01/01/28 ....................................................................................        13,315,000         3,312,772
   01/01/29 ....................................................................................         8,410,000         1,978,789
District of Columbia Revenue, Capital Appreciation, Georgetown University,
   MBIA Insured, 04/01/22 ......................................................................        12,870,000         4,015,183
   MBIA Insured, 04/01/23 ......................................................................        14,160,000         4,147,606
   Series A, MBIA Insured, 04/01/20 ............................................................         8,860,000         3,180,208
Florida State Mid-Bay Bridge Authority Revenue, Series A, senior lien, AMBAC Insured,
   10/01/23 ....................................................................................         5,000,000         1,542,350
   10/01/24 ....................................................................................         3,000,000           874,830
Foothill/Eastern Corridor Agency Toll Road Revenue,
   Capital Appreciation, Refunding, 01/15/24 ...................................................        65,000,000        17,760,600
   Convertible Capital Appreciation, Refunding, 01/15/23 .......................................        35,000,000        23,642,150
Harrison Community Schools GO, AMBAC Insured, 5/01/20 ..........................................         6,000,000         2,138,580
Hays Consolidated ISD, Capital Appreciation,
   08/15/19 ....................................................................................         5,285,000         1,971,146
   08/15/21 ....................................................................................         8,420,000         2,742,394
   08/15/22 ....................................................................................         8,470,000         2,581,741

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ZERO COUPON/STEP-UP BONDS (CONT.)
Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A,
        08/15/07 ........................................................................    $    1,640,000    $    1,324,677
        08/15/08 ........................................................................         4,505,000         3,458,173
        08/15/09 ........................................................................         4,580,000         3,340,194
        08/15/10 ........................................................................         4,620,000         3,207,666
        08/15/13 ........................................................................         6,825,000         4,008,459
        08/15/14 ........................................................................         6,860,000         3,803,184
        08/15/16 ........................................................................         7,005,000         3,435,392
        08/15/17 ........................................................................         7,115,000         3,279,304
Kentucky Economic Development Finance Authority Health System Revenue, Norton Healthcare
 Inc., Refunding, Series B, MBIA Insured,10/01/18 .......................................        10,000,000         4,198,500
Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
Series C, MBIA Insured, zero cpn. to 10/01/05,
        6.05% thereafter, 10/01/19 ......................................................        11,080,000         9,461,655
        6.10% thereafter, 10/01/21 ......................................................         8,925,000         7,557,333
        6.15% thereafter, 10/01/23 ......................................................        16,945,000        14,332,928
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
        Capital Appreciation, Series A, FGIC Insured, 06/15/09 ..........................         9,510,000         6,987,948
        Capital Appreciation, Series A, FGIC Insured, Pre-Refunded, ETM, 06/15/09 .......         1,490,000         1,100,589
        McCormick Place Expansion Project, Series A, FGIC Insured, 06/15/10 .............         8,000,000         5,602,480
        McCormick Place Expansion Project, Series A, FGIC Insured, 06/15/11 .............         9,690,000         6,449,955
        McCormick Place Expansion Project, Series A, FGIC Insured, 06/15/12 .............           250,000           252,810
        McCormick Place Expansion Project, Series A, FGIC Insured, Pre-Refunded, 06/15/12        11,550,000        12,002,529
        McCormick Place Exposition, Series A, FGIC Insured, 06/15/08 ....................         7,185,000         5,551,418
        McCormick Place Exposition, Series A, FGIC Insured, ETM, 06/15/08 ...............         1,315,000         1,019,322
Miami-Dade County Special Obligation, sub. lien, Series B, MBIA Insured, 10/01/34 .......         5,500,000           887,590
Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured, 01/01/08 ...........         5,250,000         4,156,583
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
        01/15/21 ........................................................................        50,000,000        37,923,500
        senior lien, ETM, 01/01/23 ......................................................         7,000,000         2,402,190
Shreveport Water and Sewer Revenue, Series B, FGIC Insured,
        12/01/07 ........................................................................           490,000           343,039
        12/01/08 ........................................................................         2,530,000         1,649,332
        12/01/09 ........................................................................         4,080,000         2,478,070
        12/01/10 ........................................................................         5,630,000         3,185,567
University of Illinois Revenues, AMBAC Insured, 04/01/10 ................................        14,250,000        10,064,633
Washington State Public Power Supply System Revenue, Nuclear Project No. 3, Refunding,
        Series B, 07/01/12 ..............................................................         6,400,000         3,946,112
        07/01/13 ........................................................................        11,000,000         6,400,790
        07/01/14 ........................................................................        15,000,000         8,317,085
                                                                                                                -------------
TOTAL ZERO COUPON/STEP-UP BONDS .........................................................                         286,098,933
                                                                                                                -------------
TOTAL LONG TERM INVESTMENTS (COST $6,642,810,911) .......................................                       7,006,611,104
                                                                                                                =============

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                              PRINCIPAL
                                                                                                AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
(a)  SHORT TERM INVESTMENTS 1.6%
     FLORIDA .4%
     Brevard County Health Facilities Authority Revenue, Wuesthoff Memorial Hospital
        Project, Weekly VRDN and Put, 2.00%, 8/01/31 ...................................    $ 5,000,000    $ 5,000,000
     Hillsborough County IDA, PCR, Daily VRDN and Put, 1.45%, 5/15/18 ..................      5,650,000      5,650,000
     Jacksonville Educational Facilities Revenue, Jacksonville University Project,
        Weekly VRDN and Put, 2.00%, 10/01/22 ...........................................      1,000,000      1,000,000
     Jacksonville PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and
        Put, 1.65%, 5/01/29 ............................................................     10,000,000     10,000,000
     Jacksonville Revenue, YMCA Florida First Coast Project, Weekly VRDN and Put, 2.00%,
        3/01/18.........................................................................        900,000        900,000
     Orange County School Board COP, Series B, Daily VRDN and Put, 1.40%,  8/01/25 .....      5,900,000      5,900,000
                                                                                                           -----------
                                                                                                            28,450,000
                                                                                                           -----------
     GEORGIA .2%
     Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle,
        1st Series, Daily VRDN and Put, 1.60%, 4/01/32 .................................      4,000,000      4,000,000
        4th Series, Daily VRDN and Put, 1.40%, 9/01/25 .................................      1,400,000      1,400,000
     Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 1.90%, 11/01/15 .........      6,100,000      6,100,000
     Monroe County Development Authority PCR, Georgia Power Co., Plant Scherer, Daily
        VRDN and Put, 1.30%, 9/01/29 ...................................................      2,900,000      2,900,000
                                                                                                           -----------
                                                                                                            14,400,000
                                                                                                           -----------
     LOUISIANA .1%
     East Baton Rouge Parish PCR, Exxon Project, Refunding, Daily VRDN and Put, 1.65%,
        11/01/19 .......................................................................      2,600,000      2,600,000
     Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and
        Put, 2.20%, 12/01/15 ...........................................................        100,000        100,000
     Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc.
        Project, First Stage, ACES, Refunding, Weekly VRDN and Put, 1.40%, 9/01/06 .....      4,500,000      4,500,000
                                                                                                           -----------
                                                                                                             7,200,000
                                                                                                           -----------
     NEW JERSEY .1%
     New Jersey EDA Revenue, El Dorado Terminals, Refunding, Series A, Daily VRDN and
        Put, 1.30%, 12/01/21 ...........................................................      3,300,000      3,300,000
        1.55%, 12/01/21 ................................................................      1,300,000      1,300,000
     Union County IPC, Financing Authority Revenue, Exxon Project, Refunding, Daily
        VRDN and Put, 1.20%, 10/01/24 ..................................................        100,000        100,000
                                                                                                           -----------
                                                                                                             4,700,000
                                                                                                           -----------

     NORTH CAROLINA .1%
     Charlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B,
        Weekly VRDN and Put, 2.05%, 1/15/26 ............................................      2,550,000      2,550,000
     North Carolina Medical Care Commission Hospital Revenue, Pooled Financing Project,
        ACES, Series B, Daily VRDN and Put, 1.40%, 10/01/13 ............................      1,000,000      1,000,000
     Series A, Daily VRDN and Put, 1.35%, 10/01/16 .....................................      1,400,000      1,400,000
                                                                                                           -----------
                                                                                                             4,950,000
                                                                                                           -----------

     PENNSYLVANIA .5%
     Allegheny County IDAR, Longwood at Oakmont Project, Series B, Daily VRDN and Put,
        1.30%, 7/01/27 .................................................................        505,000        505,000
     Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 2.00%, 12/01/28      5,500,000      5,500,000
     Gettysburg Area IDAR, Brethren Home Community Project, Series A, Weekly VRDN and
        Put, 2.00%, 6/01/24 ............................................................      1,000,000      1,000,000
     Lehigh County General Purpose Authority Revenue, St. Lukes Hospital Project, Daily
        VRDN and Put, 1.40%, 7/01/31 ...................................................      4,500,000      4,500,000
     York General Authority Pooled Financing Revenue, Sub Series 1996-B, AMBAC Insured,
        Weekly VRDN and Put, 2.00%, 9/01/26 ............................................     24,285,000     24,285,000
                                                                                                           -----------
                                                                                                            35,790,000
                                                                                                           -----------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                PRINCIPAL
                                                                                                  AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------
(a)  SHORT TERM INVESTMENTS (CONT.)
     TEXAS
     Port Arthur Navigation District IDC, American Petrofina Inc., Daily
       VRDN and Put, 1.50%, 5/01/03 ....................................................    $      500,000    $      500,000
                                                                                                              --------------
     US TERRITORIES .2%
     Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
       Weekly VRDN and Put, 1.43%, 12/01/15 ............................................         4,100,000         4,100,000
     Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
       AMBAC Insured, Weekly VRDN and Put, 1.65%, 7/01/28 ..............................        10,500,000        10,500,000
                                                                                                              --------------
                                                                                                                  14,600,000
                                                                                                              --------------
     VIRGINIA .1%
     Roanoke IDA, Hospital Revenue,
        Carilion Health System, Series B, Daily VRDN and Put, 1.55%, 7/01/27 ...........           200,000           200,000
        Roanoke Memorial Hospital Project, Series C, Weekly VRDN and Put, 1.40%, 7/01/19         3,900,000         3,900,000
     Waynesboro IDAR, Residential Care Facilities, Sunny Side Presbyterian Home,
        Refunding, Daily VRDN and Put, 1.35%, 12/15/28 .................................         1,000,000         1,000,000
                                                                                                              --------------
                                                                                                                   5,100,000
                                                                                                              --------------
     TOTAL SHORT TERM INVESTMENTS (COST $115,690,000) ..................................                         115,690,000
                                                                                                              --------------
     TOTAL INVESTMENTS (COST $6,758,500,911) 98.8% .....................................                       7,122,301,104
     OTHER ASSETS, LESS LIABILITIES 1.2% ...............................................                          89,327,446
                                                                                                              --------------
     NET ASSETS 100.0% .................................................................                      $7,211,628,550
                                                                                                              ==============


See Glossary of terms on page 46.

(a) Variable rate demand notes (VRNDs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c) See Note 6 regarding defaulted securities.


                     See notes to financial statements.                      45

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


GLOSSARY OF TERMS
-------------------------------------------------------------------------------------------------------------
ACES      - Adjustable Convertible Exempt Securities  USD                        - Unified School District
AMBAC     - American Municipal Bond Assurance Corp.   VRDN                       - Variable Rate Demand Notes
BIG       - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA       - Community Development Authority/Agency
COP       - Certificate of Participation
CRDA      - Community Redevelopment Authority/Agency
EDA       - Economic Development Authority
EDC       - Economic Development Corp.
EDR       - Economic Development Revenue
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FI/GML    - Federally Insured or Guaranteed Mortgage Loans
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HFA       - Housing Finance Authority/Agency
HFAR      - Housing Finance Authority/Agency Revenue
HFC       - Housing Finance Corp.
HMR       - Home Mortgage Revenue
IDA       - Industrial Development Authority/Agency
IDAR      - Industrial Development Authority/Agency Revenue
IDB       - Industrial Development Board
IDBR      - Industrial Development Board Revenue
IDC       - Industrial Development Corp.
IDR       - Industrial Development Revenue
IPC       - Industrial Pollution Control
ISD       - Independent School District
LP        - Limited Partnership
MBIA      - Municipal Bond Investors Assurance Corp.
MBS       - Mortgage Backed Securities
MF        - Multi-Family
MFHR      - Multi-Family Housing Revenue
MFMR      - Multi-Family Mortgage Revenue
MFR       - Multi-Family Revenue
MTA       - Metropolitan Transit Authority
PBA       - Public Building Authority
PCFA      - Pollution Control Financing Authority
PCR       - Pollution Control Revenue
PFA       - Public Finance Authority
PUD       - Public Utility District
RDA       - Redevelopment Authority/Agency
RDAR      - Redevelopment Authority/Agency Revenue
RMR       - Residential Mortgage Revenue
SF        - Single Family
SFHR      - Single Family Housing Revenue
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001 (UNAUDITED)


Assets:
  Investments in securities:
    Cost ................................................................................    $ 6,758,500,911
                                                                                             ===============
    Value ...............................................................................      7,122,301,104
  Cash ..................................................................................             93,192
  Receivables:
    Capital shares sold .................................................................         11,659,564
    Interest ............................................................................        121,384,477
                                                                                             ---------------
      Total assets ......................................................................      7,255,438,337
                                                                                             ---------------
Liabilities:
 Payables:
  Investment securities purchased .......................................................         32,050,697
  Capital shares redeemed ...............................................................          4,765,405
  Affiliates ............................................................................          3,812,712
  Shareholders ..........................................................................          2,931,136
Other liabilities .......................................................................            249,837
                                                                                             ---------------
      Total liabilities .................................................................         43,809,787
                                                                                             ---------------
        Net assets, at value ............................................................    $ 7,211,628,550
                                                                                             ===============
Net assets consist of:
  Undistributed net investment income ...................................................    $     2,676,868
  Net unrealized appreciation ...........................................................        363,800,193
  Accumulated net realized loss .........................................................        (41,908,611)
  Capital shares ........................................................................      6,887,060,100
                                                                                             ---------------
        Net assets, at value ............................................................    $ 7,211,628,550
                                                                                             ===============
CLASS A:
  Net asset value per share(a) ($6,739,888,929 / 559,829,423 shares outstanding) ........    $         12.04
                                                                                             ===============
  Maximum offering price per share ($12.04 / 95.75%) ....................................    $         12.57
                                                                                             ===============
CLASS B:
  Net asset value and maximum offering price per share(a) ($180,607,236 / 15,011,394
  shares outstanding) ...................................................................    $         12.03
                                                                                             ===============
CLASS C:
  Net asset value per share(a) ($291,132,385 / 24,194,244 shares outstanding) ...........    $         12.03
                                                                                             ===============
  Maximum offering price per share ($12.03 / 99.00%) ....................................    $         12.15
                                                                                             ===============


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                     See notes to financial statements.                      47

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)


Investment income:
  Interest .........................................    $204,850,191
                                                        ------------
Expenses:
  Management fees (Note 3) .........................      16,020,914
  Distribution fees (Note 3)
        Class A ....................................       2,839,345
        Class B ....................................         492,221
        Class C ....................................         875,394
  Transfer agent fees (Note 3) .....................       1,788,711
  Custodian fees ...................................          29,677
  Reports to shareholders ..........................         125,169
  Registration and filing fees .....................         100,338
  Professional fees ................................          50,842
  Directors' fees and expenses .....................          69,411
  Other ............................................          95,732
                                                        ------------
        Total expenses .............................      22,487,754
                                                        ------------
        Net investment income ......................     182,362,437
                                                        ------------
Realized and unrealized gains:
  Net realized gain from investments ...............         553,974
  Net unrealized appreciation on investments .......     156,514,143
                                                        ------------
Net realized and unrealized gain ...................     157,068,117
                                                        ------------
Net increase in net assets resulting from operations    $339,430,554
                                                        ============


48                     See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                OCTOBER 31, 2001     APRIL 30, 2001
                                                                -----------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ..................................    $   182,362,437     $   367,159,903
    Net realized gain from investments .....................            553,974           5,497,147
    Net unrealized appreciation on investments .............        156,514,143         202,013,177
                                                                -----------------------------------
        Net increase in net assets resulting from operations        339,430,554         574,670,227
  Distributions to shareholders from:
    Net investment income:
      Class A ..............................................       (173,077,334)       (354,181,418)
      Class B ..............................................         (3,418,559)         (4,293,765)
      Class C ..............................................         (6,177,158)        (10,689,979)
                                                                -----------------------------------
 Total distributions to shareholders .......................       (182,673,051)       (369,165,162)
 Capital share transactions: (Note 2)
      Class A ..............................................        160,373,132         (86,183,707)
      Class B ..............................................         56,770,230          52,201,052
      Class C ..............................................         43,034,640          35,879,125
                                                                -----------------------------------
 Total capital share transactions ..........................        260,178,002           1,896,470
        Net increase in net assets .........................        416,935,505         207,401,535
Net assets
 Beginning of period .......................................      6,794,693,045       6,587,291,510
                                                                -----------------------------------
 End of period .............................................    $ 7,211,628,550     $ 6,794,693,045
                                                                ===================================
Undistributed net investment income included in net assets:
 End of period .............................................    $     2,676,868     $       690,252
                                                                ===================================


                     See notes to financial statements.                      49

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to May 1, 2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase of $2,297,230 in the recorded cost of investments and a corresponding decrease in net unrealized appreciation.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited) (continued)


1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. AUDIT GUIDE (CONT.)

The effect of this change for the period ended October 31, 2001 was to increase net investment income by $170,117, increase unrealized gains by $129,450, and decrease realized gains by $299,567. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2.CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2001, there were ten billion shares of no par value stock authorized, of which three billion each were designated as Class A and Class C, and one hundred million were designated as Class B. Transactions in the Fund's shares were as follows:


                                                              SIX MONTHS ENDED                            YEAR ENDED
                                                              OCTOBER 31, 2001                          APRIL 30, 2001
                                                     -------------------------------------------------------------------------
                                                        SHARES             AMOUNT                  SHARES            AMOUNT
                                                     -------------------------------------------------------------------------
CLASS A SHARES:
Shares sold ..................................        40,733,943       $ 485,320,469            65,466,951      $ 763,099,239
Shares issued in reinvestment of distributions         6,263,712          74,363,712            12,897,807        149,860,717
Shares redeemed ..............................       (33,494,677)       (399,311,049           (85,958,611)      (999,143,663)
                                                     -------------------------------------------------------------------------
Net increase (decrease) ......................        13,502,978       $ 160,373,132            (7,593,853)     $ (86,183,707)
                                                     -------------------------------------------------------------------------
CLASS B SHARES:
Shares sold ..................................         4,972,415       $  59,318,640             4,857,973      $  56,929,781
Shares issued in reinvestment of distributions           156,642           1,861,019               197,540          2,300,308
Shares redeemed ..............................          (370,198)         (4,409,429)             (603,114)        (7,029,037)
                                                     -------------------------------------------------------------------------
Net increase .................................         4,758,859       $  56,770,230             4,452,399      $  52,201,052
                                                     -------------------------------------------------------------------------
CLASS C SHARES:
Shares sold ..................................         4,947,365       $  58,996,055             6,207,687      $  72,731,222
Shares issued in reinvestment of distributions           304,922           3,620,864               540,022          6,278,549
Shares redeemed ..............................        (1,643,117)        (19,582,279)           (3,705,832)       (43,130,646)
                                                     -------------------------------------------------------------------------
Net increase .................................         3,609,170       $  43,034,640             3,041,877      $  35,879,125
                                                     -------------------------------------------------------------------------

3.TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, LLC. (Investor Services), and Franklin Templeton Services, LLC. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

FRANKLIN FEDERAL TAX-FREE INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

ANNUALIZED
FEE RATE                     MONTH-END NET ASSETS
--------------------------------------------------------------------------------
..625%                        First $100 million
..500%                        Over $100 million, up to and including $250 million
..450%                        Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10%, .65% and .65% per year of the average daily net assets of Class A, Class B and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $2,840,524 and $206,774, respectively.

The Fund paid transfer agent fees of $1,788,711 of which $1,221,299 was paid to Investor Services.

4. INCOME TAXES

At April 30, 2001, the Fund had tax basis capital losses of $42,455,672 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

2003 .........................................................     $    71,377
2004 .........................................................          99,997
2007 .........................................................         117,620
2008 .........................................................      19,007,810
2009 .........................................................      23,158,868
                                                                   -----------
                                                                   $42,455,672
                                                                   ===========

At October 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $6,756,340,044 was as follows:

Unrealized appreciation ......................................      $411,917,445
Unrealized depreciation ......................................      (45,956,385)
                                                                    ------------
Net unrealized appreciation ..................................      $365,961,060
                                                                    ============

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited) (continued)


4.INCOME TAXES (CONT.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and bond discounts and premiums.

5.INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2001 aggregated $494,773,903 and $289,777,050, respectively.

6.DEFAULTED SECURITIES

At October 31, 2001, the Fund held defaulted securities with a value aggregating $706,534. For information as to the specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

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
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
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PRESIDENT'S MESSAGE


Dear Shareholder:

I am pleased to present the FTI Funds Annual Report covering activity during the fiscal year from December 1, 2000, through November 30, 2001. Sadly, the September 11 terrorist attacks deeply affected Fiduciary Trust Company International, and we lost many valued employees when our offices in the World Trade Center were destroyed. However, we recovered quickly, relocated our offices and continue to manage the Funds with the same professionalism and attention you have come to expect.

This report begins with economic reviews by each Fund's portfolio manager that cover market conditions and their impact on Fund performance and strategy. A complete list of each Fund's holdings, as well as the financial statements, round out this Annual Report.

The year under review was difficult for most types of stocks, while bonds generally recorded positive returns as several interest rate cuts by the Federal Reserve Board led to falling long-term interest rates and increasing bond prices.

FTI LARGE CAPITALIZATION GROWTH FUND gives shareholders the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have a record of price and earnings growth and strong potential to continue that growth. At the end of the reporting period, the Fund's portfolio included such household names as Amgen, Pfizer, Tyco International and Johnson & Johnson. During the reporting period, the Fund produced a -29.50% total return, the result of a decline in share value from $10.10 to $6.92.* The Fund paid $0.28 per share in capital gains and, at the end of the reporting period, net assets totaled $20.3 million.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND offers investors the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have the potential to grow in price and produce income. At the end of the reporting period, the Fund's portfolio included AT&T Corp., General Electric Co. and Procter & Gamble Co. During the reporting period, the Fund produced a -9.22% total return as a result of a share value decline from $9.63 to $7.21.* The Fund paid income totaling $0.04 per share and capital gains of $1.61 per share. At the end of the reporting period, net assets totaled $74.6 million.

FTI INTERNATIONAL EQUITY FUND gives shareholders the opportunity to own a portfolio of international stocks. During the reporting period, the Fund produced a -27.66% total return because of a decline in share value from $13.95 to $10.07.* At the end of the period, the United Kingdom (24.4%), Japan (15.9%), Denmark (9.7%) and Germany (9.2%) represented the Fund's largest country weightings, and net assets totaled $44.4 million.**

FTI SMALL CAPITALIZATION EQUITY FUND is managed to pursue a high level of growth through a diversified portfolio of small capitalization stocks.*** During the reporting period, the Fund produced a -10.90% total return due to a share price decline from $21.00 to $18.71.* At the end of the reporting period, net assets totaled $97.7 million.

FTI EUROPEAN SMALLER COMPANIES FUND, which began operations on January 2, 2001, gives investors the opportunity to further diversify their assets internationally by participating in companies that, in the portfolio manager's judgment, are up-and-coming in the dynamic European market.**** Since its inception, the Fund produced a total return of -31.10%, a result of the share value decline from $10.00 at inception to $6.89 at period-end.* Fund net assets totaled $14.5 million at the end of the reporting period.

FTI BOND FUND offers investors the opportunity to participate in a diversified portfolio of income-producing investments. The Fund focused on corporate bonds, with the remainder of the portfolio diversified among mortgage-backed securities and U.S. Treasury securities. During the reporting period, the Fund paid income totaling $0.55 per share. The Fund produced an 8.25% total return, as the falling interest rate environment helped increase the share value from $9.49 to $9.72.* At the end of the reporting period, net assets totaled $126.2 million.

FTI MUNICIPAL BOND FUND helps tax-sensitive investors pursue income free from federal income tax through a portfolio of bonds issued by municipalities across the United States.***** During the reporting period, the Fund paid tax-free income totaling $0.38 per share. The Fund produced an 8.06% total return, as the falling interest rate environment helped increase the share value from $9.64 to $10.03.* Net assets totaled $92.6 million on the last day of the reporting period.

Although the reporting period was generally positive for bond fund investors, I urge you to keep in mind that stock fund performance is best measured over the long term. For many investors, a price decline represents an opportunity to dollar-cost average, or lower the average cost of their shares by purchasing additional shares at lower prices.

Thank you for pursuing your investment goals through the FTI Funds family. We will continue to keep you informed on the details of your investment with the highest level of service possible.

Sincerely,


/s/ Gregory E. Johnson

Gregory E. Johnson
President
January 15, 2002


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

*** Small capitalization stocks have historically experienced greater volatility than average.

**** Funds that invest a significant portion of their assets in a particular geographic region may be subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments.

***** Income may be subject to the federal alternative minimum tax.

INVESTMENT REVIEW



FTI LARGE CAPITALIZATION GROWTH FUND

PERFORMANCE

The FTI Large Capitalization Growth Fund ended its fiscal year with a net asset value (NAV) per share of $6.92 and net assets of $20.3 million. The Fund's return for the one-year reporting period was -29.50%* compared with -22.80% for the Russell 1000(R) Growth Index.**

The U.S. equity market environment was extremely challenging for growth investors, as the markets favored defensive and value oriented sectors for most of the year. The Russell 1000 Value Index*** returned -3.14%, outperforming the Russell 1000 Growth Index for the year ended November 30, 2001. Within this environment, we maintained a defensive stance in the Fund with broad sector representation and an increased number of holdings.

During the first half of the fiscal year, the Fund's underperformance relative to the Russell 1000 Growth Index was driven mainly by our technology holdings.**** The economic slowdown and capital spending reductions adversely affected the technology and telecommunications sectors. Despite our underweighted position in technology, certain holdings negatively impacted performance. During the latter part of the year, our underweighted position in the weak information-technology (IT) industry contributed to performance. As investors fled to less cyclical investments in the weakening economy and the uncertainty surrounding the September 11 terrorist attacks, the Fund's below-market exposure to consumer staples detracted from performance. Fortunately, our overweighted position in consumer discretionary companies made strong contributions. Specific holdings that contributed to Fund performance include manufacturing and health care companies Tyco International, which grew 11.5%, Johnson & Johnson (16.5%) and Amgen (4.4%).


MARKET REVIEW

For most of 2001, the U.S. equity markets were extremely volatile and largely negative. Rather than a traditional consumer demand slowdown, the economy was characterized by a business-led manufacturing slowdown. The dramatic decline in corporate profits led to severe reductions in technology spending, which accounts for more than half of total corporate capital expenditures. Under the pressure of slowing demand, overcapacity in many industries resulted in weak sales and pricing power. A severe downturn in profits followed, particularly in the technology sector. As a result, the market witnessed a record number of negative pre-announcements and downward earnings revisions.

During the third quarter of 2001, the U.S. economy struggled with contractions in manufacturing activity. Consumer spending, which accounts for two-thirds of the economy, also showed signs of weakening. Following the terrorist attacks, many consumers retrenched at an accelerated rate owing to increased uncertainty about personal safety, current income and the market value of invested assets. By the Fund's fiscal year-end, the equity markets rallied to pre-September 11 levels, a positive surprise. The inflow of liquidity, the dramatic sell-off immediately following the terrorist attacks, and the 40-year lows in interest rates and inflation likely contributed to the rally; however, the recent rally's sustainability remains to be seen. The shock of recent events reduces the probability of the near-term restoration of consumer and investor confidence and limits the near-term effectiveness of recent monetary easing and income tax cuts. As businesses face additional pricing, profit and competitive pressures, we anticipate a delay in a capital spending recovery.

For most of the reporting period, value investments outperformed growth investments, continuing the trend begun in 2000. However, following September 11, growth modestly outperformed value as the focus for many investors shifted to oversold growth stocks. Health care also showed strength during this period. Still, the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by 19.66% for the year under review. Additionally, small companies outperformed large companies during the reporting period.


INVESTMENT OUTLOOK AND STRATEGY

For the near term we expect the economy to remain weak, as evidenced by the weight that rising unemployment, slowing home sales and weakening retail sales have on consumer confidence and spending. We believe a resumption of real U.S. economic growth will not be likely until mid-2002. Although this near-term view is challenging for equities, there is optimism regarding potential returns in 2002 since equities invariably post gains some months ahead of the economy. Additionally, the significant liquidity injected into the financial markets is creating unattractive returns of just 2%-3% on cash reserves. We believe much of the overvaluation in equities was corrected over the past 18 months and the American investor's confidence, while shaken, remains strong.

Within the economic environment of low earnings visibility, investors are best served by careful selection of quality securities in the best-positioned stock market sectors. As of November 30, we favored defense, biotechnology and telecommunications services stocks. We reduced the Fund's exposure to the consumer discretionary sector, as spending in this area declined due to weakening consumption and a protracted recovery in the advertising cycle. We remained overweighted in health care, which is a defensive sector with good long-term growth potential and favorable earnings visibility. Since we expect the fundamentals in IT to remain weak for the near term, the Fund's exposure remained below market in this sector. Most consumer staples issues, although appealing for their relative immunity from economic cycles, were fully priced by period-end, in our opinion.

Although the markets may continue to struggle in the near term, we remain patient and optimistic for the longer term. We still believe that strong investment performance over time emanates from the careful selection of reasonably priced stocks of well-positioned companies in a variety of sectors. Fundamentals that we favor include convincing business models, competitive and/or creative products and services, above-average end market growth, and strong management teams. We believe the stock market will once again focus on quality growth companies as investor confidence is restored.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged, and investments cannot be made in an index.

*** The Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

**** Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

PERFORMANCE

FTI Large Capitalization Growth and Income Fund's total return for the fiscal year ended November 30, 2001, was -9.22%,* compared with the Lipper Large Cap Value Index,** which fell 3.84%. The Standard & Poor's 500 Composite Stock Price Index (S&P 500(R)) declined 12.21%.*** Opportunistic sales of technology and financial companies in the early spring and late summer contributed to sustaining the Fund's value. The Fund held an unusually large cash position throughout much of the third and fourth quarters, helping to cushion it from broad equity market weakness.


MARKET REVIEW

What a year!

In last year's report, we pointed out Federal Reserve Board (Fed) Chairman Alan Greenspan's vigorous efforts to slow the U.S. economy with six interest rate hikes. The U.S. economy decelerated accordingly, and the National Bureau of Economic Research determined in November 2001 that the economy had entered a recession last March. The Fed, however, began its fight to offset the weakening economy in early January and has lowered the federal funds target rate 10 times so far this year, the most compressed series of cuts on record.

These interest rate cuts along with increased defense spending, anticipated fiscal stimulus legislation, expected additional monetary easing through the rest of the year and President Bush's proposed additional tax cuts, seemed to have begun benefiting the domestic economy. Indeed, before September 11's tragic events, signs appeared of improving consumer and manufacturer behavior. The coming months will test the thesis that economic recovery is already under way and that equity investors' recent enthusiasm will be justified as earnings grow later in 2002.


INVESTMENT OUTLOOK AND STRATEGY

We believe the Fund is invested in premier companies that are each exploiting the promise offered by long-term, favorable global demographic and economic trends. Our strategic investment emphasis continues in technology, communications, health care and financial services companies. We will invest the Fund's cash balance within these sectors. The convergence of computing technology with voice and data communications supports the advance in productivity and acts as a brake on inflation. Financial companies are responding to the increasing demands from a growing cohort of older Americans, Europeans and Japanese wary of public pension schemes as they near retirement and in need of insurance and other financial services.

Among financial companies, the focus is upon diversified firms and insurance companies. Definite evidence of rising premium rates suggests rising earnings in coming quarters. Pharmaceutical firms are also clear beneficiaries of an aging population. Approximately 57% of the Fund's net assets on November 30 were invested in companies exploiting these durable trends. A strategic goal since the Fund's formation in December 1998 has been to substantially reduce unrealized capital gains among its long-held equities. We realized gains as advantageous opportunities arose, reducing unrealized gains further to 30% of the Fund's value, down from 39% on November 30, 2000, and 51% on November 30, 1999.

The creation of real long-term wealth rests upon holding sizable positions of leading companies in business sectors benefiting from durable demographic and economic trends. The strength in economic fundamentals in the U.S., Germany and Japan suggests healthy rewards for equity investors holding the leading global companies represented in the Fund.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges. This index is unmanaged, and investments cannot be made in an index.

*** The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.

FTI INTERNATIONAL EQUITY FUND

PERFORMANCE

The 12-month period ended November 30, 2001, represented another difficult year in the international equity markets, with most major developed markets experiencing significant negative returns.* For the Fund's fiscal year, the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI(R) EAFE(R))** fell 18.87% in U.S.-dollar terms, with similar returns recorded in France, Germany and most European countries. Returns in Japan were even poorer, falling 28.77%, as the country, its economy, and its political system continued to struggle. Despite being underweighted in Japan for most of the period, the FTI International Equity Fund underperformed relative to the MSCI EAFE Index, returning -27.66% for the period.*** This underperformance was primarily due to the portfolio's growth-oriented investment style, as growth stocks around the world continued to underperform relative to more value, less economically-sensitive stocks, as represented by the -23.62% return of the MSCI EAFE Growth Index for the period.****


MARKET REVIEW

It is difficult to discuss this period in the world equity markets without reflecting on the attacks of September 11. Clearly all of America, and the world, was deeply affected by these tragedies. In the aftermath, there were immediate, significant equity declines, along with an acceleration in the negative economic trends that were already under way. These trends included slowing manufacturing output, weakening consumer confidence, rising unemployment and a slide into a global economic recession. These were particularly evident in the U.S., but plainly trickled throughout the world, impacting all regions.

In Japan, the economy continued to deteriorate, placing a great strain on the political system. Although the government is currently discussing two supplementary budgets worth approximately 3 trillion yen in spending and 1.7 trillion yen in new bond issues, some politicians are now beginning to distance themselves from the Koizumi government, frustrated by the lack of action on the economy. In particular, the government refuses to deal with the bad debt problems facing Japanese banks, while these banks face additional pressure with the recent asset price declines and further economic slide.

The continental European and U.K. economies weakened during the period, as exports to the U.S. and Asia slowed. Germany's most important survey of business confidence recently fell to its lowest level in 28 years. Although headline inflation fell, core inflation in Europe has picked up somewhat lately. Nevertheless, the U.K. and European central banks reduced interest rates and are expected to ease monetary policy further.

Investors' increasing risk aversion was visible in the Asian and Latin American equity markets, as stock prices reflected the severe economic slowdown in Singapore, Malaysia, Taiwan, Hong Kong, and the Philippines. Within Latin America, Mexico suffered from the dual impact of a slowing U.S. economy and pressure on oil prices, one of its principal exports.


INVESTMENT OUTLOOK AND STRATEGY

As we look forward to 2002, we expect to see economic growth estimates and earnings expectations stabilizing, as the impact of the burst technology bubble finally fades away. For the developed economies, we now anticipate economic growth of 1.5%-2% in 2002. Worldwide, we expect corporate earnings to gain 5% in 2002. Earnings will most likely be under pressure for the better part of the first six months of 2002 with the real recovery coming in the second half of the year.

We expect central banks to continue lowering interest rates to stimulate sluggish economies. Historically, such monetary easings have proven to be a more important tool for equity markets than corporate earnings. Since September 11, central banks have added more than $120 billion of excess liquidity to the system to support economies and financial markets, far exceeding the $28 billion provided during the crisis associated with the collapse of Long Term Capital Management in 1998.

The euro, Swiss franc and British pound sterling may see additional appreciation as investors seek alternatives to the U.S. dollar, whose previous status as the "safe haven" currency is no longer universally accepted. Such appreciation of these currencies will facilitate lower interest rates without fear of inflation. Although equities may look cheap, especially relative to U.S. equities, we expect earnings growth to slow and earnings downgrades to increase in 2002. Despite the slowdown, the close correlation between U.K. and European stock prices with those of the U.S. suggests that any improvement in the U.S. equity market will be seen shortly thereafter in European and U.K. markets.

In the emerging markets, we expect to see further interest rate cuts, fiscal stimulus and weaker currencies in Asia. With 80% of Mexican exports directed toward the U.S., we believe Mexico must wait for a U.S. recovery before seeing foreign investor interest in its markets yet again.

Not surprisingly, it is difficult to be optimistic about the near-term prospects for the Japanese economy. Until we see concrete evidence of change in its economy and its financial sector, we will continue to underweight Japan.

From a strategic standpoint, we plan to adjust our portfolio as we move into 2002 to increase our exposure to the U.K. and developed markets of Europe. As the recovery gains visibility, we will likely increase exposure to emerging markets. From a sector perspective, we will generally adjust our weightings out of defensive sectors and into more cyclical growth sectors such as technology, telecommunications and media as the global economic recovery progresses.


* International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** MSCI Europe Australasia Far East Index (EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

*** Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**** MSCI EAFE Growth Index is a market capitalization-weighted index of stocks that have the highest price-to-book ratios.

FTI SMALL CAPITALIZATION EQUITY FUND

PERFORMANCE

FTI Small Capitalization Equity Fund ended its fiscal year with a net asset value of $18.71 on November 30, 2001, down from $21.00 a year earlier. The Fund declined 10.90%,* compared with the Russell 2000 Growth Index's decline of 9.32% for the one-year reporting period.**

The past year was a difficult one for small capitalization growth stocks, hurting the performance of this growth-oriented Fund. In particular, our investments in technology, commercial services and consumer growth stocks negatively affected performance.

During the Fund's fiscal year, we reduced our overweighted positions in financial and health care stocks, while we increased our weightings in technology, consumer staples and telecommunications services. At year-end, we were overweighted in technology and consumer staples and underweighted in consumer discretionary, industrial and energy stocks.


MARKET REVIEW

Investors faced a challenging market with continued turbulence for the one-year period ended November 30, 2001. The volatility was largely due to weak corporate earnings, the technology sector correction that began last March, and the tragic events of September 11. Driven by a stream of disappointing earnings news and declining consumer confidence, with no countervailing positive news, stock prices dropped broadly and steeply at times. Many investors abandoned "New Economy" technology stocks and rotated their assets to such "safer havens" as high-quality bonds and more defensive stocks that tend to perform well during periods of extreme market volatility.

Weak corporate earnings continued to impede stock performance, as the much-vaunted mid-year economic recovery failed to materialize. In what was already an unstable environment, the September 11 events rocked the market. The Russell 2000 Growth Index fell 5.5% on the day the market reopened. The Dow Jones Industrial Average fell more than 14% in the first week of renewed trading, its worst weekly loss in nearly 70 years. Despite the Federal Reserve Board's (the Fed's) four-and-a-half percentage point rate cut over the one-year period, equity markets overall posted negative one-year returns. However, the year concluded on a more positive note, as during the last week of September and the months of October and November, the markets rebounded sharply.


INVESTMENT OUTLOOK & STRATEGY

In our opinion, the market faces significant challenges going forward. Against a troubling economic backdrop, the onset of war introduces heightened levels of concern. We are warned against escalating terror. The economic climate is turbulent. Consumers are wary. Airlines are troubled. Capital spending remains weak. The wealth lost in the past six quarters weighs heavily on both consumer and corporate spending plans.

Yet we see significant reasons for hope. American spirits have shown remarkable resilience as we confront the demands of war. Many of the factors that impeded the economy have reversed or disappeared. Remember that the Fed was still tightening the money supply late last year. Now, monetary easing is beginning to show results -- lower rates are spurring mortgage refinancing, enhancing disposable income available to homeowners. Fiscal policy has become aggressively stimulative. Government spending is increasing, we believe additional tax cuts are likely, and deficit spending, at least for the time being, is no longer shunned. At the same time, the inventory liquidation that sapped gross domestic product appears to be complete, allowing industrial production to more closely approximate end-user demand. Finally, energy prices have been falling, reversing the spikes we saw as we entered last year's heating season.

We believe another noteworthy factor is the market's performance following past crises. Although it is common for stocks to fall during crises, they have exhibited a tendency to advance in the crises' aftermath. According to a Ned Davis Research study of the Dow Jones Industrial Average's performance at the time of various crises in the past and during subsequent periods, stocks have typically fallen 7% during a crisis, but have gained 12% in the following 126-day period. Two explanations may account for this. First, the market may immediately discount its deepest fears and subsequently find the long-term effects to be less dire than initially feared. Second, these events have typically been accompanied by monetary stimulus that fueled the market's performance. Although we do not yet know whether the market's discount for our current crisis is adequate, the positive signs with respect to an economic stabilization encourage us.

Regarding small capitalization stocks in particular, we believe relative valuations and growth rates continue to favor this asset class. The International Brokers Estimate System estimated, as of November 30, 2001, that next year's earnings for companies in the Russell 2000 Index are expected to grow 17.5%, while the S&P 500's are expected to grow only 12.1%. In spite of the faster growth, small stocks are cheaper based on price-to-earnings (P/E) ratios. For example, on November 30, 2001, the Russell 2000 Index's P/E was 15.9 times next year's earnings; the S&P 500's was 20.2 times. This combination of higher expected earnings and lower P/E ratios is promising. Also, small stocks have a history of outperforming when the economy emerges from recession. When combined with the long-term strategic advantages of small capitalization stocks (opportunities arising from inefficiently priced securities; entrepreneurial companies; greater potential for growth), these factors lead us to optimism about this asset class. Nonetheless, we remind you to remain aware of smaller stocks' potentially higher volatility, especially in uncertain times.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and investments cannot be made in an index.

FTI EUROPEAN SMALLER COMPANIES FUND

PERFORMANCE

For the 11-month period from the Fund's inception on January 2, 2001, through November 30, 2001, the FTI European Smaller Companies Fund fell 31.10% compared with the 23.42% decline of its benchmark, the HSBC Smaller European Companies Index.* FTI European Smaller Companies Fund's underperformance during the period was primarily the result of the Fund's sector allocations. The Fund did not invest in sectors such as minerals (energy and non-energy) and utilities, which showed strong relative performances for the period under review. Conversely, the Fund was overweighted in such areas as electronic technology and commercial services, which lagged the overall index. Although these sectors' returns were weak during the period, we were able to purchase many high-quality companies at attractive valuations.**


MARKET REVIEW

The September 11 attacks on the U.S. acted to accelerate the downward trend already in motion during 2001, sending global equity markets to new lows. At the end of September, valuations were at levels that led to broad speculation that equity markets had reached a bottom. Markets advanced strongly in October and November, led by the more aggressive growth industries such as wireless telecommunications, semiconductors and software. This marked a clear reversal in industry performance, as the more aggressive growth industries showing the greatest gains after the end of September were precisely those that had the most extreme losses previously in the year. Despite the strong performance of the technology, telecommunications and health technology sectors in the HSBC Smaller European Companies Index during October and November, energy minerals and consumer non-durables were the only index sectors to register positive returns year-to-date through November 30, 2001.

This shift in the performance of aggressive growth versus more defensive sectors is reflected in the relative performance of growth and value stocks during 2001. Although growth-oriented companies began to outperform at the end of September, their losses prior to the end of September still showed significant underperformance year-to-date. Overall, it was the wide discrepancy between growth and value performance during the first quarter that resulted in much of the Fund's underperformance year-to-date through November 30, 2001.

The Fund's stock selection was mixed across sectors and countries during the period under review. For example, in spite of weak performance by the pharmaceuticals industry, our position in Italian pharmaceuticals producer Recordati had the most positive impact on the Fund due to its high earnings visibility and the signing of a promising new licensing agreement. While the telecommunications equipment sector as a whole suffered during the year, our position in Tandberg boosted the Fund's results after rebounding strongly in September as the attacks on September 11 were expected to increase demand for its teleconferencing equipment. Conversely, we sold Leica Geosystems and Pinguely-Haulotte as deteriorating fundamentals affected these companies' outlooks and share price performance.


INVESTMENT OUTLOOK AND STRATEGY

The Fund's investment process remains consistent, emphasizing its goal of creating a widely diversified portfolio of smaller capitalization companies with industry-leading proprietary products and services, sustainable margins and strong balance sheets. Despite the recovery of many of the more aggressive growth stocks and industries during October, our view of the markets going forward demands that we make careful and opportunistic investment decisions. The October rally appeared to be based primarily on valuations as investors opined that certain areas of the market were oversold. In our opinion, the fundamentals still point toward selective investing, and we remain focused on selecting companies with strong franchises and adding to existing holdings of companies with good earnings visibility and sound balance sheets.


* The HSBC Smaller European Companies Index is composed of about 1,500 companies in Europe having market capitalizations in a similar range to that used by the Fund. The composition of the index is updated quarterly. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

FTI BOND FUND

PERFORMANCE

FTI Bond Fund generated a total return of 8.25%* for the year ended November 30, 2001, compared with 11.12% for the Lipper Intermediate Investment Grade Debt Index and 11.16% for the benchmark Lehman Brothers Aggregate Bond Index.** The Fund underperformed its benchmark due to its overweighted exposure in spread products, including high yield bonds. The Fund's yield at the end of November 2001 was 4.58%, while the average maturity was extended from 9.3 years to 9.9 years.


MARKET REVIEW

The U.S. economy already showed signs of slowing prior to September 11, but the terrorist acts greatly extended and deepened the weakness. Shrinking demand prolonged the inventory correction and engendered a fresh round of production cuts and labor demand reduction, negatively impacting consumer spending, a classic sign of recession.

Aimed at cushioning the adverse impact of uncertainty on economic activity, the Federal Reserve Board (the Fed) shifted into an easing mode and slashed interest rates aggressively beginning in January. In the wake of the attacks, the Fed cut rates further by 150 basis points, bringing this cycle's cumulative rate reductions to 450 basis points and taking the federal funds target rate to a 40-year low of 2%. We believe modest additional rate cuts are likely as evidence of economic weakness continues, but the pace should slow in light of substantial monetary and fiscal stimulus already in the pipeline.

Despite economic problems, most spread sectors outperformed Treasuries and by period-end, domestic equity markets reached levels higher than before the attacks. In addition, the overall fixed income market was up for the year under review as interest rates declined. A major event during the reporting period was the Fed's surprise Halloween announcement that it will eliminate 30-year Treasury bond new issuance. The move seemed designed to lower the long-term portion of the yield curve, which had held steady as the short-end plummeted. The Fed appeared to be counting on this action to make mortgage and corporate sector refinancing cheaper, although its effectiveness at engineering an economic turnaround remains to be seen.


INVESTMENT OUTLOOK AND STRATEGY

Although the U.S. economy and markets regained some stability during October, uncertainty still exists as the threat of more terrorist attacks weighs heavily on the nation's psyche. Weakening labor markets are likely to affect consumer confidence. Business investment continues to tumble due to deteriorating profits and excess capital investment from the past decade's boom. U.S. exports are still constrained by the dollar's strength and gathering weakness abroad. Even the formerly resilient housing sector is slipping a bit.

Despite near-term instability, there are several rays of hope on the horizon. Most notably, fiscal and monetary response has been immediate and powerful. More stimuli seem to be on the way such as a fiscal package of tax cuts and spending hikes equal to almost 2% of gross domestic product. Energy prices have fallen substantially, which should boost household and business purchasing power. Information technology-related productivity growth increases are likely to continue, which is encouraging in a time of slowdown in economic activity. All told, the groundwork appears to have been laid for a strong rebound, even stronger in terms of growth rates than was envisioned prior to the attacks. However, it is very difficult to pinpoint the precise timing of the recovery as it depends on how the political and military landscape plays out.

Currently, the bond market is grappling with the rapidly changing yield curve. Reduced supply of 30-year Treasuries should create a dramatic rally on the long end, as their scarcity pushes up prices. This technical factor may help, but should not change, economic fundamentals. Near term, we expect short-term rates to remain low and the yield curve to be historically steep.

Investment-grade corporate bonds underperformed during the year as signs of an economy slipping into recession prompted bondholders to seek the refuge of safer U.S. government and agency bonds. After a short-lived rally in the first half of 2001 and prior to September 11, corporate spreads were wide relative to historical averages as the economy began to enter a recession. The recent sell-off pushed spreads even wider to reflect the increased risk premium demanded by investors. Spreads increased roughly 8 basis points during November as higher-quality and longer-maturity bonds generally outperformed. Uncertainty led us to upgrade our portfolio credit quality and reduce our exposure to weak BBB and crossover credits, vulnerable industry sectors and long-dated bonds. We emphasized liquid securities from higher-quality issuers and industry sectors characterized by free cash-flow generation, leading market positions, sustainable competitive advantages and strong debt protection measures.

Severely affected by a flight to quality after September 11, the broader high yield market underperformed significantly during the period under review. Spreads widened to nearly record levels after the terrorist attacks. The high yield sector still represents good value especially given the reversal from negative to positive flows for high yield mutual funds, a slight steepening of the 3-month to 10-year Treasury yield curve and a modest acceleration in money supply growth. Despite better valuations and October's strong returns, market uncertainty led us to continue to embrace a defensive posture and maintain minimal exposure to high yield bonds.

With 30-year and 15-year mortgage rates falling roughly to 6.5% and 6.0%, mortgage refinancing should increase and pressure current coupons with tremendous supply. Thus, we ended the fiscal year with an underweighted position in these issues. Commercial mortgage-backed securities were a staple of our mortgage portfolio over the last few months of the period, but we reduced our allocation through profit taking. U.S. agency securities seem more attractive to us based on yield and liquidity.

Considering the current market environment, deteriorating credit conditions and increased investor risk aversion, we continue to believe that portfolio credit quality will still be very important in the near future. As a result, we will continue to focus on liquid, high-quality issues. We already began to reduce our exposure to the majority of spread sectors prior to September 11 and continued these measures through fiscal year-end. In addition, market volatility provides us with the chance to do what we do best -- opportunistically invest in sectors when value presents itself. We expect to add spread sector holdings, such as corporate, mortgages and asset-backed securities, and "plus" sector positions, such as high yield, non-U.S. dollar and emerging market bonds from the benchmark Lehman Brothers Aggregate Bond Index, to our portfolio in the weeks and months ahead.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. As of 11/30/01, the Lipper Intermediate Investment Grade Debt Index consisted of the 30 largest funds in the Intermediate Investment Grade classification based on year-end total net assets. The Lipper index does not include sales charges. The Fund's performance relative to the index might have been different if such charges had been considered. Past performance does not guarantee future results.

FTI MUNICIPAL BOND FUND

PERFORMANCE

FTI Municipal Bond Fund generated a total return of 8.06%* for the year ended November 30, 2001, compared with the Lipper Intermediate Municipal Debt** category's 7.56% return. As the municipal yield curve steepened during the year, the Fund's performance benefited from its emphasis on short-intermediate maturities.


MARKET REVIEW

At period-end, the markets continued to absorb the impact of the tragic September 11 attacks. The economy was already fragile prior to September 11, but the attacks extended and deepened the weakness. The U.S. economy remained in a downward trend, signaling recessionary conditions. Shrinking demand prolonged the inventory correction and engendered a fresh round of production cuts. As a result, layoffs continued and the prospect of significant further pressure on the labor markets seemed apparent. Within this environment, consumer spending weakened in a classic recessionary response. The Federal Reserve Board (the Fed) returned to its aggressive easing mode, aimed at cushioning the adverse impact of uncertainty on economic activity. The Fed cut a total of 450 basis points by the end of November, leaving the federal funds target rate at 2.00%, a 40-year low. Modest additional cuts seem likely as evidence of economic weakness continues, but the pace should slow in light of the extensive monetary and fiscal stimulus already in the pipeline. Despite the nation's economic woes, its equity markets have reached levels higher than pre-September 11, and most spread sectors have outperformed Treasuries.

Another major event during the Fund's fiscal year was the Treasury Department's surprise Halloween announcement that it will eliminate new issuance of the 30-year Treasury bond. The move seems designed to lower the long-term portion of the yield curve, which had held steady as the short-term portion plummeted. The cost of refinancing in the mortgage and corporate sectors would benefit as yields fall. How effective the Treasury's decision will be in engineering an economic turnaround remains to be seen.

Similar to the Treasury market, municipal yields also declined over the course of the year. Specifically, 2-year AAA municipal yields declined 191 basis points to 2.42%, 10-year yields 50 basis points to 4.21%, and 30-year yields 42 basis points to 5.00%. The spread differential between 2- and 30-year municipal yields widened by 149 basis points with the greatest impact on maturities less than 5 years.

As a sector, municipals underperformed Treasuries as the 10-year AAA tax-exempt/taxable ratio began the year at 86% and widened to 88% by period-end. Despite the modest underperformance, the municipal market's performance was impressive given the large increase in supply this year. The historically low interest rate environment in the municipal market contributed to a rise in both new issuance debt and refunding debt. From a demand perspective, municipals benefited from significant equity market weakness as both retail and institutional investors reallocated their portfolios in favor of municipals.

Resulting from the economic slowdown, as well as the repercussions of the September 11 attacks, credit quality in the municipal sector came under increased scrutiny and pressure. Specifically, municipalities heavily dependent upon tourism and sales tax revenue experienced some credit deterioration due to the uncertainty of future traveler and consumer behavior. Additionally many large issuers, such as the State of California, experienced larger-than-anticipated budget deficits, which necessitated budget revisions.

INVESTMENT OUTLOOK AND STRATEGY

The economy regained some stability in October, but uncertainty still exists as the threat of more terrorist attacks weighs on the American psyche. Labor markets continued to deteriorate, cutting into income growth and confidence. Business investment tumbled, hurt by deteriorating profits and an overhang in capital put in place during the economic boom. U.S. exports are constrained by the dollar's strength and gathering weakness abroad. Even the formerly resilient housing sector is slipping a bit. Despite the near-term gloom, there are several rays of hope on the horizon. Most notably, the fiscal and monetary response has been powerful and more stimulus is on the way. A fiscal package of tax cuts and spending hikes equal to almost 2% of the nation's gross domestic product seems to be under way. Substantial reductions in energy prices should boost household and business purchasing power. Also, information-technology related productivity growth increases are likely to continue, which is encouraging in a time of economic slowdown. Overall, the groundwork seems to have been laid for a strong rebound. It is, however, very difficult to pinpoint the precise timing of a recovery since it also depends on how the political and military landscape unfolds.

At the Fund's fiscal year-end, the bond market continued to grapple with the rapidly changing yield curve. The elimination of 30-year Treasury new issues should create a dramatic rally on the long-term portion, as their scarcity pushes up prices. Although this technical factor will help, it is not a change in economic fundamentals. We expect short-term rates to remain low and the yield curve to be historically steep for the near term.

Our outlook for the municipal market is cautionary due to our expectations for an economic rebound in 2002. If the economy improves in 2002, as expected, there could be a reallocation of assets from fixed income to equity securities. As a result, both retail and institutional demand for municipal securities could moderate from the existing high levels. Additionally, municipal supply should continue to be strong as issuers take advantage of historically low interest rates to finance capital projects and/or refinance outstanding debt. However, the magnitude and timing of an economic rebound is uncertain, and demand for municipals could continue at a significant level if the equity markets do not improve.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper Intermediate Municipal Debt funds invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

LAST MEETING OF SHAREHOLDERS


A Special Meeting of Trust shareholders was held on March 30, 2001. As of February 16, 2001, the record date for shareholder voting at the meeting, there were 44,747,855 total outstanding Shares. The following items were considered and approved by shareholders. The results of their voting were as follows:

AGENDA ITEM 1. To approve new Investment Advisory Agreement between the FTI Funds and Fiduciary International Inc.

           FUND                           FOR          AGAINST       ABSTAINED
--------------------------------------------------------------------------------
Municipal Bond Fund                    7,759,023            0            0
Bond Fund                             11,603,248            0            0
Large Cap Growth Fund                  3,448,567            0            0
Large Cap Growth and Income Fund      10,501,242            0            0
Small Cap Equity Fund                  3,707,742        4,697            0
International Equity Fund              5,698,942       17,944            0
European Smaller Companies Fund        1,122,536            0            0

FTI LARGE CAPITALIZATION GROWTH FUND


       GROWTH OF $10,000 INVESTED IN FTI LARGE CAPITALIZATION GROWTH FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Large Capitalization Growth Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Russell 1000 Growth Index
(RUS1).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Large Capitalization Growth Fund to that of the Russell 1000 Growth Index based on a $10,000 investment from 12/11/98 to 11/30/01.

                  FTI LARGE                      FTI Large
               CAPITALIZATION   RUSSELL 1000   Capitalization  Russell 1000
    Date         GROWTH FUND    GROWTH INDEX    Growth Fund    Growth Index
    ----         -----------    ------------    -----------    ------------
   12/11/98        $10,000         $10,000
   11/30/99        $11,790         $12,763         17.90%         27.63%
   11/30/00        $10,723         $11,288         -9.05%        -11.56%
   11/30/01        $ 7,560         $ 8,714        -29.50%        -22.80%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (29.50%)
       Start of Performance (12/11/98)                             (8.99%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Growth Index has been adjusted to reflect reinvestments of dividends on securities in the index.

+ The Russell 1000 Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND


 GROWTH OF $10,000 INVESTED IN FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Large Capitalization Growth and Income Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Standard & Poor's 500 Composite Stock Price Index (S&P 500).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Large Capitalization Growth and Income Fund with that of the S&P 500 Composite Stock Price Index based on a $10,000 investment from 12/11/98 to 11/30/01.

               FTI LARGE CAPITALIZATION                    FTI Lg. Cap
     DATE       GROWTH AND INCOME FUND    S&P 500 INDEX       G&I          S&P 500 $T
     ----       ----------------------    -------------       ---          ----------
   12/11/1998          $10,000               $10,000
   11/30/1999          $11,420               $12,089         14.20%          20.89%
   11/30/2000          $11,194               $11,579         -1.98%          -4.22%
   11/30/2001          $10,162               $10,165         -9.22%         -12.21%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                      (9.22%)
       Start of Performance (12/11/98)                              0.54%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI INTERNATIONAL EQUITY FUND


         GROWTH OF A $10,000 INVESTMENT IN FTI INTERNATIONAL EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI International Equity Fund (the "Fund") from December 22, 1995 (start of performance), to November 30, 2001, compared to the MSCI Europe Australasia and Far East Index (MSCI EAFE).+

[LINE GRAPH]

The following line graph compares the performance of the FTI International Equity Fund with that of the MSCI Europe Australasia Far East Index based on a $10,000 investment from 12/22/95 to 11/30/01.

                    FTI                         FTI
               INTERNATIONAL                International
                EQUITY FUND     MSCI EAFE    Equity Fund
   12/22/1995     $10,000        $10,000
   11/30/1996     $11,004        $10,898       10.04%
   11/30/1997     $12,436        $10,885       13.01%
   11/30/1998     $14,252        $12,711       14.61%
   11/30/1999     $18,132        $15,435       27.22%
   11/30/2000     $15,044        $13,975       -17.03%
   11/30/2001     $10,883        $11,338       -27.66%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (27.66%)
       5 Year                                                      (0.22%)
       Start of Performance (12/22/95)                              1.43%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The MSCI EAFE Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI SMALL CAPITALIZATION EQUITY FUND


       GROWTH OF $10,000 INVESTED IN FTI SMALL CAPITALIZATION EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Small Capitalization Equity Fund (the "Fund") from December 22, 1995 (start of performance), to November 30, 2001, compared to the Russell 2000 Growth Index
(RUS2).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Small Capitalization Equity Fund with that of the Russell 2000 Growth Index based on a $10,000 investment from 12/22/95 to 11/30/01.

                 FTI SMALL                          FTI Small
               CAPITALIZATION    RUSSELL 2000     Capitalization      Russell 2000
     Date        EQUITY FUND     GROWTH INDEX      Equity Fund        Growth Index
     ----        -----------     ------------      -----------        ------------
   12/22/95        $10,000         $10,000
   11/30/96        $12,080         $10,984            20.80%             9.84%
   11/30/97        $14,370         $12,640            18.96%             15.08%
   11/30/98        $13,603         $11,740            -5.34%             -7.12%
   11/30/99        $21,349         $15,575            56.94%             32.66%
   11/30/00        $23,530         $13,391            10.22%            -14.02%
   11/30/01        $20,966         $12,143           -10.90%             -9.32%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (10.90%)
       5 Year                                                      11.66%
       Start of Performance (12/22/95)                             13.27%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The Russell 2000 Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI EUROPEAN SMALLER COMPANIES FUND


      GROWTH OF A $10,000 INVESTMENT IN FTI EUROPEAN SMALLER COMPANIES FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI European Smaller Companies Fund (the "Fund") from January 2, 2001 (start of performance), to November 30, 2001, compared to the HSBC European Smaller Companies Index.+

[LINE GRAPH]

The following line graph compares the performance of the FTI European Smaller Companies Fund to that of the HSBC European Smaller Companies Index based on a $10,000 investment from 1/02/01 to 11/30/01.

                                                                          HSBC
                                 HSBC SMALLER                           Smaller
                  FTI EUROPEAN     EUROPEAN                             European
                    SMALLER        COMPANIES    FTI European Smaller    Companies
                 COMPANIES FUND      INDEX         Companies Fund         Index
     01/02/2001     $10,000         $10,000
     11/30/2001      $6,890         $7,658             -31.10%           -23.42%

         AGGREGATE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001++

       Start of Performance (1/2/01)                              (31.10%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The HSBC European Smaller Companies Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The HSBC European Smaller Companies Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

++ Since the Fund has existed for less than one year, average annual total returns are not provided.

FTI BOND FUND



                   GROWTH OF $10,000 INVESTED IN FTI BOND FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Bond Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Lehman Brothers Aggregate Bond Index (LBABI).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Bond Fund with that of the Lehman Brothers Aggregate Bond Index based on a $10,000 investment from 12/11/98 to 11/30/01.

                                              LEHMAN BROTHERS AGGREGATE                   LB Aggregate Bond
      DATE               FTI BOND FUND                BOND INDEX         FTI Bond Fund         Index
   12/11/1998              $10,000                     $10,000
   11/30/1999              $10,031                      $9,996               0.31%            -0.04%
   11/30/2000              $10,786                     $10,902               7.53%             9.06%
   11/30/2001              $11,676                     $12,118               8.25%            11.16%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                       8.25%
       Start of Performance (12/11/98)                              5.35%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The Lehman Brothers Aggregate Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI MUNICIPAL BOND FUND


              GROWTH OF $10,000 INVESTED IN FTI MUNICIPAL BOND FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Municipal Bond Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Lehman Brothers Municipal Bond 7-Year Index (LB7MB).+

      [FTI MUNICIPAL BOND FUND LINE GRAPH]

The following line graph compares the performance of the FTI Municipal Bond Fund with that of the Lehman Brothers Municipal Bond 7-Year Index based on a $10,000 investment from 12/11/98 to 11/30/01.

      DATE         FTI MUNICIPAL     LEHMAN BROTHER 7-YEAR    FTI Muni Fund        LB7MB
                     BOND FUND          MUNI BOND INDEX
   12/11/1998         $10,000               $10,000
   11/30/1999          $9,934               $10,039               -0.66%           0.39%
   11/30/2000         $10,452               $10,697               5.21%            6.55%
   11/30/2001         $11,294               $11,566               8.06%            8.13%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                       8.06%
       Start of Performance (12/11/98)                              4.18%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Municipal Bond 7-Year Index has been adjusted to reflect reinvestments of dividends on securities in the index.

+ The Lehman Brothers Municipal Bond 7-Year Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                      COUNTRY            SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 97.8%
    AEROSPACE & DEFENSE 2.2%

    Raytheon Co. ....................................................................United States        8,000       $  262,160
    United Technologies Corp. .......................................................United States        3,000          180,600
                                                                                                                      ----------
                                                                                                                         442,760
                                                                                                                      ----------

    BANKS 1.5%
    Bank of New York Co. Inc. .......................................................United States        8,000          313,920
                                                                                                                      ----------

    BEVERAGES 1.7%
    PepsiCo Inc. ....................................................................United States        7,000          340,410
                                                                                                                      ----------

(a) BIOTECHNOLOGY 6.0%
    Amgen Inc. ......................................................................United States        4,000          265,720
    Genentech Inc. ..................................................................United States       11,000          631,950
    Genzyme Corp-General Division ...................................................United States        5,800          316,796
                                                                                                                      ----------
                                                                                                                       1,214,466
                                                                                                                      ----------

(a) COMMERCIAL SERVICES & SUPPLIES 2.4%
    Concord EFS Inc. ................................................................United States       16,000          479,360
                                                                                                                      ----------

    COMMUNICATIONS EQUIPMENT 4.7%
(a) Cisco Systems Inc. ..............................................................United States       30,000          613,200
    Nokia Corp., ADR ................................................................   Finland          15,000          345,150
                                                                                                                      ----------
                                                                                                                         958,350
                                                                                                                      ----------

    COMPUTERS & PERIPHERALS 3.5%
(a) EMC Corp. .......................................................................United States       15,000          251,850
    International Business Machines Corp. ...........................................United States        4,000          462,360
                                                                                                                      ----------
                                                                                                                         714,210
                                                                                                                      ----------

    DIVERSIFIED FINANCIALS 3.5%
    American Express Co. ............................................................United States        8,500          279,735
    Citigroup Inc. ..................................................................United States        9,000          431,100
                                                                                                                      ----------
                                                                                                                         710,835
                                                                                                                      ----------

(a) DIVERSIFIED TELECOMMUNICATION SERVICES .7%
    Broadwing Inc. ..................................................................United States       16,000          152,320
                                                                                                                      ----------

(a) ELECTRONIC EQUIPMENT & INSTRUMENTS 3.1%
    Agilent Technologies Inc. .......................................................United States       13,000          354,510
    Solectron Corp. .................................................................United States       19,000          279,300
                                                                                                                      ----------
                                                                                                                         633,810
                                                                                                                      ----------

    ENERGY EQUIPMENT & SERVICES 1.4%
    Transocean Sedco Forex Inc. .....................................................United States       10,000          283,000
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND

                                                                                      COUNTRY            SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   FOOD & DRUG RETAILING .8%
   SYSCO Corp. .................................................................     United States        7,000       $  172,130
                                                                                                                      ----------

   HEALTH CARE EQUIPMENT & SUPPLIES 4.7%
   Applera Corp-Applied Biosystems Group .......................................     United States       10,000          331,000
   Medtronic Inc. ..............................................................     United States       13,000          614,640
                                                                                                                      ----------
                                                                                                                         945,640
                                                                                                                      ----------

   HEALTH CARE PROVIDERS & SERVICES 4.1%
   Cardinal Health Inc. ........................................................     United States        6,000         409,920
(a)Tenet Healthcare Corp. ......................................................     United States        3,500         210,000
   UnitedHealth Group Inc. .....................................................     United States        3,000         214,350
                                                                                                                      ----------
                                                                                                                        834,270
                                                                                                                      ----------

   INDUSTRIAL CONGLOMERATES 9.9%
   General Electric Co. ........................................................     United States       25,000          962,500
   Tyco International Ltd. .....................................................     United States       17,800        1,046,640
                                                                                                                      ----------
                                                                                                                       2,009,140
                                                                                                                      ----------

   INSURANCE 6.2%
   American International Group Inc. ...........................................     United States        6,000          494,400
   Marsh & McLennan Cos. Inc. ..................................................     United States        4,000          427,880
   St. Paul Cos. Inc. ..........................................................     United States        7,000          329,560
                                                                                                                      ----------
                                                                                                                       1,251,840
                                                                                                                      ----------

(a)INTERNET SOFTWARE & SERVICES .9%
   Check Point Software Technologies Ltd. ......................................       Israel             5,000          191,750
                                                                                                                      ----------

   IT CONSULTING & SERVICES 3.4%
   Electronic Data Systems Corp. ...............................................     United States       10,000          692,200
                                                                                                                      ----------

   LEISURE EQUIPMENT & PRODUCTS 1.4%
   Mattel Inc. .................................................................     United States       15,000          276,150
                                                                                                                      ----------

(a)MEDIA 10.0%
   AOL Time Warner Inc. ........................................................     United States       15,000          523,500
   Clear Channel Communications Inc. ...........................................     United States        8,000          373,840
   Comcast Corp., A ............................................................     United States        9,000          342,000
   Gemstar-TV Guide International Inc. .........................................     United States       10,000          277,300
   Liberty Media Corp., A ......................................................     United States       22,000          289,300
   Viacom Inc., B ..............................................................     United States        5,000          218,250
                                                                                                                      ----------
                                                                                                                       2,024,190
                                                                                                                      ----------

   MULTILINE RETAIL 3.8%
(a)Costco Wholesale Corp. ......................................................     United States        8,000          327,040
   Wal-Mart Stores, Inc. .......................................................     United States        8,000          441,200
                                                                                                                      ----------
                                                                                                                         768,240
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND

                                                                                        COUNTRY          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   PHARMACEUTICALS 10.1%
   Eli Lilly & Co. .............................................................     United States        5,000       $  413,350
   Johnson & Johnson ...........................................................     United States        6,500          378,625
   Merck & Co. Inc. ............................................................     United States        7,000          474,250
   Pfizer Inc. .................................................................     United States       13,000          563,030
   Schering-Plough Corp. .......................................................     United States        6,000          214,380
                                                                                                                      ----------
                                                                                                                       2,043,635
                                                                                                                      ----------

   SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.7%
(a)Applied Materials Inc. ......................................................     United States        4,000          158,960
   Intel Corp. .................................................................     United States       12,000          391,920
                                                                                                                      ----------
                                                                                                                         550,880
                                                                                                                      ----------

(a)SOFTWARE 4.9%
   Mercury Interactive Corp. ...................................................      United States        6,000          184,740
   Microsoft Corp. .............................................................      United States        7,000          449,470
   Oracle Corp. ................................................................      United States       25,000          350,750
                                                                                                                      ----------
                                                                                                                         984,960
                                                                                                                      ----------

   SPECIALTY RETAIL 1.2%
   Home Depot Inc. .............................................................     United States        5,000          233,300
                                                                                                                      ----------

   TOBACCO .7%
   Philip Morris Cos. Inc. .....................................................     United States        3,000          141,510
                                                                                                                      ----------

(a)WIRELESS TELECOMMUNICATION SERVICES 2.3%
   Nextel Communications Inc., A ...............................................     United States       20,000          214,200
   Sprint Corp. (PCS Group) ....................................................     United States       10,000          249,500
                                                                                                                      ----------
                                                                                                                         463,700
                                                                                                                      ----------
 TOTAL COMMON STOCKS (COST $18,638,843) ........................................                                      19,826,976
                                                                                                                      ----------

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT
(b)REPURCHASE AGREEMENT (COST $376,000) 1.8%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01, (Maturity Value $376,033)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................United States     $376,000          376,000
                                                                                                                     -----------
 TOTAL INVESTMENTS (COST $19,014,843) 99.6% .........................................                                 20,202,976

 OTHER ASSETS, LESS LIABILITIES .4% .................................................                                     79,913
                                                                                                                     -----------
 TOTAL NET ASSETS 100.0% ............................................................                                $20,282,889
                                                                                                                     -----------


(a) Non-income producing.

(b) See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                        COUNTRY          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 76.0%
   AEROSPACE & DEFENSE 3.2%
   Curtiss Wright Corp., B ..........................................................United States        2,468       $   98,720
   Honeywell International Inc. .....................................................United States       70,000        2,319,800
                                                                                                                      ----------
                                                                                                                       2,418,520
                                                                                                                      ----------

   CHEMICALS 2.7%
   Dow Chemical Co. .................................................................United States       53,000        1,987,500
                                                                                                                      ----------

   COMMUNICATIONS EQUIPMENT 2.2%
   Corning Inc. .....................................................................United States      171,000        1,612,530
                                                                                                                      ----------

   COMPUTERS & PERIPHERALS 5.3%
   International Business Machines Corp. ............................................United States       34,000        3,930,060
                                                                                                                      ----------

   DIVERSIFIED FINANCIALS 2.0%
   Citigroup Inc. ...................................................................United States       31,000        1,484,900
                                                                                                                      ----------

   DIVERSIFIED TELECOMMUNICATION SERVICES 5.5%
   AT&T Corp. .......................................................................United States       92,000        1,609,080
   Verizon Communications ...........................................................United States       53,000        2,491,000
                                                                                                                      ----------
                                                                                                                       4,100,080
                                                                                                                      ----------

   FOOD PRODUCTS 3.3%
   Archer Daniels Midland Co. .......................................................United States      158,550        2,440,085
                                                                                                                      ----------

   HOUSEHOLD PRODUCTS 3.5%
   Procter & Gamble Co. .............................................................United States       34,000        2,633,640
                                                                                                                      ----------

   INDUSTRIAL CONGLOMERATES 5.4%
   General Electric Co. .............................................................United States       40,000        1,540,000
   Tyco International Ltd. ..........................................................United States       43,000        2,528,400
                                                                                                                      ----------
                                                                                                                       4,068,400
                                                                                                                      ----------

   INSURANCE 9.7%
   American International Group Inc. ................................................United States        5,000          412,000
   St. Paul Cos.Inc. ................................................................United States       47,000        2,212,760
   Unitrin Inc. .....................................................................United States       38,000        1,478,200
   XL Capital Ltd., A ...............................................................  Bermuda           34,000        3,161,320
                                                                                                                      ----------
                                                                                                                       7,264,280
                                                                                                                      ----------

(a)MEDIA 1.9%
   Liberty Media Corp., A ...........................................................United States      110,000        1,446,500
                                                                                                                      ----------

(a)MULTILINE RETAIL 2.8%
   Costco Wholesale Corp. ...........................................................United States       51,000        2,084,880
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH & INCOME FUND

                                                                                       COUNTRY           SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   OIL & GAS 10.0%
   BP PLC, ADR........................................................               United Kingdom      76,000      $ 3,356,920
   Exxon Mobil Corp. .................................................               United States      110,000        4,114,000
                                                                                                                      ----------
                                                                                                                       7,470,920
                                                                                                                      ----------

   PHARMACEUTICALS 14.7%
   Eli Lilly & Co. ...................................................               United States       35,000        2,893,450
   Johnson & Johnson..................................................               United States       80,000        4,660,000
   Merck & Co. Inc. ..................................................               United States       50,000        3,387,500
                                                                                                                      ----------
                                                                                                                      10,940,950
                                                                                                                      ----------

   SEMICONDUCTOR EQUIPMENT & PRODUCTS 3.8%

(a)Analog Devices Inc. ...............................................              United States        2,000           85,000
   Intel Corp. .......................................................               United States       85,000        2,776,099
                                                                                                                      ----------
                                                                                                                       2,861,099
                                                                                                                      ----------
   TOTAL COMMON STOCKS (COST $35,111,812).............................                                                56,744,344
                                                                                                                      ----------
   PREFERRED STOCKS (COST $1,802,740) 2.8%
   Electronic Data Systems Corp., 7.625%, cvt. pfd. ..................               United States       36,000        2,069,640
                                                                                                                      ----------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $36,914,553)                                                   58,813,984
                                                                                                                      ----------

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT
                                                                                                         ------
(b)REPURCHASE AGREEMENT (COST $17,246,000) 23.1%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01, (Maturity Value $17,247,509)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies.........................................               United States     $17,246,000    17,246,000
                                                                                                                     -----------
   TOTAL INVESTMENTS (COST $54,160,553) 101.9%........................                                                76,059,984
   OTHER ASSETS, LESS LIABILITIES (1.9%)..............................                                                (1,425,681)
                                                                                                                     -----------
   TOTAL NET ASSETS 100.0%............................................                                               $74,634,303
                                                                                                                     ===========


(a) Non-income producing.

(b) See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                        INDUSTRY         SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 98.5%
   AUSTRALIA 1.1%
                                                                                      Food & Drug
   Woolworths Ltd. ..................................................................  Retailing         87,000       $  502,146
                                                                                                                      ----------

   CANADA 2.9%
                                                                                       Electronic
                                                                                       Equipment
(a)Celestica Inc. ...................................................................& Instruments       30,600        1,294,074
                                                                                                                      ----------

   DENMARK 9.7%
   Danske Bank ......................................................................    Banks           64,000        1,012,829

                                                                                      Commercial
                                                                                       Services &
(a)ISS A/S ..........................................................................  Supplies          17,700          979,854


   Novo Nordisk AS, B ...............................................................Pharmaceuticals     36,900        1,434,363

                                                                                      Electrical
   Vestas Wind Systems AS ...........................................................  Equipment         26,000          866,729
                                                                                                                      ----------
                                                                                                                       4,293,775
                                                                                                                      ----------

   FINLAND 1.4%
                                                                                     Communications
   Nokia Corp., A ...................................................................  Equipment         27,000          631,270
                                                                                                                      ----------

   FRANCE 8.4%
                                                                                     Communications
   Alcatel SA .......................................................................  Equipment         37,700          688,266

                                                                                       Personal
   L'Oreal SA .......................................................................  Products          16,600        1,142,781

   Sanofi Synthelabo SA .............................................................Pharmaceuticals     18,500        1,282,696

                                                                                     Semiconductor
                                                                                      Equipment &
   STMicroelectronics NV ............................................................  Products          18,000          611,115
                                                                                                                      ----------
                                                                                                                       3,724,858
                                                                                                                      ----------

   GERMANY 9.2%
   Bayerische Motoren Werke AG ...................................................... Automobiles        35,600        1,148,057

                                                                                      Diversified
   MLP AG ........................................................................... Financials         16,500        1,211,278

   Schering AG ......................................................................Pharmaceuticals     32,200        1,742,223
                                                                                                                      ----------
                                                                                                                       4,101,558
                                                                                                                      ----------

   HONG KONG 4.5%
   Cheung Kong Holdings Ltd. ........................................................ Real Estate        70,000          677,664

   Denway Motors Ltd. ............................................................... Automobiles     1,196,000          360,386

                                                                                      Electric
   Hong Kong Electric Holdings Ltd. ................................................. Utilities         116,500          426,483

   Li & Fung Ltd. ...................................................................Distributors       464,000          517,615
                                                                                                                      ----------
                                                                                                                       1,982,148
                                                                                                                      ----------

   IRISH REPUBLIC 2.3%
   Allied Irish Banks PLC ...........................................................   Banks            97,600        1,026,429
                                                                                                                      ----------

   ITALY 8.5%
   Arnoldo Mondadori Editore SpA ....................................................   Media            82,600          530,530
   Eni SpA .......................................................................... Oil & Gas          92,400        1,086,795
                                                                                     Diversified
   Mediolanum SpA ................................................................... Financials        127,400        1,144,673

                                                                                       Energy
                                                                                      Equipment
   Saipem SpA ....................................................................... & Services        220,900          993,368
                                                                                                                      ----------
                                                                                                                       3,755,366
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND

                                                                                        INDUSTRY         SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   JAPAN 15.9%
                                                                                        Office
   Canon Inc. ....................................................................... Electronics        16,000       $  541,471

   Fanuc Ltd. .......................................................................  Machinery         14,500          682,519

                                                                                       Household
   KAO Corp. ........................................................................  Products          48,000        1,024,509

                                                                                      Computers &
   NEC Corp. ........................................................................ Peripherals        49,000          497,874

                                                                                      Diversified
(a)Nomura Holdings Inc. ............................................................. Financials         70,000          971,433

                                                                                       Wireless
                                                                                     Telecommunication
   NTT DoCoMo Inc. ..................................................................  Services              29          378,916

                                                                                       Household
   Pioneer Corp. ....................................................................  Durables          30,000          723,097

   Shin-Etsu Chemical Co. Ltd. ......................................................  Chemicals         18,000          680,734
   SMC Corp. ........................................................................  Machinery          5,500          555,713
   Tokio Marine & Fire Insurance Co. Ltd. ...........................................  Insurance         56,000          443,110

                                                                                     Air Freight &
   Yamato Transport Co. Ltd. ........................................................  Couriers          29,000          551,899
                                                                                                                      ----------
                                                                                                                       7,051,275
                                                                                                                      ----------

   NETHERLANDS 5.3%
                                                                                      Diversified
   ING Groep NV ..................................................................... Financials         54,000        1,412,497

   Royal Dutch Petroleum Co. ........................................................ Oil & Gas          19,000          919,090
                                                                                                                      ----------
                                                                                                                       2,331,587
                                                                                                                      ----------

   SPAIN .9%
                                                                                      Specialty
(a)Inditex ..........................................................................   Retail           19,750          381,087
                                                                                                                      ----------

   SWITZERLAND 3.7%
   Novartis AG ......................................................................Pharmaceuticals     30,000        1,056,673
   Serono SA, B .....................................................................Biotechnology          720          596,709
                                                                                                                      ----------
                                                                                                                       1,653,382
                                                                                                                      ----------

   TAIWAN .3%
                                                                                     Semiconductor
                                                                                      Equipment &
(a)United Microelectronics Corp., ADR ...............................................  Products          18,860          146,919
                                                                                                                      ----------


   UNITED KINGDOM 24.4%
                                                                                     Diversified
   Amvescap PLC ..................................................................... Financials         85,000        1,211,463

   BP PLC ...........................................................................  Oil & Gas        118,400          874,967

                                                                                       Hotels
                                                                                     Restaurants
   Compass Group PLC ................................................................ & Leisure         150,000        1,074,283

   Diageo PLC ....................................................................... Beverages          53,500          571,882

                                                                                      Air Freight
   Exel PLC ......................................................................... & Couriers         64,000          729,728

   Lloyds TSB Group PLC .............................................................   Banks           109,100        1,122,673

                                                                                       Household
   Reckitt Benckiser PLC ............................................................  Products          13,100          172,331

   Reed International PLC ...........................................................   Media           104,000          874,534

   Royal Bank of Scotland Group PLC .................................................   Banks            45,000        1,042,215

(a)Telewest Communications PLC ......................................................   Media           397,100          365,049

                                                                                      Food & Drug
   Tesco PLC ........................................................................  Retailing        420,000        1,439,646

                                                                                      Wireless
                                                                                     Telecommunication
   Vodafone Group PLC ............................................................... Services          350,000          897,905

                                                                                      Food & Drug
   William Morrison Supermarkets PLC ................................................  Retailing        170,000          482,162
                                                                                                                      ----------
                                                                                                                      10,858,838
                                                                                                                      ----------
 TOTAL COMMON STOCKS (COST $45,746,723) .............................................                                 43,734,712
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND

                                                                                       PRINCIPAL
                                                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENT (COST $4,369,000) 9.8%
   J.P. Morgan Chase & Co. Inc., 1.05%, 12/03/01, (Maturity Value $4,369,382)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................   $4,369,000    $ 4,369,000
                                                                                                      -----------
 TOTAL INVESTMENTS (COST $50,115,723) 108.3% ........................................                  48,103,712
 OTHER ASSETS LESS LIABILITIES (8.7)% ...............................................                  (3,888,236)
 NET EQUITY IN FORWARD CONTRACTS .4% ................................................                     189,522
                                                                                                      -----------
 TOTAL NET ASSETS 100.0% ............................................................                 $44,404,998
                                                                                                      ===========


(a)Non-income producing.

(b)See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 90.8%

(a)AEROSPACE & DEFENSE 1.4%
   Titan Corp. ......................................................................United States       53,400      $ 1,394,808
                                                                                                                     -----------

   BANKS 2.8%
   City National Corp. ..............................................................United States       32,300        1,406,665
   Westamerica Bancorp. .............................................................United States       33,600        1,310,064
                                                                                                                     -----------
                                                                                                                       2,716,729
                                                                                                                     -----------

(a)BIOTECHNOLOGY 6.5%
   Cell Genesys Inc. ................................................................United States       49,300        1,126,998
   Charles River Laboratories International Inc. ....................................United States       24,400          808,860
   Dyax Corp. .......................................................................United States       49,600          584,288
   Emisphere Technologies Inc. ......................................................United States       52,300        1,490,550
   ImmunoGen Inc. ...................................................................United States       59,000          971,730
   Xoma Ltd. ........................................................................United States      152,400        1,313,688
                                                                                                                     -----------
                                                                                                                       6,296,114
                                                                                                                     -----------

   CHEMICALS 3.4%
(a)Ionics Inc. ......................................................................United States       30,900          838,935
   Minerals Technologies Inc. .......................................................United States       31,500        1,408,050
   OM Group Inc. ....................................................................United States       17,300        1,050,975
                                                                                                                     -----------
                                                                                                                       3,297,960
                                                                                                                     -----------

   COMMERCIAL SERVICES & SUPPLIES 7.4%
(a)Barra Inc. .......................................................................United States       19,000          887,110
(a)Charles River Associates Inc. ....................................................United States       39,500          793,555
   Education Management Corp. .......................................................United States       41,200        1,516,160
(a)FreeMarkets Inc. .................................................................United States       65,300        1,289,675
(a)Perot Systems Corp., A ...........................................................United States       55,300        1,014,755
(a)Webex Communications Inc. ........................................................United States       53,300        1,711,463
                                                                                                                     -----------
                                                                                                                       7,212,718
                                                                                                                     -----------

(a)COMMUNICATIONS EQUIPMENT 2.5%
   Harmonic Inc. ....................................................................United States       97,200        1,182,924
   Sycamore Networks Inc. ...........................................................United States      243,000        1,273,320
                                                                                                                     -----------
                                                                                                                       2,456,244
                                                                                                                     -----------

   CONTAINERS & PACKAGING 2.4%
   AptarGroup Inc. ..................................................................United States       15,200          498,560
(a)Mobile Mini Inc. .................................................................United States       56,300        1,801,037
                                                                                                                     -----------
                                                                                                                       2,299,597
                                                                                                                     -----------

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
(a)DISTRIBUTORS 1.9%
   Brightpoint Inc. .................................................................United States      253,900       $  812,480
   SCP Pool Corp. ...................................................................United States       38,400          991,104
                                                                                                                     -----------
                                                                                                                       1,803,584
                                                                                                                     -----------

   DIVERSIFIED FINANCIALS 2.2%
(a)Investment Technology Group Inc. .................................................United States       21,500        1,236,250
   Raymond James Financial Inc. .....................................................United States       29,000          936,700
                                                                                                                     -----------
                                                                                                                       2,172,950
                                                                                                                     -----------

(a)DIVERSIFIED TELECOMMUNICATION SERVICES 1.3%
   Allegiance Telecom Inc. ..........................................................United States      156,400        1,252,764
                                                                                                                     -----------

(a)ELECTRICAL EQUIPMENT .6%
   AstroPower Inc. ..................................................................United States       16,900          616,850
                                                                                                                     -----------

(a)ELECTRONIC EQUIPMENT & INSTRUMENTS 4.2%
   FuelCell Energy Inc. .............................................................United States       51,400          808,008
   Integrated Circuit Systems Inc. ..................................................United States      101,000        1,890,821
   Power Integrations Inc. ..........................................................United States       61,500        1,396,050
                                                                                                                     -----------
                                                                                                                       4,094,879
                                                                                                                     -----------

(a)ENERGY EQUIPMENT & SERVICES 1.0%
   Universal Compression Holdings Inc. ..............................................United States       36,500          982,215
                                                                                                                     -----------
   FOOD & DRUG RETAILING 3.5%
   Duane Reade Inc. .................................................................United States       13,900          458,005
(a)United Natural Foods Inc. ........................................................United States       74,100        1,667,991
(a)Whole Foods Market Inc. ..........................................................United States       30,700        1,317,337
                                                                                                                     -----------
                                                                                                                       3,443,333
                                                                                                                     -----------

   FOOD PRODUCTS 1.0%
   Dreyer's Grand Ice Cream Inc. ....................................................United States       29,100        1,018,209
                                                                                                                     -----------

(a)HEALTH CARE EQUIPMENT & SUPPLIES 3.0%
   Atrix Laboratories Inc. ..........................................................United States       56,800        1,420,000
   SonoSite Inc. ....................................................................United States       61,500        1,515,975
                                                                                                                     -----------
                                                                                                                       2,935,975
                                                                                                                     -----------

   HEALTH CARE PROVIDERS & SERVICES 10.3%
(a)Accredo Health Inc. ..............................................................United States       22,600          835,296
(a)Apria Healthcare Group Inc. ......................................................United States       34,200          822,852
(a)Beverly Enterprises Inc. .........................................................United States      167,900        1,527,890
(a)Coventry Health Care Inc. ........................................................United States       63,800        1,338,524
   First Health Group Corp. .........................................................United States       19,300          464,165
(a)Priority Healthcare Corp., B .....................................................United States       67,200        2,219,548
(a)Renal Care Group Inc. ............................................................United States       61,000        1,955,660
(a)Sunrise Assisted Living Inc. .....................................................United States       34,000          935,000
                                                                                                                     -----------
                                                                                                                      10,098,935
                                                                                                                     -----------

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
(a)HOTELS RESTAURANTS & LEISURE 2.6%
   Argosy Gaming Co. ................................................................United States       46,700      $ 1,531,760
   Choice Hotels International Inc. .................................................United States       52,100          956,035
                                                                                                                     -----------
                                                                                                                       2,487,795
                                                                                                                     -----------

   HOUSEHOLD DURABLES 1.6%
   La-Z-Boy Inc. ....................................................................United States       75,700        1,589,700
                                                                                                                     -----------

   INSURANCE 4.4%
(a)ChoicePoint Inc. .................................................................United States       30,100        1,417,710
   Markel Corp. .....................................................................United States        2,300          421,521
   Radian Group Inc. ................................................................United States       24,800          949,840
   Renaissance Holdings Ltd. ........................................................   Bermuda          15,400        1,521,674
                                                                                                                     -----------
                                                                                                                       4,310,745
                                                                                                                     -----------

(a)INTERNET & CATALOG RETAIL 1.2%
   1-800-Flowers.com Inc. ...........................................................United States       22,243          321,635
   School Specialty Inc. ............................................................United States       33,500          842,525
                                                                                                                     -----------
                                                                                                                       1,164,160
                                                                                                                     -----------

(a)IT CONSULTING & SERVICES 1.0%
   Tier Technologies Inc., B ........................................................United States       57,200          989,560
                                                                                                                     -----------

(a)LEISURE EQUIPMENT & PRODUCTS 1.5%
   Take-Two Interactive Software Inc. ...............................................United States      104,100        1,451,154
                                                                                                                     -----------

(a)OIL & GAS 1.2%
   Spinnaker Exploration Co. ........................................................United States       28,900        1,198,483
                                                                                                                     -----------

(a)PERSONAL PRODUCTS .7%
   NBTY Inc. ........................................................................United States       58,800          683,256
                                                                                                                     -----------

   PHARMACEUTICALS 1.5%
(a)Cell Therapeutics Inc. ...........................................................United States       52,500        1,436,400
                                                                                                                     -----------

   REAL ESTATE 1.1%
   Ventas Inc. ......................................................................United States       87,300        1,065,060
                                                                                                                     -----------

(a)SEMICONDUCTOR EQUIPMENT & PRODUCTS 8.1%
   ATMI Inc. ........................................................................United States       65,700        1,484,820
   Brooks Automation Inc. ...........................................................United States       32,200        1,183,350
   Cirrus Logic Inc. ................................................................United States       73,000          971,630
   Exar Corp. .......................................................................United States       42,300          837,540
   Oak Technology Inc. ..............................................................United States      162,000        1,885,680
   Photon Dynamics Inc. .............................................................United States       41,200        1,612,156
                                                                                                                     -----------
                                                                                                                       7,975,176
                                                                                                                     -----------

   SOFTWARE 6.9%
(a)Documentum Inc. ..................................................................United States       70,800        1,338,120
(a)Manugistics Group Inc. ...........................................................United States      143,800        1,696,840
(a)Netiq Corp. ......................................................................United States       19,000          642,390

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   SOFTWARE (continued)
   Precise Software Solutions Ltd. ..................................................    Israel          51,200       $  990,720
(a)Secure Computing Corp. ...........................................................United States       95,500        2,076,170
                                                                                                                     -----------
                                                                                                                       6,744,240
                                                                                                                     -----------

(a)SPECIALTY RETAIL .8%
   Genesco Inc. .....................................................................United States       41,600          798,720
                                                                                                                     -----------

   WATER UTILITIES 1.4%
   Philadelphia Suburban Corp. ......................................................United States       44,800        1,342,656
                                                                                                                     -----------

(a)WIRELESS TELECOMMUNICATION SERVICES 1.4%
   Airgate PCS Inc. .................................................................United States       25,100        1,317,750
                                                                                                                     -----------

   TOTAL COMMON STOCKS (COST $82,224,231) ...........................................                                 88,648,719
                                                                                                                     -----------

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT
                                                                                                       ------
(b)REPURCHASE AGREEMENT (COST $10,005,000) 10.2%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01 (Maturity Value $10,005,875)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................                $10,005,000         10,005,000
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $92,229,231) 101.0% ......................................                                    98,653,719
   OTHER ASSETS, LESS LIABILITIES (1.0)% ............................................                                      (993,472)
                                                                                                                        ------------
   TOTAL NET ASSETS 100.0% ..........................................................                                   $97,660,247
                                                                                                                        ============

(a)Non-income producing.

(b)At November 30, 2001, all repurchase agreements held by the fund had been entered into on that date.

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 93.0%

 BELGIUM 2.0%
 Omega Pharma SA .....................................    Health Care Equipment & Supplies      6,955   $  289,085
                                                                                                        ----------
 DENMARK 5.2%
(a)Coloplast AS ......................................    Health Care Equipment & Supplies      4,970      328,965
 Group 4 Falck AS ....................................     Commercial Services & Supplies       2,350      285,640
 TK Development AS ...................................               Real Estate                6,440      139,505
                                                                                                        ----------
                                                                                                           754,110
                                                                                                        ----------
 FINLAND 7.7%
 Hartwall OYJ, A .....................................                Beverages                 9,720      204,619
 Instrumentarium Corp. ...............................    Health Care Equipment & Supplies      7,315      307,325
 Uponor OYJ ..........................................            Building Products            19,270      315,896
(a)Vaisala OYJ, A ....................................   Electronic Equipment & Instruments    11,350      292,311
                                                                                                        ----------
                                                                                                         1,120,151
                                                                                                        ----------
 FRANCE 12.3%
(a)April Group .......................................                  Banks                  16,350      255,578
(a)Beneteau ..........................................      Leisure Equipment & Products        1,800      135,203
 Brioche Pasquier SA .................................              Food Products               2,140      132,657
 Elior ...............................................      Hotels Restaurants & Leisure       18,050      134,851
(a)Marionnaud Parfumaries ............................            Specialty Retail              6,996      305,768
(a)Medidep SA ........................................    Health Care Providers & Services      7,600      121,184
(a)Neopost SA ........................................     Commercial Services & Supplies      10,530      321,186
 Penauille Polyservices ..............................     Commercial Services & Supplies       5,060      158,873
 Royal Canin SA ......................................              Food Products               1,725      206,910
                                                                                                        ----------
                                                                                                         1,772,210
                                                                                                        ----------
 GERMANY 7.0%
 FJA AG ..............................................                Software                  3,005      135,563
 Puma AG .............................................            Specialty Retail              9,420      238,048
 Stada Arzneimittel AG ...............................             Pharmaceuticals              4,545      145,349
(a)Techem AG .........................................     Commercial Services & Supplies      10,030      226,958
(a)Wedeco AG Water Technology ........................             Water Utilities              8,379      268,711
                                                                                                        ----------
                                                                                                         1,014,629
                                                                                                        ----------
 IRISH REPUBLIC 4.6%
 Anglo Irish Bank Corp. PLC ..........................                  Banks                  46,295      174,178
 IFG Group PLC .......................................                  Banks                  85,700      237,987
 Kingspan Group PLC ..................................       Construction & Engineering        87,610      249,570
                                                                                                        ----------
                                                                                                           661,735
                                                                                                        ----------

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (continued)

 ITALY 8.9%
 Arnoldo Mondadori Editore SpA .......................                  Media                  34,500   $  221,589
(a)Bayerische Vita SA ................................                Insurance                32,667      216,254
 Credito Emiliano SpA ................................                  Banks                  29,220      141,346
(a)Ferritti SpA ......................................      Leisure Equipment & Products       89,600      292,160
(a)Permasteelisa SpA .................................       Construction & Engineering        10,595      142,365
 Recordati SpA .......................................             Pharmaceuticals             15,000      282,177
                                                                                                        ----------
                                                                                                         1,295,891
                                                                                                        ----------
(a)NETHERLANDS 1.6%
 Qiagen NV ...........................................              Biotechnology              11,355      225,814
                                                                                                        ----------
 NORWAY 3.3%
(a)Tandberg ASA ......................................   Electronic Equipment & Instruments    14,030      287,635
 Tomra Systems ASA ...................................                Machinery                18,025      191,837
                                                                                                        ----------
                                                                                                           479,472
                                                                                                        ----------
 SPAIN 5.1%
 Azkoyen SA ..........................................                Machinery                29,850      264,722
(a)Baron De Ley SA ...................................                Beverages                 7,900      179,751
(a)Grupo Auxiliar Metalurgico SA (GAMESA) ............   Semiconductor Equipment & Products     9,750      155,466
 Zardoya Otis SA .....................................                Machinery                15,015      141,230
                                                                                                        ----------
                                                                                                           741,169
                                                                                                        ----------
 SWEDEN 8.9%
(a)Capio AB ..........................................    Health Care Providers & Services     36,550      232,977
 Eniro AB ............................................     Commercial Services & Supplies      37,630      278,662
(a)Karo Bio AB .......................................     Commercial Services & Supplies       5,995      194,720
(a)Modern Times Group AB .............................                  Media                  11,750      253,328
(a)Perbio Science AB .................................             Pharmaceuticals             10,370      151,642
(a)Q-Med AB ..........................................    Health Care Equipment & Supplies     11,200      178,478
                                                                                                        ----------
                                                                                                         1,289,807
                                                                                                        ----------
 SWITZERLAND 4.4%
 Kaba Holding AG .....................................          Electrical Equipment              525      124,452
(a)Logitech International SA .........................         Computers & Peripherals          8,300      290,829
 Tecan Group AG ......................................    Health Care Equipment & Supplies      3,700      223,218
                                                                                                        ----------
                                                                                                           638,499
                                                                                                        ----------
 UNITED KINGDOM 22.0%
 Aberdeen Asset Management PLC .......................         Diversified Financials          42,900      231,426
 Aggreko PLC .........................................     Commercial Services & Supplies      45,020      228,427
 Amey PLC ............................................     Commercial Services & Supplies      48,370      264,382
(a)Fitness First PLC .................................     Commercial Services & Supplies      31,830      181,463
 HIT Entertainment PLC ...............................                  Media                  53,255      259,584
 Luminar PLC .........................................      Hotels Restaurants & Leisure       21,950      278,430
 Marlborough Stirling PLC ............................                Software                103,155      281,914

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (continued)


 UNITED KINGDOM (continued)
 Nestor Healthcare Group PLC .........................     Commercial Services & Supplies      37,820   $  307,247
 RM PLC ..............................................                Software                 34,603      118,364
 RPS Group PLC .......................................     Commercial Services & Supplies     135,245      291,065
 Spectris PLC ........................................          Electrical Equipment           39,500      270,227
 Taylor & Francis Group PLC ..........................                  Media                  19,530      160,609
 Torex PLC ...........................................         Diversified Financials          30,775      321,508
                                                                                                        ----------
                                                                                                         3,194,646
                                                                                                        ----------
 TOTAL COMMON STOCKS (COST $14,455,654)                                                                 13,477,218
                                                                                                        ----------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                            ------
 SHORT TERM INVESTMENTS (COST $147,000) 1.0%
 General Electric Capital Corp. Master NT ............                                     $  147,000      147,000
                                                                                                        ----------
(b)REPURCHASE AGREEMENT (COST $389,000) 2.7%
 J.P. Morgan Chase & Co., 1.05%, 12/03/01 (Maturity
 Value $389,034) Collateralized by U.S. Treasury
 Bills, Notes and Bonds, and U.S. Government Agencies.                                        389,000      389,000
                                                                                                        ----------
 TOTAL INVESTMENTS (COST $14,991,654) 96.7% ..........                                                  14,013,218
 OTHER ASSETS, LESS LIABILITIES 3.3% .................                                                     481,610
                                                                                                        ----------
 TOTAL NET ASSETS 100.0% .............................                                                 $14,494,828
                                                                                                        ==========

(a)  Non-income producing.

(b)  See note 1(d) regarding repurchase agreements.


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATION (COST $1,858,591) 1.5%


 DLJ Mortgage Acceptance Corp., 6.75%, 6/19/28 ....................................   $ 1,883,000  $  1,932,758
                                                                                                   ------------
 CORPORATE BONDS 39.0%
 AEROSPACE & DEFENSE 1.1%
(a)Northrop Grumman Corp., 7.75%, 2/15/31 .........................................     1,265,000     1,369,651
                                                                                                   ------------
 AIRLINES 1.8%
 United Air Lines Inc., 00-2, 7.186%, 4/01/11 .....................................     2,465,000     2,241,683
                                                                                                   ------------
 BANKS 1.7%
 Standard Chartered Bank, 144A, 8.00%, 5/30/31 ....................................     2,125,000     2,206,715
                                                                                                   ------------
 COMMERCIAL SERVICES & SUPPLIES 6.2%
 Fideicomiso Petacalco Trust, 144A, 10.16%, 12/23/09 ..............................       340,000       371,450
 MMCA Auto Owner Trust, -1, A2, 5.149%, 8/15/03 ...................................     3,000,000     3,001,897
 PSE & G Transition Funding LLC, 6.45%, 3/15/13 ...................................     2,400,000     2,522,990
 Waste Management Inc., 6.50%, 11/15/08 ...........................................     1,900,000     1,903,977
                                                                                                   ------------
                                                                                                      7,800,314
                                                                                                   ------------
 COMMUNICATIONS EQUIPMENT .4%
 Nextel Communications, 9.50%, 2/01/11 ............................................       675,000       551,813
                                                                                                   ------------
 DIVERSIFIED FINANCIALS 13.2%
 Citigroup Inc., sub. note, 7.25%, 10/01/10 .......................................     1,000,000     1,088,584
 General Electric Capital Corp., MTNA, 2.661%, 3/24/03 ............................     2,360,000     2,360,581
 Household Finance Corp., 6.375%, 10/15/11 ........................................     3,250,000     3,274,973
 LB Commercial Mortgage Trust, -C3, A1, 6.058%, 6/15/20 ...........................     4,557,000     4,700,907
 Morgan Stanley Capital I, WF1, A1, 6.83%, 7/15/29 ................................     2,200,931     2,315,241
 National Rural Utility Finance, 6.00%, 5/15/06 ...................................     1,000,000     1,039,340
 Sprint Capital Corp., 7.625%, 1/30/11 ............................................     1,830,000     1,920,768
                                                                                                   ------------
                                                                                                     16,700,394
                                                                                                   ------------
 DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
 CSC Holdings Inc., 8.125%, 7/15/09 ...............................................       365,000       380,545
 Pinnacle Partners, senior note, 144A, 8.83%, 8/15/04 .............................     2,090,000     2,162,065
 Verizon New England Inc., 6.50%, 9/15/11 .........................................     1,000,000     1,034,610
 Worldcom Inc., 8.25%, 5/15/31 ....................................................       700,000       719,941
                                                                                                   ------------
                                                                                                      4,297,161
                                                                                                   ------------
 ELECTRIC UTILITIES 1.5%
 Calpine Corp., senior note, 8.50%, 2/15/11 .......................................       550,000       548,539
 East Coast Power LLC, 6.737%, 3/31/08 ............................................       138,267       143,093
 TXU Corp., J, 6.375%, 6/15/06 ....................................................     1,230,000     1,255,200
                                                                                                   ------------
                                                                                                      1,946,832
                                                                                                   ------------

FIDUCIARY TRUST INTERNATIONAL
BOND FUND


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS (continued)

 ENERGY EQUIPMENT & SERVICES 3.0%
 El Paso Energy Partners LP, senior note, MTN, 7.80%, 8/01/31 .....................   $ 1,300,000  $  1,285,223
 PSEG Energy Holdings, senior note, 10.00%, 10/01/09 ..............................     1,075,000     1,161,975
 PSEG Energy Holdings, senior note, 9.125%, 2/10/04 ...............................     1,250,000     1,324,211
                                                                                                   ------------
                                                                                                      3,771,409
                                                                                                   ------------
 GAS UTILITIES 1.4%
(+)Marlin Water Trust II/ Capital II, senior note, 144A, 6.31%, 7/15/03 ...........     2,600,000       338,234
 WCG Note Trust / Note Corp., 144A, 8.25%, 3/15/04 ................................     1,350,000     1,383,134
                                                                                                   ------------
                                                                                                      1,721,368
                                                                                                   ------------
 HEALTH CARE PROVIDERS & SERVICES .5%
(a)Healthsouth Corp., senior note, 8.50%, 2/01/08 .................................       580,000       616,250
                                                                                                   ------------
 INDUSTRIAL CONGLOMERATES 1.0%
 Tyco International Group, 6.375%, 10/15/11 .......................................     1,250,000     1,256,990
                                                                                                   ------------
 INSURANCE 2.5%
 AIG SunAmerica Financing VIII, 144A, 2.216%, 11/15/04 ............................     3,100,000     3,100,617
                                                                                                   ------------
 WIRELESS TELECOMMUNICATION SERVICES 1.3%
 Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 .......................     1,500,000     1,706,250
                                                                                                   ------------
 TOTAL CORPORATE BONDS (COST $50,663,142) .........................................                  49,287,447
                                                                                                   ------------
 MORTGAGE BACKED SECURITIES 32.3%
 Federal Home Loan Mortgage Corp., 5.50%, 7/15/06 .................................     4,370,000     4,554,917
 Federal Home Loan Mortgage Corp., 5.75%, 4/15/08 .................................       320,000       334,661
 Federal Home Loan Mortgage Corp., 5.625%, 3/15/11 ................................     3,200,000     3,250,291
 Federal National Mortgage Association, 12/01/99 ..................................    10,490,000    10,621,125
 Federal National Mortgage Association, 7.50%, 12/01/30 ...........................     7,865,000     8,174,684
 Federal National Mortgage Association, 6.00%, 5/15/11 ............................     2,720,000     2,831,626
 Federal National Mortgage Association, 6.50%, 12/01/29 ...........................     6,467,000     6,646,847
 Government National Mortgage Association, SF, 7.00%, 12/01/29 ....................     4,265,000     4,396,951
                                                                                                   ------------
 TOTAL MORTGAGE BACKED SECURITIES (COST $40,818,905)...............................                  40,811,102
                                                                                                   ------------
 U.S. TREASURY SECURITIES 24.8%
 U.S. Treasury Bond, 7.25%, 8/15/22 ...............................................     4,850,000     5,851,831
 U.S. Treasury Note, 5.00%, 8/15/11 ...............................................       775,000       790,258
 U.S. Treasury Note, 7.25%, 5/15/04 ...............................................     2,865,000     3,141,541
 U.S. Treasury Note, 6.75%, 5/15/05 ...............................................     6,000,000     6,590,160
 U.S. Treasury Note, 7.00%, 7/15/06 ...............................................     8,575,000     9,626,449
 U.S. Treasury Note, 6.50%, 2/15/10 ...............................................     4,675,000     5,240,932
                                                                                                   ------------
 TOTAL U.S. TREASURY SECURITIES (COST $30,698,115).................................                  31,241,171
                                                                                                   ------------

                                                                                         SHARES
                                                                                         ------
 PREFERRED STOCKS (COST $1,989,000) 1.8%
 Centaur Funding Corp., 9.08%, pfd., 144A .........................................         1,989     2,237,625
                                                                                                   ------------

FIDUCIARY TRUST INTERNATIONAL
BOND FUND


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 22.1%

 Federal Farm Credit Bank, 12/18/01 ...............................................    $  653,000  $    652,393
 Federal Home Loan Bank, 12/03/01 .................................................     1,888,000     1,887,795
 Federal Home Loan Bank, 12/06/01 .................................................    18,275,000    18,269,924
 Federal Home Loan Mortgage Corp., 12/03/01 .......................................     7,050,000     7,049,221
                                                                                                   ------------
 TOTAL SHORT TERM INVESTMENTS (COST $27,859,332) ..................................                  27,859,333
                                                                                                   ------------
 TOTAL INVESTMENTS (COST $153,887,085) 121.5% .....................................                 153,369,436
 OTHER ASSETS, LESS LIABILITIES (21.5)% ...........................................                 (27,143,400)
                                                                                                   ------------
 TOTAL NET ASSETS 100.0% ..........................................................                $126,226,036
                                                                                                   ============


(a)  See note 7 regarding restricted securities.

+    Represents defaulted bonds.


See notes to financial statements.

STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS 93.1%

 ALABAMA 1.2%
 Alabama State GO, Series A, 4.50%, 6/01/04 ...............................................   AA/Aa3      $1,030,000    $ 1,071,406
                                                                                                                        -----------
 COLORADO 2.6%
 Colorado Water Resource Power Development Authority Clean Water Revenue, Series A,
   5.50%, 9/01/09 .........................................................................   AAA/Aaa      1,250,000      1,368,175
 Denver City and County School District No. 1 COP, Denver School Facilities Leasing
  Corp.,
   AMBAC Insured, 5.50%, 12/15/08 .........................................................   AAA/Aaa      1,000,000      1,065,740
                                                                                                                        -----------
                                                                                                                          2,433,915
                                                                                                                        -----------
 GEORGIA 5.4%
 Fulton County School District GO, Refunding, 6.375%, 5/01/12 .............................   AA/Aa2       2,500,000      2,919,275
 Georgia State GO, Series A, 6.25%, 4/01/11 ...............................................   AAA/Aaa      1,800,000      2,077,182
(+)Houston County Development Authority MFHR, Emerald Coast Housing, Series A,
     6.40%, 8/01/06 .......................................................................     NR           160,000          8,800
     6.85%, 8/01/18 .......................................................................     NR           390,000         21,450
                                                                                                                        -----------
                                                                                                                          5,026,707
                                                                                                                        -----------
 ILLINOIS 2.6%
 Elgin GO, Corp. Purpose, 6.00%, 1/01/13 ..................................................   AA/Aa2       1,000,000      1,101,050
 Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ......   AAA/Aaa      1,000,000      1,262,380
                                                                                                                        -----------
                                                                                                                          2,363,430
                                                                                                                        -----------
 INDIANA 2.7%
 Indiana Bond Bank Revenue, State Revolving Fund Program, Series A, 5.50%, 8/01/04 ........   AAA/NR       1,000,000      1,065,880
 Purdue University of Indiana University Revenue, Student Fee, Series Q,
   5.375%, 7/01/07 ........................................................................   AA/Aa2       1,355,000      1,462,519
                                                                                                                        -----------
                                                                                                                          2,528,399
                                                                                                                        -----------
 IOWA 1.2%
 Iowa Finance Authority Hospital Facility Revenue, 6.25%, 2/15/04 .........................    NR/A1       1,005,000      1,063,069
                                                                                                                        -----------
 KANSAS 1.2%
 Kansas State Department of Transportation and Highway Revenue, Refunding,
   5.50%, 9/01/06 .........................................................................   AA+/Aa2      1,000,000      1,086,590
                                                                                                                        -----------
 MAINE .6%
 Maine State Housing Authority Mortgage Purchase Revenue, Refunding, Series D-1,
   5.05%, 11/15/16 ........................................................................   AA+/Aa2        525,000        530,969
                                                                                                                        -----------
 MASSACHUSETTS 4.2%
 Massachusetts State GO,
     Consolidated Loan, Refunding, Series B, 5.25%, 5/01/09 ...............................   AA-/Aa2      1,750,000      1,880,463
     Refunding, Series A, 5.25%, 1/01/07 ..................................................   AA-/Aa2      1,850,000      1,979,556
                                                                                                                        -----------
                                                                                                                          3,860,019
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)


 MICHIGAN 10.7%
 Detroit Water Supply System Revenue, Refunding, Series B, MBIA Insured,
   5.30%, 7/01/09 .........................................................................   AAA/Aaa     $1,000,000    $ 1,075,840
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System,
   Series A, MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 ..................................   AAA/Aaa      2,500,000      2,747,150
 Michigan State Building Authority Revenue, Facilities Program, Series II,
   5.50%, 10/15/06 ........................................................................   AA+/Aa1      3,000,000      3,264,540
 Michigan State GO, Environmental Protections Program, 6.25%, 11/01/12 ....................   AAA/Aaa      1,000,000      1,159,850
 Rochester Community School District GO, Refunding, Series I, 5.50%, 5/01/08 ..............   AAA/Aaa      1,560,000      1,697,249
                                                                                                                        -----------
                                                                                                                          9,944,629
                                                                                                                        -----------
 MINNESOTA 4.1%
 Minnesota State HFA, SFMR, Series C, 4.85%, 1/01/24 ......................................   AA+/Aa1      2,395,000      2,436,098
 University of Minnesota Revenue, Refunding, Series A, 5.75%, 7/01/13 .....................   AA/Aa2       1,250,000      1,392,813
                                                                                                                        -----------
                                                                                                                          3,828,911
                                                                                                                        -----------
 MISSISSIPPI 2.4%
 Mississippi State GO, Refunding, 5.75%, 12/01/12 .........................................   AA/Aa3       2,000,000      2,238,140
                                                                                                                        -----------
 MISSOURI 3.2%
 Missouri State Highways and Transportation Commission Road Revenue, Series A,
   5.50%, 2/01/10 .........................................................................   AA/Aa2       2,750,000      3,005,833
                                                                                                                        -----------
 NEVADA 2.7%
 Nevada State Highway Improvement Revenue, Motor Vehicle Fuel Tax, Series A,
   5.00%, 12/01/06 ........................................................................   AA/Aa3       2,320,000      2,477,899
                                                                                                                        -----------
 NEW MEXICO 1.2%
 New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
   6.00%, 6/15/13 .........................................................................   AA+/Aa2      1,000,000      1,121,950
                                                                                                                        -----------
 NEW YORK 10.3%
 MTA New York Dedicated Tax Fund Revenue, Series A, MBIA Insured, 6.25%, 4/01/11 ..........   AAA/Aaa      1,280,000      1,474,970
 New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
     AMBAC Insured, 5.50%, 4/01/06 ........................................................   AAA/Aaa      1,000,000      1,064,630
     FSA Insured, 6.00%, 4/01/14 ..........................................................   AAA/Aaa      1,420,000      1,602,271
 New York State Urban Development Corp. Revenue, senior lien, Corporate Purpose,
   5.50%, 7/01/05 .........................................................................   AAA/Aaa        400,000        431,416
 Onondaga County GO, 5.875%, 2/15/12 ......................................................   AA+/Aa2      1,000,000      1,125,440
 Triborough Bridge and Tunnel Authority Revenue, General Purpose, Refunding,
     Series X, 6.625%, 1/01/12 ............................................................   AA-/Aa3      1,800,000      2,124,126
     Series Y, 5.90%, 1/01/07 .............................................................   AA-/Aa4        500,000        549,560
     Series Y, 6.00%, 1/01/12 .............................................................   AA-/Aa5      1,000,000      1,129,590
                                                                                                                        -----------
                                                                                                                          9,502,003
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)

 OHIO 5.3%
 Columbus Water System Revenue, Refunding, 5.00%, 11/01/05 ................................   AA/Aa2      $2,135,000    $ 2,275,056
 Ohio State GO, Highway Capital Improvement, Series C, 4.75%, 5/01/04 .....................   AAA/Aa1      1,500,000      1,569,195
 Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded,
   5.50%, 2/15/26 .........................................................................   AAA/Aaa      1,000,000      1,097,960
                                                                                                                        -----------
                                                                                                                          4,942,211
                                                                                                                        -----------
 OREGON 2.7%
 Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured,
   6.00%, 10/15/13 ........................................................................   AAA/Aaa      1,250,000      1,426,525
 Oregon State GO, Series LX, 6.75%, 5/01/05 ...............................................   AA/Aa2       1,000,000      1,115,290
                                                                                                                        -----------
                                                                                                                          2,541,815
                                                                                                                        -----------
 PENNSYLVANIA 2.9%
 Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Loan Pool Program,
   Series A, 5.85%, 9/01/08 ...............................................................   AA+/NR       1,520,000      1,591,136
 Pennsylvania State GO, Refunding, AMBAC Insured, 5.125%, 9/15/04 .........................   AAA/Aaa      1,000,000      1,061,010
                                                                                                                        -----------
                                                                                                                          2,652,146
                                                                                                                        -----------
 RHODE ISLAND 2.4%
 Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
   Refunding, Series 25-A, 4.95%, 10/01/16 ................................................   AA+/Aa2        230,000        235,964
 Rhode Island State and Providence Plantations GO, Consolidated Capital Development
   Loan, Series C, 5.00%, 9/01/07 .........................................................   AA-/Aa3      1,880,000      1,997,989
                                                                                                                        -----------
                                                                                                                          2,233,953
                                                                                                                        -----------
 SOUTH CAROLINA 2.3%
 South Carolina State GO, State Highway, Series B, 5.25%, 4/01/05 .........................   AAA/Aaa      2,000,000      2,132,920
                                                                                                                        -----------
 SOUTH DAKOTA 1.7%
 South Dakota HDA Revenue, Homeownership Mortgage, Series A, 5.30%, 5/01/04 ...............   AAA/Aa1      1,480,000      1,547,754
                                                                                                                        -----------
 TENNESSEE 4.2%
 Metropolitan Government Nashville and Davidson County GO, Refunding and Improvement,
   Series A and B, 5.00%, 10/15/05 ........................................................   AA/Aa2       2,000,000      2,129,020
 Tennessee HDA Revenue, Homeownership Program, Refunding Series 1D, 4.70%, 7/01/15 ........   AA/Aa2       1,750,000      1,750,193
                                                                                                                        -----------
                                                                                                                          3,879,213
                                                                                                                        -----------
 TEXAS 5.8%
 Dallas Area Rapid Transit Revenue, senior lien, Refunding, AMBAC Insured,
   5.50%, 12/01/07 ........................................................................   AAA/Aaa      1,250,000      1,362,050
 Houston GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/05 ......................   AA-/Aa3      1,500,000      1,578,195
 Kerrville ISD, GO, Refunding, 6.00%, 8/15/13 .............................................   NR/Aaa       1,000,000      1,113,490
 San Antonio Electric and Gas Revenue, Refunding, Series A, 5.125%, 2/01/09 ...............   AA/Aa1       1,250,000      1,320,475
                                                                                                                        -----------
                                                                                                                          5,374,210
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)

 VIRGINIA 3.1%
 Virginia State Public School Authority GO, Series B, Pre-Refunded, 6.00%, 8/01/05 ........   AAA/Aa1      $ 190,000      $ 209,131
 Virginia State Public School Authority Revenue, School Financing, Refunding, Series A,
   5.25%, 8/01/06 .........................................................................   AA+/Aa1      2,500,000      2,692,975
                                                                                                                        -----------
                                                                                                                          2,902,106
                                                                                                                        -----------
 WASHINGTON 3.8%
 Clark County PUD No. 1, Generating System Revenue, FGIC Insured, ETM,
   6.00%, 1/01/08 .........................................................................   AAA/Aaa        200,000        222,610
 Pierce County School District No. 320, GO, FSA Insured, 6.00%, 12/01/14 ..................   NR/Aaa       2,000,000      2,225,540
 Washington State GO, Series C, 5.50%, 7/01/11 ............................................   AA+/Aa1      1,000,000      1,091,370
                                                                                                                        -----------
                                                                                                                          3,539,520
                                                                                                                        -----------
 WISCONSIN 2.6%
 Wisconsin State GO, Refunding, Series 2, 5.40%, 5/01/04 ..................................   AA/Aa3         700,000        737,315
 Wisconsin State Petroleum Inspection Fee Revenue, Series A, 6.00%, 7/01/11 ...............   AA-/Aa3      1,500,000      1,644,840
                                                                                                                        -----------
                                                                                                                          2,382,155
                                                                                                                        -----------
 TOTAL LONG TERM MUNICIPALS (COST $83,172,307).............................................                              86,211,872
                                                                                                                        -----------
 U.S. TREASURY SECURITIES 5.2%
 U.S. Treasury Note, 3.50%, 11/15/06.......................................................                  750,000        730,373
 U.S. Treasury Note, 5.00%, 8/15/11........................................................                4,000,000      4,078,752
                                                                                                                        -----------
 TOTAL U.S. TREASURY SECURITIES (COST $4,724,605)..........................................                               4,809,125
                                                                                                                        -----------
 TOTAL LONG TERM INVESTMENTS (COST $87,896,912)............................................                              91,020,997
                                                                                                                        -----------

                                                                                                            SHARES
                                                                                                            ------
 SHORT TERM INVESTMENTS (COST $546,500) .6%
 Merrill Lynch Institutional Tax Exempt Fund ..............................................                  546,500        546,500
                                                                                                                        -----------
 TOTAL INVESTMENTS (COST $88,443,412) 98.9% ...............................................                              91,567,497
 OTHER ASSETS, LESS LIABILITIES 1.1% ......................................................                                 982,859
                                                                                                                        -----------
 TOTAL NET ASSETS 100.0% ..................................................................                             $92,550,356
                                                                                                                        ===========

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

+    Represents defaulted bonds.


The following acronyms are used throughout this portfolio:

AMBAC     - American Municipal Bond Assurance Corp.
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FSA       - Financial Security Assistance
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HFA       - Housing Finance Authority/Agency
ISD       - Independent School District
MBIA      - Municipal Bond Investors Assurance Corp.
MFHR      - Multi-Family Housing Revenue
PSFG      - Permanent School Fund Guarantee
PUD       - Public Utility District
SFMR      - Single Family Mortgage Revenue


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001


                                                               LARGE             LARGE
                                                          CAPITALIZATION    CAPITALIZATION     INTERNATIONAL
                                                              GROWTH          GROWTH AND          EQUITY
                                                               FUND           INCOME FUND          FUND
------------------------------------------------------------------------------------------------------------
Assets:
  Investments in securities:
    Cost                                                    $ 18,638,843      $ 36,914,553     $ 45,746,723
============================================================================================================
    Value                                                     19,826,976        58,813,984       43,734,712
    Repurchase agreements, at value and cost                     376,000        17,246,000        4,369,000
  Cash                                                             2,731             2,462            6,872
  Receivables:
    Investment securities sold                                   175,429                --               --
    Dividends and interest                                         8,711           150,289          182,995
  Unrealized gain on forward exchange contracts (Note 6)              --                --          189,522
------------------------------------------------------------------------------------------------------------
        Total assets                                          20,389,847        76,212,735       48,483,101
------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased                               41,054         1,484,599               --
    Capital shares redeemed                                        6,920                --        3,954,212
  Other liabilities                                               58,984            93,833          123,891
------------------------------------------------------------------------------------------------------------
        Total liabilities                                        106,958         1,578,432        4,078,103
------------------------------------------------------------------------------------------------------------
           Net assets, at value                             $ 20,282,889      $ 74,634,303     $ 44,404,998
============================================================================================================
Net assets consist of:
  Undistributed net investment income                       $         --      $    160,988     $    246,798
  Net unrealized appreciation (depreciation)                   1,188,133        21,899,431       (1,829,460)
  Accumulated net realized gain (loss)                        (5,415,875)        3,664,934      (16,475,799)
  Capital shares                                              24,510,631        48,908,950       62,463,459
------------------------------------------------------------------------------------------------------------
           Net assets, at value                             $ 20,282,889      $ 74,634,303     $ 44,404,998
============================================================================================================
Shares Outstanding                                             2,931,033        10,351,354        4,411,733
============================================================================================================
Net asset value and maximum offering price per share        $       6.92      $       7.21     $      10.07
============================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001


                                                                               EUROPEAN
                                                              SMALL             SMALLER                             MUNICIPAL
                                                         CAPITALIZATION        COMPANIES            BOND              BOND
                                                           EQUITY FUND           FUND               FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments in securities:
    Cost                                                 $  82,224,231     $  14,602,654      $ 153,887,085      $  88,443,412
==============================================================================================================================
    Value                                                   88,648,719        13,624,218        153,369,436         91,567,497
    Repurchase agreements, at value and cost                10,005,000           389,000                 --                 --
  Cash                                                              --             2,682                 --                 --
  Cash denominated in foreign currencies
   (identified cost $870,280)                                       --           877,398                 --                 --
  Receivables:
    Investment securities sold                                      --            43,265          1,422,222                 --
    Capital shares sold                                        521,450                --          1,402,902             35,916
    Dividends and interest                                      27,745             6,262          1,316,652          1,381,887
------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          99,202,914        14,942,825        157,511,212         92,985,300
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased                          1,407,574            76,913         30,056,815                 --
    Capital shares redeemed                                         --           309,553                 --                 --
  Distributions to shareholders                                     --                --            496,660            278,871
  Funds advanced by custodian                                    6,758                --            608,544             50,952
  Other liabilities                                            128,335            61,531            123,157            105,121
------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      1,542,667           447,997         31,285,176            434,944
------------------------------------------------------------------------------------------------------------------------------
          Net assets, at value                           $  97,660,247     $  14,494,828      $ 126,226,036      $  92,550,356
------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
  Undistributed net investment income                    $          --     $          --      $         (12)     $          --
  Net unrealized appreciation (depreciation)                 6,424,488          (971,365)          (517,649)         3,124,085
  Accumulated net realized gain (loss)                       8,138,318        (4,895,938)           165,910            (53,872)
  Capital shares                                            83,097,441        20,362,131        126,577,787         89,480,143
------------------------------------------------------------------------------------------------------------------------------
          Net assets, at value                           $  97,660,247     $  14,494,828      $ 126,226,036      $  92,550,356
==============================================================================================================================
Shares outstanding                                           5,218,521         2,104,475         12,978,731          9,228,725
==============================================================================================================================
Net asset value and maximum offering price per share     $       18.71     $        6.89      $        9.72      $       10.03
==============================================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2001


                                                                          LARGE            LARGE
                                                                     CAPITALIZATION   CAPITALIZATION     INTERNATIONAL
                                                                         GROWTH         GROWTH AND          EQUITY
                                                                          FUND          INCOME FUND          FUND
----------------------------------------------------------------------------------------------------------------------
Investment income:(a)
  Dividends                                                         $    117,399      $  1,094,102      $    874,545
  Interest                                                                94,748           191,404           147,480
----------------------------------------------------------------------------------------------------------------------
      Total investment income                                            212,147         1,285,506         1,022,025
----------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fees (Note 3)                                               200,558           586,160           694,744
  Administrative fees (Note 3)                                           120,455           150,213           140,290
  Transfer agent fees (Note 3)                                            19,952            17,861            20,766
  Custodian fees (Note 3)                                                 20,187            26,323            97,134
  Reports to shareholders                                                 11,890            10,393            14,825
  Registration and filing fees                                            14,836            14,338            22,327
  Professional fees                                                       44,316            33,362            46,775
  Directors' fees and expenses                                             5,390            10,623            14,723
  Other                                                                    3,950             4,270             7,388
----------------------------------------------------------------------------------------------------------------------
      Total expenses                                                     441,534           853,543         1,058,972
      Expenses waived/paid by affiliate (Note 3)                        (152,731)          (47,127)         (225,294)
----------------------------------------------------------------------------------------------------------------------
             Net expenses                                                288,803           806,416           833,678
----------------------------------------------------------------------------------------------------------------------
                Net investment income (loss)                             (76,656)          479,090           188,347
----------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments                           (5,415,875)        3,669,338       (11,340,676)
  Net unrealized depreciation on investments and translation of
   assets and liabilities denominated in foreign currencies           (4,220,512)      (12,256,112)       (7,514,174)
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss                                      (9,636,387)       (8,586,774)      (18,854,850)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                $ (9,713,043)     $ (8,107,684)     $(18,666,503)
======================================================================================================================


(a) Net of foreign taxes withheld of $22,303 and $147,527 for Large Capitalization Growth and Income Fund and International Equity Fund, respectively.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2001


                                                                                     EUROPEAN
                                                                     SMALL            SMALLER                            MUNICIPAL
                                                                CAPITALIZATION       COMPANIES           BOND              BOND
                                                                  EQUITY FUND         FUND(b)            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
Investment income:(a)
  Dividends                                                      $    246,092      $     85,276      $    180,863      $         --
  Interest                                                            379,903            41,321         7,899,098         4,004,954
------------------------------------------------------------------------------------------------------------------------------------
      Total investment income                                         625,995           126,597         8,079,961         4,004,954
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fees (Note 3)                                          1,002,337           138,137           640,964           437,600
  Administrative fees (Note 3)                                        181,612           108,001           223,164           172,502
  Transfer agent fees (Note 3)                                         19,336            14,242            19,768            18,915
  Custodian fees (Note 3)                                              22,956            24,145            31,000            24,189
  Reports to shareholders                                              13,770            12,070             9,551            12,290
  Registration and filing fees                                         15,608            24,943            20,636            17,999
  Professional fees                                                    50,511            33,212            57,376            49,066
  Directors' fees and expenses                                         14,273             1,995            15,000            10,643
  Other                                                                 6,726             4,513             5,023             4,640
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                1,327,129           361,258         1,022,482           747,844
      Expenses waived/paid by affiliate (Note 3)                      (26,673)         (195,494)          (65,261)          (47,641)
------------------------------------------------------------------------------------------------------------------------------------
        Net expenses                                                1,300,456           165,764           957,221           700,203
------------------------------------------------------------------------------------------------------------------------------------
          Net investment income (loss)                               (674,461)          (39,167)        7,122,740         3,304,751
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) on investments                           9,443,635        (4,901,000)        3,851,183         1,053,241
  Net change in unrealized appreciation (depreciation)
    of investments and translation of assets and liabilities
    denominated in foreign currencies                             (20,142,468)         (971,365)       (1,093,032)        2,167,732
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           (10,698,833)       (5,872,365)        2,758,151         3,220,973
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                $(11,373,294)     $ (5,911,532)     $  9,880,891      $  6,525,724
====================================================================================================================================



(a)  Net of foreign taxes withheld of $12,444 for European Smaller Companies
     Fund.

(b) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000



                                                                 LARGE CAPITALIZATION                    LARGE CAPITALIZATION
                                                                      GROWTH FUND                       GROWTH AND INCOME FUND
                                                           -------------------------------------------------------------------------
                                                               2001                2000                2001                2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)                               $    (76,656)       $   (203,528)       $    479,090        $    269,953
Net realized gain (loss) from investments                    (5,415,875)            911,048           3,669,338          14,551,020
Net unrealized depreciation on investments and
  translation of assets and liabilities denominated
  in foreign currencies                                      (4,220,512)         (4,685,240)        (12,256,112)        (16,633,318)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations         (9,713,043)         (3,977,720)         (8,107,684)         (1,812,345)
Distributions to shareholders from:
Net investment income                                                --                  --            (410,214)           (285,871)
Net realized gains                                             (911,484)         (1,878,125)        (14,555,352)        (13,513,571)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                            (911,484)         (1,878,125)        (14,965,566)        (13,799,442)
Capital share transactions (Note 2)                          (2,365,148)          7,890,606          10,655,109           2,776,895
Net increase (decrease) in net assets                       (12,989,675)          2,034,761         (12,418,141)        (12,834,892)
Net assets
Beginning of year                                            33,272,564          31,237,803          87,052,444          99,887,336
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                $ 20,282,889        $ 33,272,564        $ 74,634,303        $ 87,052,444
====================================================================================================================================
Undistributed net investment income included
  in net assets:
End of year                                                $         --        $         --        $    160,988        $     92,112
====================================================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000





                                                                                                        SMALL CAPITALIZATION
                                                            INTERNATIONAL EQUITY FUND                        EQUITY FUND
                                                       -----------------------------------------------------------------------------
                                                            2001                 2000                 2001                 2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)                           $     188,347        $    (183,558)       $    (674,461)       $    (776,036)
Net realized gain (loss) from investments                (11,340,676)          (4,670,423)           9,443,635               23,051
Net unrealized appreciation (depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies           (7,514,174)         (16,478,165)         (20,142,468)           3,176,614
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        (18,666,503)         (21,332,146)         (11,373,294)           2,423,629
Distributions to shareholders from:
Net investment income                                       (186,061)                  --                   --                   --
Net realized gains                                                --           (3,806,991)                  --           (6,793,844)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         (186,061)          (3,806,991)                  --           (6,793,844)
Capital share transactions (Note 2)                      (29,343,276)          41,751,107             (351,859)          41,003,671
Net increase (decrease) in net assets                    (48,195,840)          16,611,970          (11,725,153)          36,633,456
Net assets
Beginning of year                                         92,600,838           75,988,868          109,385,400           72,751,944
------------------------------------------------------------------------------------------------------------------------------------
End of year                                            $  44,404,998        $  92,600,838        $  97,660,247        $ 109,385,400
====================================================================================================================================
Undistributed net investment income included
  in net assets:
End of year                                            $     246,798        $    (238,888)       $          --        $          --
====================================================================================================================================

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000


                                         EUROPEAN SMALLER
                                          COMPANIES FUND                 BOND FUND                        MUNICIPAL BOND FUND
                                       ---------------------------------------------------------------------------------------------
                                           PERIOD ENDED
                                       NOVEMBER 30, 2001(a)       2001               2000               2001               2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)              $     (39,167)     $   7,122,740      $   7,295,441      $   3,304,751      $   3,049,841
Net realized gain (loss) from
  investments                                (4,901,000)         3,851,183         (1,864,638)         1,053,241           (553,240)
Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities denominated in
  foreign currencies                           (971,365)        (1,093,032)         2,549,200          2,167,732          1,138,912
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting from
      operations                             (5,911,532)         9,880,891          7,980,003          6,525,724          3,635,513
Distributions to shareholders from:
Net investment income                                --         (7,102,430)        (7,333,962)        (3,304,751)        (3,050,908)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  --         (7,102,430)        (7,333,962)        (3,304,751)        (3,050,908)
Capital share transactions (Note 2)          20,406,360          8,071,346          7,783,000         15,560,987          2,485,449
    Net increase in net assets               14,494,828         10,849,807          8,429,041         18,781,960          3,070,054
Net assets
Beginning of year                                    --        115,316,698        106,887,657         73,768,396         70,698,342
------------------------------------------------------------------------------------------------------------------------------------
End of year                               $  14,494,828      $ 126,166,505      $ 115,316,698      $  92,550,356      $  73,768,396
====================================================================================================================================
Undistributed net investment
  income included in net assets:
End of year                               $          --      $         (12)     $     (20,322)     $          --      $          --
====================================================================================================================================


(a) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                       -------------------------------------------------------------
                                                                            2001                  2000                   1999(b)
                                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $    10.10             $    11.79             $    10.00
                                                                       -------------------------------------------------------------
Income from investment operations:
  Net investment loss ...........................................            (.02)(c)               (.06)                  (.02)(c)
  Net realized and unrealized gains (losses) ....................           (2.88)                  (.92)                  1.81
                                                                       -------------------------------------------------------------
Total from investment operations ................................           (2.90)                  (.98)                  1.79
                                                                       -------------------------------------------------------------
Less distributions from net realized gains ......................            (.28)                  (.71)                    --
                                                                       -------------------------------------------------------------
Net asset value, end of year ....................................      $     6.92             $    10.10             $    11.79
                                                                       =============================================================


Total return(a) .................................................          (29.50)%                (9.05)%                17.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................      $   20,283             $   33,273             $   31,238
Ratios to average net assets:
  Expenses ......................................................            1.08%                  1.08%                  1.08%(d)
  Expenses, excluding waiver and payments by affiliate ..........            1.65%                  1.33%                  1.56%(d)
  Net investment loss ...........................................            (.29)%                 (.55)%                 (.21)%(d)
Portfolio turnover rate .........................................           71.59%                 69.82%                 61.89%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c)  Based on average weighted shares outstanding.

(d)  Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                       -------------------------------------------------------------
                                                                            2001                  2000                   1999(b)
                                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $     9.63             $    11.39              $    10.00
                                                                       -------------------------------------------------------------
Income from investment operations:
  Net investment income ..........................................            .04(c)                 .03                     .04(c)
  Net realized and unrealized gains (losses) .....................           (.81)                  (.22)                   1.38
                                                                       -------------------------------------------------------------
Total from investment operations .................................           (.77)                  (.19)                   1.42
                                                                       -------------------------------------------------------------
Less distributions from:
  Net investment income ..........................................           (.04)                  (.03)                   (.03)
  Net realized losses ............................................          (1.61)                 (1.54)                     --
                                                                       -------------------------------------------------------------
Total distributions ..............................................          (1.65)                 (1.57)                   (.03)
                                                                       -------------------------------------------------------------
Net asset value, end of year .....................................     $     7.21             $     9.63              $    11.39
                                                                       =============================================================

Total return(a) ..................................................          (9.22)%                (1.98)%                 14.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................     $   74,634             $   87,052              $   99,887
Ratios to average net assets:
  Expenses .......................................................           1.03%                   .97%                   1.08%(d)
  Expenses, excluding waiver and payments by affiliate ...........           1.09%                  1.02%                   1.11%(d)
  Net investment income ..........................................            .61%                   .28%                    .37%(d)
Portfolio turnover rate ..........................................          37.59%                  8.74%                  60.59%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c)  Based on average weighted shares outstanding.

(d)  Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS


                                                                                   YEAR ENDED NOVEMBER 30,
                                                              ----------------------------------------------------------------------
                                                                   2001           2000           1999          1998          1997
                                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .......................    $    13.95      $    17.62     $    13.85    $    12.20    $    10.99
                                                              ----------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) ...........................           .03(b)         (.03)          (.01)          .04           .02
  Net realized and unrealized gains (losses) .............         (3.88)          (2.78)          3.78          1.73          1.39
                                                              ----------------------------------------------------------------------
Total from investment operations .........................         (3.85)          (2.81)          3.77          1.77          1.41
                                                              ----------------------------------------------------------------------
Less distributions from:
  Net investment income ..................................          (.03)             --             --          (.12)         (.20)
  Net realized gains .....................................            --            (.86)            --            --            --
                                                              ----------------------------------------------------------------------
Total distributions ......................................          (.03)           (.86)            --          (.12)         (.20)
                                                              ----------------------------------------------------------------------
Net asset value, end of year .............................    $    10.07      $    13.95     $    17.62    $    13.85    $    12.20
                                                              ======================================================================

Total return(a) ..........................................        (27.66)%        (17.03)%        27.22%        14.61%        13.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................    $   44,405      $   92,601     $   75,989    $   74,445    $   40,869
Ratios to average net assets:
  Expenses ...............................................          1.20%           1.20%          1.20%         1.39%         1.60%
  Expenses, excluding waiver and payments by affiliate ...          1.52%           1.38%          1.40%         1.49%         1.73%
  Net investment income (loss) ...........................           .27%           (.17)%          .00%          .27%          .13%
Portfolio turnover rate ..................................         80.57%          84.44%         71.91%        67.73%        54.98%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge.

(b)  Based on average weighted shares outstanding.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                        ------------------------------------------------------------
                                                                           2001          2000        1999        1998        1997
                                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .............................        $ 21.00       $  20.81     $ 13.26     $ 14.37     $ 12.08
                                                                        ------------------------------------------------------------
Income from investment operations:
  Net investment loss ..........................................          (.13)(b)       (.15)       (.16)        (.15)(b)    (.09)
  Net realized and unrealized gains (losses) ...................          (2.16)          2.25        7.71        (.61)       2.38
                                                                        ------------------------------------------------------------
Total from investment operations ...............................          (2.29)          2.10        7.55        (.76)       2.29
                                                                        ------------------------------------------------------------
Less distributions from net realized gains .....................             --          (1.91)         --        (.35)         --
                                                                        ------------------------------------------------------------
Net asset value, end of year ...................................        $ 18.71       $  21.00     $ 20.81     $ 13.26     $ 14.37
                                                                        ============================================================

Total return(a) ................................................         (10.90)%        10.22%      56.94%      (5.34)%     18.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................        $97,660       $109,385     $72,752     $46,233     $40,505
Ratios to average net assets:
  Expenses .....................................................           1.30%          1.27%       1.44%       1.50%       1.50%
  Expenses, excluding waiver and payments by affiliate .........           1.32%          1.29%       1.44%       1.51%       1.74%
  Net investment loss ..........................................           (.67)%         (.68)%      (.95)%     (1.08)%      (.89)%
Portfolio turnover rate ........................................         111.67%         90.01%     130.23%     157.96%     110.87%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge.

(b)  Based on average weighted shares outstanding.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND
FINANCIAL HIGHLIGHTS


                                                               PERIOD ENDED
                                                            NOVEMBER 30, 2001(b)
                                                            --------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of year ......................      $    10.00
                                                               ----------
Income from investment operations:
  Net investment loss ...................................            (.02)(c)
  Net realized and unrealized losses ....................           (3.09)
                                                               ----------
Total from investment operations ........................           (3.11)
                                                               ----------
Net asset value, end of period ..........................      $     6.89
                                                               ==========

Total return(a) .........................................          (31.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $   14,495
Ratios to average net assets:
  Expenses ..............................................            1.20%(d)
  Expenses, excluding waiver and payments by affiliate ..            2.62%(d)
  Net investment loss ...................................            (.28)%(d)
Portfolio turnover rate .................................           82.43%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
BOND FUND
FINANCIAL HIGHLIGHTS


                                                                                                  YEAR ENDED NOVEMBER 30,
                                                                                          ------------------------------------------
                                                                                            2001            2000          1999(b)
                                                                                          ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .....................................                  $   9.49        $   9.44      $  10.00
                                                                                          ------------------------------------------
Income from investment operations:
  Net investment income ................................................                       .54(c)          .63           .61(c)
  Net realized and unrealized gains (losses) ...........................                       .24             .05          (.58)
                                                                                          ------------------------------------------
Total from investment operations .......................................                       .78             .68           .03
                                                                                          ------------------------------------------
Less distributions from net investment income ..........................                      (.55)           (.63)         (.59)
                                                                                          ------------------------------------------
Net asset value, end of year ...........................................                  $   9.72        $   9.49      $   9.44
                                                                                          ==========================================

Total return(a) ........................................................                      8.25%           7.53%          .31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................                  $126,226        $115,317      $106,888
Ratios to average net assets:
  Expenses .............................................................                       .75%            .74%          .85%(d)
  Expenses, excluding waiver and payments by affiliate                                         .80%            .79%          .88%(d)
  Net investment income ................................................                      5.56%           6.72%         6.45%(d)
Portfolio turnover rate ................................................                    419.58%         211.13%       175.28%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS

                                                                                              YEAR ENDED NOVEMBER 30,
                                                                                 --------------------------------------------------
                                                                                    2001               2000              1999(b)
                                                                                 --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .........................................     $     9.64         $     9.56       $    10.00
                                                                                 --------------------------------------------------
Income from investment operations:
  Net investment income ....................................................            .38(c)             .41              .38(c)
  Net realized and unrealized gains (losses) ...............................            .39                .08             (.44)
                                                                                 --------------------------------------------------
Total from investment operations ...........................................            .77                .49             (.06)
                                                                                 --------------------------------------------------
Less distributions from net investment income ..............................           (.38)              (.41)            (.38)
                                                                                 --------------------------------------------------
Net asset value, end of year ...............................................     $    10.03         $     9.64       $     9.56
                                                                                 ==================================================
Total return(a) ............................................................           8.06%              5.21%            (.66)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................     $   92,550         $   73,768       $   70,698
Ratios to average net assets:
  Expenses .................................................................            .80%               .79%             .80%(d)
  Expenses, excluding waiver and payments by affiliate .....................            .85%               .84%             .91%(d)
  Net investment income ....................................................           3.78%              4.25%            4.00%(d)
Portfolio turnover rate ....................................................          58.96%            123.21%           61.29%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2001


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FTI Funds (the Trust) is registered under the Investment Company Act of 1940, as an open-end investment company consisting of seven diversified portfolios (individually referred to as the Fund, or collectively as the Funds) which are presented herein:

GROWTH                                         GROWTH AND INCOME                                      INCOME
---------------------------------------------------------------------------------------------------------------
Large Capitalization Growth Fund               Large Capitalization Growth and Income Fund            Bond Fund

International Equity Fund                      Municipal Bond Fund

Small Capitalization Fund

European Smaller Companies Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

FIDUCIARY TRUST INTERNATIONAL

c. FOREIGN CURRENCY CONTRACTS (CONT.)

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At November 30, 2001, all outstanding repurchase agreements held by the Funds had been entered into on that date.

e. INCOME TAXES

No provision has been made for income taxes because the Funds' policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of their taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Funds. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of average net assets of each fund to the combined average net assets. Other expenses are charged to each fund on a specific identification basis.

g. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. AUDIT GUIDE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect, although not yet fully determined, will have no impact on the total net assets of the Fund.

FIDUCIARY TRUST INTERNATIONAL

2. SHARES OF BENEFICIAL INTEREST

At November 30, 2001, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                                           LARGE CAPITALIZATION GROWTH FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                               322,716       $   2,747,464             785,274       $   9,613,216
Shares issued on reinvestment of distributions             95,541             910,509               1,498              17,175
Shares redeemed                                          (781,842)         (6,023,121)           (142,596)         (1,739,785)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                  (363,585)      $  (2,365,148)            644,176       $   7,890,606
=============================================================================================================================

                                                                      LARGE CAPITALIZATION GROWTH AND INCOME FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                               440,266       $   3,355,903           1,280,204       $  12,889,271
Shares issued on reinvestment of distributions          1,825,051          14,289,554               5,101              50,297
Shares redeemed                                          (957,102)         (6,990,348)         (1,015,091)        (10,162,673)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                            1,308,215       $  10,655,109             270,214       $   2,776,895
=============================================================================================================================

                                                                               INTERNATIONAL EQUITY FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                            29,576,524       $ 340,815,549          15,089,857       $ 259,041,015
Shares issued on reinvestment of distributions              2,451              34,024              32,315             581,995
Shares redeemed                                       (31,804,208)       (370,192,849)        (12,798,357)       (217,871,903)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                (2,225,233)      $ (29,343,276)          2,323,815       $  41,751,107
=============================================================================================================================

                                                                           SMALL CAPITALIZATION EQUITY FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             1,835,795       $  35,593,900           4,261,103       $ 102,828,570
Shares issued on reinvestment of distributions                 --                  --              69,300           1,434,503
Shares redeemed                                        (1,825,443)        (35,945,759)         (2,618,791)        (63,259,402)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                    10,352       $    (351,859)          1,711,612       $  41,003,671
=============================================================================================================================

FIDUCIARY TRUST INTERNATIONAL

                                                 EUROPEAN SMALLER COMPANIES FUND
                                                 -------------------------------
                                                   PERIOD ENDED NOVEMBER 30,
                                                 -------------------------------
                                                            2001*
                                                 -------------------------------
                                                  SHARES              AMOUNT
--------------------------------------------------------------------------------
Shares sold                                      2,408,972         $ 22,717,533
Shares redeemed                                   (304,497)          (2,311,173)
--------------------------------------------------------------------------------
Net increase                                     2,104,475         $ 20,406,360
================================================================================

* For the period January 2, 2001 (commencement of operations) to November 30, 2001.

                                                                                      BOND FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             8,473,651       $  83,591,267           2,253,862       $  21,075,016
Shares issued on reinvestment of distributions              2,639              26,037               9,765              91,114
Shares redeemed                                        (7,649,817)        (75,545,958)         (1,437,149)        (13,383,130)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                              826,473       $   8,071,346             826,478       $   7,783,000
==============================================================================================================================

                                                                                 MUNICIPAL BOND FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             2,516,202       $  24,939,599           1,671,615       $  15,962,705
Shares issued on reinvestment of distributions                445               4,474                 425               4,093
Shares redeemed                                          (941,496)         (9,383,086)         (1,413,333)        (13,481,349)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                            1,575,151       $  15,560,987             258,707       $   2,485,449
==============================================================================================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers and/or directors of Fiduciary International, Inc. (Advisers), Federated Administrative Services (FAS), Edgewood Services, Inc. (Distributors), Federated Services Company (FServ), and Fiduciary Trust Company International, the Funds' investment manager, administrator, principal underwriter, transfer agent and portfolio accounting provider, custodian, respectively.

FIDUCIARY TRUST INTERNATIONAL

All funds pay an investment management fee to Advisers based on the average net assets of the funds as follows:


                                                                     INVESTMENT
                                                                     ADVISER FEE
FUND                                                                 PERCENTAGE
--------------------------------------------------------------------------------
Large Capitalization Growth Fund                                        0.75%
Large Capitalization Growth and Income Fund                             0.75%
International Equity Fund                                               1.00%
Small Capitalization Equity Fund                                        1.00%

                                                                     INVESTMENT
                                                                     ADVISER FEE
FUND                                                                 PERCENTAGE
--------------------------------------------------------------------------------
European Smaller Companies Fund                                         1.00%
Bond Fund                                                               0.50%
Municipal Bond Fund                                                     0.50%

The Funds pay their allocated share of administrative fees to Federated Administrative Services (FAS), with fees ranging from 0.150% to 0.075% based on the Fund's average daily net assets, subject to a minimum fee of $75,000 per Fund.

The Funds reimburse Distributors up to 0.25% of average daily net assets, for costs incurred in marketing the Fund's shares. For the year ended November 30, 2001, the Funds did not incur a distribution services fee.

Advisers, FAS, and Distributors may voluntarily choose to waive any portion of their fees. Each can modify or terminate this voluntary waiver at any time at its sole discretion.

FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Fiduciary Trust Company International is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Effective January 2, 2002, Franklin Templeton Services, LLC, Franklin/Templeton Investor Services, LLC and Franklin/Templeton Distributors, Inc. will become the administrative manager, transfer agent and principal underwriter, respectively.


4. INCOME TAX

At November 30, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                               LARGE                           EUROPEAN
                                           CAPITALIZATION   INTERNATIONAL       SMALLER         MUNICIPAL
                                            GROWTH FUND      EQUITY FUND     COMPANIES FUND     BOND FUND
----------------------------------------------------------------------------------------------------------
Capital loss carryforward expiring in:
    2008                                    $        --      $ 4,651,723      $        --      $    53,872
    2009                                      5,208,647       11,824,074        4,883,861               --
----------------------------------------------------------------------------------------------------------
                                            $ 5,208,647      $16,475,797      $ 4,883,861      $    53,872
==========================================================================================================

FIDUCIARY TRUST INTERNATIONAL

At November 30, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                       LARGE
                                                    LARGE          CAPITALIZATION                           SMALL
                                                CAPITALIZATION       GROWTH AND       INTERNATIONAL     CAPITALIZATION
                                                 GROWTH FUND        INCOME FUND        EQUITY FUND        EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
Investments at cost                             $  19,222,071      $  54,160,553      $  50,005,872      $  92,229,231
======================================================================================================================
Unrealized appreciation                         $   3,688,301      $  22,034,059      $   3,489,971      $  11,100,617
Unrealized depreciation                            (2,707,396)          (134,628)        (5,392,131)        (4,676,129)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $     980,905      $  21,899,431      $  (1,902,160)     $   6,424,488
======================================================================================================================

                                                                     EUROPEAN
                                                                      SMALLER                              MUNICIPAL
                                                                   COMPANIES FUND       BOND FUND          BOND FUND
----------------------------------------------------------------------------------------------------------------------
Investments at cost                                                $  15,003,731      $ 153,981,884      $  88,443,412
======================================================================================================================
Unrealized appreciation                                            $     929,830      $   2,365,508      $   3,345,984
Unrealized depreciation                                               (1,920,343)        (2,977,956)          (221,899)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                         $    (990,513)     $    (612,448)     $   3,124,085
======================================================================================================================

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended November 30, 2001 were as follows:

                                     LARGE
                   LARGE        CAPITALIZATION                         SMALL
              CAPITALIZATION      GROWTH AND       INTERNATIONAL  CAPITALIZATION
                GROWTH FUND       INCOME FUND       EQUITY FUND     EQUITY FUND
--------------------------------------------------------------------------------
Purchases       $18,629,457       $26,737,034       $52,790,783    $111,091,677
Sales           $17,428,626       $44,103,333       $84,707,281    $100,743,270

                               EUROPEAN SMALLER                       MUNICIPAL
                                COMPANIES FUND       BOND FUND        BOND FUND
--------------------------------------------------------------------------------
Purchases                         $30,808,424      $543,260,150      $65,731,322
Sales                             $11,456,831      $533,283,520      $49,705,837

FIDUCIARY TRUST INTERNATIONAL

6. FORWARD CURRENCY CONTRACTS

At November 30, 2001, the Funds had an outstanding forward exchange contract as set out below. The contract is reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                 INTERNATIONAL EQUITY FUND
                                   --------------------------------------------------------
                                   IN EXCHANGE FOR    SETTLEMENT DATE   NET UNREALIZED GAIN
                                   --------------------------------------------------------
CONTRACT TO SELL:
709,250,500    Japanese Yen        U.S. $5,949,090       12/11/01          U.S. $189,522
                                   --------------------------------------------------------

7. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at November 30, 2001 are as follows:

 PRINCIPAL                                                                            ACQUISITION
  AMOUNT      ISSUER                                                                     DATE            VALUE
----------------------------------------------------------------------------------------------------------------
BOND FUND
 $ 580,000    Healthsouth Corp., senior note, 8.50%, 2/01/08                            1/25/01       $  616,250
 1,265,000    Northrop Grumman Corp., 7.75%, 2/15/31                                    2/22/01        1,369,651
----------------------------------------------------------------------------------------------------------------
              TOTAL RESTRICTED SECURITIES (COST $1,832,995) (1.6% OF NET ASSETS)                      $1,985,901
================================================================================================================

8. CONCENTRATION OF CREDIT RISK

International Equity Fund and European Smaller Companies Fund invest in securities of non-U.S. issuers. Although the Funds maintain a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FIDUCIARY TRUST INTERNATIONAL

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. At November 30, 2001, the diversification of industries for International Equity Fund was as follows:


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Air Freight & Couriers                                                   2.9%
Automobiles                                                              3.4%
Banks                                                                    9.5%
Beverages                                                                1.3%
Biotechnology                                                            1.3%
Chemicals                                                                1.5%
Commercial Services & Supplies                                           2.2%
Communications Equipment                                                 3.0%
Computers & Peripherals                                                  1.1%
Distributors                                                             1.2%
Diversified Financials                                                  13.4%
Electric Utilities                                                       1.0%
Electrical Equipment                                                     1.9%
Electronic Equipment & Instruments                                       2.9%
Energy Equipment & Services                                              2.2%

                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Food & Drug Retailing                                                    5.5%
Hotels Restaurants & Leisure                                             2.4%
Household Durables                                                       4.3%
Insurance                                                                1.0%
Machinery                                                                2.8%
Media                                                                    4.0%
Office Electronics                                                       1.2%
Oil & Gas                                                                6.5%
Personal Products                                                        2.6%
Pharmaceuticals                                                         12.4%
Real Estate                                                              1.5%
Semiconductor Equipment & Products                                       1.7%
Specialty Retail                                                         0.9%
Wireless Telecommunication Services                                      2.9%

At November 30, 2001, the diversification of industries for European Smaller Companies Fund was as follows:


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Banks                                                                    5.6%
Beverages                                                                2.7%
Biotechnology                                                            1.6%
Building Products                                                        2.2%
Commercial Services & Supplies                                          18.9%
Computers & Peripherals                                                  2.0%
Construction & Engineering                                               2.7%
Diversified Financials                                                   3.8%
Electrical Equipment                                                     2.7%
Electronic Equipment & Instruments                                       4.0%
Food Products                                                            2.3%
Health Care Equipment & Supplies                                         9.2%


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Health Care Providers & Services                                         2.4%
Hotels Restaurants & Leisure                                             2.8%
Insurance                                                                1.5%
Leisure Equipment & Products                                             2.9%
Machinery                                                                4.1%
Media                                                                    6.2%
Pharmaceuticals                                                          4.0%
Real Estate                                                              1.0%
Semiconductor Equipment & Products                                       1.1%
Software                                                                 3.7%
Specialty Retail                                                         3.7%
Water Utilities                                                          1.9%


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REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Trustees and Shareholders of
FTI Funds:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of FTI Funds (comprising, respectively, the Large Capitalization Growth Fund, Large Capitalization Growth and Income Fund, International Equity Fund, Small Capitalization Equity Fund, European Smaller Companies Fund, Bond Fund and Municipal Bond Fund) (collectively, "the Funds"), as of November 30, 2001, and the related statement of operations, the statements of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of November 30, 2001 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising FTI Funds at November 30, 2001, and the results of their operations, the changes in their net assets and financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernst & Young, LLP


Boston, Massachusetts
January 9, 2002


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